Registration No. 333-172046

811-08904

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 9	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 154	☒

NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue,

New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Trina Sandoval, Esq.

New York Life Insurance and Annuity Corporation

51 Madison Avenue

New York, NEW YORK 10010

(Name and Address of Agent for Service)

Copy to:

Richard Choi, Esq. Carlton Fields Jorden Burt 1025 Thomas Jefferson Street, NW Suite 400 East Washington, DC 20007-5208	Thomas F. English, Esq. Senior Vice President Deputy General Counsel and Chief Insurance Counsel New York Life Insurance Company 51 Madison Avenue New York, New York 10010

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2016 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on (Date) pursuant to paragraph (a) (1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effectiveness date for a previously filed post-effective amendment.

Title of Securities Being Registered:	Units of interest in a separate account under variable annuity contracts.

PROSPECTUS Dated May 1, 2016

for

New York Life Flexible Premium Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251, New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual New York Life Flexible Premium Variable Annuity II policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We have discontinued sales of these policies. However, we still accept premium payments for certain inforce policies. We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when Income Payments commence, and a guaranteed death benefit if the owner dies before Income Payments have commenced.

You can choose to have the Mortality and Expense Risk and Administrative Costs Charge (M&E Charge) associated with your policy assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or the Adjusted Premium Payments (which invests in Separate Account IV). The M&E Charge assessed to your policy will be based on the option that you choose. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies, the M&E charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the Eligible Portfolios of the Funds in which the Investment Divisions invest (the “Funds” and each individually, a “Fund”). Please contact us at (800) 598-2019, or contact your registered representative if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2016. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, and the Investment Divisions listed below. You may also allocate your premium payments to an Asset Allocation Model. The Investment Divisions and Asset Allocation Models noted below are available regardless of the M&E Charge structure that you choose.

•    MainStay VP Absolute Return Multi-Strategy — Service Class*

•    MainStay VP Balanced — Service Class

•    MainStay VP Bond — Service Class

•    MainStay VP Cash Management — Initial Class

•    MainStay VP Common Stock — Service Class

•    MainStay VP Conservative Allocation — Service Class

•    MainStay VP Convertible — Service Class

•    MainStay VP Unconstrained Bond — Service Class

•    MainStay VP VanEck Global Hard Assets — Initial Class

•    American Funds IS® Global Small Capitalization FundSM — Class 4

•    American Funds IS® New World Fund® — Class 4

•    BlackRock® Global Allocation V.I. Fund — Class III

•    BlackRock® High Yield V.I. Fund — Class III

•    Columbia Variable Portfolio — Commodity Strategy Fund — Class 2

•    MainStay VP Cornerstone Growth — Service Class

•    MainStay VP Cushing® Renaissance Advantage — Service Class

•    MainStay VP Eagle Small Cap Growth

•    MainStay VP Emerging Markets Equity – Service Class

•    MainStay VP Epoch U.S. Small Cap**

•    MainStay VP Floating Rate — Service Class

•    MainStay VP Government — Service Class

•    MainStay VP Growth Allocation — Service Class

•    MainStay VP High Yield Corporate Bond — Service Class

•    MainStay VP ICAP Select Equity — Service Class

•    MainStay VP Income Builder — Service Class

•    MainStay VP International Equity — Service Class

•    MainStay VP Janus Balanced

•    MainStay VP Large Cap Growth — Service Class

•    MainStay VP MFS® Utilities — Service Class

•    MainStay VP Mid Cap Core — Service Class

•    MainStay VP Moderate Allocation — Service Class

•    MainStay VP Moderate Growth Allocation — Service Class

•    MainStay VP PIMCO Real Return — Service Class

•    MainStay VP S&P 500 Index — Service Class

•    MainStay VP Small Cap Core — Service Class

•    MainStay VP T. Rowe Price Equity Income — Service Class

•    Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

•    Columbia Variable Portfolio — Small Cap Value Fund — Class 2

•    Deutsche Alternative Asset Allocation VIP — Class B

•    Dreyfus IP Technology Growth Portfolio — Service Shares

•    Fidelity® VIP Contrafund® Portfolio — Service Class 2

•    Fidelity® VIP Equity-Income Portfolio — Service Class 2

•    Fidelity® VIP Growth Opportunities Portfolio — Service Class 2

•    Fidelity® VIP Mid Cap Portfolio — Service Class 2

•    Invesco V.I. American Value Fund — Series II Shares

•    Invesco V.I. International Growth Fund — Series II Shares

•    Janus Aspen Global Research Portfolio — Service Shares

•    MFS® Investors Trust Series — Service Class

•    MFS® Research Series — Service Class

•    Neuberger Berman AMT Mid Cap Growth Portfolio — Class S

•    PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)— Advisor Class

•    PIMCO VIT Low Duration Portfolio — Advisor Class

•    PIMCO VIT Total Return Portfolio — Advisor Class

•    Royce Micro-Cap Portfolio — Investment Class

•    UIF U.S. Real Estate Portfolio — Class II

•    Victory VIF Diversified Stock Fund — Class A Shares

* Formerly known as MainStay VP Marketfield

** Formerly known as MainStay VP U.S. Small Cap

2016 Asset Allocation Models

Aggressive	Moderately Aggressive
30% MainStay VP Growth Allocation	30% MainStay VP Growth Allocation
10% Fidelity® VIP Contrafund® Portfolio	10% Fidelity® VIP Contrafund® Portfolio
10% MainStay VP Unconstrained Bond	10% MainStay VP Unconstrained Bond
8% American Funds IS® New World Fund®	6% MainStay VP Absolute Return Multi-Strategy
7% MFS® Investors Trust Series	6% MFS® Investors Trust Series
7% Invesco V.I. International Growth Fund	5% MainStay VP High Yield Corporate Bond
6% MainStay VP Common Stock	5% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)
5% MainStay VP Absolute Return Multi-Strategy	5% PIMCO VIT Total Return
5% Neuberger Berman AMT Mid Cap Growth Portfolio	4% Deutsche Alternative Asset Allocation VIP
5% Deutsche Alternative Asset Allocation VIP	4% Invesco V.I. International Growth Fund
4% MainStay VP International Equity	4% MainStay VP Common Stock
3% American Funds IS® Global Small CapitalizationSM	3% American Funds IS® New World Fund®
3% Neuberger Berman AMT Mid Cap Growth Portfolio
2% PIMCO VIT Low Duration
2% Columbia Variable Portfolio — Emerging Markets Bond
1% MainStay VP PIMCO Real Return

Moderate	Moderately Conservative
30% MainStay VP Moderate Growth Allocation	30% MainStay VP Moderate Allocation
15% MainStay VP Unconstrained Bond	20% MainStay VP Unconstrained Bond
7% Fidelity® VIP Contrafund® Portfolio	8% MainStay VP Absolute Return Multi-Strategy
7% MainStay VP Absolute Return Multi-Strategy	8% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)
6% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	8% PIMCO VIT Total Return
6% PIMCO VIT Total Return	5% Fidelity® VIP Contrafund® Portfolio
5% BlackRock® Global Allocation	5% BlackRock® Global Allocation
4% Invesco V.I. International Growth Fund	4% MainStay VP High Yield Corporate Bond
4% MainStay VP High Yield Corporate Bond	4% PIMCO VIT Low Duration
3% Deutsche Alternative Asset Allocation VIP	2% Deutsche Alternative Asset Allocation VIP
3% PIMCO VIT Low Duration	2% Invesco V.I. International Growth Fund
3% MFS® Investors Trust Series	2% MainStay VP PIMCO Real Return
2% American Funds IS® New World Fund®	1% American Funds IS® New World Fund®
2% MainStay VP PIMCO Real Return	1% Neuberger Berman AMT Mid Cap Growth Portfolio
2% Neuberger Berman AMT Mid Cap Growth Portfolio
1% Columbia Variable Portfolio — Emerging Markets Bond

Conservative
30% MainStay VP Unconstrained Bond
20% MainStay VP Conservative Allocation
12% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)
12% PIMCO VIT Total Return
9% MainStay VP Absolute Return Multi-Strategy
5% BlackRock® Global Allocation
5% PIMCO VIT Low Duration
4% MainStay VP High Yield Corporate Bond
2% MainStay VP PIMCO Real Return
1% Deutsche Alternative Asset Allocation VIP

Please be advised that each Asset Allocation Model is designed to achieve a different investment objective and takes into consideration risk tolerance and time horizon. Each model corresponds with one of the five Investment Objectives identified on your Investor Profile. (For more information, see “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT – Asset Allocation Models”.)

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

This Prospectus is not considered an offering in any state where the sale of this policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

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DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value of a policy.

Adjusted Death Benefit Premium Payments—The total dollar amount of premium payments made under this Policy reduced by any Adjusted Death Benefit Premium Payment Proportional Withdrawals.

Adjusted Death Benefit Premium Payment Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Death Benefit Premium Payments immediately preceding the withdrawal.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy.

Allocation Options—The Investment Divisions of the Separate Account, any Asset Allocation Model and the Fixed Account.

Annuitant—The person named on the Policy Data Page and whose life determines the Income Payments.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The model portfolio is designed by New York Life Investment Management LLC (“New York Life Investments”) and based primarily on investment risk.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Fixed Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.

Fixed Account Accumulation Value—The sum of premium payments and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

General Office—A New York Life field office.

Good Order—We consider a transaction to be in “Good Order” if it complies generally with our administrative procedures, and the required information is complete and correct. We may delay or reject a request if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request. We may, in our sole discretion, determine whether any particular request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

3

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account Nonforfeiture Value. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 15 of the section of the Prospectus entitled, “Questions and Answers About New York Life Flexible Premium Variable Annuity II.”

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy or as subsequently changed, who is entitled to exercise all rights under the policy.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.

Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Separate Account—NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

4

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Policyowner Transaction Expenses

Guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	7.00%
Current Surrender Charge as a percentage of the amount withdrawn[1]	7.00%
Current and guaranteed maximum Transfer Fee for each transfer over 12 in a Policy Year (currently no charge for the first 12 transfers in a Policy Year).	$30

1	In Policy Years 2 and beyond, the percentage applied to calculate the maximum Surrender Charge is reduced as follows: 7% during Policy Years 1 through 3; 6% during Policy Year 4; 5% during Policy Year 5; 4% during Policy Year 6; 3% during Policy Year 7; 2% during Policy Year 8; 1% during Policy Year 9; and 0% thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

The charges in the “Accumulation Value Based M&E Charge Policies” column apply if you chose to have M&E charges calculated as an annualized percentage of daily average Variable Accumulation Value. The charges in the “Premium Based M&E Charge Policies” column apply if you chose to have M&E charges calculated as an annualized percentage of Adjusted Premium Payments.

	Accumulation Value Based M&E Charge Policies	Premium Based M&E Charge Policies
Annual Policy Service Charge (for policies with less than $50,000 Accumulation Value)	$30	$30
Current and guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge	1.40%	1.60%

Optional Rider Charges: Annual Death Benefit Reset Rider

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Reset Rider Charge if the oldest Owner was age 65 or younger when the policy was issued	0.30%
Current Annual Death Benefit Reset Rider Charge if the oldest Owner was age 66 to 75 inclusive when the policy was issued	0.35%

Optional Rider Charges: Enhanced Beneficiary Benefit Rider

Guaranteed maximum Enhanced Beneficiary Benefit Rider Charge (calculated as an annualized percentage of the policy’s Accumulation Value, deducted on a quarterly basis).	1.00%
Current Enhanced Beneficiary Benefit Rider Charge	0.30%

5

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of December 31, 2015.	0.48%	1.95%

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2015. The Fund or its agents provided the fees and charges that are based on 2015 expenses, unless otherwise indicated. For Funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

6

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Annual Expense	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Conservative Allocation — Service Class	0.00%	0.25%	0.03%	0.80%	1.08%	(—)	1.08%
MainStay VP Emerging Markets Equity — Service Class	1.10%	0.25%	0.30%	0.06%	1.71%	(—)	1.71%
MainStay VP Growth Allocation — Service Class	0.00%	0.25%	0.03%	1.17%	1.45%	(—)	1.45%
MainStay VP Moderate Allocation — Service Class	0.00%	0.25%	0.02%	0.93%	1.20%	(—)	1.20%
MainStay VP Moderate Growth Allocation — Service Class	0.00%	0.25%	0.02%	1.05%	1.32%	(—)	1.32%
Deutsche Alternative Asset Allocation VIP — Class B	0.31%	0.25%	0.27%	1.12%	1.95%	(0.24%)	1.71	%(i)
Fidelity® VIP Equity-Income Portfolio — Service Class 2	0.45%	0.25%	0.09%	0.08%	0.87%	(—)	0.87%
Invesco V.I. American Value Fund — Series II Shares	0.72%	0.25%	0.27%	0.11%	1.35%	(—)	1.35%

Please refer to the applicable fund prospectus for additional information.

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2015, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2015 expenses. For funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.
§	Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Absolute Return Multi-Strategy — Service Class(1)	1.25%		0.25%	0.45%	1.95%	(0.24%)	1.71	%(a)
MainStay VP Balanced — Service Class	0.70%		0.25%	0.09%	1.04%	(—)	1.04%
MainStay VP Bond — Service Class	0.48%		0.25%	0.04%	0.77%	(—)	0.77%
MainStay VP Cash Management — Initial Class(2)	0.44%		0.00%	0.04%	0.48%	(—)	0.48%
MainStay VP Common Stock — Service Class	0.54%		0.25%	0.04%	0.83%	(—)	0.83%
MainStay VP Convertible — Service Class	0.59%		0.25%	0.03%	0.87%	(—)	0.87%
MainStay VP Cornerstone Growth — Service Class	0.70%		0.25%	0.03%	0.98%	(—)	0.98%
MainStay VP Cushing Renaissance Advantage — Service Class	1.25%		0.25%	0.10%	1.60%	(—)	1.60%
MainStay VP Eagle Small Cap Growth — Service Class	0.81	%(k)	0.25%	0.04%	1.10%	(—)	1.10%

7

Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Eagle Small Cap Growth — Initial Class*	0.81	%(k)	0.00%	0.04%	0.85%	(—)	0.85%
MainStay VP Epoch U.S. Small Cap — Service Class(3)	0.77%		0.25%	0.04%	1.06%	(—)	1.06%
MainStay VP Floating Rate — Service Class	0.60%		0.25%	0.05%	0.90%	(—)	0.90%
MainStay VP Government — Service Class	0.50%		0.25%	0.05%	0.80%	(—)	0.80%
MainStay VP High Yield Corporate Bond — Service Class	0.56%		0.25%	0.02%	0.83%	(—)	0.83%
MainStay VP ICAP Select Equity — Service Class	0.76%		0.25%	0.02%	1.03%	(—)	1.03%
MainStay VP Income Builder — Service Class	0.57%		0.25%	0.06%	0.88%	(—)	0.88%
MainStay VP International Equity — Service Class	0.89%		0.25%	0.06%	1.20%	(—)	1.20%
MainStay VP Janus Balanced — Service Class	0.55	%(l)	0.25%	0.03%	0.83%	(—)	0.83%
MainStay VP Janus Balanced — Initial Class*	0.55	%(l)	0.00%	0.03%	0.58%	(—)	0.58%
MainStay VP Large Cap Growth — Service Class	0.74%		0.25%	0.03%	1.02%	(—)	1.02	%(b)
MainStay VP MFS® Utilities — Service Class	0.72%		0.25%	0.05%	1.02%	(—)	1.02%
MainStay VP Mid Cap Core — Service Class	0.85%		0.25%	0.04%	1.14%	(0.02%)	1.12	%(g)
MainStay VP PIMCO Real Return — Service Class	0.50%		0.25%	0.22%	0.97%	(—)	0.97%
MainStay VP S&P 500 Index — Service Class	0.24%		0.25%	0.03%	0.52%	(—)	0.52%
MainStay VP Small Cap Core — Service Class	0.85%		0.25%	0.04%	1.14%	(—)	1.14%
MainStay VP T. Rowe Price Equity Income — Service Class	0.74%		0.25%	0.03%	1.02%	(—)	1.02%
MainStay VP Unconstrained Bond — Service Class	0.58%		0.25%	0.07%	0.90%	(—)	0.90%
MainStay VP VanEck Global Hard Assets — Initial Class	0.89%		0.00%	0.04%	0.93%	(—)	0.93%
American Funds IS® Global Small Capitalization FundSM– Class 4	0.69%		0.25%	0.29%	1.23%	(—)	1.23%
American Funds IS® New World Fund® — Class 4	0.72%		0.25%	0.32%	1.29%	(—)	1.29%
BlackRock® Global Allocation V.I. Fund — Class III	0.62%		0.25%	0.25%	1.12%	(0.13%)	0.99	%(c)
BlackRock® High Yield V.I. Fund — Class III	0.53%		0.25%	0.29%	1.07%	(0.12%)	0.95	%(d)
Columbia Variable Portfolio — Commodity Strategy Fund — Class 2	0.63%		0.25%	0.25%	1.13%	(—)	1.13%
Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2	0.60%		0.25%	0.15%	1.00%	(—)	1.00%
Columbia Variable Portfolio — Small Cap Value Fund — Class 2	0.87%		0.25%	0.11%	1.23%	(0.05%)	1.18	%(h)
Dreyfus IP Technology Growth Portfolio — Service Shares	0.75%		0.25%	0.08%	1.08%	(—)	1.08%
Fidelity® VIP Contrafund® Portfolio — Service Class 2	0.55%		0.25%	0.08%	0.88%	(—)	0.88%
Fidelity® VIP Growth Opportunities Portfolio — Service Class 2	0.55%		0.25%	0.12%	0.92%	(—)	0.92%
Fidelity® VIP Mid Cap Portfolio — Service Class 2	0.55%		0.25%	0.08%	0.88%	(—)	0.88%

8

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)		Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
Invesco V.I. International Growth Fund — Series II Shares	0.71%	0.25%		0.31%	1.27%	(0.01%)	1.26	%(e)
Janus Aspen Global Research Portfolio — Service Shares	0.74%	0.25%		0.11%	1.10%	(—)	1.10%
MFS® Investors Trust Series — Service Class	0.75%	0.25%		0.07%	1.07%	(—)	1.07%
MFS® Research Series — Service Class	0.75%	0.25%		0.07%	1.07%	(—)	1.07%
Neuberger Berman AMT Mid Cap Growth Portfolio — Class S	0.84%	0.25%		0.14%	1.23%	(—)	1.23%
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class	0.75%	0.25%		0.00%	1.00%	(—)	1.00%
PIMCO VIT Low Duration Portfolio — Advisor Class	0.50%	0.25%		0.01%	0.76%	(—)	0.76%
PIMCO VIT Total Return Portfolio — Advisor Class	0.50%	0.25%		0.01%	0.76%	(—)	0.76%
Royce Micro-Cap Portfolio — Investment Class(4)	1.25%	0.00%		0.07%	1.32%	(—)	1.32%
UIF U.S. Real Estate Portfolio — Class II	0.80%	0.25	%(j)	0.27%	1.32%	(0.07%)	1.25	%(f)
Victory VIF Diversified Stock Fund — Class A Shares	0.30%	0.25%		0.59%	1.14%	(—)	1.14%

Please refer to the applicable fund prospectus for additional information.

¶	Management Fees may include Adviser and/or Administration Fees.
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2015, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2015 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
§	Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”
(1)	Formerly known as MainStay VP Marketfield.
(2)	MainStay VP Cash Management intends to convert to a government money market fund sometime before October 2016. This means that, by October 2016, the fund’s investment strategy will be changed so that it invests at least 99.5% of its total assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities
(3)	Formerly known as MainStay VP U.S. Small Cap.
(4)	On December 11, 2015, NYLIAC, on behalf of itself and its Separate Accounts, filed an application with the SEC to substitute shares of the Royce Micro-Cap Portfolio—Investment Class with shares of the MainStay VP Small Cap Core—Service Class. Subject to SEC approval, NYLIAC expects the substitution to occur on or around August 2016.
*	New allocations to the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions will not be accepted from policyowners who were not invested in the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Division on February 17, 2012. For existing policyowners, if you remove all of your Accumulation Value from the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions on or after February 17, 2012, you will not be able to reinvest in these Investment Divisions.
(a)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.71% of the average daily net assets of Service Class shares. This agreement expires on May 1, 2017, and may only be amended or terminated prior to that date by action of the Board.
(b)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% on assets up from $11 billion to $13 billion; and 0.525% on assets over $13 billion. This agreement will remain in effect until May 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(c)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2017. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund

9

or by a vote of a majority of the outstanding voting securities of the Fund.

(d)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2017. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(e)	Invesco has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. The fee waiver agreement cannot be terminated during its term.
(f)	The Portfolio’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25%. The fee waivers and/or expense reimbursements will continue until May 1, 2017 or until such time as the Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
(g)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio fees and expenses) of Initial Class shares do not exceed 0.86% of the average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the Service Class shares. This agreement will remain in effect until May 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(h)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or beyond usual expenses) until April 30, 2017, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.18% for Class 2.
(i)	Through April 30, 2017, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.59% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.12%). These agreements may only be terminated with the consent of the fund’s Board.
(j)	The Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) approved an amendment to the Fund’s Plan of Distribution reducing the distribution (12b-1) fee for the Portfolio’s Class II shares from 0.35% to 0.25% effective May 1, 2015. The distribution (12b-1) fee shown in the table above has been restated to reflect such change.
(k)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.785% on assets over $1 billion. This agreement will remain in effect until May 1, 2017, and may only be amended or terminated prior to that date by action of the Board.
(l)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.525% on assets over $1 billion. This agreement will remain in effect until May 1, 2017, and may only be amended or terminated prior to that date by action of the Board.

10

Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the highest charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge (for policies with less than $50,000 Accumulation Value), separate account annual expenses, portfolio company fees and expenses and optional rider charges where indicated. Therefore, if your policy’s Accumulation Value exceeds that amount, the expenses would be slightly lower. For more information on the charges reflected in this table, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.

You would pay the following expenses on a $10,000 allocation in the Investment Division listed, assuming a 5% annual return on assets:

For Accumulation Value based M&E Charge New York Life Flexible Premium Variable Annuity II Policies:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Absolute Return Multi-Strategy—Service Class
without any Riders	$1,021.09	$1,128.93	$1,923.38	$3,988.49	$1,021.09	$1,813.62	$2,432.31	$4,018.49	$351.75	$1,128.93	$1,923.38	$3,988.49
with EBB Rider	$1,050.11	$1,219.46	$2,070.02	$4,259.02	$1,050.11	$1,898.16	$2,571.64	$4,289.02	$382.72	$1,219.46	$2,070.02	$4,259.02
with ADBR Rider	$1,053.88	$1,231.29	$2,089.14	$4,293.97	$1,053.88	$1,909.20	$2,589.81	$4,323.97	$386.75	$1,231.29	$2,089.14	$4,293.97
with All Riders	$1,082.91	$1,321.18	$2,233.66	$4,555.25	$1,082.91	$1,993.13	$2,727.11	$4,585.25	$417.72	$1,321.18	$2,233.66	$4,555.25

For Premium based M&E Charge New York Life Flexible Premium Variable Annuity II Policies:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Absolute Return Multi-Strategy—Service Class
without any Riders	$1,033.27	$1,161.45	$1,967.38	$4,026.35	$1,033.27	$1,843.97	$2,474.07	$4,056.35	$364.75	$1,161.45	$1,967.38	$4,026.35
with EBB Rider	$1,062.27	$1,253.18	$2,118.16	$4,316.09	$1,062.27	$1,929.63	$2,617.34	$4,346.09	$395.70	$1,253.18	$2,118.16	$4,316.09
with ADBR Rider	$1,066.07	$1,265.23	$2,137.90	$4,353.62	$1,066.07	$1,940.88	$2,636.10	$4,383.62	$399.75	$1,265.23	$2,137.90	$4,353.62
with All Riders	$1,095.07	$1,356.31	$2,286.48	$4,633.32	$1,095.07	$2,025.93	$2,777.28	$4,663.32	$430.70	$1,356.31	$2,286.48	$4,633.32

11

QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY II

NOTE: The following section contains brief questions and answers about the New York Life Flexible

Premium Variable Annuity II. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Flexible Premium Variable Annuity II?

The New York Life Flexible Premium Variable Annuity II is a Flexible Premium Deferred Variable Retirement Annuity Policy issued by NYLIAC. You may allocate premium payments to the Investment Divisions of the Separate Account, an Asset Allocation Model and/or to the Fixed Account. (See “ASSET ALLOCATION MODELS” for more information about which Asset Allocation Models are currently available to you.) The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account.

2.	Where can I allocate my premium payments?

(a)	You can allocate your premium payments to one or more of the following Allocation Options:

(i)	SEPARATE ACCOUNT

Separate Account III currently consists of 81 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 58 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions and Asset Allocation Models are listed on the first and second page of this Prospectus. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions or an Asset Allocation Model, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s). You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

(ii)	FIXED ACCOUNT

Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed minimum interest rate.

3.	Can I make transfers among the Investment Divisions, the Asset Allocation Models and the Fixed Account?

You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions and one of the available Asset Allocation Models or from the Investment Divisions and/or an Asset Allocation Model to the Fixed Account at least 30 days before the Annuity Commencement Date. For Premium based M&E Charge policies, no transfers are allowed into the Fixed Account. Generally, you can transfer a minimum amount of $25 into an Investment Division, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, we reserve the right to charge up to $30 for each transfer after the first twelve in a given Policy Year. Please note that each transfer to or from an Asset Allocation Model counts as one transfer. (See “TRANSFERS.”)

You can make transfers from the Fixed Account, although certain restrictions may apply. (See “THE FIXED ACCOUNT”) In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options as described herein.

4.	What charges are assessed against the policy?

Before the date we start making Income Payments under the Policy, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy if on that date the Accumulation Value is below $50,000. In addition, we also deduct a charge for certain mortality and expense risks NYLIAC assumes and for policy administration expenses (M&E Charge) . You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

The M&E Charge is 1.40% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For Premium based M&E Charge policies, the M&E Charge is 1.60% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each

12

policy quarter (excluding premium payments allocated to the Fixed Account that are not transferred to the Investment Division). (See “MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE.”)

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit you because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first nine Policy Years. The percentage declines after the first three Policy Years as follows:

Policy Year	Surrender Charge
1	7%
2	7%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10+	0%

You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; (b) the Accumulation Value less the accumulated premium payments; or (c) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”)

If you selected the Annual Death Benefit Reset Rider (“ADBR”) (available only at the time of application), we will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary. In most jurisdictions, this charge will be deducted from each Investment Division and the Fixed Account, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage we are currently charging before you select this rider. We may set a lower charge at our sole discretion.

As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (0.075% per quarter)
66 to 75 inclusive	0.35% (0.0875% per quarter)

If you selected the Enhanced Beneficiary Benefit (“EBB”) Rider (available only at the time of application), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted from each Allocation Option in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should consult your registered representative to determine the percentage we are currently charging before you elect this Rider. The original percentage you are charged for the EBB Rider will not change once your policy is issued. NYLIAC may in the future, charge up to the maximum annual amount described above for new policies.

13

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5.	What are the minimum initial and maximum additional premium payments?

The minimum initial premium payment for Qualified Policies is as follows:

(a)	for Code Section 403(b) Tax Sheltered Annuities (“TSAs”), a $2,000 single premium or $50 per month;

(b)	for IRAs and Roth IRAs, a $2,000 single premium or a $1,200 initial premium payment plus pre-authorized monthly deductions of $100 per month;

(c)	for deferred compensation plans, $50 per month;

(d)	for SEP plans, $2,000 initial premium payment or $50 per month if part of a pre-authorized billing arrangement; and

(e)	For SIMPLE IRAs, $2,000 initial premium payment or $50 per month if part of a pre-authorized billing arrangement.

For Qualified Policies you may not make premium payments in excess of the amount permitted by law for the plan indicated.

Unless we permit otherwise, the minimum initial premium payment is $5,000 (or $2,500 plus $100 per month from a pre-authorized billing arrangement) for Non-Qualified Policies. Additional non-scheduled premium payments must be at least $500 for Qualified Policies and Non-Qualified Policies, or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 17 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept without prior approval is set forth on the Policy Data Page.

6. How are premium payments allocated?

We allocate the initial premium payment to the Investment Divisions, Asset Allocation Model and/or the Fixed Account you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center, subject to our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated to an Allocation Option at the close of the Business Day on which they are received. (See “THE POLICIES—Policy Application and Premium Payments.”)

You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Option at the time you make a premium payment. The minimum amount which you may place in any one Investment Division or the Fixed Account is $25, or such lower amount as we may permit. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Option and the number of Allocation Options inclusively to which you may allocate your Accumulation Value. Acceptance of initial and additional premium payments is subject to our suitability standards.

7. What happens if premium payments are not made?

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to applicable state laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8. Can I withdraw money from the policy before the Annuity Commencement Date?

You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in Good Order before we process it. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals—Partial Withdrawals and Periodic Partial Withdrawals.”)

14

9.	How will NYLIAC make Income Payments on the Annuity Commencement Date?

We will make Income Payments on a fixed basis. We do not currently offer a variable Income Payment option. We will make payments over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—INCOME PAYMENTS.”) We may offer other options, at our discretion, where permitted by state law.

10.	What happens if I die before the Annuity Commencement Date?

Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the policy an amount equal to the greatest of:

(a)	the Accumulation Value, less any outstanding loan balance, as of the day we receive a claim form in Good Order, or

(b)	the Adjusted Death Benefit Premium Payments.

If the Beneficiary is the spouse (as defined under Federal law) of the Annuitant and the owner, see Question 11. (Also see “DEATH BEFORE ANNUITY COMMENCEMENT” and “FEDERAL TAX MATTERS.”)

11.	What happens if my spouse is the Beneficiary?

If you die before the Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new Owner if he/she is also the sole Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only; TSA policies are excluded). If you are also the Annuitant, your spouse will also become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death. If you elect the EBB Rider and the Enhanced Spousal Continuance (ESC) Rider applies, see the EBB and ESC Riders for details.

12.	Can I return the policy after it is delivered?

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

13.	What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

14.	Are policy loans available?

If you have purchased an Accumulation Value based M&E Charge policy in connection with a Code Section 403(b) Tax-Sheltered Annuity (“TSA”) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. Loans are not available for policies issued in the State of New York. You may not borrow any portion of your Accumulation Value if you have purchased a Premium based M&E Charge policy in connection with a TSA plan. (See “LOANS.”)

15.	Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

15

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159

Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010

Death Claim forms may also be submitted to	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Written service requests will be effective as of the Business Day they are received in Good Order at VPSC at one of the addresses listed immediately above.

Faxed or e-mailed requests are not acceptable and will not be honored at any time. All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not be able to process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

16.	How do I contact NYLIAC by Telephone or by the Internet?

a.	By Telephone:

Certain service requests, including but not limited to obtaining current unit values and speaking to a customer representative, may be made by telephone. For telephonic requests, you must contact the NYLIAC Interactive Voice Response System (“IVR”) toll-free by calling: (800) 598-2019. (See “THE POLICIES — Virtual Service Center and Interactive Voice Response System.”)

b.	By Internet:

Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be made via the Internet. For Internet-based requests, you must contact the NYLIAC Virtual Service Center (“VSC”) at www.newyorklife.com/vsc and enter your user name and password. (See “THE POLICIES — Virtual Service Center and Interactive Voice Response System.”)

We make IVR and VSC services available at our discretion. In addition, availability of IVR and VSC services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through IVR or VSC should become unavailable. We will not accept e-mailed requests for policy transactions or e-mails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through the VSC once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocations, transfers, partial withdrawals and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Reallocation (AAR) arrangement. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

16

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

17.	Where do I send subsequent premium payments and loan repayments?

Subsequent premium payments and loan repayments must be sent to one of the following addresses:

Regular Mail	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675-3021

Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

Subsequent premium payments and loan repayments will be credited as of the Business Day they are received in Good Order at one of the addresses noted in this Question 17. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See “THE POLICIES — Policy Application and Premium Payments.”)

17

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2015 and 2014, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2015 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2015, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

18

CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The policies were first offered on May 1, 2011. Therefore, values and units shown for 2011 are for the period from May 1, 2011 to December 31, 2011. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are included in the Statement of Additional Information.

For Accumulation Value based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)
MainStay VP Absolute Return Multi-Strategy – Service Class
2015	9.56	8.67	1,139
2014	11.04	9.56	1,304
2013(c)	10.00	11.04	1,051

MainStay VP Balanced – Service Class
2015	16.62	15.88	2,332
2014	15.31	16.62	2,360
2013	12.82	15.31	2,321
2012	11.63	12.82	2,202
2011	11.51	11.63	2,331

MainStay VP Bond – Service Class
2015	13.45	13.20	2,141
2014	12.97	13.45	2,307
2013	13.48	12.97	2,465
2012	13.22	13.48	2,831
2011	12.61	13.22	2,544

MainStay VP Cash Management – Initial Class
2015	1.24	1.23	40,857
2014	1.26	1.24	41,024
2013	1.28	1.26	47,181
2012	1.31	1.28	55,543
2011	1.33	1.31	74,223

MainStay VP Common Stock – Service Class
2015	21.85	21.32	730
2014	19.65	21.85	707
2013	14.86	19.65	682
2012	13.00	14.86	664
2011	13.02	13.00	699

MainStay VP Conservative Allocation – Service Class
2015	14.85	14.35	5,973
2014	14.53	14.85	6,344
2013	13.13	14.53	6,426
2012	12.12	13.13	6,481
2011	11.99	12.12	6,099

MainStay VP Convertible – Service Class
2015	19.64	18.97	2,033
2014	18.79	19.64	2,190
2013	15.49	18.79	2,202
2012	14.73	15.49	2,224
2011	15.87	14.73	2,164

MainStay VP Cornerstone Growth – Service Class
2015	17.33	17.43	605
2014	16.21	17.33	669
2013	13.24	16.21	729
2012	11.73	13.24	790
2011	12.11	11.73	824

MainStay VP Cushing® Renaissance Advantage – Service Class
2015(e)	10.00	7.44	40

MainStay VP Eagle Small Cap Growth – Initial Class
2015	12.89	12.59	2,761

19

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2014	12.75	12.89	3,207
2013	9.87	12.75	3,651
2012(b)	10.00	9.87	4,194

MainStay VP Eagle Small Cap Growth – Service Class
2015	12.77	12.40	817
2014	12.68	12.77	798
2013(c)	10.00	12.68	828

MainStay VP Emerging Markets Equity – Service Class
2015	8.03	6.62	3,139
2014	9.28	8.03	3,279
2013	9.97	9.28	3,271
2012(b)	10.00	9.97	3,256

MainStay VP Epoch U.S. Small Cap – Service Class
2015	24.78	22.93	1,025
2014	24.31	24.78	1,103
2013	18.27	24.31	1,139
2012	16.70	18.27	1,103
2011	17.53	16.70	1,146

MainStay VP Floating Rate – Service Class
2015	12.00	11.87	4,708
2014	12.15	12.00	4,494
2013	11.85	12.15	4,792
2012	11.31	11.85	4,644
2011	11.27	11.31	4,520

MainStay VP Government – Service Class
2015	12.46	12.27	1,580
2014	12.17	12.46	1,718
2013	12.67	12.17	1,761
2012	12.44	12.67	2,073
2011	11.98	12.44	2,203

MainStay VP Growth Allocation – Service Class
2015	14.97	14.20	3,887
2014	14.61	14.97	3,961
2013	11.40	14.61	3,758
2012	10.07	11.40	3,678
2011	10.53	10.07	3,692

MainStay VP High Yield Corporate Bond – Service Class
2015	18.73	17.87	7,469
2014	19.09	18.73	7,991
2013	18.63	19.09	8,120
2012	17.12	18.63	7,812
2011	16.51	17.12	7,049

MainStay VP ICAP Select Equity – Service Class
2015	21.19	19.84	3,559
2014	19.96	21.19	3,837
2013	15.72	19.96	4,084
2012	13.92	15.72	4,261
2011	14.41	13.92	4,480

MainStay VP Income Builder – Service Class
2015	18.13	17.01	1,083
2014	17.24	18.13	1,097
2013	14.97	17.24	961
2012	13.31	14.97	897
2011	13.21	13.31	846

MainStay VP International Equity – Service Class
2015	17.24	17.88	1,847
2014	18.18	17.24	2,031
2013	16.26	18.18	2,087
2012	13.94	16.26	2,093
2011	17.00	13.94	2,176

MainStay VP Janus Balanced – Initial Class
2015	1.323	13.14	12,154
2014	12.35	13.23	13,674
2013	10.42	12.35	15,534

20

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2012(b)	10.00	10.42	17,731
MainStay VP Janus Balanced – Service Class
2015	13.14	13.02	3,700
2014	12.29	13.14	3,811
2013	10.40	12.29	3,816
2012(b)	10.00	10.40	3,800

MainStay VP Large Cap Growth – Service Class
2015	19.88	20.59	1,476
2014	18.48	19.88	1,481
2013	13.92	18.48	1,568
2012	12.66	13.92	1,576
2011	13.07	12.66	1,415

MainStay VP MFS® Utilities – Service Class
2015	14.09	11.87	11,653
2014	12.71	14.09	12,687
2013	10.74	12.71	12,963
2012(b)	10.00	10.74	13,151

MainStay VP Mid Cap Core – Service Class
2015	29.00	26.99	2,087
2014	26.30	29.00	2,258
2013	19.10	26.30	2,375
2012	16.69	19.10	2,390
2011	17.57	16.69	2,527

MainStay VP Moderate Allocation – Service Class
2015	15.11	14.57	8,159
2014	14.76	15.11	8,468
2013	12.68	14.76	8,345
2012	11.49	12.68	7,985
2011	11.60	11.49	7,965

MainStay VP Moderate Growth Allocation – Service Class
2015	15.35	14.67	8,833
2014	15.01	15.35	8,848
2013	12.18	15.01	8,618
2012	10.85	12.18	8,459
2011	11.20	10.85	8,532

MainStay VP PIMCO Real Return – Service Class
2015	9.41	9.04	2,008
2014	9.33	9.41	2,406
2013	10.43	9.33	2,854
2012(b)	10.00	10.43	3,871

MainStay VP S&P 500 Index – Service Class
2015	20.68	20.31	3,110
2014	18.72	20.68	3,241
2013	14.52	18.72	3,281
2012	12.86	14.52	3,373
2011	12.87	12.86	3,316

MainStay VP T. Rowe Price Equity Income – Service Class
2015	14.45	13.25	2,452
2014	13.64	14.45	2,760
2013	10.63	13.64	2,986
2012(b)	10.00	10.63	3,135

MainStay VP Unconstrained Bond – Service Class
2015	11.23	10.77	2,275
2014	11.20	11.23	2,102
2013	10.93	11.20	1,641
2012	9.76	10.93	1,100
2011(a)	10.00	9.76	304

MainStay VP Van Eck Global Hard Assets – Initial Class
2015	7.86	5.20	9,064
2014	9.82	7.86	9,212
2013	8.97	9.82	9,689
2012(b)	10.00	8.97	11,090

American Funds IS® Global Small Capitalization FundSM – Class 4
2015(e)	10.00	9.20	33

21

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
American Funds IS® New World Fund® – Class 4
2015	9.17	8.73	250
2014(d)	10.00	9.17	87

BlackRock® Global Allocation V.I. Fund – Class III
2015	10.99	10.73	1,835
2014	10.93	10.99	1,941
2013	9.69	10.93	1,925
2012	8.94	9.69	1,484
2011(a)	10.00	8.94	614

BlackRock® High Yield V.I. Fund – Class III
2015	9.83	9.32	272
2014(d)	10.00	9.83	115

Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2015(e)	10.00	7.54	7

Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2015(e)	10.00	9.41	3

Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2015	17.83	16.43	816
2014	17.74	17.83	904
2013	13.60	17.74	947
2012	12.54	13.60	944
2011	13.59	12.54	1,016

Dreyfus IP Technology Growth Portfolio – Service Shares
2015	20.96	21.57	731
2014	20.28	20.96	749
2013	15.81	20.28	791
2012	14.15	15.81	871
2011	15.76	14.15	790

Fidelity® VIP Contrafund® Portfolio – Service Class 2
2015	24.68	23.86	3,589
2014	22.97	24.68	3,725
2013	18.14	22.97	3,816
2012	16.09	18.14	3,857
2011	16.89	16.09	3,960

Fidelity® VIP Equity-Income Portfolio – Service Class 2
2015	19.37	18.19	1,613
2014	18.19	19.37	1,788
2013	14.52	18.19	1,928
2012	12.62	14.52	2,024
2011	12.72	12.62	2,124

Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2015	11.27	11.70	287
2014(d)	10.00	11.27	17

Fidelity® VIP Mid Cap Portfolio – Service Class 2
2015	27.28	26.05	2,353
2014	26.72	27.28	2,620
2013	20.34	26.72	2,760
2012	18.37	20.34	2,903
2011	21.14	18.37	3,095

Invesco V.I. American Value Fund – Series II Shares
2015	12.73	11.37	313
2014	11.79	12.73	224
2013(c)	10.00	11.79	81

Invesco V.I. International Growth Fund – Series II Shares
2015	9.68	9.29	357
2014(d)	10.00	9.68	101

Janus Aspen Global Research Portfolio – Service Shares
2015	16.83	16.02	709
2014	16.05	16.83	708
2013	12.86	16.05	744
2012	11.00	12.86	744
2011	13.03	11.00	699

MFS® Investors Trust Series – Service Class
2015	20.65	19.71	165

22

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2014	19.38	20.65	148
2013	15.10	19.38	147
2012	13.02	15.10	139
2011	13.60	13.02	133

MFS® Research Series – Service Class
2015	21.94	21.70	144
2014	20.84	21.94	162
2013	16.43	20.84	166
2012	14.52	16.43	149
2011	14.84	14.52	146

Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2015	23.92	23.48	674
2014	23.29	23.92	533
2013	18.28	23.29	553
2012	17.06	18.28	615
2011	17.40	17.06	530

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2015	10.64	10.51	641
2014(d)	10.00	10.64	241

PIMCO VIT Total Return Portfolio – Advisor Class
2015	10.13	10.03	524
2014(d)	10.00	10.13	208

Royce Micro-Cap Portfolio – Investment Class
2015	16.08	13.86	1,420
2014	17.22	16.08	1,595
2013	14.78	17.22	1,647
2012	14.22	14.78	1,697
2011	16.63	14.22	1,727

UIF U.S. Real Estate Portfolio – Class II
2015	11.45	11.51	789
2014	8.97	11.45	807
2013(c)	10.00	8.97	137

Victory VIF Diversified Stock Fund – Class A Shares
2015	18.60	17.71	272
2014	17.19	18.60	307
2013	13.05	17.19	344
2012	11.40	13.05	357
2011	12.40	11.40	428

(a)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.
(b)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.
(c)	For the period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.
(d)	For the period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.
(e)	For the period May 1, 2015 (commencement of operations in the Separate Account) through December 31, 2015.

23

For Premium based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)
MainStay VP Absolute Return Multi-Strategy – Service Class
2015	9.79	9.00	704
2014	11.14	9.79	568
2013(c)	10.00	11.14	166

MainStay VP Balanced – Service Class
2015	14.45	14.04	277
2014	13.07	14.45	224
2013	10.75	13.07	145
2012	9.59	10.75	56
2011	10.00	9.59	15

MainStay VP Bond – Service Class
2015	11.35	11.35	434
2014	10.75	11.35	385
2013	10.98	10.75	352
2012	10.52	10.98	239
2011	10.00	10.52	67

MainStay VP Cash Management – Initial Class
2015	1.00	1.00	3,298
2014	1.00	1.00	3,414
2013	1.00	1.00	3,444
2012	1.00	1.00	2,633
2011	1.00	1.00	1,377

MainStay VP Common Stock – Service Class
2015	16.67	16.77	137
2014	14.59	16.67	98
2013	10.78	14.59	50
2012	9.26	10.78	19
2011	10.00	9.26	5

MainStay VP Conservative Allocation – Service Class
2015	12.59	12.38	523
2014	12.10	12.59	433
2013	10.73	12.10	343
2012	9.72	10.73	202
2011	10.00	9.72	51

MainStay VP Convertible – Service Class
2015	12.88	12.68	430
2014	11.96	12.88	360
2013	9.56	11.96	267
2012	8.78	9.56	142
2011	10.00	8.78	64

MainStay VP Cornerstone Growth – Service Class
2015	14.10	14.43	107
2014	12.99	14.10	91
2013	10.45	12.99	85
2012	9.11	10.45	25
2011	10.00	9.11	6

MainStay VP Cushing® Renaissance Advantage – Service Class
2015(e)	10.00	7.51	5

MainStay VP Eagle Small Cap Growth – Initial Class
2015	13.41	13.29	38
2014	13.08	13.41	40
2013	10.00	13.08	39
2012(b)	10.00	10.00	41

MainStay VP Eagle Small Cap Growth – Service Class
2015	11.99	11.85	66
2014	11.72	11.99	44
2013(c)	10.00	11.72	13

MainStay VP Emerging Markets Equity – Service Class
2015	8.36	6.99	382
2014	9.52	8.36	323
2013	10.10	9.52	221

24

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2012(b)	10.00	10.10	134
MainStay VP Epoch U.S. Small Cap – Service Class
2015	14.78	14.18	206
2014	13.90	14.78	177
2013	10.11	13.90	108

MainStay VP Floating Rate – Service Class
2015	11.20	11.22	516
2014	11.13	11.20	448
2013	10.68	11.13	326
2012	9.99	10.68	143
2011	10.00	9.99	51

MainStay VP Government – Service Class
2015	11.00	11.03	162
2014	10.54	11.00	173
2013	10.83	10.54	124
2012	10.45	10.83	86
2011	10.00	10.45	22

MainStay VP Growth Allocation – Service Class
2015	13.87	13.41	1,243
2014	13.26	13.87	884
2013	10.16	13.26	391
2012	8.82	10.16	167
2011	10.00	8.82	55

MainStay VP High Yield Corporate Bond – Service Class
2015	12.40	12.17	1,905
2014	12.21	12.40	1,650
2013	11.48	12.21	1,178
2012	10.15	11.48	652
2011	10.00	10.15	149

MainStay VP ICAP Select Equity – Service Class
2015	14.71	14.12	505
2014	13.54	14.71	505
2013	10.42	13.54	333
2012	9.04	10.42	171
2011	10.00	9.04	51

MainStay VP Income Builder – Service Class
2015	14.07	13.54	333
2014	13.05	14.07	323
2013	11.05	13.05	166
2012	9.63	11.05	71
2011	10.00	9.63	22

MainStay VP International Equity – Service Class
2015	10.43	11.05	371
2014	10.74	10.43	338
2013	9.35	10.74	244
2012	7.85	9.35	114
2011	10.00	7.85	49

MainStay VP Janus Balanced – Initial Class
2015	13.78	13.87	16
2014	12.68	13.78	15
2013	10.55	12.68	14
2012(b)	10.00	10.55	13

MainStay VP Janus Balanced – Service Class
2015	13.68	13.74	507
2014	12.62	13.68	436
2013	10.53	12.62	289
2012(b)	10.00	10.53	178

MainStay VP Large Cap Growth – Service Class
2015	15.22	16.12	576
2014	13.79	15.22	468
2013	10.13	13.79	326
2012	8.98	10.13	184
2011	10.00	8.98	57

MainStay VP MFS® Utilities – Service Class

25

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2015	14.67	12.53	1,349
2014	13.05	14.67	1,158
2013	10.87	13.05	748
2012(b)	10.00	10.87	390

MainStay VP Mid Cap Core – Service Class
2015	16.52	15.87	444
2014	14.48	16.52	389
2013	10.21	14.48	263
2012	8.71	10.21	121
2011	10.00	8.71	30

MainStay VP Moderate Allocation – Service Class
2015	13.10	12.85	1,113
2014	12.55	13.10	956
2013	10.56	12.55	684
2012	9.40	10.56	351
2011	10.00	9.40	74

MainStay VP Moderate Growth Allocation – Service Class
2015	13.57	13.22	1,822
2014	13.01	13.57	1,491
2013	10.35	13.01	950
2012	9.05	10.35	443
2011	10.00	9.05	131

MainStay VP PIMCO Real Return – Service Class
2015	9.80	9.54	442
2014	9.58	9.80	449
2013	10.56	9.58	446
2012(b)	10.00	10.56	346

MainStay VP S&P 500 Index – Service Class
2015	16.03	16.16	475
2014	14.18	16.03	347
2013	10.77	14.18	239
2012	9.33	10.77	88
2011	10.00	9.33	18

MainStay VP T. Rowe Price Equity Income – Service Class
2015	15.04	13.99	278
2014	14.00	15.04	251
2013	10.76	14.00	186
2012(b)	10.00	10.76	92

MainStay VP Unconstrained Bond – Service Class
2015	11.82	11.51	1,005
2014	11.63	11.82	748
2013	11.19	11.63	331
2012	9.85	11.19	142
2011(a)	10.00	9.85	32

MainStay VP Van Eck Global Hard Assets – Initial Class
2015	8.18	5.48	924
2014	10.08	8.18	677
2013	9.08	10.08	489
2012(b)	10.00	9.08	311

American Funds IS® Global Small Capitalization FundSM – Class 4
2015(e)	10.00	9.29	8

American Funds IS® New World Fund® – Class 4
2015	9.25	8.94	212
2014(d)	10.00	9.25	92

BlackRock® Global Allocation V.I. Fund – Class III
2015	11.57	11.45	707
2014	11.35	11.57	654
2013	9.92	11.35	528
2012	9.02	9.92	282
2011(a)	10.00	9.02	77

BlackRock® High Yield V.I. Fund – Class III
2015	9.92	9.54	79
2014(d)	10.00	9.92	44

Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2015(e)	10.00	7.61	0

26

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2015(e)	10.00	9.50	1

Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2015	13.54	12.68	231
2014	13.13	13.54	213
2013	9.80	13.13	163
2012	8.81	9.80	90
2011	10.00	8.81	16

Dreyfus IP Technology Growth Portfolio – Service Shares
2015	14.05	14.88	268
2014	13.18	14.05	228
2013	9.95	13.18	158
2012	8.62	9.95	93
2011	10.00	8.62	19

Fidelity® VIP Contrafund® Portfolio – Service Class 2
2015	15.09	15.15	1,132
2014	13.51	15.09	875
2013	10.32	13.51	494
2012	8.89	10.32	255
2011	10.00	8.89	91

Fidelity® VIP Equity-Income Portfolio – Service Class 2
2015	14.90	14.27	112
2014	13.73	14.90	102
2013	10.74	13.73	74
2012	9.18	10.74	39
2011	10.00	9.18	13

Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2015	11.37	11.98	54
2014(d)	10.00	11.37	8

Fidelity® VIP Mid Cap Portfolio – Service Class 2
2015	13.73	13.50	459
2014	12.95	13.73	439
2013	9.53	12.95	335
2012	8.32	9.53	188
2011	10.00	8.32	66

Invesco V.I. American Value Fund – Series II Shares
2015	13.03	11.81	140
2014	11.90	13.03	85
2013(c)	10.00	11.90	24

Invesco V.I. International Growth Fund – Series II Shares
2015	9.77	9.51	223
2014(d)	10.00	9.77	99

Janus Aspen Global Research Portfolio – Service Shares
2015	13.19	12.85	208
2014	12.30	13.19	193
2013	9.61	12.30	140
2012	8.01	9.61	68
2011	10.00	8.01	11

MFS® Investors Trust Series – Service Class
2015	15.63	15.63	120
2014	14.12	15.63	68
2013	10.72	14.12	15
2012	9.02	10.72	7
2011	10.00	9.02	2

MFS® Research Series – Service Class
2015	15.66	15.74	54
2014	14.24	15.66	48
2013	10.79	14.24	41
2012	9.23	10.79	14
2011	10.00	9.23	1

Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2015	14.45	14.60	352
2014	13.47	14.45	273
2013	10.18	13.47	170

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	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2012	9.08	10.18	98
2011	10.00	9.08	19

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2015	10.74	10.76	324
2014(d)	10.00	10.74	136

PIMCO VIT Total Return Portfolio – Advisor Class
2015	10.23	10.26	290
2014(d)	10.00	10.23	122

Royce Micro-Cap Portfolio – Investment Class
2015	10.06	8.81	517
2014	10.43	10.06	493
2013	8.62	10.43	378
2012	8.01	8.62	228
2011	10.00	8.01	68

UIF U.S. Real Estate Portfolio – Class II
2015	11.72	11.94	215
2014	9.06	11.72	162
2013(c)	10.00	9.06	43

Victory VIF Diversified Stock Fund – Class A Shares
2015	15.06	14.60	18
2014	13.67	15.06	16
2013	10.21	13.67	12
2012	8.78	10.21	6
2011	10.00	8.78	3

(a)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.
(b)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.
(c)	For the period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.
(d)	For the period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.
(e)	For the period May 1, 2015 (commencement of operations in the Separate Account) through December 31, 2015

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NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $143.1 billion at the end of 2015. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

The Separate Account

Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, and any other separate account of NYLIAC.

Separate Account-III currently has 81 Investment Divisions, some of which may not be available under your policy. Separate Account IV has 58 Investment Divisions, some of which may not be available under your policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is

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whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

The Asset Allocation Models are available at no extra charge. You can select only one Asset Allocation Model at a time.

Each Asset Allocation Model specifies percentage allocations among various Investment Divisions available through your policy. If you wish to allocate your Accumulation Value to an Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 15 of this Prospectus.

The Asset Allocation Models are static, but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. You may rebalance your allocation(s) to an Asset Allocation Model to reflect the model’s original percentages by notifying us in writing at one of the addresses listed in Question 15 of this Prospectus.

The available Asset Allocation Models may change from time to time. We may create new Asset Allocation Models with asset allocations or Investment Divisions that vary from those of existing Asset Allocation Models. We will provide written notice if we offer new Asset Allocation Models, if there is a material change in our arrangement with NYLIM regarding the Asset Allocation Model program, or if we terminate our Asset Allocation Model program. We will not reallocate your Accumulation Value, or change your premium allocation instructions, in response to these changes. However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events.

You can get information about new or updated Asset Allocation Models, or about Asset Allocation Models that are no longer available for new investment, by contacting your registered representative. You should consult your registered representative periodically to consider whether any model you have selected is still appropriate for you. If you wish to remove funds from your current Asset Allocation Model and/or allocate funds to a 2016 Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 15 of this Prospectus.

The 2016 Asset Allocation Models are available to all policyholders. Any previously offered Asset Allocation Models are available only to those policyholders who allocated to those Models when they were offered. You can select only one Asset Allocation Model at a time. If you transfer out of an Asset Allocation Model that is no longer offered, you will not be able to transfer back into that Asset Allocation Model. Transfers into or out of an Asset Allocation Model count as one transfer and are subject to the conditions and restrictions listed in “THE POLICIES”.

You may change your allocation to a particular Model at any time and reallocate your Accumulation Value to other Investment Divisions or another available Asset Allocation Model. For example, if you have allocated to an Asset Allocation Model and you later decide you prefer different percentage allocations among the Investment Divisions in the Model than those specified by the Model, you will need to transfer out of that Model and allocate your Accumulation Value to those Investment Divisions in the percentages you want. (See “THE POLICIES – Transfers”.) If you then want your

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Accumulation Value to remain at the new percentages you selected, you should ensure that the AAR feature is in effect and accurately reflects your choice of investment percentages for each Investment Division. (See “THE POLICIES – Automatic Asset Reallocation”.) You may also have amounts held under the Interest Sweep option allocated to an Asset Allocation Model.

We have no discretionary authority or control over your investment decisions. The Asset Allocation Models are comprised of then available Investment Divisions and do not include the Fixed Account. We make available educational information and materials (e.g., risk tolerance questionnaire, and Fund prospectuses) that can help you select an Asset Allocation Model, but we do not recommend any particular Asset Allocation Model or otherwise provide advice as to what Asset Allocation Model may be appropriate for you. Consequently, you are responsible for your decision to allocate your Accumulation Value to an Asset Allocation Model, and to select the Asset Allocation Model that is best for you.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Investor Profile, may not be accurate and could be less effective if your circumstances change over time. We reserve the right to terminate or change the asset allocation program at any time. As noted above, if the program is terminated or changed, we will not reallocate your Accumulation Value. If you want to reallocate your Accumulation Value, you will need to send us a transfer request to one of the addresses in Question 15, by telephone, or through the VSC. (See “THE POLICIES – Transfers”.)

An Asset Allocation Model may not perform as intended. Hence, it may not achieve its investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. Asset Allocation does not guarantee that your Accumulation Value will increase, or protect against losses. In addition, the timing of your investment and any rebalancing may affect performance.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Accumulation Value that is allocated to each Investment Division in the Asset Allocation Model you select may not remain at the initial percentages. To keep your Accumulation Value at these initial percentages in line with your current investment objective, consider choosing the Automatic Asset Reallocation option. (See “THE POLICIES- Automatic Asset Reallocation”.)

Rebalancing or periodic updating of Asset Allocation Models can cause the Eligible Portfolios underlying in the Investment Divisions that make up a model to need to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Conflicts of Interest

New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Adviser to the MainStay VP Funds Trust, designed the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to make allocation decisions, you should be aware that New York Life Investments is subject to competing interests that may have influenced its decision making with regard to the composition of the Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from including a relatively high percentage of these Investment Divisions in the Asset Allocation Models. MainStay VP Investment Divisions also predominate in the Asset Allocation Models because they represent the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up the Asset Allocation Models. New York Life Investments also did not include certain non-proprietary Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of the Asset Allocation Models. As Investment Divisions may have been included in an Asset Allocation Model based on asset class exposure, they may have also been selected over Investment Divisions with better past investment performance or lower fees.

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As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models.

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The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation MainStay VP Moderate Growth Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainStay VP Bond MainStay VP Cash Management MainStay VP Floating Rate

	Subadvisers: Candriam France S.A.S., Cornerstone Capital Management Holdings (“Cornerstone”), Cushing Asset Management (“Cushing”), and MacKay Shields LLC (“MacKay”)	MainStay VP Absolute Return Multi-Strategy

	Subadvisers: Cornerstone and NYL Investors	MainStay VP Balanced

	Subadviser: Cornerstone	MainStay VP Common Stock MainStay VP Cornerstone Growth MainStay VP International Equity MainStay VP Mid Cap Core MainStay VP S&P 500 Index MainStay VP Small Cap Core

	Subadviser: Cushing	MainStay VP Cushing Renaissance Advantage

	Subadvisers: Candriam Belgium and Cornerstone	MainStay VP Emerging Markets Equity

	Subadviser: Eagle Asset Management, Inc.	MainStay VP Eagle Small Cap Growth*

	Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	MainStay VP Epoch U.S. Small Cap

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Balanced*

	Subadviser: Massachusetts Financial Services Company (“MFS”)	MainStay VP MFS® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Van Eck Associates Corporation	MainStay VP VanEck Global Hard Assets

	Subadviser: MacKay	MainStay VP Convertible MainStay VP Government MainStay VP High Yield Corporate Bond MainStay VP Unconstrained Bond

	Subadviser: Institutional Capital LLC	MainStay VP ICAP Select Equity

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Large Cap Growth

	Subadvisers: Epoch and MacKay	MainStay VP Income Builder

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FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. American Value Fund Invesco V.I. International Growth Fund

American Funds Insurance Series®	Capital Research and Management Company (“CRMC”)	American Funds IS® Global Small Capitalization FundSM American Funds IS® New World Fund®

BlackRock® Variable Series Funds, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund BlackRock® High Yield V.I. Fund

Columbia Funds Variable Series Trust II Columbia Funds Variable Insurance	Columbia Management Investment Advisers, LLC Subadviser:Threadneedle International Limited	Columbia Variable Portfolio — Emerging Markets Bond Fund Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Small Cap Value Fund

Deutsche Variable Series II	Deutsche Investment Management Americas Inc. Subadviser: RREEF America LLC	Deutsche Alternative Asset Allocation VIP

Dreyfus Investment Portfolios	The Dreyfus Corporation	Dreyfus IP Technology Growth Portfolio

Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: FMR Co., Inc. (“FMRC”) and other affiliates of FMR	Fidelity® VIP Contrafund® Portfolio Fidelity® VIP Equity-Income Portfolio Fidelity® VIP Growth Opportunities Portfolio Fidelity® VIP Mid Cap Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Aspen Global Research Portfolio

MFS® Variable Insurance Trust	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series

Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC	Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

The Royce Capital Fund	Royce & Associates, LLC	Royce Micro-Cap Portfolio

The Universal Institutional Funds, Inc.	Morgan Stanley Investment Management Inc.	UIF U.S. Real Estate Portfolio

Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock Fund

*	New allocations to the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions will not be accepted from policyowners who were not invested in the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Division on February 17, 2012. For existing policyowners, if you remove all of your Accumulation Value from the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions on or after February 17, 2012, you will not be able to reinvest in these Investment Divisions.

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

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NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are substantially less likely to impose fees and gates than other types of money market funds (and are not generally expected to impose such fees or gates). Accordingly, the MainStay VP Cash Management Portfolio intends to convert to a government money market fund sometime before October 2016. Nevertheless, even after that conversion, there remains a possibility that the MainStay VP Cash Management Portfolio could impose such fees and gates, which could be applied to all Policy transfers, surrenders, withdrawals and benefit payments from that portfolio.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

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We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy which means additional premium payments can be made. It is issued on the lives of individual Annuitants.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change will take effect as of the date you signed the form, subject to any payment we made or other action We took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In

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addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying Fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying Funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below.

(1) TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations). We will no longer be accepting contributions or issuing new policies for ERISA 403(b) plans);

(2) Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, SEP and SIMPLE IRAs; and

(3) Section 457 Deferred Compensation Plans.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. There are fees and charges in an annuity that may not be included in other types of investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this Prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.

•	A Fixed Account that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.

Policy Application and Premium Payments

To purchase a policy, you must complete an application. The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your initial premium payment. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 17 of this Prospectus.) If the application is in Good Order, we will credit the initial premium payment to the investment options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 17 of this Prospectus.) If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium

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payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until Your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of initial and subsequent premium payments is subject to our suitability standards.

You may allocate premium payments in up to 18 of the 56 Investment Divisions, some of which may not be available under your policy, one of the available Asset Allocation Models and the Fixed Account. We will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option at the time a premium payment is made.

Unless we permit otherwise, the minimum initial premium payment is $5,000 (or $2,500 plus $100 per month from a pre-authorized billing arrangement) for Non-Qualified Policies. Additional non-scheduled premium payments must be at least $500 for Qualified Policies and Non-Qualified Policies, or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 17 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept without prior approval is set forth on the Policy Data Page.

Unless we permit otherwise, the minimum initial premium payment for Qualified Policies is as follows:

(a)	for Code Section 403(b) Tax Sheltered Annuities (“TSAs”), a $2,000 single premium or $50 per month;

(b)	for IRAs and Roth IRAs, a $2,000 single premium or a $1,200 initial premium payment plus pre-authorized monthly deductions of $100 per month;

(c)	for deferred compensation plans, $50 per month;

(d)	for SEP plans, $2,000 initial premium payment or $50 per month if part of a pre-authorized billing arrangement; and

(e)	for SIMPLE IRAs, $2,000 initial premium payment or $50 per month if part of a pre-authorized billing arrangement.

For Qualified Policies you may not make premium payments in excess of the amount permitted by law for the plan indicated.

Additional premium payments can be made until 12 months after you reach age 75. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there may be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity

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contract for this Contract unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your Registered Representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse the Investment Options chosen and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in Question 15 of this Prospectus, and we agree.

Your Right to Cancel (“Free Look”)

The policies are no longer available for new sales. When you purchased your policy, you had the right to cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you needed to return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation. Except where you were entitled by law to receive the total of premium payments less any prior partial withdrawals, we would have promptly returned the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC received the policy along with a written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We set forth the Free Look provision in your policy.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and subject to the deductions noted above.

Issue Ages

To purchase a Non-Qualified Policy you must not be older than age 75. If the Owner of the policy is not a natural person, the Annuitant must not be older than age 75.

For IRA, Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 75.

We will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account an Asset Allocation Model or to the Fixed Account at least 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium based M&E Charge policies. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an Asset Allocation Model or to the Fixed Account, is $500. Except for the traditional Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

There is no charge for the first twelve transfers in any one Policy Year. Any transfer into or out of an Asset Allocation Model counts as one transfer. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. (See “THE FIXED ACCOUNT.”)

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You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Virtual Service Center (VSC) and Interactive Voice Response System (IVR).”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 15 of this prospectus (or any other address we indicate to you in writing);

•	use the IVR at 800-598-2019;

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through the VSC.

NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying Fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 15 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP Cash Management Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging programs, Automatic Asset Reallocation, and Interest Sweep options.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, and/or an Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read

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the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

a)	impeding a portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying Fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase this policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing this policy you represent and warrant that you are not using this policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

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Virtual Service Center (VSC) and Interactive Voice Response System (IVR)

Through the VSC and the IVR, you can get up-to-date information about your policy and request fund transfers. Through the VSC, you can also request partial withdrawals. We may revoke VSC and IVR privileges for certain policyowners (see “Limits on Transfers”).

To enable you to access the IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

In order to obtain policy information online via the VSC, you are required to register for access. Visit www.newyorklife.com/vsc and click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

As described herein, we will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through IVR or VSC that we believe are genuine. We will confirm all transactions in writing.

Service requests are binding on all owners if the policy is jointly owned. Financial requests received after 4:00 p.m. (Eastern Time) or on non Business Days will be processed as of the next Business Day.

We make the VSC or IVR available at our discretion. In addition, availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while the VSC or IVR is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 15 of this Prospectus.

VSC

Currently, the VSC is open Monday through Friday, from 7 a.m. until 4 a.m., Saturday, from 7 a.m. until 10 p.m. and Sunday from 7 a.m. until 8 p.m. (Eastern Time).

The VSC enables you to:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between investment options;

•	request partial withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	obtain service forms;

•	view and download policy statements;

•	set up a new Automatic Asset Reallocation arrangement or modify an existing arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Investor Profile; and

•	enroll in eDelivery of select policy materials.

The VSC enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your Policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

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IVR

The IVR is available 24 hours a day, seven days a week. We record all calls.

The IVR enables you to:

•	obtain current Policy values;

•	transfer assets between investment options;

•	change the allocation of future premium payments; and

•	speak with one of our Customer Service Representatives on Business Days, between the hours of 9:00 a.m. to 6:00 p.m. (Eastern Time).

Cybersecurity Risks

Our variable product business is highly dependent upon the effective operation of our computer systems (including the VSC, IVR, and other systems) and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party service providers may adversely affect us and your policy Accumulation Value. For instance, cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from the VSC, IVR, or with the underlying funds; (ii) impact our ability to calculate accumulation unit values and policy’s Accumulation Values: (iii) cause the release and possible destruction of confidential customer or business information; (iv) subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause us reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.

Registered Representative Actions

You may authorize a third party to have access to your policy information and to make fund transfers, allocation changes and other permitted transactions. To do so, you must send VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in Question 15 of this Prospectus. The Customer Service Representative will require certain identifying information (such as Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies—Transfers” for information on how to transfer assets between Investment Divisions and/or an Asset Allocation Model.

NYLIAC does not permit current or former registered representatives to obtain authorization to effect policy transactions through the Telephone Authorization Form. Authorization to these registered representatives will be limited to accessing policy information only.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Reallocation (AAR) updates (if applicable), partial withdrawals and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. You must provide a separate authorization to us in order for your registered representative or the registered service assistant assigned to your policy to be able to make online partial withdrawals on your behalf. Any online partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

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Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests for policy transactions or emails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through the VSC once they have passed all security protocols to identify the policyowner.

We may choose to accept forms you have completed that your Registered Representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. Transfer and withdrawal requests are not accepted under this process. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY — Partial Withdrawals”. We will not accept Email or Fax requests for transactions affecting your investments under the policy.

Dollar Cost Averaging Program

The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for the Dollar Cost Averaging program.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP Cash Management Investment Division to the MainStay VP Common Stock—Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33

Total	$400	$38.00	43.83

The average unit price is calculated as follows:

Total unit price	=	$38.00	=	$9.50
Number of months		4

The average unit cost is calculated as follows:

Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83

In this example, with dollar cost averaging you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Divisions to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account. You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may

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make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, Dollar Cost Averaging will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process Dollar Cost Averaging transfers, VPSC must have received a completed Dollar Cost Averaging request form at one of the addresses listed in Question 15 of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a Dollar Cost Averaging transfer by any other method we make available. If your Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 15 of this Prospectus. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

You may cancel the Dollar Cost Averaging at any time. To cancel Dollar Cost Averaging, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. NYLIAC may also cancel Dollar Cost Averaging if the Accumulation Value is less than $2,500, or such lower amount as we may determine. You may not elect Dollar Cost Averaging if you have selected the Automatic Asset Reallocation option.

Automatic Asset Reallocation

This option, which is available at no additional cost, allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible – Service Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity – Service Class Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect the Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may also utilize the Automatic Asset Reallocation Option if your Variable Accumulation Value is allocated to an Asset Allocation Model. You may choose to have reallocations made on your quarterly, semi-annual or annual policy anniversary. To process an Automatic Asset Reallocation transfer, you must send a completed Automatic Asset Reallocation request form to VPSC at one of the addresses listed in Question 15 of this Prospectus. You may also process an Automatic Asset Reallocation transfer by any other method we make available. VPSC must receive the completed Automatic Asset Reallocation request form at least five Business Days before the date transfers are scheduled to begin. If we receive your completed Automatic Asset Reallocation request form for this option less than five Business Days prior to the date you request it to begin, the reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. You may modify an existing Automatic Asset Reallocation option by contacting us by phone at the number provided in Question 16 of this Prospectus. The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,500 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your Automatic Asset Reallocation will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current Automatic Asset Reallocation arrangements. You may prevent this cancellation if a conforming Automatic Asset Reallocation change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation option, you may send a written cancellation request in Good Order us to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Interest Sweep

This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly,

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quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day). There is no charge imposed for the Interest Sweep option.

The Interest Sweep option may be utilized in addition to either Dollar Cost Averaging or Automatic Asset Reallocation. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Reallocation. If an Interest Sweep transfer is scheduled for the same day as a transfer related to Dollar Cost Averaging or the Automatic Asset Reallocation option, we will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,500, or such a lower amount as we may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account. Also note that Interest Sweep is not available for policies issued in the State of New York.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model and/or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum that you can allocate to an Asset Allocation Model is $25 per Investment Division. We will allocate additional premium payments to the Allocation Options at the close of the Business Day on which they are received by NYLIAC.

We will credit that portion of each premium payment you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model) in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Riders

At no additional charge, we include a Living Needs Benefit/Unemployment Rider.

We also offer the Annual Death Benefit Reset Rider and Enhanced Beneficiary Benefit (EBB) Rider, which are available at an additional cost. We also include the Enhanced Spousal Continuance Rider (if the EBB Rider is selected) at no additional cost. The riders are only available in those states where they have been approved. See below for descriptions of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

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(a) Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the unemployment portion of the rider is not available.

The Living Needs Benefit/Unemployment Rider provides for an increase in the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur. With this rider you may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.

The types of Qualifying Events are defined as follows:

(a) Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

(b) Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c) Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

(d) Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at VPSC at one of the addresses listed in Question 15 of this Prospectus.

(b) Enhanced Beneficiary Benefit Rider (optional)

The Enhanced Beneficiary Benefit (EBB) Rider is available only at the time of application. The EBB Rider is not available with the Annual Death Benefit Reset Rider (ADBR) in the State of New Jersey. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you die before the Annuity Commencement Date. If you select this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

While this rider is in effect, we will deduct a charge from your Accumulation Value each policy quarter. (See “CHARGES AND DEDUCTIONS—Other Charges—Enhanced Beneficiary Benefit Rider Charge.”)

The payment under the EBB Rider is calculated as a percentage of any gain in the policy as of the date we receive all necessary requirements to pay death benefit proceeds at VPSC. The applicable percentage varies based upon your age. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the owner is 70 or younger, and 25% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

Age of Owner at Issue	Range of Applicable Percentages
70 or younger	Not less than 40% nor greater than 60%
71 to 75 inclusive	Not less than 20% nor greater than 40%

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When you select the EBB Rider, the applicable percentage will appear on your Policy Data Page. The applicable percentage for the policy will not change once the policy is issued. Please check with your registered representative for further details.

The Gain equals the policy’s Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less proportional withdrawals (“EBB Proportional Withdrawals”). EBB Proportional Withdrawals are the amount(s) withdrawn from the policy (including any surrender charges, if applicable) divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary at VPSC. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the owner is 70 or younger, and 75% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy’s Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see THE POLICIES—Riders—Enhanced Spousal Continuance Rider), 4) if we elect to terminate the policy pursuant to the policy’s termination provision, or 5) if you transfer ownership of the policy. As discussed below in “THE POLICIES—Riders—Enhanced Spousal Continuance Rider”, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. This rider cannot be cancelled without surrendering your policy. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

1.	The rider is elected at the time of application;

2.	You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

3.	A withdrawal of $20,000 is made in the fourth Policy Year;

4.	Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

5.	If You die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

6.	The Enhanced Beneficiary Benefit Rider percentage equals 50%.

First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

Proportional Withdrawal = ($20,000/$250,000) x $200,000 = $16,000

Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus EBB Proportional Withdrawals):

Adjusted Premium Payments = $200,000 – $16,000 = $184,000

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Third, the Gain is calculated (Accumulation Value – Adjusted Premium Payments):

Gain = $250,000 – $184,000 = $66,000

Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

Enhanced Beneficiary Benefit = $66,000 x 50% = $33,000

In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

(c) Enhanced Spousal Continuance Rider (optional)

If you select the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance Rider (“ESC Rider”) at no charge. The ESC Rider will not be included on policies sold in connection with Section 403(b) tax-sheltered annuities.

Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are not the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record.

The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. This rider cannot be cancelled without surrendering your policy.

Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

(d) Annual Death Benefit Reset (ADBR) Rider (optional)

You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application. The ADBR Rider is not available with the EBB Rider in the State of New Jersey. If you select this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)	the Accumulation Value less any outstanding loan balance; or

(b)	the Adjusted Death Benefit Premium Payments; or

(c)	the “Reset Value” plus any additional premium payments made since the most recent “Reset Anniversary,” less proportional withdrawals (“ADBR Proportional Withdrawals”) made since the most recent Reset Anniversary; or

(d)	any death benefit available under any other rider attached to the Policy.

We recalculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the Reset Value will be recalculated until any grantor reaches age 80. On the First Policy Anniversary, we calculate the Reset Value by comparing (a) the Accumulation Value; and (b) the Adjusted Death Benefit Premium Payments. The reset value calculated on the second and subsequent Reset Anniversaries is based on a comparison between (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less any ADBR Proportional Withdrawals since the prior Reset Anniversary. The greater of the compared values will be the new Reset Value.

In jurisdictions where approved, the rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option

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provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.

An ADBR Proportional Withdrawal is an amount equal to the amount withdrawn from the policy, after the first policy anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

We have set forth below an example of how the ADBR Rider is calculated for an owner who is age 63. The current annual rider charge is 0.30% of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)	you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made)

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a partial withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed: 0.30% annually (0.075% per quarter)

(8)	the Death Benefit is the greatest of:

(a)	the Accumulation Value

$225,000

(b)	the Adjusted Death Benefit Premium Payments

= $187,500

(c)	the “Reset Value,” which is the greatest of:

1.	the Accumulation Value

$225,000

2.	the prior Reset Value as of the last Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less ADBR Proportional Withdrawals since the prior Reset Anniversary.

= $234,375

In this example, your Beneficiary would receive $234,375.00.

The ADBR Rider ends upon the earliest of the following:

(1)	the Annuity Commencement Date,

(2)	the date you surrender the policy, or

(3)	the date we terminate the policy.

Notwithstanding the foregoing, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new owner had purchased the policy on the original Policy Date if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death.

You cannot cancel this Rider without surrendering your policy.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 15, 16 and 17 of this Prospectus. Facsimile requests for service will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. All phone calls for service requests are

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recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. To correct an error, we must receive your request for correction within fifteen (15) days of the date of the confirmation with the transaction in question. You must provide us with the nature of the error, the date of the error and any other relevant details.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks (“Check-o-Matic”), payments forwarded by your employer (“list billing”), or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction. It is important that you review your confirmation and quarterly statements immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within fifteen (15) days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 16 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option is less than the necessary surrender charge, we will not process the withdrawal.

The surrender charge is 7% of the amounts withdrawn or surrendered during the first three Policy Years. The percentage of the charge declines 1% for each additional Policy Year, until the ninth Policy Year, after which no surrender charge is made, as shown in the following chart:

Amount of Surrender Charge

Policy Year	Charge
1	7%
2	7%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10+	0%

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The duration of the surrender charge schedule is based solely on the Policy Date. Additional premium payments do not begin their own surrender charge schedules.

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)	on amounts you withdraw in any one Policy Year that are less than or equal to the greater of: (i) 10% of the Accumulation Value at the time of surrender or withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value as of the prior Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments;

(b)	if NYLIAC cancels the policy;

(c)	when we pay proceeds upon the death of the policyowner or the Annuitant;

(d)	when you elect to receive a Life Income Payment in any Policy Year after the first Policy Anniversary;

(e)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(f)	on withdrawals at age 59 1/2 or older if the policy is tax-qualified and if the money withdrawn from the policy was transferred or rolled over from a NYLIAC fixed deferred annuity policy;

(g)	on withdrawals you make under the Living Needs Benefit Rider/Unemployment Rider;

(h)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments; and

(i)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code.

Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. The M&E Charge is 1.40% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For premium based policies, the M&E Charge is 1.60% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions). For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is assessed. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and

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administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.

(b) Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary and date of surrender the Accumulation Value is less than $50,000. We deduct the annual policy service charge from each Allocation Option in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

(c) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus and/or SAI.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Fund fees and deduct them from you Accumulation Value or transaction proceeds.

(d) Transfer Fees

There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under Dollar Cost Averaging, Interest Sweep and Automatic Asset Reallocation do not count toward this transfer limit.

(e) Enhanced Beneficiary Benefit Rider Charge

If you elect the EBB Rider (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted quarterly from each Allocation Option, in proportion to its percentage of the Accumulation Value.

The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this rider. This charge will not change once your policy is issued.

(f) Annual Death Benefit Reset (ADBR) Rider Charge

If you select the ADBR Rider, we will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary. In most jurisdictions, this charge will be deducted from each Investment Division, and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in-force.

The charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (.0750% per quarter)
66 to 75 inclusive	0.35% (.0875% per quarter)

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a

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trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to VPSC at one of the addresses listed on Question 15 of this Prospectus, or utilize any other method we make available. Fax transmissions are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online using the VSC. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

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(a) Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature or medallion signature guarantee. (See “INCOME PAYMENTS.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Options, we will deduct the partial withdrawal on a pro-rata basis. We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online, through the VSC. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS— TAXATION OF ANNUITIES IN GENERAL.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value of less than $2,000, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and include a notarized confirmation of the Owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 15 of this Prospectus. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account.

You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

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(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policyowner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death.

Our Right to Cancel

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible annuity commencement date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, provided that we receive a written notice of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must send a written notice in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus.

The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all requirements necessary to make the payment at one of the addresses listed in Question 15 of this Prospectus. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the Accumulation Value, less any outstanding loan balance; or

(b)	the Adjusted Death Benefit Premium Payments.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under the Life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the

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policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “INCOME PAYMENTS.”)

If your spouse (as defined under Federal law) is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) The Annuitant, if you were the Annuitant. If the Annuitant is not the Owner and the Annuitant dies before the Annuity Commencement Date, the Owner will become the Annuitant and the policy will continue.

We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 15 of this Prospectus, subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Income Payments

(a) Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income – Guaranteed Period Payment option. However, on or before the Annuity Commencement Date, You can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. However, once payments begin, you may not change the option. If the Life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment option in the same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request at one of the addresses listed in Question 15 of this Prospectus.

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Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)	The New York Stock Exchange (NYSE) is closed, for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission (SEC) or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.

2.	We may delay payment of any amounts due from the Fixed Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account. We will pay interest of at least 3.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.	Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in Question 15 of this Prospectus, or you may change a Beneficiary using the Virtual Service Center (VSC). If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019, or send written notice to one of the addresses in Question 15 of the section of the Prospectus entitled, “Questions and Answers About New York Life Flexible Premium Variable Annuity II.”

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

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Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Loans are available only if you have purchased an Accumulation Value based M&E Charge policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). To request a TSA loan, you must send a written request in Good Order to VPSC. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions on a pro rata basis so that the Fixed Accumulation Value equals 125% of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

For all loans, of the assets being held in the Fixed Account to secure 125% of the loan amount, the interest rate credited to the amount representing the outstanding loan balance will be 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for both non-ERISA and ERISA subject plans. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page.

For plans subject to ERISA, interest charged will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. We will assess interest in arrears as part of the periodic loan repayments.

You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

We permit loans to acquire a principal residence under the same terms described above, except that:

(a)	the minimum loan amount is $5,000; and

(b)	repayment of the loan amount may be extended to a maximum of twenty-five years.

We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

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Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.

THE FIXED ACCOUNT

The Fixed Account is held by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 1%. Please contact your Registered Representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

(b) Transfers to Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an Asset Allocation Model up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account, and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next Premium Payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.

2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.

3. No transfers are allowed into the Fixed Account for Premium based M&E Charge policies.

For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model is subject to a Mortality and Expense Risk and Administrative Costs Charge.

Except as part of an existing request relating to Dollar Cost Averaging or the Interest Sweep, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six- month period.

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You must make transfer requests in writing in Good Order and sent to VPSC at one of the addresses listed in Question 15 of this Prospectus, by telephone in accordance with established procedures or through our Virtual Service Center. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. It is the IRS’s view that a loss on the surrender of a variable annuity contract is treated as a miscellaneous itemized deduction subject to the 2% of adjusted gross income limit.

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Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-

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day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

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The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to the claims of the general creditors of, the sponsoring employer, except that Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.

(e) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $12,500 for 2016 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $3,000 for 2016 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits,

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there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission paid to broker-dealers who have entered into dealer arrangements with NYLIFE Distributors is typically 7% of all premiums received. The total commissions paid for New York Life Flexible Premium Variable Annuity II policies during the fiscal years ended December 31, 2015, 2014 and 2013 were $4,034,408 $5,699,052 and $4,581,994, respectively.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value

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attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

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TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Flexible Premium Variable Annuity II Statement of Additional Information.

The New York Life Flexible Premium Variable Annuity II Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159

Please send me a New York Life Flexible Premium Variable Annuity II Statement of Additional Information dated May 1, 2016:

Name

Address

City	State	Zip

67

Statement of Additional Information

May 1, 2016

for

New York Life Flexible Premium Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Flexible Premium Variable Annuity II Prospectus. You should read the SAI in conjunction with the current New York Life Flexible Premium Variable Annuity II Prospectus dated May 1, 2016. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Flexible Premium Variable Annuity II Prospectus.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) — c

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

(a/b)

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are

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based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S.

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Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

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RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and Quarterly Statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the statement.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2015 and 2014, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2015 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2015 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the financial statements have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

5

PROSPECTUS Dated May 1, 2016

for

New York Life Flexible Premium Variable Annuity III

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251, New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual New York Life Flexible Premium Variable Annuity III policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when Income Payments commence, and a guaranteed death benefit if the owner dies before Income Payments have commenced.

You can choose to have the Mortality and Expense Risk and Administrative Costs Charge (M&E Charge) associated with your policy assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or the Adjusted Premium Payments (which invests in Separate Account IV). The M&E Charge assessed to your policy will be based on the option that you choose. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies, the M&E charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the Eligible Portfolios of the Funds in which the Investment Divisions invest (the “Funds” and each individually, a “Fund”). Please contact us at (800) 598-2019, or contact your registered representative, if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2016. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

A Future Income Rider (“FIR”) is included with most policies. The FIR allows you to use your policy’s Variable Accumulation Value to purchase a stream of guaranteed future annuity income payments. Amounts used to purchase future income are no longer liquid and can be accessed only through future annuity income payments. (For more information, see “THE POLICIES – Riders – Future Income Rider”.)

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account and the Investment Divisions listed below. You may also allocate your premium payments to an Asset Allocation Model. The Investment Divisions and Asset Allocation Models listed below are available regardless of the M&E Charge structure that you choose.

•    MainStay VP Absolute Return Multi-Strategy — Service Class*

•    MainStay VP Balanced — Service Class

•    MainStay VP Bond — Service Class

•    MainStay VP Cash Management — Initial Class

•    MainStay VP Common Stock — Service Class

•    MainStay VP Conservative Allocation — Service Class

•    MainStay VP Convertible — Service Class

•    MainStay VP Cornerstone Growth — Service Class

•    MainStay VP Cushing® Renaissance Advantage — Service Class

•    MainStay VP Eagle Small Cap Growth — Service Class

•    MainStay VP Emerging Markets Equity — Service Class

•    MainStay VP Epoch U.S. Small Cap — Service Class**

•    MainStay VP Floating Rate — Service Class

•    MainStay VP Government — Service Class

•    MainStay VP Growth Allocation — Service Class

•    MainStay VP High Yield Corporate Bond — Service Class

•    MainStay VP ICAP Select Equity — Service Class

•    MainStay VP Income Builder — Service Class

•    MainStay VP International Equity — Service Class

•    MainStay VP Janus Balanced — Service Class

•    MainStay VP Large Cap Growth — Service Class

•    MainStay VP MFS® Utilities — Service Class

•    MainStay VP Mid Cap Core — Service Class

•    MainStay VP Moderate Allocation — Service Class

•    MainStay VP Moderate Growth Allocation — Service Class

•    MainStay VP PIMCO Real Return — Service Class

•    MainStay VP S&P 500 Index — Service Class

•    MainStay VP Small Cap Core — Service Class

•    MainStay VP T. Rowe Price Equity Income — Service Class

•    MainStay VP Unconstrained Bond — Service Class

•    MainStay VP VanEck Global Hard Assets — Initial Class

•    American Funds IS® Global Small Capitalization FundSM — Class 4

•    American Funds IS® New World Fund® — Class 4

•    BlackRock® Global Allocation V.I. Fund — Class III

•    BlackRock® High Yield V.I. Fund — Class III

•    Columbia Variable Portfolio — Commodity Strategy Fund — Class 2

•    Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

•    Columbia Variable Portfolio — Small Cap Value Fund — Class 2

•    Deutsche Alternative Asset Allocation VIP — Class B

•    Dreyfus IP Technology Growth Portfolio — Service Shares

•    Fidelity® VIP Contrafund® Portfolio — Service Class 2

•    Fidelity® VIP Equity-Income Portfolio — Service Class 2

•    Fidelity® VIP Growth Opportunities Portfolio — Service Class 2

•    Fidelity® VIP Mid Cap Portfolio — Service Class 2

•    Invesco V.I. American Value Fund — Series II Shares

•    Invesco V.I. International Growth Fund — Series II Shares

•    Janus Aspen Global Research Portfolio — Service Shares

•    MFS® Investors Trust Series — Service Class

•    MFS® Research Series — Service Class

•    Neuberger Berman AMT Mid Cap Growth Portfolio — Class S

•    PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class

•    PIMCO VIT Low Duration Portfolio — Advisor Class

•    PIMCO VIT Total Return Portfolio — Advisor Class

•    Royce Micro-Cap Portfolio — Investment Class

•    UIF U.S. Real Estate Portfolio — Class II

•    Victory VIF Diversified Stock Fund — Class A Shares

* Formerly known as MainStay VP Marketfield

** Formerly known as MainStay VP U.S. Small Cap

2016 Asset Allocation Models

Aggressive

30% MainStay VP Growth Allocation

10% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP Unconstrained Bond

  8% American Funds IS® New World Fund®

  7% MFS® Investors Trust Series

  7% Invesco V.I. International Growth Fund

  6% MainStay VP Common Stock

  5% MainStay VP Absolute Return Multi-Strategy

  5% Neuberger Berman AMT Mid Cap Growth Portfolio

  5% Deutsche Alternative Asset Allocation VIP

  4% MainStay VP International Equity

  3% American Funds IS® Global Small CapitalizationSM

Moderately Aggressive

30% MainStay VP Growth Allocation

10% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP Unconstrained Bond

  6% MainStay VP Absolute Return Multi-Strategy

  6% MFS® Investors Trust Series

  5% MainStay VP High Yield Corporate Bond

  5% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

  5% PIMCO VIT Total Return

  4% Deutsche Alternative Asset Allocation VIP

  4% Invesco V.I. International Growth Fund

  4% MainStay VP Common Stock

  3% American Funds IS® New World Fund®

  3% Neuberger Berman AMT Mid Cap Growth Portfolio

  2% PIMCO VIT Low Duration

  2% Columbia Variable Portfolio — Emerging Markets Bond

  1% MainStay VP PIMCO Real Return

Moderate

30% MainStay VP Moderate Growth Allocation

15% MainStay VP Unconstrained Bond

  7% Fidelity® VIP Contrafund® Portfolio

  7% MainStay VP Absolute Return Multi-Strategy

  6% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

  6% PIMCO VIT Total Return

  5% BlackRock® Global Allocation

  4% Invesco V.I. International Growth Fund

  4% MainStay VP High Yield Corporate Bond

  3% Deutsche Alternative Asset Allocation VIP

  3% PIMCO VIT Low Duration

  3% MFS® Investors Trust Series

  2% American Funds IS® New World Fund®

  2% MainStay VP PIMCO Real Return

  2% Neuberger Berman AMT Mid Cap Growth Portfolio

  1% Columbia Variable Portfolio — Emerging Markets Bond

Moderately Conservative

30% MainStay VP Moderate Allocation

20% MainStay VP Unconstrained Bond

  8% MainStay VP Absolute Return Multi-Strategy

  8% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

  8% PIMCO VIT Total Return

  5% Fidelity® VIP Contrafund® Portfolio

  5% BlackRock® Global Allocation

  4% MainStay VP High Yield Corporate Bond

  4% PIMCO VIT Low Duration

  2% Deutsche Alternative Asset Allocation VIP

  2% Invesco V.I. International Growth Fund

  2% MainStay VP PIMCO Real Return

  1% American Funds IS® New World Fund®

  1% Neuberger Berman AMT Mid Cap Growth Portfolio

Conservative

30% MainStay VP Unconstrained Bond

20% MainStay VP Conservative Allocation

12% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

12% PIMCO VIT Total Return

  9% MainStay VP Absolute Return Multi-Strategy

  5% BlackRock® Global Allocation

  5% PIMCO VIT Low Duration

  4% MainStay VP High Yield Corporate Bond

  2% MainStay VP PIMCO Real Return

  1% Deutsche Alternative Asset Allocation VIP

Please be advised that each Asset Allocation Model is designed to achieve a different investment objective and takes into consideration risk tolerance and time horizon. Each Model corresponds with one of the five Investment Objectives identified on your Investor Profile. (For more information, see “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT – Asset Allocation Models”.)

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

This Prospectus is not considered an offering in any state where the sale of this policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

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DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value of a policy.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions reduced by any withdrawals (including Future Income Purchases) and applicable surrender charges in excess of any gain in the policy.

Allocation Options—The Investment Divisions of the Separate Account, any Asset Allocation Model the DCA Advantage Account and the Fixed Account.

Annuitant—The person or persons named on the Policy Data Page and whose life or lives determine the Income Payments.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The model portfolio is designed by New York Life Investment Management LLC (“New York Life Investments”) and based primarily on investment risk.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The sum of premium payments allocated to the DCA Advantage Account, plus interest credited on those premium payments, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges and policy service charges that may already have been assessed from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

Dollar Cost Averaging (DCA) Advantage Account—An Allocation Option that permits dollar cost averaging over a six-month period, and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Fixed Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.

Fixed Account Accumulation Value—The sum of premium payments and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

Future Income Purchases—Purchases of future income through the Future Income Rider, through deductions from your Variable Accumulation Value. Future Income Purchases are considered withdrawals for the purposes of calculating the amount of a death benefit under the base policy or the Annual Death Benefit Reset Rider.

General Office—A New York Life field office.

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Good Order—We consider a transaction to be in “Good Order” if it complies generally with our administrative procedures, and the required information is complete and correct. We may delay or reject a request if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request. We may, in our sole discretion, determine whether any particular request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 15 of the section of the Prospectus entitled, “Questions and Answers About New York Life Flexible Premium Variable Annuity III.”

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy, or as subsequently changed, who is entitled to exercise all rights under the policy.

Payee—The individual designated to receive income payments, under the policy or the Future Income Rider.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.

Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Reset Value—Please see “Riders-Annual Death Benefit Reset Rider (optional)”.

Return of Premium Death Benefit—The total dollar amount of premium payments made under this Policy reduced by any Return of Premium Death Benefit Proportional Withdrawals.

Return of Premium Death Benefit Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value

4

immediately preceding the withdrawal, multiplied by the Return of Premium Death Benefit immediately preceding the withdrawal.

Separate Account—NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

5

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Policyowner Transaction Expenses

Guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	7.00%
Current Surrender Charge as a percentage of the amount withdrawn[1]	7.00%
Current and guaranteed maximum Transfer Fee for each transfer over 12 in a Policy Year (currently no charge for the first 12 transfers in a Policy Year).	$30

[1]

In Policy Years 2 and beyond, the percentage applied to calculate the maximum Surrender Charge is reduced as follows: 7% during Policy Years 2 and 3; 6% during Policy Year 4; 5% during Policy Year 5; 4% during Policy Year 6; 3% during Policy Year 7; 2% during Policy Year 8; 1% during Policy Year 9; and 0% thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

The charges in the “Accumulation Value Based M&E Charge Policies” column apply if you choose to have M&E charges calculated as an annualized percentage of daily average Variable Accumulation Value. The charges in the “Premium Based M&E Charge Policies” column apply if you choose to have M&E charges calculated as an annualized percentage of Adjusted Premium Payments.

	Accumulation Value Based M&E Charge Policies	Premium Based M&E Charge Policies
Annual Policy Service Charge (for policies with less than $50,000 Accumulation Value)	$30	$30
Guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge	1.35% (During the Surrender Charge Period for the initial premium) 1.15% (After the Surrender Charge Period for the initial premium)	1.55% (During the Surrender Charge Period for the initial premium) 1.35% (After the Surrender Charge Period for the initial premium)
Current Mortality and Expense Risk and Administrative Costs Charge for Policies applied for on and after May 1, 2016	1.30% (During the Surrender Charge Period for the initial premium) 1.10% (After the Surrender Charge Period for the initial premium)	1.40% (During the Surrender Charge Period for the initial premium) 1.20% (After the Surrender Charge Period for the initial premium)

6

Current Mortality and Expense Risk and Administrative Costs Charge for Policies applied for before May 1, 2016	1.35% (During the Surrender Charge Period for the initial premium) 1.15% (After the Surrender Charge Period for the initial premium)	1.55% (During the Surrender Charge Period for the initial premium) 1.35% (After the Surrender Charge Period for the initial premium)

Optional Rider Charges: Annual Death Benefit Reset Rider Applied For On Or After May 1, 2016

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Reset Rider Charge	0.25%

Optional Rider Charges: Annual Death Benefit Reset Rider Applied For Before May 1, 2016

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Reset Rider Charge (if the oldest Owner was age 65 or younger when the policy was issued)	0.30%
Current Annual Death Benefit Reset Rider Charge (if the oldest Owner was age 66 to 75 inclusive when the policy was issued)	0.35%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of December 31, 2015.	0.48%	1.95%

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2015. The Fund or its agents provided the fees and charges that are based on 2015 expenses, unless otherwise indicated. For Funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

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Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Annual Expense	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Conservative Allocation — Service Class	0.00%	0.25%	0.03%	0.80%	1.08%	(—)	1.08%
MainStay VP Emerging Markets Equity — Service Class	1.10%	0.25%	0.30%	0.06%	1.71%	(—)	1.71%
MainStay VP Growth Allocation — Service Class	0.00%	0.25%	0.03%	1.17%	1.45%	(—)	1.45%
MainStay VP Moderate Allocation — Service Class	0.00%	0.25%	0.02%	0.93%	1.20%	(—)	1.20%
MainStay VP Moderate Growth Allocation — Service Class	0.00%	0.25%	0.02%	1.05%	1.32%	(—)	1.32%
Deutsche Alternative Asset Allocation VIP — Class B	0.31%	0.25%	0.27%	1.12%	1.95%	(0.24%)	1.71	%(i)
Fidelity® VIP Equity-Income Portfolio — Service Class 2	0.45%	0.25%	0.09%	0.08%	0.87%	(—)	0.87%
Invesco V.I. American Value Fund — Series II Shares	0.72%	0.25%	0.27%	0.11%	1.35%	(—)	1.35%

Please refer to the applicable fund prospectus for additional information.

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2015, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2015 expenses. For funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.
(§)	Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Absolute Return Multi-Strategy — Service Class(1)	1.25%		0.25%	0.45%	1.95%	(0.24%)	1.71	%(a)
MainStay VP Balanced — Service Class	0.70%		0.25%	0.09%	1.04%	(—)	1.04%
MainStay VP Bond — Service Class	0.48%		0.25%	0.04%	0.77%	(—)	0.77%
MainStay VP Cash Management — Initial Class(2)	0.44%		0.00%	0.04%	0.48%	(—)	0.48%
MainStay VP Common Stock — Service Class	0.54%		0.25%	0.04%	0.83%	(—)	0.83%
MainStay VP Convertible — Service Class	0.59%		0.25%	0.03%	0.87%	(—)	0.87%
MainStay VP Cornerstone Growth — Service Class	0.70%		0.25%	0.03%	0.98%	(—)	0.98%
MainStay VP Cushing Renaissance Advantage — Service Class	1.25%		0.25%	0.10%	1.60%	(—)	1.60%
MainStay VP Eagle Small Cap Growth — Service Class	0.81	%(k)	0.25%	0.04%	1.10%	(—)	1.10%

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Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Epoch U.S. Small Cap — Service Class(3)	0.77%		0.25%	0.04%	1.06%	(—)	1.06%
MainStay VP Floating Rate — Service Class	0.60%		0.25%	0.05%	0.90%	(—)	0.90%
MainStay VP Government — Service Class	0.50%		0.25%	0.05%	0.80%	(—)	0.80%
MainStay VP High Yield Corporate Bond — Service Class	0.56%		0.25%	0.02%	0.83%	(—)	0.83%
MainStay VP ICAP Select Equity — Service Class	0.76%		0.25%	0.02%	1.03%	(—)	1.03%
MainStay VP Income Builder — Service Class	0.57%		0.25%	0.06%	0.88%	(—)	0.88%
MainStay VP International Equity — Service Class	0.89%		0.25%	0.06%	1.20%	(—)	1.20%
MainStay VP Janus Balanced – Service Class	0.55	%(l)	0.25%	0.03%	0.83%	(—)	0.83%
MainStay VP Large Cap Growth — Service Class	0.74%		0.25%	0.03%	1.02%	(—)	1.02	%(b)
MainStay VP MFS® Utilities — Service Class	0.72%		0.25%	0.05%	1.02%	(—)	1.02%
MainStay VP Mid Cap Core — Service Class	0.85%		0.25%	0.04%	1.14%	(0.02%)	1.12	%(g)
MainStay VP PIMCO Real Return – Service Class	0.50%		0.25%	0.22%	0.97%	(—)	0.97%
MainStay VP S&P 500 Index — Service Class	0.24%		0.25%	0.03%	0.52%	(—)	0.52%
MainStay VP Small Cap Core — Service Class	0.85%		0.25%	0.04%	1.14%	(—)	1.14%
MainStay VP T. Rowe Price Equity Income — Service Class	0.74%		0.25%	0.03%	1.02%	(—)	1.02%
MainStay VP Unconstrained Bond — Service Class	0.58%		0.25%	0.07%	0.90%	(—)	0.90%
MainStay VP VanEck Global Hard Assets — Initial Class	0.89%		0.00%	0.04%	0.93%	(—)	0.93%
American Funds IS® Global Small Capitalization FundSM— Class 4	0.69%		0.25%	0.29%	1.23%	(—)	1.23%
American Funds IS® New World Fund® — Class 4	0.72%		0.25%	0.32%	1.29%	(—)	1.29%
BlackRock® Global Allocation V.I. Fund — Class III	0.62%		0.25%	0.25%	1.12%	(0.13%)	0.99	%(c)
BlackRock® High Yield V.I. Fund – Class III	0.53%		0.25%	0.29%	1.07%	(0.12%)	0.95	%(d)
Columbia Variable Portfolio — Commodity Strategy Fund — Class 2	0.63%		0.25%	0.25%	1.13%	(—)	1.13%
Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2	0.60%		0.25%	0.15%	1.00%	(—)	1.00%
Columbia Variable Portfolio — Small Cap Value Fund — Class 2	0.87%		0.25%	0.11%	1.23%	(0.05%)	1.18	%(h)
Dreyfus IP Technology Growth Portfolio — Service Shares	0.75%		0.25%	0.08%	1.08%	(—)	1.08%
Fidelity® VIP Contrafund® Portfolio — Service Class 2	0.55%		0.25%	0.08%	0.88%	(—)	0.88%
Fidelity® VIP Growth Opportunities Portfolio — Service Class 2	0.55%		0.25%	0.12%	0.92%	(—)	0.92%
Fidelity® VIP Mid Cap Portfolio — Service Class 2	0.55%		0.25%	0.08%	0.88%	(—)	0.88%
Invesco V.I. International Growth Fund — Series II Shares	0.71%		0.25%	0.31%	1.27%	(0.01%)	1.26	%(e)
Janus Aspen Global Research Portfolio — Service Shares	0.74%		0.25%	0.11%	1.10%	(—)	1.10%

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Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)		Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MFS® Investors Trust Series — Service Class	0.75%	0.25%		0.07%	1.07%	(—)	1.07%
MFS® Research Series — Service Class	0.75%	0.25%		0.07%	1.07%	(—)	1.07%
Neuberger Berman AMT Mid Cap Growth Portfolio — Class S	0.84%	0.25%		0.14%	1.23%	(—)	1.23%
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class	0.75%	0.25%		0.00%	1.00%	(—)	1.00%
PIMCO VIT Low Duration Portfolio — Advisor Class	0.50%	0.25%		0.01%	0.76%	(—)	0.76%
PIMCO VIT Total Return Portfolio — Advisor Class	0.50%	0.25%		0.01%	0.76%	(—)	0.76%
Royce Micro-Cap Portfolio — Investment Class(4)	1.25%	0.00%		0.07%	1.32%	(—)	1.32%
UIF U.S. Real Estate Portfolio — Class II	0.80%	0.25	%(j)	0.27%	1.32%	(0.07%)	1.25	%(f)
Victory VIF Diversified Stock Fund — Class A Shares	0.30%	0.25%		0.59%	1.14%	(—)	1.14%

Please refer to the applicable fund prospectus for additional information.

¶	Management Fees may include Adviser and/or Administration Fees.
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2015, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2015 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(§)	Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”
(1)	Formerly known as MainStay VP Marketfield.
(2)	MainStay VP Cash Management intends to convert to a government money market fund sometime before October 2016. This means that, by October 2016, the fund’s investment strategy will be changed so that it invests at least 99.5% of its total assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities.
(3)	Formerly known as MainStay VP U.S. Small Cap.
(4)	On December 11, 2015, NYLIAC, on behalf of itself and its Separate Accounts, filed an application with the SEC to substitute shares of the Royce Micro-Cap Portfolio - Investment Class with shares of the MainStay VP Small Cap Core - Service Class. Subject to SEC approval, NYLIAC expects the substitution to occur on or around August 2016.
(a)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.71% of the average daily net assets of Service Class shares. This agreement expires on May 1, 2017, and may only be amended or terminated prior to that date by action of the Board.
(b)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% on assets up from $11 billion to $13 billion; and 0.525% on assets over $13 billion. This agreement will remain in effect until May 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(c)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2017. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(d)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2017. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

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(e)	Invesco has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. The fee waiver agreement cannot be terminated during its term.
(f)	The Portfolio’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25%. The fee waivers and/or expense reimbursements will continue until May 1, 2017 or until such time as the Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
(g)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio fees and expenses) of Initial Class shares do not exceed 0.86% of the average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the Service Class shares. This agreement will remain in effect until May 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(h)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or beyond usual expenses) until April 30, 2017, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.18% for Class 2.
(i)	Through April 30, 2017, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.59% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.12%). These agreements may only be terminated with the consent of the fund’s Board.
(j)	The Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) approved an amendment to the Fund’s Plan of Distribution reducing the distribution (12b-1) fee for the Portfolio’s Class II shares from 0.35% to 0.25% effective May 1, 2015. The distribution (12b-1) fee shown in the table above has been restated to reflect such change.
(k)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.785% on assets over $1 billion. This agreement will remain in effect until May 1, 2017, and may only be amended or terminated prior to that date by action of the Board.
(l)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.525% on assets over $1 billion. This agreement will remain in effect until May 1, 2017, and may only be amended or terminated prior to that date by action of the Board.

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Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the highest charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge (for policies with less than $50,000 Accumulation Value), separate account annual expenses, portfolio company fees and expenses and optional rider charges where indicated. Therefore, if your policy’s Accumulation Value exceeds that amount, the expenses would be slightly lower. For more information on the charges reflected in this table, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.

You would pay the following expenses on a $10,000 allocation in the Investment Division listed, assuming a 5% annual return on assets:

For Accumulation Value based M&E Charge New York Life Flexible Premium Variable Annuity III Policies applied for on and after May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Absolute Return Multi-Strategy—Service Class
without any Riders	$1,011.25	$1,098.11	$1,873.23	$3,871.23	$1,011.25	$1,784.84	$2,384.66	$3,901.23	$341.25	$1,098.11	$1,873.23	$3,871.23
with ADBR Rider	$1,034.68	$1,171.46	$1,992.40	$4,093.33	$1,034.68	$1,853.33	$2,497.89	$4,123.33	$366.25	$1,171.46	$1,992.40	$4,093.33

For Premium based M&E Charge New York Life Flexible Premium Variable Annuity III Policies applied for on and after May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Absolute Return Multi-Strategy—Service Class
without any Riders	$1,014.53	$1,102.69	$1,871.60	$3,826.30	$1,014.53	$1,789.11	$2,383.06	$3,856.30	$344.75	$1,102.69	$1,871.60	$3,826.30
with ADBR Rider	$1,037.96	$1,177.04	$1,994.16	$4,063.52	$1,037.96	$1,858.54	$2,499.52	$4,093.52	$369.75	$1,177.04	$1,994.16	$4,063.52

For Accumulation Value based M&E Charge New York Life Flexible Premium Variable Annuity III Policies applied for before May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Absolute Return Multi-Strategy—Service Class
without any Riders	$1,016.17	$1,113.53	$1,898.33	$3,918.27	$1,016.17	$1,799.24	$2,408.51	$3,948.27	$346.50	$1,113.53	$1,898.33	$3,918.27
with ADBR Rider	$1,048.97	$1,216.00	$2,064.46	$4,226.08	$1,048.97	$1,894.92	$2,566.36	$4,256.08	$381.50	$1,216.00	$2,064.46	$4,226.08

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For Premium based M&E Charge New York Life Flexible Premium Variable Annuity III Policies applied for before May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Absolute Return Multi-Strategy—Service Class
without any Riders	$1,028.59	$1,146.76	$1,943.43	$3,961.33	$1,028.59	$1,830.26	$2,451.32	$3,991.33	$359.75	$1,146.76	$1,943.43	$3,961.33
with ADBR Rider	$1,061.38	$1,250.59	$2,114.13	$4,289.41	$1,061.38	$1,927.21	$2,613.52	$4,319.41	$394.75	$1,250.59	$2,114.13	$4,289.41

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QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY III

NOTE: The following section contains brief questions and answers about the New York Life Flexible Premium Variable Annuity III. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Flexible Premium Variable Annuity III?

The New York Life Flexible Premium Variable Annuity III is a Flexible Premium Deferred Variable Retirement Annuity Policy issued by NYLIAC. You may allocate premium payments to the Investment Divisions of the Separate Account, an Asset Allocation Model, as well as the DCA Advantage Account and/or to the Fixed Account. (See “ASSET ALLOCATION MODELS” for more information about which Asset Allocation Models are currently available to you.) The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Account.

2. Where can I allocate my premium payments?

(a) You can allocate your premium payments to one or more of the following Allocation Options:

(i) SEPARATE ACCOUNT

Separate Account III currently consists of 81 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 58 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions and Asset Allocation Models are listed on the first and second page of this Prospectus. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions or an Asset Allocation Model, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s). You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

(ii) FIXED ACCOUNT

Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed minimum interest rate.

(b) You can also allocate your premium payments to the DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions, providing for automatic transfers to the Investment Divisions you select in six installments over a six month period. (See “THE DCA ADVANTAGE ACCOUNT.”)

3. Can I make transfers among the Investment Divisions, the Asset Allocation Models and the Fixed Account?

You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions and one of the available Asset Allocation Models or from the Investment Divisions and/or an Asset Allocation Model to the Fixed Account at least 30 days before the Annuity Commencement Date. For Premium based M&E Charge policies, no transfers are allowed into the Fixed Account. For Account Value based M&E Charge policies, transfers to the Fixed Account from the Investment Divisions must be for at least $500. Generally, you can transfer a minimum amount of $25 into an Investment Division, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, we reserve the right to charge up to $30 for each transfer after the first twelve in a given Policy Year. Please note that each transfer to or from an Asset Allocation Model counts as one transfer. (See “TRANSFERS.”)

All guarantees are subject to the claims-paying ability of NYLIAC. No third party guarantees are involved.

You can make transfers from the Fixed Account and the DCA Advantage Account, subject to certain restrictions which may apply. (See “THE FIXED ACCOUNT and “THE DCA ADVANTAGE ACCOUNT”). In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep options as described herein.

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4. What charges are assessed against the policy?

Before the date we start making Income Payments under the policy, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy if on that date the Accumulation Value is below $50,000. In addition, we also deduct a charge for certain mortality and expense risks (M&E Charge) NYLIAC assumes and for policy administration expenses. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies applied for on and after May 1, 2016, the M&E Charge is 1.30% (annualized) of the daily average Variable Accumulation Value during the surrender charge period for the initial premium and 1.10% after the surrender charge period for the initial premium. For Premium based M&E Charge policies applied for on and after May 1, 2016, the M&E Charge is 1.40% (annualized) of the Adjusted Premium Payments during the surrender charge period for the initial premium and 1.20% after the surrender charge period for the initial premium.

For Accumulation Value based M&E Charge policies applied for before May 1, 2016, the M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value during the surrender charge period for the initial premium and 1.15% after the surrender charge period for the initial premium. For Premium based M&E Charge policies applied for before May 1, 2016, the M&E Charge is 1.55% (annualized) of the Adjusted Premium Payments during the surrender charge period for the initial premium and 1.35% after the surrender charge period for the initial premium.

The M&E Charge will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premium payments allocated to the Fixed Account that are not transferred to the Investment Division). (See “MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE.”)

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit you because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first nine Policy Years. The percentage declines after the first three Policy Years as follows:

Policy Year	Surrender Charge
1	7%
2	7%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10+	0%

You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; (b) the Accumulation Value less the accumulated premium payments; or (c) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”)

If you select the Annual Death Benefit Reset Rider (“ADBR”) (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary, less any Reset Value Proportional Reduction. This charge will be deducted from each Investment Division, the DCA

15

Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage we are currently charging before you select this rider. We may set a lower charge at our sole discretion.

For policies applied for on and after May 1, 2016, the current charge is 0.25% annually (0.0625% per quarter).

For policies applied for before May 1, 2016, the charges are as follows:

Age of Oldest Owner at Policy Issue	Annual Charge
65 or younger	0.30	% (0.075% per quarter)
66 to 75 inclusive	0.35	% (0.0875% per quarter)

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. What are the minimum initial and maximum additional premium payments?

The minimum initial premium payment for Qualified Policies is as follows:

(a) for Code Section 403(b) Tax Sheltered Annuities (“TSAs”), a $2,000 single premium or $50 per month;

(b) for IRAs and Roth IRAs, a $2,000 single premium or a $1,200 initial premium payment plus pre-authorized monthly deductions of $100 per month;

(c) for deferred compensation plans, $50 per month;

(d) for SEP plans, $2,000 initial premium payment or $50 per month if part of a pre-authorized billing arrangement; and

(e) For SIMPLE IRAs, $2,000 initial premium payment or $50 per month if part of a pre-authorized billing arrangement.

For Qualified Policies you may not make premium payments in excess of the amount permitted by law for the plan indicated.

Unless we permit otherwise, the minimum initial premium payment is $5,000 (or $2,500 plus $100 per month from a pre-authorized billing arrangement) for Non-Qualified Policies. Additional non-scheduled premium payments must be at least $500 for Qualified Policies and Non-Qualified Policies, or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 17 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept without prior approval is currently $1,000,000.

6. How are premium payments allocated?

We allocate the initial premium payment to the Investment Divisions, Asset Allocation Model, Fixed Account and/or the DCA Advantage Account you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center, subject to our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated to an Allocation Option at the close of the Business Day on which they are received. (See “THE POLICIES—Policy Application and Premium Payments.”)

You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Option at the time you make a premium payment. The minimum amount which you may place in any one Investment Division or the Fixed Account is $25, or such lower amount as we may permit. The minimum amount which you may place in the DCA Advantage Account is $2,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Option and/or the DCA Advantage Account and the number of Allocation Options and the DCA Advantage Account inclusively to which you may allocate your Accumulation Value. Acceptance of initial and additional premium payments is subject to our suitability standards.

7. What happens if premium payments are not made?

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy

16

would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to applicable state laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8. Can I withdraw money from the policy before the Annuity Commencement Date?

You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in Good Order before we will process it. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals—Partial Withdrawals and Periodic Partial Withdrawals.”)

9. How will NYLIAC make Income Payments on the Annuity Commencement Date?

We will make Income Payments on a fixed basis. We do not currently offer a variable Income Payment option. We will make payments over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—INCOME PAYMENTS.”) We may offer other options, at our discretion, where permitted by state law.

10. What happens if I die before the Annuity Commencement Date?

Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the policy an amount equal to the greatest of:

(a)	the Accumulation Value as of the day we receive a claim form in Good Order, or

(b)	the Return of Premium Death Benefit, or

(c)

the Accumulation Value on the 9th Policy Anniversary plus any other premium payments made since that Policy Anniversary, reduced proportionally by any amounts withdrawn from the policy since that Policy Anniversary

If the Beneficiary is the spouse (as defined under Federal law) of the Owner, see Question 11. (Also see “DEATH BEFORE ANNUITY COMMENCEMENT” and “FEDERAL TAX MATTERS.”)

11. What happens if my spouse is the Beneficiary?

If you are the Owner and you die before the Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new Owner if he/she is also the sole primary Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only; TSA policies are excluded). If you are also the Annuitant, your spouse will become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death.

12. Can I return the policy after it is delivered?

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, less any e-delivery credit (see “THE POLICIES – Electronic Delivery”), calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

13. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

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14. Are policy loans available?

If you have purchased an Accumulation Value based M&E Charge policy in connection with a Code Section 403(b) Tax-Sheltered Annuity (“TSA”) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. You may not borrow any portion of your Accumulation Value if you have purchased a Premium based M&E Charge policy in connection with a TSA plan. (See “LOANS.”)

15. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159

Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010

Death Claim forms may also be submitted to	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Written service requests will be effective as of the Business Day they are received in Good Order at VPSC at one of the addresses listed immediately above.

Faxed or e-mailed requests are not acceptable and will not be honored at any time. All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not be able to process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

16. How do I contact NYLIAC by Telephone or by the Internet?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values and speaking to a customer representative, may be made by telephone. For telephonic requests, you must contact the NYLIAC Interactive Voice Response System (“IVR”) toll-free by calling: (800) 598-2019. (See “THE POLICIES — Virtual Service Center and Interactive Voice Response System.”)

b. By Internet:

Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be made via the Internet. For Internet-based requests, you must contact the NYLIAC Virtual Service Center (“VSC”) at www.newyorklife.com/vsc and enter your user name and password. (See “THE POLICIES — Virtual Service Center and Interactive Voice Response System.”)

We make IVR and VSC services available at our discretion. In addition, availability of IVR and VSC services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through IVR or VSC should become unavailable. We will not accept e-mailed requests for policy transactions or e-mails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through the VSC once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocations, transfers, partial withdrawals and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered

18

service assistant to revise your Automatic Asset Rebalancing (AAR) arrangement. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

17. Where do I send subsequent premium payments and loan repayments?

Subsequent premium payments and loan repayments must be sent to one of the following addresses:

Regular Mail	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675-3021

Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

Subsequent premium payments and loan repayments will be credited as of the Business Day they are received in Good Order at one of the addresses noted in this Question 17. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See “THE POLICIES — Policy Application and Premium Payments.”)

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FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2015 and 2014, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2015 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2015, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

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CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The policies were first offered on May 1, 2015. Therefore, values and units shown for 2015 are for the period from May 1, 2015 to December 31, 2015. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are included in the Statement of Additional Information.

For Accumulation Value based M&E Charge policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)

MainStay VP Absolute Return Multi-Strategy – Service Class
2015	10.00	8.92	31

MainStay VP Balanced – Service Class
2015	10.00	9.53	13

MainStay VP Bond – Service Class
2015	10.00	9.82	3

MainStay VP Cash Management – Initial Class
2015	10.00	9.91	11

MainStay VP Common Stock – Service Class
2015	10.00	9.69	9

MainStay VP Conservative Allocation – Service Class
2015	10.00	9.50	65

MainStay VP Convertible – Service Class
2015	10.00	9.35	15

MainStay VP Cornerstone Growth – Service Class
2015	10.00	9.73	1

MainStay VP Cushing® Renaissance Advantage – Service Class
2015	10.00	7.44	4

MainStay VP Eagle Small Cap Growth – Service Class
2015	10.00	9.58	8

MainStay VP Emerging Markets Equity – Service Class
2015	10.00	7.73	5

MainStay VP Epoch U.S. Small Cap – Service Class
2015	10.00	9.38	5

MainStay VP Floating Rate – Service Class
2015	10.00	9.65	177

MainStay VP Government – Service Class
2015	10.00	9.85	—

MainStay VP Growth Allocation – Service Class
2015	10.00	9.17	91

MainStay VP High Yield Corporate Bond – Service Class
2015	10.00	9.36	71

MainStay VP ICAP Select Equity – Service Class
2015	10.00	9.28	21

MainStay VP Income Builder – Service Class
2015	10.00	9.26	15

MainStay VP International Equity – Service Class
2015	10.00	9.74	5

MainStay VP Janus Balanced – Service Class
2015	10.00	9.71	18

MainStay VP Large Cap Growth – Service Class
2015	10.00	10.14	15

MainStay VP MFS® Utilities – Service Class
2015	10.00	8.21	71

MainStay VP Mid Cap Core – Service Class
2015	10.00	9.24	31

MainStay VP Moderate Allocation – Service Class
2015	10.00	9.42	56

MainStay VP Moderate Growth Allocation – Service Class
2015	10.00	9.29	114

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
MainStay VP PIMCO Real Return – Service Class
2015	10.00	9.46	3

MainStay VP S&P 500 Index – Service Class
2015	10.00	9.72	20

MainStay VP T. Rowe Price Equity Income – Service Class
2015	10.00	9.10	8

MainStay VP Unconstrained Bond – Service Class
2015	10.00	9.47	66

MainStay VP Van Eck Global Hard Assets – Initial Class
2015	10.00	6.02	6

American Funds IS® Global Small Capitalization FundSM – Class 4
2015	10.00	9.21	3

American Funds IS® New World Fund® – Class 4
2015	10.00	9.05	16

BlackRock® Global Allocation V.I. Fund – Class III
2015	10.00	9.35	13

BlackRock® High Yield V.I. Fund – Class III
2015	10.00	9.22	9

Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2015	10.00	7.54	2

Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2015	10.00	9.42	—

Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2015	10.00	9.13	9

Dreyfus IP Technology Growth Portfolio – Service Shares
2015	10.00	9.99	8

Fidelity® VIP Contrafund® Portfolio – Service Class 2
2015	10.00	9.58	87

Fidelity® VIP Equity-Income Portfolio – Service Class 2
2015	10.00	9.22	8

Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2015	10.00	9.94	6

Fidelity® VIP Mid Cap Portfolio – Service Class 2
2015	10.00	9.31	15

Invesco V.I. American Value Fund – Series II Shares
2015	10.00	8.66	10

Invesco V.I. International Growth Fund – Series II Shares
2015	10.00	8.94	21

Janus Aspen Global Research Portfolio – Service Shares
2015	10.00	8.99	7

MFS® Investors Trust Series – Service Class
2015	10.00	9.67	14

MFS® Research Series – Service Class
2015	10.00	9.66	2

Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2015	10.00	9.35	16

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2015	10.00	9.81	38

PIMCO VIT Total Return Portfolio – Advisor Class
2015	10.00	9.81	36

Royce Micro-Cap Portfolio – Investment Class
2015	10.00	8.71	6

UIF U.S. Real Estate Portfolio – Class II
2015	10.00	10.14	9

Victory VIF Diversified Stock Fund – Class A Shares
2015	10.00	9.61	—

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For Premium based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)
MainStay VP Absolute Return Multi-Strategy – Service Class
2015	10.00	9.00	100

MainStay VP Balanced – Service Class
2015	10.00	9.62	44

MainStay VP Bond – Service Class
2015	10.00	9.91	10

MainStay VP Cash Management – Initial Class
2015	10.00	10.00	21

MainStay VP Common Stock – Service Class
2015	10.00	9.78	12

MainStay VP Conservative Allocation – Service Class
2015	10.00	9.58	36

MainStay VP Convertible – Service Class
2015	10.00	9.43	47

MainStay VP Cornerstone Growth – Service Class
2015	10.00	9.82	6

MainStay VP Cushing® Renaissance Advantage – Service Class
2015	10.00	7.51	6

MainStay VP Eagle Small Cap Growth – Service Class
2015	10.00	9.66	15

MainStay VP Emerging Markets Equity – Service Class
2015	10.00	7.80	13

MainStay VP Epoch U.S. Small Cap – Service Class
2015	10.00	9.47	17

MainStay VP Floating Rate – Service Class
2015	10.00	9.73	6

MainStay VP Government – Service Class
2015	10.00	9.94	2

MainStay VP Growth Allocation – Service Class
2015	10.00	9.26	311

MainStay VP High Yield Corporate Bond – Service Class
2015	10.00	9.44	176

MainStay VP ICAP Select Equity – Service Class
2015	10.00	9.37	21

MainStay VP Income Builder – Service Class
2015	10.00	9.35	27

MainStay VP International Equity – Service Class
2015	10.00	9.83	33

MainStay VP Janus Balanced – Service Class
2015	10.00	9.80	50

MainStay VP Large Cap Growth – Service Class
2015	10.00	10.23	58

MainStay VP MFS® Utilities – Service Class
2015	10.00	8.29	136

MainStay VP Mid Cap Core – Service Class
2015	10.00	9.32	54

MainStay VP Moderate Allocation – Service Class
2015	10.00	9.51	105

MainStay VP Moderate Growth Allocation – Service Class
2015	10.00	9.37	249

MainStay VP PIMCO Real Return – Service Class
2015	10.00	9.55	4

MainStay VP S&P 500 Index – Service Class
2015	10.00	9.80	100

MainStay VP T. Rowe Price Equity Income – Service Class
2015	10.00	9.18	19

MainStay VP Unconstrained Bond – Service Class
2015	10.00	9.55	215

MainStay VP Van Eck Global Hard Assets – Initial Class
2015	10.00	6.07	40

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American Funds IS® Global Small Capitalization FundSM – Class 4
2015	10.00	9.29	7

American Funds IS® New World Fund® – Class 4
2015	10.00	9.13	71

BlackRock® Global Allocation V.I. Fund – Class III
2015	10.00	9.43	23

BlackRock® High Yield V.I. Fund – Class III
2015	10.00	9.30	29

Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2015	10.00	7.61	7

Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2015	10.00	9.50	1

Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2015	10.00	9.22	15

Dreyfus IP Technology Growth Portfolio – Service Shares
2015	10.00	10.08	37

Fidelity® VIP Contrafund® Portfolio – Service Class 2
2015	10.00	9.67	255

Fidelity® VIP Equity-Income Portfolio – Service Class 2
2015	10.00	9.31	21

Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2015	10.00	10.03	14

Fidelity® VIP Mid Cap Portfolio – Service Class 2
2015	10.00	9.39	27

Invesco V.I. American Value Fund – Series II Shares
2015	10.00	8.74	23

Invesco V.I. International Growth Fund – Series II Shares
2015	10.00	9.03	62

Janus Aspen Global Research Portfolio – Service Shares
2015	10.00	9.07	22

MFS® Investors Trust Series – Service Class
2015	10.00	9.76	52

MFS® Research Series – Service Class
2015	10.00	9.75	3

Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2015	10.00	9.43	107

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2015	10.00	9.90	110

PIMCO VIT Total Return Portfolio – Advisor Class
2015	10.00	9.90	96

Royce Micro-Cap Portfolio – Investment Class
2015	10.00	8.79	20

UIF U.S. Real Estate Portfolio – Class II
2015	10.00	10.23	36

Victory VIF Diversified Stock Fund – Class A Shares
2015	10.00	9.70	1

24

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $143.1 billion at the end of 2015. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

The Separate Account

Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account-III currently has 81 Investment Divisions, some of which may not be available under your policy. Separate Account IV has 58 Investment Divisions, some of which may not be available under your policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is

25

whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

The Asset Allocation Models are available at no extra charge. You can select only one Asset Allocation Model at a time.

Each Asset Allocation Model specifies percentage allocations among various Investment Divisions available through your policy. If you wish to allocate your Accumulation Value to an Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 15 of this Prospectus.

The Asset Allocation Models are static, but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Rebalancing (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “THE POLICIES—Automatic Asset Rebalancing” for more information.)

The available Asset Allocation Models may change from time to time. We may create new Asset Allocation Models with asset allocations or Investment Divisions that vary from those of existing Asset Allocation Models. We will provide written notice if we offer new Asset Allocation Models, if there is a material change in our arrangement with NYLIM regarding the Asset Allocation Model program, or if we terminate our Asset Allocation Model program. We will not reallocate your Accumulation Value, or change your premium allocation instructions, in response to these changes. However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events.

You can get information about new or updated Asset Allocation Models, or about Asset Allocation Models that are no longer available for new investment, by contacting your registered representative. You should consult your registered representative periodically to consider whether any model you have selected is still appropriate for you. If you wish to remove funds from your current Asset Allocation Model and/or allocate funds to a 2016 Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 15 of this Prospectus.

The 2016 Asset Allocation Models are available to all policyholders. Any previously offered Asset Allocation Models are available only to those policyholders who allocated to those Models when they were offered. You can select only one Asset Allocation Model at a time. If you transfer out of an Asset Allocation Model that is no longer offered, you will not be able to transfer back into that Asset Allocation Model. Transfers into or out of an Asset Allocation Model count as one transfer and are subject to the conditions and restrictions listed in “THE POLICIES”.

You may change your allocation to a particular Model at any time and reallocate your Accumulation Value to other Investment Divisions or another available Asset Allocation Model. For example, if you have allocated to an Asset Allocation Model and you later decide you prefer different percentage allocations among the Investment Divisions in the Model than those specified by the Model, you will need to transfer out of that Model and allocate your Accumulation Value

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to those Investment Divisions in the percentages you want. (See “THE POLICIES – Transfers”.) If you then want your Accumulation Value to remain at the new percentages you selected, you should ensure that the AAR feature is in effect and accurately reflects your choice of investment percentages for each Investment Division. (See “THE POLICIES – Automatic Asset Rebalancing”.) You may also have amounts held in the DCA Advantage Account or under the Interest Sweep option allocated to an Asset Allocation Model.

We have no discretionary authority or control over your investment decisions. The Asset Allocation Models are comprised of then available Investment Divisions and do not include the Fixed Account. We make available educational information and materials (e.g., risk tolerance questionnaire and Fund prospectuses) that can help you select an Asset Allocation Model, but we do not recommend any particular Asset Allocation Model or otherwise provide advice as to what Asset Allocation Model may be appropriate for you. Consequently, you are responsible for your decision to allocate your Accumulation Value to an Asset Allocation Model, and to select the Asset Allocation Model that is best for you.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, may not be accurate and could be less effective if your circumstances change over time. We reserve the right to terminate or change the asset allocation program at any time. As noted above, if the program is terminated or changed, we will not reallocate your Accumulation Value. If you want to reallocate your Accumulation Value, you will need to send us a transfer request to one of the addresses in Question 15, by telephone, or through the VSC. (See “THE POLICIES – Transfers”.)

An Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Accumulation Value that is allocated to each Investment Division in the Asset Allocation Model you select may not remain at the initial percentages. AAR will keep your Accumulation Value at these initial percentages and in line with your current investment objective. (See “THE POLICIES – Automatic Asset Rebalancing”.) Note that unless you instruct us otherwise in the application or in a subsequent notice, AAR will automatically be applied to your policy.

Rebalancing or periodic updating of Asset Allocation Models can cause the Eligible Portfolios underlying in the Investment Divisions that make up a model to need to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Conflicts of Interest

New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Adviser to the MainStay VP Funds Trust, designed the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to make allocation decisions, you should be aware that New York Life Investments is subject to competing interests that may have influenced its decision making with regard to the composition of the Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from including a relatively high percentage of these Investment Divisions in the Asset Allocation Models. MainStay VP Investment Divisions also predominate in the Asset Allocation Models because they represent the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up the Asset Allocation Models. New York Life Investments also did not include certain non-proprietary Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of the Asset Allocation Models. As Investment Divisions may have been included in an Asset Allocation Model based on asset class exposure, they may have also been selected over Investment Divisions with better past investment performance or lower fees.

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As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models.

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The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation MainStay VP Moderate Growth Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainStay VP Bond MainStay VP Cash Management MainStay VP Floating Rate

	Subadvisers: Candriam France S.A.S., Cornerstone Capital Management Holdings (“Cornerstone”), Cushing Asset Management (“Cushing”), and MacKay Shields LLC (“MacKay”)	MainStay VP Absolute Return Multi-Strategy

	Subadvisers: Cornerstone and NYL Investors	MainStay VP Balanced

	Subadviser: Cornerstone	MainStay VP Common Stock MainStay VP Cornerstone Growth MainStay VP International Equity MainStay VP Mid Cap Core MainStay VP S&P 500 Index MainStay VP Small Cap Core

	Subadviser: Cushing	MainStay VP Cushing Renaissance Advantage

	Subadvisers: Candriam Belgium and Cornerstone	MainStay VP Emerging Markets Equity

	Subadviser: Eagle Asset Management, Inc.	MainStay VP Eagle Small Cap Growth

	Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	MainStay VP Epoch U.S. Small Cap

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Balanced

	Subadviser: Massachusetts Financial Services Company (“MFS”)	MainStay VP MFS® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Van Eck Associates Corporation	MainStay VP VanEck Global Hard Assets

	Subadviser: MacKay	MainStay VP Convertible MainStay VP Government MainStay VP High Yield Corporate Bond MainStay VP Unconstrained Bond

	Subadviser: Institutional Capital LLC	MainStay VP ICAP Select Equity

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Large Cap Growth

	Subadvisers: Epoch and MacKay	MainStay VP Income Builder

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FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. American Value Fund Invesco V.I. International Growth Fund

American Funds Insurance Series®	Capital Research and Management Company (“CRMC”)	American Funds IS® Global Small Capitalization FundSM American Funds IS® New World Fund®

BlackRock® Variable Series Funds, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund BlackRock® High Yield V.I. Fund

Columbia Funds Variable Series Trust II Columbia Funds Variable Insurance Trust	Columbia Management Investment Advisers, LLC Subadviser:Threadneedle International Limited	Columbia Variable Portfolio — Emerging Markets Bond Fund Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Small Cap Value Fund

Deutsche Variable Series II	Deutsche Investment Management Americas Inc. Subadviser: RREEF America LLC	Deutsche Alternative Asset Allocation VIP

Dreyfus Investment Portfolios	The Dreyfus Corporation	Dreyfus IP Technology Growth Portfolio

Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: FMR Co., Inc. (“FMRC”) and other affiliates of FMR	Fidelity® VIP Contrafund® Portfolio Fidelity® VIP Equity-Income Portfolio Fidelity® VIP Growth Opportunities Portfolio Fidelity® VIP Mid Cap Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Aspen Global Research Portfolio

MFS® Variable Insurance Trust	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series

Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC	Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

The Royce Capital Fund	Royce & Associates, LLC	Royce Micro-Cap Portfolio

The Universal Institutional Funds, Inc.	Morgan Stanley Investment Management Inc.	UIF U.S. Real Estate Portfolio

Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock Fund

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully

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considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are substantially less likely to impose fees and gates than other types of money market funds (and are not generally expected to impose such fees or gates). Accordingly, the MainStay VP Cash Management Portfolio intends to convert to a government money market fund sometime before October 2016. Nevertheless, even after that conversion, there remains a possibility that the MainStay VP Cash Management Portfolio could impose such fees and gates, which could be applied to all Policy transfers, surrenders, withdrawals and benefit payments from that portfolio.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion,

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that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy which means additional premium payments can be made. It is issued on the lives of individual Annuitants.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change will take effect as of the date you signed the form, subject to any payment we made or other action We took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also “Appendix 2—State Variations” for specific information that may be applicable for your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

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You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying Fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying Funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date by annuitizing the policy or purchasing future income through the Future Income Rider (See Riders – “Future Income Rider” below, for more information). We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below. Other tax-qualified plan types may be made available in the future. For more information, contact your Registered Representative.

(1) TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations). We will no longer be accepting contributions or issuing new policies for ERISA 403(b) plans);

(2) Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, SEP and SIMPLE IRAs; and

(3) Section 457 Deferred Compensation Plans.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. There are fees and charges in an annuity that may not be included in other types of investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this Prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.

•	The option to purchase a future income stream through a Future Income Rider, included automatically with most policies.

•	A Fixed Account that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan. See Appendix 1 for more information about when the policy can be issued under certain types of qualified plans.

Policy Application and Premium Payments

To purchase a policy, you must complete an application. The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your initial premium payment. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 17 of this Prospectus.) If the application is in Good Order, we will credit the initial premium payment to the investment options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 17 of this Prospectus.) If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in

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Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of initial and subsequent premium payments is subject to our suitability standards.

You may allocate premium payments in up to 18 of the 56 Investment Divisions, some of which may not be available under your policy, one of the available Asset Allocation Models, as well as the DCA Advantage Account and the Fixed Account. We will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made. You must allocate a minimum of $2,000 to the DCA Advantage Account.

Unless we permit otherwise, the minimum initial premium payment is $5,000 (or $2,500 plus $100 per month from a pre-authorized billing arrangement) for Non-Qualified Policies. For Qualified Policies, the minimum initial payment is $2,000, but we accept lower amounts in connection with a pre-authorized billing arrangement. For Pension/Keogh plans, the minimum initial premium is $10,000. Additional non-scheduled premium payments must be at least $500 for Qualified Policies and Non-Qualified Policies, or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 17 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept without prior approval is set forth on the Policy Data Page.

Unless we permit otherwise, the minimum initial premium payment for Qualified Policies is as follows:

(a)	for Code Section 403(b) Tax Sheltered Annuities (“TSAs”), a $2,000 single premium or $50 per month;

(b)	for IRAs and Roth IRAs, a $2,000 single premium or a $1,200 initial premium payment plus pre-authorized monthly deductions of $100 per month;

(c)	for deferred compensation plans, $50 per month;

(d)	for SEP plans, $2,000 initial premium payment or $50 per month if part of a pre-authorized billing arrangement; and

(e)	for SIMPLE IRAs, $2,000 initial premium payment or $50 per month if part of a pre-authorized billing arrangement.

For Qualified Policies you may not make premium payments in excess of the amount permitted by law for the plan indicated.

Additional premium payments can be made until 12 months after you reach age 75. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $2,000 to the DCA Advantage Account.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there will be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

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•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your Registered Representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse the Investment Options chosen and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in Question 15 of this Prospectus, and we agree.

Your Right to Cancel (“Free Look”)

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with a written request for cancellation in Good Order, less any e-delivery credit (see “THE POLICIES – Electronic Delivery”), but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy. See Appendix 2 for more information about free look provisions in particular states.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and subject to the deductions noted above.

Issue Ages

To purchase a Non-Qualified Policy you must not be older than age 75. The Owner, or if the policy is owned by an entity, the Annuitant must not be older than age 75.

For IRA, Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 75.

We will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan.

In order to qualify for the above referenced maximum age limits to purchase a policy, the policy application must be signed and received at the NYLIAC Variable Products Service Center (“VPSC”) prior to the day the Owner, or if the policy is owned by an entity, the Annuitant becomes age 76. All funds must be received by VPSC no later than 60 days from the date the application is received at our service center. Any funds received after 60 days will be returned.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account, an Asset Allocation Model or to the Fixed Account at least 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium based M&E Charge policies. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT”). No transfers are allowed from the DCA Advantage Account to the Fixed Account. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an Asset Allocation Model or to the Fixed Account is $500. Except for traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed

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Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

There is no charge for the first twelve transfers in any one Policy Year. Any transfer into or out of an Asset Allocation Model counts as one transfer. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep or the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with Interest Sweep and in certain other situations. (See “THE FIXED ACCOUNT.”)

You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Virtual Service Center (VSC) and Interactive Voice Response System (IVR).”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 15 of this prospectus (or any other address we indicate to you in writing);

•	use the IVR at 800-598-2019;

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through the VSC.

NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying Fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 15 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP Cash Management Investment Division within six months of the issuance of a policy, and transfers made pursuant to the traditional Dollar Cost Averaging, DCA Advantage Account, Interest Sweep and Automatic Asset Rebalancing.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set

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forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, and/or an Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying Fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

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(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase this policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing this policy you represent and warrant that you are not using this policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Virtual Service Center (VSC) and Interactive Voice Response System (IVR)

Through the VSC and the IVR, you can get up-to-date information about your policy and request fund transfers. Through the VSC, you can also request partial withdrawals. We may revoke VSC and IVR privileges for certain policyowners (see “Limits on Transfers”).

To enable you to access the IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

In order to obtain policy information online via the VSC, you are required to register for access. Visit www.newyorklife.com/vsc and click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

As described herein, we will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through IVR or VSC that we believe are genuine. We will confirm all transactions in writing.

Service requests are binding on all owners if the policy is jointly owned. Financial requests received after 4:00 p.m. (Eastern Time) or on non Business Days will be processed as of the next Business Day.

We make the VSC or IVR available at our discretion. In addition, availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while the VSC or IVR is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 15 of this Prospectus.

VSC

Currently, the VSC is open Monday through Friday, from 7 a.m. until 4 a.m., Saturday, from 7 a.m. until 10 p.m. and Sunday from 7 a.m. until 8 p.m. (Eastern Time).

The VSC enables you to:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between investment options;

•	request partial withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	obtain service forms;

•	view and download policy statements;

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•	modify an existing Automatic Asset Rebalancing arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Investor Profile; and

•	enroll in electronic delivery of select policy mailings and notifications.

The VSC enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your Policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

IVR

The IVR is available 24 hours a day, seven days a week. We record all calls.

The IVR enables you to:

•	obtain current Policy values;

•	transfer assets between investment options;

•	change the allocation of future premium payments; and

•	speak with one of our Customer Service Representatives on Business Days, between the hours of 9:00 a.m. to 6:00 p.m. (Eastern Time).

Cybersecurity Risks

Our variable product business is highly dependent upon the effective operation of our computer systems (including the VSC, IVR, and other systems) and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party service providers may adversely affect us and your policy Accumulation Value. For instance, cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from the VSC, IVR, or with the underlying funds; (ii) impact our ability to calculate accumulation unit values and policy’s Accumulation Values: (iii) cause the release and possible destruction of confidential customer or business information; (iv) subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause us reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.

Registered Representative Actions

You may authorize a third party to have access to your policy information and to make fund transfers, allocation changes and other permitted transactions. To do so, you must send VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in Question 15 of this Prospectus. The Customer Service Representative will require certain identifying information (Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies—Transfers” for information on how to transfer assets between Investment Divisions and/or an Asset Allocation Model.

NYLIAC does not permit current or former registered representatives to obtain authorization to effect policy transactions through the Telephone Authorization Form. Authorization to these registered representatives will be limited to accessing policy information only.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Rebalancing (AAR) updates, partial withdrawals and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes. To

39

authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. You must provide a separate authorization to us in order for your registered representative or the registered service assistant assigned to your policy to be able to make online partial withdrawals on your behalf. Any online partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests for policy transactions or emails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through the VSC once they have passed all security protocols to identify the policyowner.

We may choose to accept forms you have completed that your Registered Representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. Transfer and withdrawal requests are not accepted under this process. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY — Partial Withdrawals”. We will not accept Email or Fax requests for transactions affecting your investments under the policy.

Electronic Delivery

We are required to send you, free of charge, annual updates to this prospectus, as well as annual and semi-annual financial reports from the Eligible Portfolios. If you register to have these documents sent to you using electronic delivery, we will apply a $30 e-delivery credit to your Accumulation Value in the Policy Year in which you register. We will apply this e-delivery credit only one time while this policy remains in force. If you cancel the electronic delivery of those documents, then reinstate electronic delivery later, you will not be entitled to another e-delivery credit. The e-delivery credit will be applied to the Allocation Options and/or the DCA Advantage Account in the same percentages used to allocate your premium payments. If you have selected e-delivery, we will still provide you paper copies of these documents upon request.

Dollar Cost Averaging (DCA) Programs

The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for the Dollar Cost Averaging programs.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP Cash Management Investment Division to the MainStay VP Common Stock—Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

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Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33

Total	$400	$38.00	43.83

The average unit price is calculated as follows:

Total unit price	=	$38.00	=	$9.50
Number of months		4

The average unit cost is calculated as follows:

Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83

In this example, with dollar cost averaging, you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

(a) Traditional Dollar Cost Averaging

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account (if applicable) You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging option, VPSC must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in Question 15 of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 15 of this Prospectus. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Rebalancing option. However, you have the option of alternating between these two features.

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(b) Dollar Cost Averaging Advantage Account

This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. We credit amounts in the DCA Advantage Account with interest. You can request the DCA Advantage Account in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep. To set up a DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 15 of this Prospectus.

You must allocate a minimum of $2,000 to the DCA Advantage Account. If you send less than the $2,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. You may not make transfers from the DCA Advantage Account into the Fixed Account. We do not count transfers out of the DCA Advantage Account as part of your 12 free transfers each Policy Year. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal  1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal  1/5,  1/4,  1/3,  1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6-month term will end on December 31, 2016 and you make a subsequent premium payment to the 6-month DCA Advantage Account before December 31, 2016, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2016 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If an additional premium payment is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re-activated and will earn the interest rate in effect on the Business Day the new premium payment is received at VPSC.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Automatic Asset Rebalancing (AAR)

This policy feature, which is available at no additional cost, allows you to automatically maintain the percentage of your Variable Accumulation Value allocated to each Investment Division at a pre-set level. Unless you opt out of AAR on your application or in a subsequent notice, or if the value of your policy is under $2,500, your policy will be subject to AAR.

AAR works as follows:

You might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible – Service Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity – Service Class Investment Division. Over time, the fluctuations in returns from each of these Investment Divisions will shift the percentages of your Variable Accumulation Value in each Investment Division.

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Using AAR, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. AAR also applies if your Variable Accumulation Value is allocated to an Asset Allocation Model.

You can choose to have AAR transfers made on your quarterly, semi-annual or annual policy anniversary.

If at any time you elected not to use the AAR feature and then change your mind, you must send a completed AAR request form to VPSC at one of the addresses listed in Question 15 of this Prospectus or by any other method we make available. VPSC must receive the completed AAR request form at least five Business days before the date transfers are scheduled to begin. If we receive your completed AAR request form less than five Business Days prior to the date you request it to begin, the rebalancing will begin on the next rebalancing date based on the rebalancing frequency you selected. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. You may modify an existing AAR by contacting us by phone at the number provided in Question 16 of this Prospectus. We will suspend AAR automatically if the Variable Accumulation Value is less than $2,500 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangement. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the AAR feature at any time by sending a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. You may not elect the AAR feature if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Interest Sweep

This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day).

The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Rebalancing and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Rebalancing option or the DCA Advantage Account, we will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. The minimum Fixed Account Accumulation Value required to elect this option is $2,000, but this amount may be reduced at our discretion.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model, the DCA Advantage Account and/or the Fixed Account. The minimum amount that you may allocate to any one

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Investment Division or the Fixed Account is $25. The minimum that you can allocate to an Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $2,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC.

We will credit amounts that you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model) in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Riders

At no additional charge, we currently include a Living Needs Benefit/Unemployment Rider with all policies and a Future Income Rider with most policies.

For an additional cost, we also offer the Annual Death Benefit Reset Rider. The rider is only available in those states where it has been approved. See below for a description of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

The Annual Death Benefit Reset (ADBR) rider may be appropriate for individuals who are looking to protect the amount of the initial death benefit and potentially increase it through annual “step-ups” (up to age 80) that are based on gains in the Accumulation Value resulting from favorable Investment Division performance.

(a) Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the unemployment portion of the rider is not available.

The Living Needs Benefit/Unemployment Rider provides for an increase in the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur. With this rider you may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.

The types of Qualifying Events are defined as follows:

(a) Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

(b) Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c) Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

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(d) Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at VPSC at one of the addresses listed in Question 15 of this Prospectus.

(b) The Future Income Rider

The Future Income Rider (“FIR”) is included with most policies at no additional charge. (It is not available through certain qualified plans; see Appendix 1 for more information.) The FIR allows you to apply a portion of your policy’s Variable Accumulation Value to purchase a stream of guaranteed annuity income payments for the lifetime of the Annuitant(s) (a “Future Income Purchase”), starting on the Future Income Start Date. Future Income Purchases are maintained in NYLIAC’s general account, and guarantees under the FIR are backed solely by the claims-paying ability of the NYLIAC general account.

Future Income Purchases. You can choose if and when to make a Future Income Purchase, subject to an initial waiting period. Generally, you must wait until after the first Policy Anniversary following a Premium Payment to make a Future Income Purchase using amounts from that Premium Payment. However, before the first Policy Anniversary, you can make Future Income Purchases that are less than or equal to the amount by which the Accumulation Value exceeds the value of Premium Payments during that time. After the waiting period, you can make a Future Income Purchase at any time before you annuitize the policy and until two years before the Future Income Start Date. You choose a Future Income Start Date when you make your first Future Income Purchase. Currently, there is no limit on the total number of Future Income Purchases you can make while your policy is in effect. However, in the future we may limit the total number of Future Income Purchases you can make. If we decide to impose a limit, we will provide you with at least thirty (30) days notice. Future Income Purchases are not required.

The minimum Future Income Purchase amount is $5,000 for the initial Future Income Purchase, and $100 for subsequent purchases. Total Future Income Purchases cannot be more than $1,000,000. You can make no more than twelve (12) Future Income Purchases in any Policy Year. Future Income Purchases are made through deductions taken from your Policy’s Variable Accumulation Value. To make a Future Income Purchase, you can send a written request to one of the addresses provided in Question 15 of this Prospectus. You can download a request form through the VSC. We will process your request at the close of the Business Day on which it is received by NYLIAC. NYLIAC may limit total Future Income Purchases to 25% of Accumulation Value in a given Policy Year. If we decide to impose a limit, we will provide you with at least thirty (30) days notice.

When you make a Future Income Purchase, you can specify from which Investment Divisions the Future Income Purchase amount should be deducted. You can choose to fund the Future Income Purchase with a pro-rata deduction from all your Investment Divisions, or you can select particular Investment Divisions from which to deduct the Future Income Purchase amount. You cannot use amounts in the DCA Advantage Account or the Fixed Account for a Future Income Purchase. There are no surrender charges on amounts deducted from your Variable Accumulation Value to make a Future Income Purchase. For purposes of calculating a death benefit under the base policy or the ADBR, a Future Income Purchase will be considered to be a withdrawal from the policy, and will proportionally reduce the guaranteed amounts under this rider.

You can also make Future Income Purchases on a recurring basis by setting up systematic Future Income Purchases. VPSC must receive a completed Future Income Purchase Form requesting systematic purchases at least five (5) Business Days before the date purchases are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request purchases to begin, the systematic purchases will begin the month following the receipt of your request on the day of the month you specified, or if that day is not a Business Day, on the next Business Day.

The amount of future income purchased depends on the Future Income Purchase rate in effect on the day you make the purchase, as determined by NYLIAC, well as other factors, including the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. After each Future Income Purchase, we will send you a confirmation statement containing the amount of income you purchased.

You can cancel a Future Income Purchase by sending a written notice to one of the addresses provided in Question 15 of this Prospectus within ten (10) days after you receive written confirmation of that Future Income Purchase. If you do not cancel a Future Income Purchase, it will be deemed final and will be used to provide the Future Income Payment

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amount noted in the confirmation. Once final, the amount of the Future Income Purchase cannot be returned to the Investment Divisions and cannot be withdrawn or surrendered. If you cancel a Future Income Purchase, you cannot make another Future Income Purchase for ninety (90) days from the date of the cancelled purchase. Any Variable Accumulation Value used for a Future Income Purchase can only be accessed through the receipt of Future Income Payments, starting on the Future Income Start Date. Once a portion of your Variable Accumulation Value is used to make a Future Income Purchase, it is no longer available to you on a full or partial surrender of your Policy, or upon a full or partial annuitization, unless the Future Income Purchase is reversed during the cancellation period. Accordingly, before making a Future Income Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Future Income Purchases is no longer invested in the Investment Divisions, and will not earn any interest.

Future Income Payments. If an Annuitant is living, we will make Future Income Payments to the Payee you designate, beginning on the Future Income Start Date. Future Income Payments will continue for the lifetime of the Annuitant (or last surviving Annuitant, for joint Annuitant policies). The amount of a Future Income Payment is based on, among other things, the Future Income Purchase rates in effect when you make the Future Income Purchase, the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. The guaranteed lifetime income from the FIR could be higher or lower than the amount you might receive if you purchased a similar product that is offered by us or by another company.

If you choose to make multiple Future Income Purchases, the amount of your Future Income Payments will be greater after each purchase. We will send you a written confirmation of the change in the Future Income Payment amount after each purchase. Please refer to the rider Data Page for more information about how the Future Income Purchase rate and the resulting Future Income Payment amount are determined.

Full or partial surrenders or annuitizations will not affect Future Income Payment amounts. Please note, however, even if you surrender the Policy, we will not make any Future Income Payments until the Future Income Start Date.

You can make a one-time change to the Future Income Start Date that you chose when you made your first Future Income Purchase. The earliest Future Income Payment Start Date you can change to is thirteen (13) months from the date of your last Future Income Purchase, and the latest date is five (5) years after the original Future Income Start Date you chose, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85 (age 70 1/2 for IRAs), if earlier. Also note that with Traditional IRA policies, the Future Income Start Date cannot be deferred later than April 1 of the year following the year when the Owner reaches age 70 1/2. For Qualified Policies, a change in the Future Income Start Date to an earlier date may be subject to Code restrictions applicable to required minimum distributions. If a change in the Future Income Start Date would result in Future Income Payments that violate those Code restrictions, we will inform you that you may revise your request to an allowable Future Income Start Date. If the Future Income Start Date is accelerated by five (5) years or less, we will increase the Future Income Payments, if necessary, to an amount that will satisfy Code restrictions. Accelerating the Future Income Start Date would likely result in a lower Future Income Payment, and deferring the date would likely result in a higher payment. However, if you defer the date, you increase the chance that you may die before payments begin, or you could receive fewer payments before you die. If you choose to change the Future Income Start Date, the interest rate for recalculating your Future Income Payments will be determined according to a formula that appears on your rider Data Page. The formula includes a factor that will increase the interest rate used to recalculate the Future Income Payments for accelerations, and decrease the interest rate used to recalculate Future Income Payments for deferrals. The rider Data Page has additional information about how accelerating or deferring the Future Income Start Date will affect your Future Income Payments. Appendix 1 has information about restrictions on Income Start Dates under qualified plans.

To change the Future Income Start Date, you must send VPSC a request in writing, to one of the addresses listed in Question 15 of this Prospectus.

If the Annuitant is living on the Future Income Start Date, we will make Future Income Payments under the life with cash refund option to the designated Payee. For Non-Qualified Policies only, you also have the option to receive any eight (8) consecutive Future Income Payments in advance in a lump sum. This option can be exercised only three (3) times over the life of the Policy. This option is not available if you are under Age 59 1/2.

The availability of the FIR is subject to state approval.

Death Benefits under the FIR.

Death benefits under the FIR are in addition to death benefits payable under the base policy, which are described in “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement” and death benefits under the optional

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Annual Death Benefit Reset Rider, which are described in “THE POLICIES – Riders—Annual Death Benefit Reset Rider (optional)”. If you have made a Future Income Purchase, the FIR provides for the following death benefits:

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If the Policy ends due to the death of an Owner or Annuitant before the Policy is annuitized (i.e. when Income Payments under the policy begin) and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases.

•

If the Policy ends because an Owner or Annuitant dies before the policy is annuitized and after the Future Income Start Date, we will continue to make Future Income Payments to the Payee, while an Annuitant is living. If no Annuitant is living or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay to your Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies). The Payee is the individual or entity you have designated to receive Future Income Payments.

•

If an Owner dies after the policy is annuitized and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases even if an Annuitant is still living.

•

If an Owner dies after the policy is annuitized and after the Future Income Start Date, we will continue making Future Income Payments to the Payee while an Annuitant is living. If the Payee dies before the Annuitant, then we will make Future Income Payments to the Annuitant, unless you specify otherwise. If no Annuitant is living, or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay the Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies).

Death of an Annuitant under the FIR

•

If the policy is issued with one Annuitant, who is not the Owner, and the Annuitant dies before the Future Income Start Date, then you (the primary Owner) become the new Annuitant. We will increase the Variable Accumulation Value by an amount equal to the cumulative Future Income Purchases made while the Annuitant was living. We will apply the increase to the Investment Divisions on a pro-rata basis, based on the allocations in effect as of the date of the Annuitant’s death. We will make this adjustment as of the date we receive proof of death for the Annuitant. No Future Income Payments will be made with the Future Income Purchases based on the original Annuitant’s life. However, the Owner (who is now the new Annuitant) may make subsequent Future Income Purchases based on his or her own life.

•

For joint Annuitant policies, if an Annuitant who is not an Owner dies prior to the Future Income Start Date, you cannot add a new joint Annuitant, and we will not make any adjustments to the Variable Accumulation Value when a non-Owner Annuitant dies. You may continue to make Future Income Purchases based on the life of the surviving Annuitant. These purchases will be added to any joint life Future Income Purchases, made prior to the Annuitant’s death, to provide Future Income Payments at the Future Income Start Date.

Spousal Continuation and the FIR

If the Owner dies before annuitizing the policy, and the Owner’s spouse is eligible to continue the policy (see “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”, below), the following will occur if your spouse continues the policy:

•

If you die before the Future Income Start Date, and you were the only Annuitant, and you have not made any Future Income Purchases, your Spouse may make Future Income Purchases based on his or her own life as the new Annuitant, subject to certain limitations specified in the FIR.

•

If you die before the Future Income Start Date, and you were the only Annuitant, and you made Future Income Purchases, we will not make any Future Income Payments based on those Future Income Purchases. Instead, we will increase the Policy’s Variable Accumulation Value by an amount equal to the total Future Income Purchases. We will apply the increase on a pro-rata basis, based on the Investment Division allocations in effect as of the date of your death. We will make this adjustment as of the date we receive proof of death for you. Following this adjustment, your Spouse, who is now the Annuitant, may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR.

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•

If you and your spouse were joint Annuitants, after you die your spouse may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR, even if you made joint-life Future Income Purchases prior to your death. We will apply all Future Income Purchases that either or both of you made to Future Income Payments at the Future Income Start Date.

•

If you were not an Annuitant, after you die your spouse may make Future Income Purchases based on the life of the Annuitant, or joint Annuitants, as applicable, and subject to the limitations of the FIR. We will apply all Future Income Purchases that either or both of you made to Future Income Payments.

If you die after the Future Income Start Date but before annuitizing the policy, the following will occur:

•	We will continue to make Future Income Payments to the Payee for as long as an Annuitant is living. Your spouse may continue the policy.

(c) Annual Death Benefit Reset (ADBR) Rider (optional)

You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application, in jurisdictions where approved. If you select this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the death benefit payable under the policy (See “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”); or

(b)	the “Reset Value” plus any additional premium payments made since the most recent “Reset Anniversary,” less proportional withdrawals (“Reset Value Proportional Reductions”) made since the most recent Reset Anniversary; or

(c)	any death benefit available under any other rider attached to the Policy.

We calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the Reset Value will be calculated until any grantor reaches age 80. On the First Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value; and (b) the Return of Premium Death Benefit. The reset value calculated on the second and each subsequent Reset Anniversary is defined as the greater of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less any Reset Value Proportional Reductions since the prior Reset Anniversary.

The rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.

A Reset Value Proportional Reduction is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

We have set forth below an example of how the ADBR Rider is calculated for an owner who is age 63. The current annual rider charge is 0.25% (for policies applied for on and after May 1, 2016) of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)	you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made)

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

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(3)	the current Accumulation Value is $240,000

(4)	you make a partial withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed (for policies applied for on and after May 1, 2016): 0.25% annually (0.0625% per quarter)

(8)	the Death Benefit is the greatest of:

a)	the Accumulation Value
= $225,000

b)	the Return of Premium Death Benefit
= $187,500

c)	the “Reset Value,” which is the greatest of:

1.	the Accumulation Value
$225,000

2.	the prior Reset Value as of the last Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less Reset Value Proportional Reductions since the prior Reset Anniversary.
= $234,375

In this example, your Beneficiary would receive $234,375.00.

The ADBR Rider ends upon the earliest of the following:

1)	the Annuity Commencement Date,

2)	the date you surrender the policy,

3)	an ownership change or assignment of the policy, other than as described in the rider, or

4)	the date we terminate the policy.

Notwithstanding the foregoing, if your spouse, as the sole primary Beneficiary, elects to continue the policy as the new Owner upon your death, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new Owner had purchased the policy on the original Policy Date.

You cannot cancel this Rider without surrendering your policy.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 15, 16 and 17 of this Prospectus. Facsimile requests for service will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. To correct an error, we must receive your request for correction within fifteen (15) days of the date of the confirmation with the transaction in question. You must provide us with the nature of the error, the date of the error and any other relevant details.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks (“Check-o-Matic”), payments forwarded by your employer (“list billing”), or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction. It is important that you review your confirmation and quarterly statements immediately to ensure that there are no errors. In order to correct an error,

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you must call it to our attention within fifteen (15) days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 16 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option and/or the DCA Advantage Account is less than the necessary surrender charge, we will not process the withdrawal.

The surrender charge is 7% of the amounts withdrawn or surrendered during the first three Policy Years. The percentage of the charge declines 1% for each additional Policy Year, until the ninth Policy Year, after which no surrender charge is made, as shown in the following chart:

Amount of Surrender Charge

Policy Year	Charge
1	7%
2	7%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10+	0%

The duration of the surrender charge schedule is based solely on the Policy Date. Additional premium payments do not begin their own surrender charge schedules.

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)	on amounts you withdraw in any one Policy Year that are less than or equal to the greater of: (i) 10% of the Accumulation Value at the time of surrender or withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value as of the prior Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.

(b)	if NYLIAC cancels the policy;

(c)	when we pay proceeds upon the death of the policyowner;

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(d)	when you elect to receive a Life Income Payment in any Policy Year after the first Policy Anniversary;

(e)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(f)	on withdrawals at age 59 1/2 or older if the policy is tax-qualified and if the money withdrawn from the policy was transferred or rolled over from a NYLIAC fixed deferred annuity policy;

(g)	on withdrawals you make under the Living Needs Benefit Rider/Unemployment Rider;

(h)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments;

(i)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and

(j)	on amounts applied to Future Income Purchases.

Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments.

We reduce the M&E Charge at the end of the period during which a surrender charge applies to the initial premium payment (the “Surrender Charge Period”).

For Accumulation Value based policies applied for on and after May 1, 2016, we assess the following M&E Charges:

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.30% (annualized) of the daily average Variable Accumulation Value.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.10% (annualized) of the daily average Variable Accumulation Value.

For Premium based policies applied for on and after May 1, 2016, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.40% (annualized) of the Adjusted Premium Payments

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.20% (annualized) of the Adjusted Premium Payments.

For Accumulation Value based policies applied for before May 1, 2016, we assess the following M&E Charges:

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.15% (annualized) of the daily average Variable Accumulation Value.

For Premium based policies applied for before May 1, 2016, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.55% (annualized) of the Adjusted Premium Payments

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.35% (annualized) of the Adjusted Premium Payments.

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For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is assessed. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.

(b) Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary and date of surrender the Accumulation Value is less than $50,000. We deduct the annual policy service charge from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

(c) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus and/or SAI.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Fund fees and deduct them from you Accumulation Value or transaction proceeds.

(d) Transfer Fees

There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under traditional Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account and Automatic Asset Rebalancing do not count toward this transfer limit.

(e) Annual Death Benefit Reset (ADBR) Rider Charge

If you select the ADBR Rider, we will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary, less any Reset Value Proportional Reductions. In most jurisdictions, this charge will be deducted from each Investment Division, and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in-force.

If you applied for your policy before May 1, 2016, the charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the

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percentage we are currently charging. For policies applied for before May 1, 2016, the ADBR Rider charge is as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (.0750% per quarter)
66 to 75 inclusive	0.35% (.0875% per quarter)

If you applied for your policy on and after May 1, 2016, the charge for the ADBR Rider, for policyholders of all ages, is 0.25% per year (0.0625% per quarter).

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender, Future Income Purchase or cancellation occurs, or (ii) at the Annuity Commencement Date or the Future Income Start Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to VPSC at one of the addresses listed on Question 15 of this Prospectus, or utilize any other method we make available. Fax transmissions are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online using the VSC. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or

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withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature or medallion signature guarantee. (See “INCOME PAYMENTS.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options and/or the DCA Advantage Account in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Options and/or the DCA Advantage Account, we will deduct the partial withdrawal on a pro-rata basis. We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online, through the VSC. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value that would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and include a notarized confirmation of the Owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 15 of this Prospectus. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the

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day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.

You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policyowner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death.

Our Right to Cancel

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible annuity commencement date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, provided that we receive a written notice of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must send a written notice in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus.

The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all requirements necessary to make the payment at one of the addresses listed in Question 15 of this Prospectus. With a

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jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)	the Accumulation Value; or

(b)	the Return of Premium Death Benefit; or

(c)	the Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period for the first premium payment, plus any other premium payments made since that Policy Anniversary, reduced proportionally by any amounts withdrawn from the policy since that Policy Anniversary.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under the Life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “INCOME PAYMENTS.”)

If your spouse (as defined under Federal law) is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) The Annuitant, if you were the Annuitant. For policies with one Annuitant, if the Annuitant is not the Owner and the Annuitant dies before the Annuity Commencement Date, the Owner will become the Annuitant, and the policy will continue.

We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 15 of this Prospectus, subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Income Payments

(a) Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income – Guaranteed Period Payment option. However, on or before the Annuity Commencement Date, You can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. However, once payments begin, you may not change the option. If the Life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment option in the same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

A policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they

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would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request at one of the addresses listed in Question 15 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)	The New York Stock Exchange (NYSE) is closed, for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission (SEC) or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.

2.	We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account . When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account . We will pay interest of at least 1.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.	Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in Question 15 of this Prospectus, or you may change a Beneficiary using the Virtual Service Center (VSC). If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward

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to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019, or send written notice to one of the addresses in Question 15 of the section of the Prospectus entitled, “Questions and Answers About New York Life Flexible Premium Variable Annuity III.”

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Loans are available only if you have purchased an Accumulation Value based M&E Charge policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). To request a TSA loan, you must send a written request in Good Order to VPSC. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or the DCA Advantage Account on a pro rata basis so that the Fixed Accumulation Value equals 125% of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

For all loans, of the assets being held in the Fixed Account to secure 125% of the loan amount, the interest rate credited to the amount representing the outstanding loan balance will be 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared

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interest rate for both non-ERISA and ERISA subject plans. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page.

For plans subject to ERISA, interest charged will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. We will assess interest in arrears as part of the periodic loan repayments.

You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

We permit loans to acquire a principal residence under the same terms described above, except that:

(a)	the minimum loan amount is $5,000; and

(b)	repayment of the loan amount may be extended to a maximum of twenty-five years.

We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.

THE FIXED ACCOUNT

The Fixed Account is held by the assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 0.05%. Please contact your Registered Representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

(b) Transfers to Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an Asset Allocation Model up to thirty (30) days prior to the Annuity Commencement Date, subject to the following conditions.

1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the

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beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account, and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next Premium Payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.

2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining value in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.

3. No transfers are allowed into the Fixed Account for Premium based M&E Charge policies.

For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.

Except as part of an existing request relating to traditional Dollar Cost Averaging, the DCA Advantage Account or Interest Sweep, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six- month period.

You must make transfer requests in writing in Good Order and sent to VPSC at one of the addresses listed in Question 15 of this Prospectus, by telephone in accordance with established procedures or through our Virtual Service Center. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

THE DCA ADVANTAGE ACCOUNT

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” equally applies to the DCA Advantage Account.

NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. Premium payments into the DCA Advantage Account will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

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FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. It is the IRS’s view that a loss on the surrender of a variable annuity contract is treated as a miscellaneous itemized deduction subject to the 2% of adjusted gross income limit.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

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Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity. It is our understanding that the commencement of Future Income Payments before the Annuity Commencement Date will be treated as a partial annuitization of the policy. As such, the investment in the contract will be allocated pro rata between the Future Income Payments and the Accumulation Value.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not

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cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans. Under Section  403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

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(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to the claims of the general creditors of, the sponsoring employer, except that Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.

(e) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $12,500 for 2016 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $3,000 for 2016 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). Once Future Income Payments begin, we believe you will be treated as having two separate policies for purposes of satisfying these RMD rules. The Future Income Payments should automatically satisfy the RMD requirements with respect to the cumulative Future Income Purchases. A separate RMD will have to be calculated and withdrawn each year with respect to the Accumulation Value. The Future Income Payments generally cannot be applied towards satisfying the RMD requirements with respect to the Accumulation Value.

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you

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own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission paid to broker-dealers who have entered into dealer arrangements with NYLIFE Distributors is typically 7% of all premiums received. The total commissions paid for New York Life Flexible Premium Variable Annuity III policies during the fiscal year ended December 31, 2015 were $1,970,535.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that

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number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

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TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Flexible Premium Variable Annuity III Statement of Additional Information.

The New York Life Flexible Premium Variable Annuity III Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center
Madison Square Station
P.O. Box 922
New York, NY 10159

Please send me a New York Life Flexible Premium Variable Annuity III Statement of Additional Information

dated May 1, 2016:

Name

Address

City	State	Zip

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Appendix 1

FIR availability by Plan Type

Other types of plans may also be made available. Contact your registered representative for more information.

Non Qualified	Base Policy Issue Ages *	0-75
	FIR Availability **	0-75
	Earliest FIR Income Start Date	Age 20
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84

Traditional IRA	Base Policy Issue Ages*	18-75
	FIR Availability **	18-68 1/2
	Earliest FIR Income Start Date	Age 18
	Latest FIR Income Start Date	April after age 70 1/2
	Latest FIR Purchase	Age 68 1/2

Roth IRA	Base Policy Issue Ages*	18-75
	FIR Availability **	20-75
	Earliest FIR Income Start Date	Age 59 1/2
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84

Inherited IRA	Base Policy Issue Ages*	Not allowed
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A

SEP IRA / SIMPLE IRA	Base Policy Issue Ages*	18-75
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A

Non-Erisa TSA / 403(b) / One Person Pension / Keogh	Base Policy Issue Ages*	18-75
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A

*	Base policy issue ages are based on owner(s) age
**	Based on age of the Annuitant. We automatically issue the FIR if the Annuitant falls within the range displayed

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Appendix 2

State Variations

State	Features/Benefits	State Variation

California	See “The Policies – Your Right to Cancel (“Free Look”)”

If you are age 60 or older at the time the policy is issued, you may cancel the policy within 30 days from the date you received it and receive a refund as follows:

(a)    If you do not direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) premium payment(s), less any withdrawals.

(b)    If you direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) Account Value, on the day we receive your request, in Good Order, less any withdrawals.

	See “The Policies – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.

Connecticut	See “The Policies – Riders – Annual Death Benefit Reset Rider (optional)”	An assignment of the policy does not terminate the Annual Death Benefit Reset Rider.

	See “The Policies – Riders – Future Income Rider”	The FIR is not available.

Florida	See “The Policies – Your Right to Cancel (“Free Look”)”	You may cancel the policy within 21 days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.

	See “Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.

New York	See “The Policies – Riders – Annual Death Benefit Reset Rider (optional)”	(a) The name of the ADBR rider is “Guaranteed Minimum Death Benefit Rider”. (b) An ownership change or assignment of the policy does not terminate the ADBR Rider.

	See “Charges and Deductions – Annual Death Benefit Reset Rider (optional)”	The ADBR rider charge will be deducted from each Investment Division in proportion to its percentage of the Variable Account Value of the applicable quarter and will not reduce your Adjusted Premium Payments.

	See “The Policies – Riders – Future Income Rider”	(a) Total Future Income Purchases may not be more than 25% of your Accumulation Value in a given Policy

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Year. (b) The name of the FIR is “Guaranteed Paid-Up Deferred Annuity Benefit Rider”.

	See “Definitions – Adjusted Premium Payment”	Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions, DCA Advantage Account and the Fixed Account reduced by any withdrawals (including Future Income Purchases) and applicable surrender charges in excess of any gain in the policy.

	See “The Policies – Your Right to Cancel (“Free Look”)”	You may cancel the policy within twenty (20) days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.

	See “The Policies – Automatic Asset Rebalancing (AAR)”	You must affirmatively elect AAR on your application or in a subsequent notice for your policy to be subject to AAR.

	See “Distributions under the Policy – Delay of Payments”	We will pay interest on deferred payments of any partial withdrawal or full surrender request deferred for ten (10) days or more.

	See “Distributions under the Policy – Our Right to Cancel”	If we do not receive premium payments for a period of three years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy.

North Dakota	See “The Policies – Your Right to Cancel (“Free Look”)”	You may cancel the policy within twenty (20) days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.

	See “The Policies – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.

	See “Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.

B-2

Statement of Additional Information

May 1, 2016

for

New York Life Flexible Premium Variable Annuity III

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Flexible Premium Variable Annuity III Prospectus. You should read the SAI in conjunction with the current New York Life Flexible Premium Variable Annuity III Prospectus dated May 1, 2016. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Flexible Premium Variable Annuity III Prospectus.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) – c

Where: a  =   the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

(a/b)

Where: a   =   the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

Future Income Purchases

We will inform you of the following each time you submit a Future Income Purchase request:

1.	That amounts used to purchase deferred income payments are not liquid.

2.	That income payments are subject to the credit risk of NYLIAC’s general account.

3.	The amount of the Future Income Payment that you receive from NYLIAC may be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company. When making a Future Income Purchase, you should consider, in consultation with your agent, payment amounts for similar products, as well as your future income needs, contract terms, the claims paying ability of the insurance company and your tax situation.

Upon completion of the Future Income Purchase you will receive a confirmation statement which will inform you of the following:

1.	The amount of future income purchased.

2.	The lack of liquidity of amounts used to make the Future Income Purchase.

3.	That you have the ability to consider other products (from us or another insurer) and cancel within a specific period of time.

Please note that the disclosures listed above will be included in the Future Income Purchase request form or the confirmation statement for each Future Income Purchase as soon as reasonably practicable after the date of this SAI.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

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FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

4

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and Quarterly Statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the statement.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2015 and 2014, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2015

5

included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2015 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the financial statements have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

6

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-III
Financial Statements

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities
As of December 31, 2015

	MainStay VP Bond— Initial Class	MainStay VP Cash Management—Initial Class	MainStay VP Common Stock— Initial Class	MainStay VP Convertible—Initial Class	MainStay VP Cornerstone Growth— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Emerging Markets Equity— Initial Class	MainStay VP Government—Initial Class	MainStay VP High Yield Corporate Bond— Initial Class

ASSETS:
Investment at net asset value	$55,817,141	$161,827,818	$88,736,754	$75,440,135	$88,982,901	$61,910,912	$14,569,965	$36,891,244	$216,791,043
Dividends due and accrued	—	1,497	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(22,468)	(46,702)	79,104	(34,054)	(46,273)	(35,707)	300	911	(21,277)
Net receivable from (payable to) the Fund shares sold or purchased	22,468	45,205	(79,104)	34,054	46,273	35,707	(300)	(911)	21,277

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	2,012	24,362	3,132	2,720	3,107	2,325	512	1,334	7,738
Administrative charges	195	1,267	355	271	371	205	57	127	782

Total net assets	$55,814,934	$161,802,189	$88,733,267	$75,437,144	$88,979,423	$61,908,382	$14,569,396	$36,889,783	$216,782,523

Total shares outstanding	3,932,918	161,789,598	3,489,964	6,361,189	3,410,370	5,368,495	2,134,182	3,356,267	23,832,136

Net asset value per share (NAV)	$14.19	$1.00	$25.43	$11.86	$26.09	$11.53	$6.83	$10.99	$9.10

Total units outstanding	2,776,273	115,926,356	2,647,040	2,842,130	3,824,395	4,931,336	2,181,483	2,032,856	6,847,910

Variable accumulation unit value (lowest to highest)	$14.43 to $22.01	$0.92 to $9.95	$14.04 to $40.94	$16.88 to $31.96	$8.85 to $26.46	$12.37 to $12.61	$6.57 to $6.69	$13.15 to $20.01	$21.97 to $36.11

Identified cost of investment	$57,906,602	$161,872,997	$59,651,905	$66,107,706	$80,482,781	$55,143,587	$20,870,589	$39,152,002	$221,948,769

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Janus Balanced— Initial Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP MFS® Utilities—Initial Class	MainStay VP Mid Cap Core—Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP T. Rowe Price Equity Income—Initial Class

ASSETS:
Investment at net asset value	$138,213,377	$66,653,378	$28,700,051	$198,396,098	$43,334,424	$1,470,115	$61,363,247	$184,949,517	$55,331,395
Dividends due and accrued	—	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(156,335)	(160,878)	(96,262)	(45,064)	127,283	1,192	5,650	(23,327)	(15,509)
Net receivable from (payable to) the Fund shares sold or purchased	156,335	160,878	96,262	45,064	(127,283)	(1,192)	(5,650)	23,327	15,509

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	4,992	2,354	1,053	7,064	1,542	55	2,237	6,572	2,018
Administrative charges	507	261	98	760	168	4	218	719	194

Total net assets	$138,207,878	$66,650,763	$28,698,900	$198,388,274	$43,332,714	$1,470,056	$61,360,792	$184,942,226	$55,329,183

Total shares outstanding	8,872,940	4,352,639	2,043,859	16,384,554	2,080,711	144,890	4,719,821	4,478,573	4,621,281

Net asset value per share (NAV)	$15.58	$15.31	$14.04	$12.11	$20.83	$10.15	$13.00	$41.29	$11.97

Total units outstanding	7,388,508	2,623,656	1,326,066	15,113,885	2,010,405	123,010	2,258,605	5,770,965	4,142,813

Variable accumulation unit value (lowest to highest)	$17.07 to $23.61	$12.65 to $29.38	$15.32 to $25.64	$12.91 to $13.17	$11.72 to $25.12	$11.78 to $11.98	$27.07 to $30.84	$14.44 to $40.09	$13.15 to $13.38

Identified cost of investment	$105,469,878	$61,715,800	$24,676,269	$169,024,463	$34,853,983	$1,576,930	$59,529,933	$112,465,118	$49,303,422

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	MainStay VP U.S.Small Cap— Initial Class	MainStay VP Van Eck Global Hard Assets—Initial Class	Dreyfus IP Technology Growth Portfolio— Initial Shares	Fidelity® VIP Contrafund® Portfolio— Initial Class	Fidelity® VIP Equity-Income Portfolio— Initial Class	Janus Aspen Global Research Portfolio—Institutional Shares	MFS® Investors Trust Series—Initial Class	MFS® Research Series— Initial Class	Neuberger Berman AMT Mid Cap Growth Portfolio— Class I

ASSETS:
Investment at net asset value	$24,440,235	$120,740,063	$13,976,608	$148,111,339	$58,275,794	$59,027,593	$8,205,378	$10,337,085	$1,817,015
Dividends due and accrued	—	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	6,862	(51,551)	(153,264)	67,238	(98,164)	(8,983)	(8,403)	(612)	622
Net receivable from (payable to) the Fund shares sold or purchased	(6,862)	51,551	153,264	(67,238)	98,164	8,983	8,403	612	(622)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	896	4,588	528	5,260	2,089	2,056	298	369	71
Administrative charges	86	319	47	574	219	246	29	40	4

Total net assets	$24,439,253	$120,735,156	$13,976,033	$148,105,505	$58,273,486	$59,025,291	$8,205,051	$10,336,676	$1,816,940

Total shares outstanding	2,119,007	22,437,496	786,054	4,366,318	2,848,167	1,466,831	308,693	387,432	79,936

Net asset value per share (NAV)	$11.53	$5.38	$17.78	$33.92	$20.46	$40.24	$26.58	$26.68	$22.73

Total units outstanding	1,316,374	23,260,456	768,632	4,048,981	2,454,875	3,000,499	484,943	566,284	83,205

Variable accumulation unit value (lowest to highest)	$17.29 to $27.58	$5.11 to $8.23	$17.71 to $27.40	$20.93 to $42.45	$16.58 to $26.66	$8.41 to $22.01	$14.74 to $23.98	$12.83 to $24.53	$20.94 to $29.98

Identified cost of investment	$20,879,983	$210,992,299	$12,671,784	$118,397,409	$58,440,598	$40,675,079	$7,006,833	$7,498,959	$1,923,311

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	Royce Micro-Cap Portfolio—Investment Class	MainStay VP Balanced—Service Class	MainStay VP Bond— Service Class	MainStay VP Common Stock— Service Class	MainStay VP Conservative Allocation—Service Class	MainStay VP Convertible—Service Class	MainStay VP Cornerstone Growth—Service Class	MainStay VP Cushing® Renaissance Advantage—Service Class	MainStay VP Eagle Small Cap Growth—Service Class

ASSETS:
Investment at net asset value	$54,797,748	$122,344,873	$122,344,507	$56,099,940	$325,163,048	$171,989,373	$31,322,723	$2,025,021	$34,037,885
Dividends due and accrued	—	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(7,290)	76,405	(96,052)	(179,548)	(71,124)	(24,292)	(8,035)	(115)	(13,657)
Net receivable from (payable to) the Fund shares sold or purchased	7,290	(76,405)	96,052	179,548	71,124	24,292	8,035	115	13,657

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	2,122	4,844	4,821	2,220	12,998	6,878	1,230	84	1,340

Administrative charges	132	248	238	131	575	329	80	2	86

Total net assets	$54,795,494	$122,339,781	$122,339,448	$56,097,589	$325,149,475	$171,982,166	$31,321,413	$2,024,935	$34,036,459

Total shares outstanding	5,866,755	9,094,370	8,700,941	2,223,608	30,683,389	14,607,842	1,212,448	266,930	2,980,985

Net asset value per share (NAV)	$9.34	$13.45	$14.06	$25.23	$10.60	$11.77	$25.83	$7.59	$11.42

Total units outstanding	3,950,015	7,819,495	9,769,724	2,723,784	23,132,998	9,498,139	1,827,115	272,144	2,805,769

Variable accumulation unit value (lowest to highest)	$8.25 to $14.97	$9.51 to $16.69	$9.80 to $13.57	$9.67 to $22.27	$9.48 to $14.61	$9.33 to $20.29	$9.72 to $17.81	$7.42 to $8.66	$9.56 to $13.25

Identified cost of investment	$63,734,316	$116,486,773	$127,276,647	$47,865,352	$357,668,207	$173,045,131	$31,933,012	$2,418,722	$34,228,930

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	MainStay VP Emerging Markets Equity— Service Class	MainStay VP Floating Rate—Service Class	MainStay VP Government—Service Class	MainStay VP Growth Allocation—Service Class	MainStay VP High Yield Corporate Bond— Service Class	MainStay VP ICAP Select Equity— Service Class	MainStay VP Income Builder— Service Class	MainStay VP International Equity— Service Class	MainStay VP Janus Balanced— Service Class

ASSETS:
Investment at net asset value	$59,950,626	$211,612,394	$67,942,928	$164,087,851	$708,503,999	$246,443,947	$99,233,248	$118,975,746	$196,036,709
Dividends due and accrued	—	703,483	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(9,040)	(187,942)	(17,648)	(82,152)	(292,833)	(407,886)	(461,826)	(30,941)	67,945
Net receivable from (payable to) the Fund shares sold or purchased	9,040	(515,541)	17,648	82,152	292,833	407,886	461,826	30,941	(67,945)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	2,285	8,348	2,669	6,361	28,590	9,721	4,056	4,662	7,830
Administrative charges	155	384	150	336	1,066	584	136	282	365

Total net assets	$59,948,186	$211,603,662	$67,940,109	$164,081,154	$708,474,343	$246,433,642	$99,229,056	$118,970,802	$196,028,514

Total shares outstanding	8,796,383	24,183,686	6,230,654	15,548,900	78,793,209	16,000,822	6,523,228	8,544,719	16,255,793

Net asset value per share (NAV)	$6.82	$8.75	$10.90	$10.55	$8.99	$15.40	$15.21	$13.92	$12.06

Total units outstanding	9,048,386	18,161,295	5,769,798	11,447,811	44,173,115	12,850,517	6,165,278	7,373,473	15,256,249

Variable accumulation unit value (lowest to highest)	$6.51 to $9.61	$9.63 to $12.02	$9.78 to $12.47	$9.16 to $17.61	$9.34 to $19.57	$9.27 to $20.63	$9.25 to $18.08	$9.72 to $18.68	$9.70 to $13.04

Identified cost of investment	$83,728,457	$222,570,312	$71,762,420	$170,369,929	$765,822,457	$204,980,610	$109,478,466	$105,157,887	$178,662,089

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	MainStay VP Large Cap Growth—Service Class	MainStay VP Marketfield—Service Class	MainStay VP MFS® Utilities—Service Class	MainStay VP Mid Cap Core—Service Class	MainStay VP Moderate Allocation—Service Class	MainStay VP Moderate Growth Allocation—Service Class	MainStay VP PIMCO Real Return— Service Class	MainStay VP S&P 500 Index— Service Class	MainStay VP T. Rowe Price Equity Income—Service Class

ASSETS:
Investment at net asset value	$138,223,875	$71,240,356	$410,281,185	$180,778,509	$384,079,337	$440,319,096	$77,590,219	$209,949,980	$126,941,968
Dividends due and accrued	—	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(297,667)	(1,025)	(222,414)	(120,460)	84,264	1,708,865	(107,300)	17,039	(370,028)
Net receivable from (payable to) the Fund shares sold or purchased	297,667	1,025	222,414	120,460	(84,264)	(1,708,865)	107,300	(17,039)	370,028

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	5,595	2,863	15,924	7,121	15,115	17,195	3,068	8,306	5,065
Administrative charges	239	52	896	446	768	794	102	467	285

Total net assets	$138,218,041	$71,237,441	$410,264,365	$180,770,942	$384,063,454	$440,301,107	$77,587,049	$209,941,207	$126,936,618

Total shares outstanding	6,847,602	7,912,718	40,616,591	14,092,398	36,549,621	40,080,721	9,580,105	5,110,026	10,637,324

Net asset value per share (NAV)	$20.18	$9.00	$10.10	$12.83	$10.51	$10.99	$8.10	$41.08	$11.93

Total units outstanding	6,740,876	8,221,709	34,970,195	6,999,044	26,536,241	29,758,605	8,626,460	10,618,341	9,684,427

Variable accumulation unit value (lowest to highest)	$10.12 to $22.15	$8.59 to $9.67	$8.20 to $11.89	$9.23 to $28.90	$9.40 to $15.37	$9.28 to $16.37	$8.77 to $9.76	$9.70 to $21.11	$9.08 to $13.28

Identified cost of investment	$126,976,970	$83,448,815	$451,916,958	$181,259,017	$409,295,173	$449,728,030	$94,139,925	$154,743,940	$118,717,179

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	MainStay VP Unconstrained Bond— Service Class	MainStay VP U.S. Small Cap— Service Class	American Funds IS® Global Small Capitalization Fund—Class 4	American Funds IS® New World Fund®— Class 4	BlackRock® Global Allocation V.I. Fund—Class III	BlackRock® High Yield V.I. Fund— Class III	Columbia Variable Portfolio—Commodity Strategy Fund—Class 2	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2	Columbia Variable Portfolio—Small Cap Value Fund— Class 2

ASSETS:
Investment at net asset value	$197,003,843	$72,335,323	$1,830,898	$13,323,211	$121,670,626	$18,164,141	$420,236	$241,479	$41,153,838
Dividends due and accrued	—	—	—	—	—	84,124	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(83,562)	(36,003)	700	26,576	(183,322)	3,288	(2)	—	(22,974)
Net receivable from (payable to) the Fund shares sold or purchased	83,562	36,003	(700)	(26,576)	183,322	(87,412)	2	—	22,974

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	7,927	2,842	75	531	4,833	726	18	9	1,606
Administrative charges	156	181	2	12	118	14	—	—	95

Total net assets	$196,995,760	$72,332,300	$1,830,821	$13,322,668	$121,665,675	$18,163,401	$420,218	$241,470	$41,152,137

Total shares outstanding	20,708,481	6,486,724	75,936	712,823	9,330,190	2,674,449	75,308	27,565	2,581,690

Net asset value per share (NAV)	$9.51	$11.15	$24.11	$18.69	$13.04	$6.76	$5.58	$8.76	$15.94

Total units outstanding	18,639,230	3,234,043	199,075	1,520,945	11,349,708	1,953,105	55,783	25,598	2,505,427

Variable accumulation unit value (lowest to highest)	$9.45 to $10.80	$9.37 to $25.02	$9.18 to $9.51	$8.68 to $10.19	$9.33 to $11.41	$9.21 to $9.49	$7.52 to $8.68	$9.39 to $9.90	$9.12 to $17.71

Identified cost of investment	$212,425,908	$65,445,011	$2,021,096	$14,684,960	$138,056,534	$19,929,091	$482,014	$245,552	$43,408,454

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	Dreyfus IP Technology Growth Portfolio—Service Shares	Fidelity® VIP Contrafund® Portfolio—Service Class 2	Fidelity® VIP Equity-Income Portfolio—Service Class 2	Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	Fidelity® VIP Mid Cap Portfolio—Service Class 2	Invesco V.I. American Value Fund— Series II Shares	Invesco V.I. International Growth Fund—Series II Shares	Janus Aspen Global Research Portfolio—Service Shares	MFS® Investors Trust Series—Service Class

ASSETS:
Investment at net asset value	$61,662,966	$347,524,567	$100,807,620	$16,419,478	$161,106,772	$12,066,764	$19,175,499	$38,845,395	$18,541,187
Dividends due and accrued	—	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	15,525	(39,536)	(323,393)	82,218	(58,110)	(8,242)	(452)	(3,760)	3,778
Net receivable from (payable to) the Fund shares sold or purchased	(15,525)	39,536	323,393	(82,218)	58,110	8,242	452	3,760	(3,778)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	2,463	13,771	3,997	677	6,246	473	771	1,526	749
Administrative charges	124	682	244	20	414	19	17	84	23

Total net assets	$61,660,379	$347,510,114	$100,803,379	$16,418,781	$161,100,112	$12,066,272	$19,174,711	$38,843,785	$18,540,415

Total shares outstanding	3,614,325	10,448,290	5,030,109	522,891	5,061,266	775,966	580,348	982,641	704,959

Net asset value per share (NAV)	$17.06	$33.26	$20.04	$31.40	$31.83	$15.55	$33.04	$39.53	$26.30

Total units outstanding	2,872,528	16,196,674	5,709,644	1,417,802	6,555,697	1,077,802	2,074,871	2,461,053	1,050,017

Variable accumulation unit value (lowest to highest)	$9.98 to $23.32	$9.56 to $26.24	$9.21 to $18.56	$9.92 to $11.71	$9.29 to $28.73	$8.64 to $11.39	$8.93 to $10.18	$8.98 to $16.76	$9.66 to $21.52

Identified cost of investment	$55,599,509	$288,265,864	$100,827,824	$17,664,942	$155,669,381	$14,879,118	$20,267,614	$31,939,493	$19,112,452

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	MFS® Research Series— Service Class	Neuberger Berman AMT Mid Cap Growth Portfolio—Class S	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	PIMCO VIT Total Return Portfolio— Advisor Class	UIF U.S. Real Estate Portfolio—Class II	Victory VIF Diversified Stock Fund— Class A Shares

ASSETS:
Investment at net asset value	$11,786,774	$64,662,708	$49,718,059	$43,097,437	$31,971,958	$16,546,565
Dividends due and accrued	—	—	85,911	106,191	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	2,841	(8,658)	46,779	61,506	(20,664)	(4,747)
Net receivable from (payable to) the Fund shares sold or purchased	(2,841)	8,658	(132,690)	(167,697)	20,664	4,747

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	467	2,597	2,009	1,748	1,261	639
Administrative charges	22	110	38	27	60	44

Total net assets	$11,786,285	$64,660,001	$49,716,012	$43,095,662	$31,970,637	$16,545,882

Total shares outstanding	446,112	3,028,572	4,716,889	4,073,314	1,585,845	1,297,716

Net asset value per share (NAV)	$26.42	$21.35	$10.54	$10.58	$20.16	$12.75

Total units outstanding	586,399	2,942,699	4,786,295	4,320,282	2,794,022	965,614

Variable accumulation unit value (lowest to highest)	$9.64 to $23.44	$9.33 to $26.95	$9.79 to $10.52	$9.80 to $10.03	$10.12 to $11.52	$9.59 to $17.92

Identified cost of investment	$11,097,169	$75,271,708	$51,144,742	$45,323,130	$31,079,042	$14,943,434

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations
For the year ended December 31, 2015

	MainStay VP Bond— Initial Class	MainStay VP Cash Management—Initial Class	MainStay VP Common Stock—Initial Class	MainStay VP Convertible—Initial Class	MainStay VP Cornerstone Growth— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Emerging Markets Equity—Initial Class	MainStay VP Government—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$1,414,997	$14,978	$1,246,294	$2,203,307	$—	$—	227,186	$1,093,781
Mortality and expense risk charges	(821,021)	(2,156,508)	(1,229,582)	(1,073,904)	(1,207,283)	(953,411)	(233,682)	(534,924)
Administrative charges	(111,099)	(307,125)	(179,477)	(143,613)	(202,560)	(145,542)	(36,396)	(76,163)
Net investment income (loss)	482,877	(2,448,655)	(162,765)	985,790	(1,409,843)	(1,098,953)	(42,892)	482,694
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	16,830,019	127,935,498	15,093,949	11,427,158	14,364,598	15,284,409	3,748,646	8,332,895
Cost of investments sold	(16,152,064)	(127,934,552)	(12,029,901)	(9,877,719)	(11,157,734)	(11,450,904)	(4,740,438)	(8,551,466)
Net realized gain (loss) on investments	677,955	946	3,064,048	1,549,439	3,206,864	3,833,505	(991,792)	(218,571)
Realized gain distribution received	21,860	—	6,984,993	6,023,479	12,070,207	7,950,859	—	—
Change in unrealized appreciation (depreciation) on investments	(1,985,917)	(943)	(10,404,611)	(10,682,618)	(12,707,602)	(11,979,922)	(2,187,845)	(638,537)
Net gain (loss) on investments	(1,286,102)	3	(355,570)	(3,109,700)	2,569,469	(195,558)	(3,179,637)	(857,108)
Net increase (decrease) in net assets resulting from operations	$(803,225)	$(2,448,652)	$(518,335)	$(2,123,910)	$1,159,626	$(1,294,511)	$(3,222,529)	$(374,414)

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2015

	MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder—Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Janus Balanced— Initial Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP MFS® Utilities—Initial Class	MainStay VP Mid Cap Core— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$14,004,955	$3,993,434	$3,511,353	$284,220	$3,868,710	—	$67,761	$366,909
Mortality and expense risk charges	(3,237,502)	(2,013,099)	(959,509)	(393,214)	(2,765,094)	(562,096)	(28,322)	(926,019)
Administrative charges	(426,547)	(275,923)	(142,153)	(51,750)	(424,367)	(86,113)	(3,561)	(125,137)
Net investment income (loss)	10,340,906	1,704,412	2,409,691	(160,744)	679,249	(648,209)	35,878	(684,247)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	64,483,857	22,654,825	12,327,896	5,376,695	30,765,045	6,916,028	832,444	12,473,062
Cost of investments sold	(57,437,899)	(16,119,857)	(12,484,846)	(4,226,661)	(23,758,175)	(4,073,893)	(645,097)	(7,595,975)
Net realized gain (loss) on investments	7,045,958	6,534,968	(156,950)	1,150,034	7,006,870	2,842,135	187,347	4,877,087
Realized gain distribution received	—	16,457,384	2,611,084	—	13,021,416	5,228,246	121,745	8,959,596
Change in unrealized appreciation (depreciation) on investments	(23,733,963)	(32,436,573)	(8,455,463)	277,237	(22,265,220)	(5,479,731)	(647,787)	(16,438,770)
Net gain (loss) on investments	(16,688,005)	(9,444,221)	(6,001,329)	1,427,271	(2,236,934)	2,590,650	(338,695)	(2,602,087)
Net increase (decrease) in net assets resulting from operations	$(6,347,099)	$(7,739,809)	$(3,591,638)	$1,266,527	$(1,557,685)	$1,942,441	$(302,817)	$(3,286,334)

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2015

	MainStay VP S&P 500 Index— Initial Class	MainStay VP T. Rowe Price Equity Income—Initial Class	MainStay VP U.S. Small Cap— Initial Class	MainStay VP Van Eck Global Hard Assets— Initial Class	Dreyfus IP Technology Growth Portfolio— Initial Shares	Fidelity® VIP Contrafund® Portfolio— Initial Class	Fidelity® VIP Equity-Income Portfolio— Initial Class	Janus Aspen Global Research Portfolio—Institutional Shares
INVESTMENT INCOME (LOSS):
Dividend income	$2,695,320	$1,040,222	$142,805	$592,664	—	$1,589,884	$1,970,339	$429,282
Mortality and expense risk charges	(2,540,607)	(821,430)	(357,534)	(2,363,708)	(182,940)	(2,060,130)	(845,376)	(834,077)
Administrative charges	(369,220)	(106,978)	(48,560)	(373,265)	(24,937)	(291,349)	(117,807)	(137,864)
Net investment income (loss)	(214,507)	111,814	(263,289)	(2,144,309)	(207,877)	(761,595)	1,007,156	(542,659)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	32,806,930	9,979,503	4,338,869	33,399,138	3,155,035	22,630,213	10,603,355	10,695,639
Cost of investments sold	(17,637,063)	(7,527,972)	(2,334,554)	(44,949,378)	(2,341,989)	(18,250,723)	(11,548,407)	(7,274,042)
Net realized gain (loss) on investments	15,169,867	2,451,531	2,004,315	(11,550,240)	813,046	4,379,490	(945,052)	3,421,597
Realized gain distribution received	2,292,728	3,208,124	2,723,098	—	1,384,877	14,615,972	6,247,404	—
Change in unrealized appreciation (depreciation) on investments	(17,921,786)	(11,000,286)	(5,844,171)	(48,468,456)	(1,443,773)	(19,187,761)	(9,732,832)	(5,162,706)
Net gain (loss) on investments	(459,191)	(5,340,631)	(1,116,758)	(60,018,696)	754,150	(192,299)	(4,430,480)	(1,741,109)
Net increase (decrease) in net assets resulting from operations	$(673,698)	$(5,228,817)	$(1,380,047)	$(62,163,005)	$546,273	$(953,894)	$(3,423,324)	$(2,283,768)

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2015

	MFS® Investors Trust Series—Initial Class	MFS® Research Series— Initial Class	Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	Royce Micro-Cap Portfolio—Investment Class	MainStay VP Balanced—Service Class	MainStay VP Bond— Service Class	MainStay VP Common Stock—Service Class	MainStay VP Conservative Allocation—Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$80,584	$80,846	—	—	$1,118,106	$2,776,428	$673,417	$7,296,417
Mortality and expense risk charges	(116,599)	(144,072)	(28,650)	(910,950)	(1,867,727)	(1,902,287)	(882,425)	(5,032,983)
Administrative charges	(16,944)	(20,453)	(3,110)	(153,023)	(273,392)	(254,468)	(127,506)	(586,952)
Net investment income (loss)	(52,959)	(83,679)	(31,760)	(1,063,973)	(1,023,013)	619,673	(336,514)	1,676,482
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,819,290	1,694,905	506,239	15,797,025	24,704,160	28,826,858	20,434,187	63,985,679
Cost of investments sold	(1,174,288)	(793,935)	(518,124)	(13,253,007)	(19,430,373)	(29,718,080)	(13,464,271)	(60,227,094)
Net realized gain (loss) on investments	645,002	900,970	(11,885)	2,544,018	5,273,787	(891,222)	6,969,916	3,758,585
Realized gain distribution received	947,681	834,085	172,122	3,374,823	7,832,020	48,001	4,364,412	19,906,789
Change in unrealized appreciation (depreciation) on investments	(1,653,780)	(1,722,752)	(146,806)	(14,290,379)	(18,011,213)	(1,873,753)	(11,685,709)	(36,465,541)
Net gain (loss) on investments	(61,097)	12,303	13,431	(8,371,538)	(4,905,406)	(2,716,974)	(351,381)	(12,800,167)
Net increase (decrease) in net assets resulting from operations	$(114,056)	$(71,376)	$(18,329)	$(9,435,511)	$(5,928,419)	$(2,097,301)	$(687,895)	$(11,123,685)

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2015

	MainStay VP Convertible—Service Class	MainStay VP Cornerstone Growth— Service Class	MainStay VP Cushing® Renaissance Advantage—Service Class(a)	MainStay VP Eagle Small Cap Growth— Service Class	MainStay VP Emerging Markets Equity—Service Class	MainStay VP Floating Rate—Service Class	MainStay VP Government—Service Class	MainStay VP Growth Allocation—Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$4,628,227	$—	$11,783	—	$713,407	$7,921,541	$1,813,759	$2,846,292
Mortality and expense risk charges	(2,740,720)	(477,547)	(14,652)	(494,779)	(1,009,458)	(3,148,271)	(1,024,723)	(2,371,639)
Administrative charges	(343,683)	(69,131)	(407)	(68,452)	(186,262)	(432,480)	(135,808)	(553,075)
Net investment income (loss)	1,543,824	(546,678)	(3,276)	(563,231)	(482,313)	4,340,790	653,228	(78,422)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	36,665,075	6,650,162	266,296	9,280,889	13,752,187	54,019,062	18,511,856	29,691,206
Cost of investments sold	(28,048,463)	(5,484,222)	(308,569)	(7,163,886)	(17,276,413)	(54,741,546)	(19,513,894)	(23,390,055)
Net realized gain (loss) on investments	8,616,612	1,165,940	(42,273)	2,117,003	(3,524,226)	(722,484)	(1,002,038)	6,301,151
Realized gain distribution received	13,942,479	4,206,462	—	4,207,723	—	—	—	12,341,911
Change in unrealized appreciation (depreciation) on investments	(29,691,409)	(4,567,353)	(393,586)	(6,648,168)	(9,151,880)	(6,730,202)	(580,235)	(27,148,531)
Net gain (loss) on investments	(7,132,318)	805,049	(435,859)	(323,442)	(12,676,106)	(7,452,686)	(1,582,273)	(8,505,469)
Net increase (decrease) in net assets resulting from operations	$(5,588,494)	$258,371	$(439,135)	$(886,673)	$(13,158,419)	$(3,111,896)	$(929,045)	$(8,583,891)
______________
(a) For the period May 1, 2015 (commencement of Investment Division) through December 31, 2015.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2015

	MainStay VP High Yield Corporate Bond— Service Class	MainStay VP ICAP Select Equity— Service Class	MainStay VP Income Builder—Service Class	MainStay VP International Equity— Service Class	MainStay VP Janus Balanced— Service Class	MainStay VP Large Cap Growth— Service Class	MainStay VP Marketfield Portfolio— Service Class	MainStay VP MFS® Utilities—Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$44,735,764	$6,517,866	$4,857,265	864,627	$3,269,237	$—	$—	$17,774,304
Mortality and expense risk charges	(11,767,821)	(3,912,012)	(1,584,111)	(1,805,701)	(2,878,296)	(1,924,044)	(1,169,564)	(7,098,022)
Administrative charges	(1,632,723)	(547,936)	(190,270)	(299,149)	(443,619)	(261,587)	(268,325)	(1,080,754)
Net investment income (loss)	31,335,220	2,057,918	3,082,884	(1,240,223)	(52,678)	(2,185,631)	(1,437,889)	9,595,528
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	157,758,775	49,552,059	24,605,520	26,254,914	29,510,233	23,618,530	23,305,351	89,777,665
Cost of investments sold	(148,574,912)	(31,387,071)	(22,163,783)	(25,119,716)	(23,135,630)	(13,945,494)	(26,570,874)	(72,539,974)
Net realized gain (loss) on investments	9,183,863	18,164,988	2,441,737	1,135,198	6,374,603	9,673,036	(3,265,523)	17,237,691
Realized gain distribution received	—	29,686,104	3,896,700	—	12,539,329	16,483,820	—	34,024,421
Change in unrealized appreciation (depreciation) on investments	(65,117,140)	(64,747,412)	(15,401,565)	5,264,156	(21,246,458)	(18,757,792)	(3,314,038)	(141,887,846)
Net gain (loss) on investments	(55,933,277)	(16,896,320)	(9,063,128)	6,399,354	(2,332,526)	7,399,064	(6,579,561)	(90,625,734)
Net increase (decrease) in net assets resulting from operations	$(24,598,057)	$(14,838,402)	$(5,980,244)	$5,159,131	$(2,385,204)	$5,213,433	$(8,017,450)	$(81,030,206)

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2015

	MainStay VP Mid Cap Core—Service Class	MainStay VP Moderate Allocation—Service Class	MainStay VP Moderate Growth Allocation—Service Class	MainStay VP PIMCO Real Return— Service Class	MainStay VP S&P 500 Index—Service Class	MainStay VP T. Rowe Price Equity Income—Service Class	MainStay VP Unconstrained Bond— Service Class	MainStay VP U.S. Small Cap—Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$623,432	$8,858,780	$9,800,813	3,487,353	$2,593,651	$2,043,270	$6,012,751	$244,672
Mortality and expense risk charges	(2,975,918)	(5,811,548)	(6,532,499)	(1,277,634)	(3,071,869)	(2,049,465)	(2,688,317)	(1,139,981)
Administrative charges	(398,153)	(876,793)	(1,495,618)	(201,808)	(441,101)	(281,115)	(564,430)	(156,097)
Net investment income (loss)	(2,750,639)	2,170,439	1,772,696	2,007,911	(919,319)	(287,310)	2,760,004	(1,051,406)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	48,022,847	65,994,603	54,001,693	21,641,573	38,072,337	27,711,217	26,494,260	15,586,125
Cost of investments sold	(31,616,207)	(55,775,646)	(44,240,222)	(25,657,723)	(25,485,762)	(21,132,305)	(27,710,801)	(9,361,168)
Net realized gain (loss) on investments	16,406,640	10,218,957	9,761,471	(4,016,150)	12,586,575	6,578,912	(1,216,541)	6,224,957
Realized gain distribution received	26,753,748	31,426,426	38,532,866	—	2,566,915	7,416,419	—	8,340,003
Change in unrealized appreciation (depreciation) on investments	(51,162,317)	(57,855,038)	(69,775,125)	(1,563,305)	(15,906,235)	(26,171,557)	(10,144,165)	(17,866,227)
Net gain (loss) on investments	(8,001,929)	(16,209,655)	(21,480,788)	(5,579,455)	(752,745)	(12,176,226)	(11,360,706)	(3,301,267)
Net increase (decrease) in net assets resulting from operations	$(10,752,568)	$(14,039,216)	$(19,708,092)	$(3,571,544)	$(1,672,064)	$(12,463,536)	$(8,600,702)	$(4,352,673)

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2015

	American Funds IS® Global Small Capitalization Fund—Class 4(a)	American Funds IS® New World Fund®—Class 4	BlackRock® Global Allocation V.I. Fund— Class III	BlackRock® High Yield V.I. Fund—Class III	Columbia Variable Portfolio— Commodity Strategy Fund—Class 2(a)	Columbia Variable Portfolio— Emerging Markets Bond Fund—Class 2(a)	Columbia Variable Portfolio— Small Cap Value Fund—Class 2	Dreyfus IP Technology Growth Portfolio— Service Shares
INVESTMENT INCOME (LOSS):
Dividend income	$—	$63,252	$1,342,468	755,275	$—	$—	$263,933	$—
Mortality and expense risk charges	(11,086)	(149,198)	(1,898,553)	(227,798)	(2,789)	(2,169)	(658,977)	(851,433)
Administrative charges	(1,102)	(27,296)	(409,543)	(37,074)	(117)	(310)	(89,765)	(116,784)
Net investment income (loss)	(12,188)	(113,242)	(965,628)	490,403	(2,906)	(2,479)	(484,809)	(968,217)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	224,904	1,791,404	22,890,275	6,002,182	194,328	228,604	9,969,446	13,082,805
Cost of investments sold	(262,386)	(2,066,284)	(22,823,511)	(6,261,456)	(207,652)	(229,853)	(8,246,717)	(9,318,415)
Net realized gain (loss) on investments	(37,482)	(274,880)	66,764	(259,274)	(13,324)	(1,249)	1,722,729	3,764,390
Realized gain distribution received	15,638	581,251	7,569,403	122,877	—	—	3,045,962	6,278,782
Change in unrealized appreciation (depreciation) on investments	(190,898)	(958,092)	(10,169,269)	(1,493,143)	(61,776)	(4,073)	(7,793,094)	(6,904,249)
Net gain (loss) on investments	(212,742)	(651,721)	(2,533,102)	(1,629,540)	(75,100)	(5,322)	(3,024,403)	3,138,923
Net increase (decrease) in net assets resulting from operations	$(224,930)	$(764,963)	$(3,498,730)	$(1,139,137)	$(78,006)	$(7,801)	$(3,509,212)	$2,170,706
______________
(a) For the period May 1, 2015 (commencement of Investment Division) through December 31, 2015.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2015

	Fidelity® VIP Contrafund® Portfolio—Service Class 2	Fidelity® VIP Equity-Income Portfolio—Service Class 2	Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	Fidelity® VIP Mid Cap Portfolio—Service Class 2	Invesco V.I. American Value Fund— Series II Shares	Invesco V.I. International Growth Fund—Series II Shares	Janus Aspen Global Research Portfolio—Service Shares	MFS® Investors Trust Series—Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$2,878,346	$3,192,579	$439	431,038	$1,071	$232,603	$223,860	$126,345
Mortality and expense risk charges	(5,180,989)	(1,643,536)	(107,231)	(2,533,096)	(182,353)	(213,044)	(599,000)	(256,194)
Administrative charges	(905,119)	(204,217)	(17,171)	(371,608)	(20,338)	(36,298)	(73,639)	(49,423)
Net investment income (loss)	(3,207,762)	1,344,826	(123,963)	(2,473,666)	(201,620)	(16,739)	(448,779)	(179,272)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	55,845,187	24,517,581	2,073,157	36,160,505	3,741,453	1,981,260	7,918,503	3,593,619
Cost of investments sold	(43,509,305)	(23,006,298)	(2,018,210)	(29,287,371)	(3,827,160)	(2,067,369)	(5,127,075)	(2,617,323)
Net realized gain (loss) on investments	12,335,882	1,511,283	54,947	6,873,134	(85,707)	(86,109)	2,791,428	976,296
Realized gain distribution received	32,651,811	11,264,323	1,419,911	22,542,821	1,616,271	—	—	1,986,343
Change in unrealized appreciation (depreciation) on investments	(46,131,805)	(20,657,214)	(1,380,638)	(31,841,982)	(2,817,802)	(936,146)	(4,145,070)	(3,110,682)
Net gain (loss) on investments	(1,144,112)	(7,881,608)	94,220	(2,426,027)	(1,287,238)	(1,022,255)	(1,353,642)	(148,043)
Net increase (decrease) in net assets resulting from operations	$(4,351,874)	$(6,536,782)	$(29,743)	$(4,899,693)	$(1,488,858)	$(1,038,994)	$(1,802,421)	$(327,315)

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2015

	MFS® Research Series— Service Class	Neuberger Berman AMT Mid Cap Growth Portfolio— Class S	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	PIMCO VIT Total Return Portfolio—Advisor Class	UIF U.S. Real Estate Portfolio— Class II	Victory VIF Diversified Stock Fund— Class A Shares
INVESTMENT INCOME (LOSS):
Dividend income	$57,890	$—	$1,405,216	1,847,249	$422,480	$110,270
Mortality and expense risk charges	(177,708)	(827,397)	(557,993)	(466,576)	(511,466)	(280,394)
Administrative charges	(32,003)	(111,810)	(104,362)	(87,925)	(78,595)	(50,765)
Net investment income (loss)	(151,821)	(939,207)	742,861	1,292,748	(167,581)	(220,889)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	3,074,725	12,472,102	6,758,716	6,759,042	18,526,140	7,032,065
Cost of investments sold	(2,230,089)	(14,161,697)	(6,624,021)	(6,851,598)	(16,354,866)	(4,494,886)
Net realized gain (loss) on investments	844,636	(1,689,595)	134,695	(92,556)	2,171,274	2,537,179
Realized gain distribution received	951,930	5,401,092	244,787	449,271	—	2,121,893
Change in unrealized appreciation (depreciation) on investments	(1,763,582)	(4,421,171)	(1,907,139)	(2,350,631)	(2,552,953)	(5,411,509)
Net gain (loss) on investments	32,984	(709,674)	(1,527,657)	(1,993,916)	(381,679)	(752,437)
Net increase (decrease) in net assets resulting from operations	$(118,837)	$(1,648,881)	$(784,796)	$(701,168)	$(549,260)	$(973,326)

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets
For the year ended December 31, 2015
and December 31, 2014

	MainStay VP Bond— Initial Class		MainStay VP Cash Management— Initial Class		MainStay VP Common Stock—Initial Class		MainStay VP Convertible— Initial Class
INCREASE (DECREASE) IN NET ASSETS:	2015	2014	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$482,877	$316,547	$(2,448,655)	$(2,536,836)	$(162,765)	$(231,341)	$985,790	$1,601,937
Net realized gain (loss) on investments	677,955	528,897	946	5,301	3,064,048	3,088,149	1,549,439	2,742,770
Realized gain distribution received	21,860	—	—	—	6,984,993	—	6,023,479	3,491,526
Change in unrealized appreciation/(depreciation) on investments	(1,985,917)	2,090,526	(943)	(5,301)	(10,404,611)	9,303,707	(10,682,618)	(2,330,694)

Net increase (decrease) in net assets resulting from operations	(803,225)	2,935,970	(2,448,652)	(2,536,836)	(518,335)	12,160,515	(2,123,910)	5,505,539
Contributions and (withdrawals):
Payments received from policyowners	436,195	777,449	16,809,865	21,953,658	683,190	815,565	886,988	1,075,034
Policyowners' surrenders	(6,655,874)	(7,975,951)	(50,224,055)	(53,454,064)	(8,766,349)	(9,925,021)	(7,822,849)	(9,913,583)
Policyowners' annuity and death benefits	(675,269)	(1,528,767)	(542,134)	(1,641,740)	(1,276,805)	(1,384,414)	(833,453)	(1,334,207)
Net transfers from (to) Fixed Account	(1,287,631)	(446,032)	(1,462,178)	(2,916,898)	(1,497,306)	(1,015,564)	(873,617)	(819,574)
Transfers between Investment Divisions	(829,747)	(1,387,541)	47,127,462	17,447,951	(1,830,074)	255,876	1,161,845	159,386

Net contributions and (withdrawals)	(9,012,326)	(10,560,842)	11,708,960	(18,611,093)	(12,687,344)	(11,253,558)	(7,481,086)	(10,832,944)

Increase (decrease) in net assets	(9,815,551)	(7,624,872)	9,260,308	(21,147,929)	(13,205,679)	906,957	(9,604,996)	(5,327,405)

NET ASSETS:
Beginning of period	65,630,485	73,255,357	152,541,881	173,689,810	101,938,946	101,031,989	85,042,140	90,369,545
End of period	$55,814,934	$65,630,485	$161,802,189	$152,541,881	$88,733,267	$101,938,946	$75,437,144	$85,042,140

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets Continued)
For the year ended December 31, 2015
and December 31, 2014

	MainStay VP Cornerstone Growth— Initial Class		MainStay VP Eagle Small Cap Growth—Initial Class		MainStay VP Emerging Markets Equity—Initial Class		MainStay VP Government—Initial Class
INCREASE (DECREASE) IN NET ASSETS:	2015	2014	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(1,409,843)	$(858,507)	$(1,098,953)	$(1,273,255)	$(42,892)	$(99,259)	$482,694	$683,309
Net realized gain (loss) on investments	3,206,864	4,750,555	3,833,505	3,661,408	(991,792)	(375,308)	(218,571)	(152,065)
Realized gain distribution received	12,070,207	20,102,707	7,950,859	372,128	—	—	—	146,064
Change in unrealized appreciation/(depreciation) on investments	(12,707,602)	(17,109,636)	(11,979,922)	(2,289,869)	(2,187,845)	(2,763,174)	(638,537)	745,716

Net increase (decrease) in net assets resulting from operations	1,159,626	6,885,119	(1,294,511)	470,412	(3,222,529)	(3,237,741)	(374,414)	1,423,024
Contributions and (withdrawals):
Payments received from policyowners	1,118,331	1,164,352	909,667	1,385,344	335,707	344,110	692,056	736,690
Policyowners' surrenders	(8,850,742)	(10,025,370)	(8,130,296)	(9,453,744)	(2,089,793)	(2,787,111)	(4,551,961)	(6,231,202)
Policyowners' annuity and death benefits	(1,747,502)	(1,407,227)	(334,355)	(655,519)	(243,257)	(123,861)	(930,118)	(573,113)
Net transfers from (to) Fixed Account	(1,272,903)	(814,471)	(658,657)	(613,619)	(311,516)	(46,225)	(627,418)	(273,409)
Transfers between Investment Divisions	(1,263,904)	(1,953,320)	(5,456,795)	(4,049,511)	(405,959)	(994,822)	(1,006,230)	(1,108,541)

Net contributions and (withdrawals)	(12,016,720)	(13,036,036)	(13,670,436)	(13,387,049)	(2,714,818)	(3,607,909)	(6,423,671)	(7,449,575)

Increase (decrease) in net assets	(10,857,094)	(6,150,917)	(14,964,947)	(12,916,637)	(5,937,347)	(6,845,650)	(6,798,085)	(6,026,551)

NET ASSETS:
Beginning of period	99,836,517	105,987,434	76,873,329	89,789,966	20,506,743	27,352,393	43,687,868	49,714,419
End of period	$88,979,423	$99,836,517	$61,908,382	$76,873,329	$14,569,396	$20,506,743	$36,889,783	$43,687,868

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets Continued)
For the year ended December 31, 2015
and December 31, 2014

	MainStay VP High Yield Corporate Bond—Initial Class		MainStay VP ICAP Select Equity— Initial Class		MainStay VP Income Builder—Initial Class		MainStay VP International Equity— Initial Class
INCREASE (DECREASE) IN NET ASSETS:	2015	2014	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$10,340,906	$11,651,896	$1,704,412	$(225,626)	$2,409,691	$3,454,050	$(160,744)	$(284,782)
Net realized gain (loss) on investments	7,045,958	3,608,761	6,534,968	7,675,685	(156,950)	1,007,676	1,150,034	(718,374)
Realized gain distribution received	—	—	16,457,384	—	2,611,084	3,315,600	—	—
Change in unrealized appreciation/(depreciation) on investments	(23,733,963)	(13,388,739)	(32,436,573)	4,151,555	(8,455,463)	(2,642,451)	277,237	(247,978)

Net increase (decrease) in net assets resulting from operations	(6,347,099)	1,871,918	(7,739,809)	11,601,614	(3,591,638)	5,134,875	1,266,527	(1,251,134)
Contributions and (withdrawals):
Payments received from policyowners	2,541,393	3,255,890	1,160,404	1,291,964	819,408	845,841	336,884	500,223
Policyowners' surrenders	(25,118,515)	(33,446,466)	(14,679,355)	(18,263,964)	(7,830,033)	(8,561,446)	(2,798,243)	(4,661,906)
Policyowners' annuity and death benefits	(4,877,822)	(5,947,102)	(2,183,374)	(1,533,465)	(1,339,674)	(1,294,861)	(184,094)	(213,529)
Net transfers from (to) Fixed Account	(3,608,918)	(4,186,697)	(1,460,502)	(1,182,576)	(1,198,948)	(733,078)	(493,554)	(414,198)
Transfers between Investment Divisions	(5,483,581)	(10,668,140)	(2,016,158)	(4,354,810)	847,586	2,571,819	1,017,884	(936,184)

Net contributions and (withdrawals)	(36,547,443)	(50,992,515)	(19,178,985)	(24,042,851)	(8,701,661)	(7,171,725)	(2,121,123)	(5,725,594)

Increase (decrease) in net assets	(42,894,542)	(49,120,597)	(26,918,794)	(12,441,237)	(12,293,299)	(2,036,850)	(854,596)	(6,976,728)

NET ASSETS:
Beginning of period	259,677,065	308,797,662	165,126,672	177,567,909	78,944,062	80,980,912	29,553,496	36,530,224
End of period	$216,782,523	$259,677,065	$138,207,878	$165,126,672	$66,650,763	$78,944,062	$28,698,900	$29,553,496

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets Continued)
For the year ended December 31, 2015
and December 31, 2014

	MainStay VP Janus Balanced—Initial Class		MainStay VP Large Cap Growth— Initial Class		MainStay VP MFS® Utilities—Initial Class		MainStay VP Mid Cap Core—Initial Class
INCREASE (DECREASE) IN NET ASSETS:	2015	2014	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$679,249	$(239,529)	$(648,209)	$(658,933)	$35,878	$4,326	$(684,247)	$(757,669)
Net realized gain (loss) on investments	7,006,870	7,648,191	2,842,135	4,459,181	187,347	94,249	4,877,087	6,814,605
Realized gain distribution received	13,021,416	3,962,661	5,228,246	4,660,834	121,745	102,304	8,959,596	10,193,491
Change in unrealized appreciation/(depreciation) on investments	(22,265,220)	4,437,861	(5,479,731)	(4,771,120)	(647,787)	57,794	(16,438,770)	(7,426,862)

Net increase (decrease) in net assets resulting from operations	(1,557,685)	15,809,184	1,942,441	3,689,962	(302,817)	258,673	(3,286,334)	8,823,565
Contributions and (withdrawals):
Payments received from policyowners	1,771,403	2,029,074	540,831	449,834	2	—	606,718	868,372
Policyowners' surrenders	(20,195,618)	(23,023,429)	(3,895,341)	(5,497,849)	(174,883)	(286,330)	(6,678,009)	(8,677,163)
Policyowners' annuity and death benefits	(3,424,898)	(3,298,196)	(681,183)	(310,666)	(299,020)	(2,058)	(300,056)	(654,891)
Net transfers from (to) Fixed Account	(2,038,622)	(3,067,781)	(729,938)	(321,847)	(201,530)	2,202	(875,236)	(492,740)
Transfers between Investment Divisions	(2,690,281)	(3,111,757)	2,533,653	(1,712,528)	(58,894)	101,604	(3,051,856)	(845,649)

Net contributions and (withdrawals)	(26,578,016)	(30,472,089)	(2,231,978)	(7,393,056)	(734,325)	(184,582)	(10,298,439)	(9,802,071)

Increase (decrease) in net assets	(28,135,701)	(14,662,905)	(289,537)	(3,703,094)	(1,037,142)	74,091	(13,584,773)	(978,506)

NET ASSETS:
Beginning of period	226,523,975	241,186,880	43,622,251	47,325,345	2,507,198	2,433,107	74,945,565	75,924,071
End of period	$198,388,274	$226,523,975	$43,332,714	$43,622,251	$1,470,056	$2,507,198	$61,360,792	$74,945,565
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets Continued)
For the year ended December 31, 2015
and December 31, 2014

	MainStay VP S&P 500 Index—Initial Class		MainStay VP T. Rowe Price Equity Income—Initial Class		MainStay VP U.S. Small Cap—Initial Class		MainStay VP Van Eck Global Hard Assets—Initial Class
INCREASE (DECREASE) IN NET ASSETS:	2015	2014	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(214,507)	$(73,156)	$111,814	$(72,871)	$(263,289)	$(366,063)	$(2,144,309)	$(2,988,661)
Net realized gain (loss) on investments	15,169,867	13,020,946	2,451,531	4,069,280	2,004,315	3,502,222	(11,550,240)	284,727
Realized gain distribution received	2,292,728	—	3,208,124	3,353,153	2,723,098	2,122,330	—	—
Change in unrealized appreciation/(depreciation) on investments	(17,921,786)	9,974,211	(11,000,286)	(3,110,419)	(5,844,171)	(3,894,169)	(48,468,456)	(43,985,390)

Net increase (decrease) in net assets resulting from operations	(673,698)	22,922,001	(5,228,817)	4,239,143	(1,380,047)	1,364,320	(62,163,005)	(46,689,324)
Contributions and (withdrawals):
Payments received from policyowners	2,259,144	2,832,618	390,443	631,213	300,934	517,724	7,049,063	9,556,566
Policyowners' surrenders	(17,748,213)	(21,023,884)	(6,171,530)	(9,753,095)	(2,344,082)	(3,659,594)	(19,753,600)	(27,642,219)
Policyowners' annuity and death benefits	(2,903,594)	(2,545,833)	(832,468)	(913,905)	(173,772)	(294,467)	(1,460,025)	(1,790,735)
Net transfers from (to) Fixed Account	(1,856,818)	(2,434,889)	(857,902)	(500,806)	(83,569)	(124,587)	176,556	1,496,747
Transfers between Investment Divisions	(5,961,871)	(301,847)	(590,603)	(2,002,545)	(693,633)	(2,028,965)	8,684,350	(2,014,240)

Net contributions and (withdrawals)	(26,211,352)	(23,473,835)	(8,062,060)	(12,539,138)	(2,994,122)	(5,589,889)	(5,303,656)	(20,393,881)

Increase (decrease) in net assets	(26,885,050)	(551,834)	(13,290,877)	(8,299,995)	(4,374,169)	(4,225,569)	(67,466,661)	(67,083,205)

NET ASSETS:
Beginning of period	211,827,276	212,379,110	68,620,060	76,920,055	28,813,422	33,038,991	188,201,817	255,285,022
End of period	$184,942,226	$211,827,276	$55,329,183	$68,620,060	$24,439,253	$28,813,422	$120,735,156	$188,201,817

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets Continued)
For the year ended December 31, 2015
and December 31, 2014

	Dreyfus IP Technology Growth Portfolio— Initial Shares		Fidelity® VIP Contrafund® Portfolio— Initial Class		Fidelity® VIP Equity-Income Portfolio— Initial Class		Janus Aspen Global Research Portfolio— Institutional Shares
INCREASE (DECREASE) IN NET ASSETS:	2015	2014	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(207,877)	$(212,921)	$(761,595)	$(924,578)	$1,007,156	$891,182	$(542,659)	$(284,176)
Net realized gain (loss) on investments	813,046	1,113,767	4,379,490	4,459,849	(945,052)	(738,792)	3,421,597	2,246,019
Realized gain distribution received	1,384,877	794,379	14,615,972	3,276,866	6,247,404	995,932	—	—
Change in unrealized appreciation/(depreciation) on investments	(1,443,773)	(1,038,693)	(19,187,761)	9,706,487	(9,732,832)	3,952,887	(5,162,706)	2,026,992

Net increase (decrease) in net assets resulting from operations	546,273	656,532	(953,894)	16,518,624	(3,423,324)	5,101,209	(2,283,768)	3,988,835
Contributions and (withdrawals):
Payments received from policyowners	152,523	178,260	1,376,319	1,603,050	600,854	771,451	824,659	900,158
Policyowners' surrenders	(1,736,985)	(1,483,582)	(14,693,626)	(19,603,721)	(6,269,809)	(9,073,799)	(5,823,779)	(7,837,131)
Policyowners' annuity and death benefits	(25,733)	(94,436)	(2,470,647)	(1,653,764)	(1,099,396)	(1,052,102)	(923,834)	(752,261)
Net transfers from (to) Fixed Account	(102,315)	(49,704)	(1,729,334)	(2,029,517)	(450,927)	(507,707)	(475,311)	(252,093)
Transfers between Investment Divisions	1,768,675	(360,636)	(1,300,790)	(2,345,200)	(1,461,659)	(2,126,107)	31,843	(1,510,471)

Net contributions and (withdrawals)	56,165	(1,810,098)	(18,818,078)	(24,029,152)	(8,680,937)	(11,988,264)	(6,366,422)	(9,451,798)

Increase (decrease) in net assets	602,438	(1,153,566)	(19,771,972)	(7,510,528)	(12,104,261)	(6,887,055)	(8,650,190)	(5,462,963)

NET ASSETS:
Beginning of period	13,373,595	14,527,161	167,877,477	175,388,005	70,377,747	77,264,802	67,675,481	73,138,444
End of period	$13,976,033	$13,373,595	$148,105,505	$167,877,477	$58,273,486	$70,377,747	$59,025,291	$67,675,481

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets Continued)
For the year ended December 31, 2015
and December 31, 2014

	MFS® Investors Trust Series—Initial Class		MFS® Research Series— Initial Class		Neuberger Berman AMT Mid Cap Growth Portfolio—Class I		Royce Micro-Cap Portfolio—Investment Class
INCREASE (DECREASE) IN NET ASSETS:	2015	2014	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(52,959)	$(57,676)	$(83,679)	$(78,348)	$(31,760)	$(29,988)	$(1,063,973)	$(1,306,472)
Net realized gain (loss) on investments	645,002	955,224	900,970	931,232	(11,885)	114,055	2,544,018	3,738,275
Realized gain distribution received	947,681	727,580	834,085	869,501	172,122	785,342	3,374,823	6,034,461
Change in unrealized appreciation/(depreciation) on investments	(1,653,780)	(764,738)	(1,722,752)	(757,886)	(146,806)	(759,390)	(14,290,379)	(12,821,197)

Net increase (decrease) in net assets resulting from operations	(114,056)	860,390	(71,376)	964,499	(18,329)	110,019	(9,435,511)	(4,354,933)
Contributions and (withdrawals):
Payments received from policyowners	129,970	79,826	125,449	108,354	4,310	—	2,373,373	4,257,795
Policyowners' surrenders	(1,199,909)	(1,100,815)	(999,741)	(1,266,578)	(184,701)	(104,419)	(7,654,750)	(8,528,427)
Policyowners' annuity and death benefits	(218,818)	(402,683)	(276,624)	(87,860)	(10,611)	(44,650)	(376,026)	(542,088)
Net transfers from (to) Fixed Account	(63,944)	(163,653)	(64,671)	(59,688)	(55,324)	2,854	150,303	1,133,658
Transfers between Investment Divisions	74,922	(226,700)	(29,629)	(95,334)	133,508	(54,456)	(6,034,950)	(2,464,324)

Net contributions and (withdrawals)	(1,277,779)	(1,814,025)	(1,245,216)	(1,401,106)	(112,818)	(200,671)	(11,542,050)	(6,143,386)

Increase (decrease) in net assets	(1,391,835)	(953,635)	(1,316,592)	(436,607)	(131,147)	(90,652)	(20,977,561)	(10,498,319)

NET ASSETS:
Beginning of period	9,596,886	10,550,521	11,653,268	12,089,875	1,948,087	2,038,739	75,773,055	86,271,374
End of period	$8,205,051	$9,596,886	$10,336,676	$11,653,268	$1,816,940	$1,948,087	$54,795,494	$75,773,055

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets Continued)
For the year ended December 31, 2015
and December 31, 2014

	MainStay VP Balanced— Service Class		MainStay VP Bond— Service Class		MainStay VP Common Stock—Service Class		MainStay VP Conservative Allocation—Service Class
INCREASE (DECREASE) IN NET ASSETS:	2015	2014	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(1,023,013)	$(1,121,229)	$619,673	$131,793	$(336,514)	$(283,651)	$1,676,482	$2,345,369
Net realized gain (loss) on investments	5,273,787	4,338,232	(891,222)	(967,989)	6,969,916	2,722,173	3,758,585	10,489,321
Realized gain distribution received	7,832,020	8,487,586	48,001	—	4,364,412	—	19,906,789	22,665,774
Change in unrealized appreciation/(depreciation) on investments	(18,011,213)	(1,486,810)	(1,873,753)	6,321,260	(11,685,709)	4,213,525	(36,465,541)	(27,378,490)

Net increase (decrease) in net assets resulting from operations	(5,928,419)	10,217,779	(2,097,301)	5,485,064	(687,895)	6,652,047	(11,123,685)	8,121,974
Contributions and (withdrawals):
Payments received from policyowners	8,004,749	7,698,456	4,512,317	8,168,483	3,988,487	3,792,668	18,598,268	25,366,607
Policyowners' surrenders	(16,861,719)	(13,857,855)	(18,367,820)	(19,459,497)	(7,030,385)	(5,912,748)	(43,626,789)	(40,763,302)
Policyowners' annuity and death benefits	(975,011)	(1,336,553)	(1,411,581)	(1,065,214)	(401,224)	(425,317)	(4,955,445)	(3,451,396)
Net transfers from (to) Fixed Account	2,152,955	1,762,447	959,407	1,492,700	1,049,186	628,603	2,931,660	6,816,539
Transfers between Investment Divisions	8,822,785	9,282,216	(761,287)	(4,021,855)	(4,719,425)	10,493,489	15,362,953	10,115,173

Net contributions and (withdrawals)	1,143,759	3,548,711	(15,068,964)	(14,885,383)	(7,113,361)	8,576,695	(11,689,353)	(1,916,379)

Increase (decrease) in net assets	(4,784,660)	13,766,490	(17,166,265)	(9,400,319)	(7,801,256)	15,228,742	(22,813,038)	6,205,595

NET ASSETS:
Beginning of period	127,124,441	113,357,951	139,505,713	148,906,032	63,898,845	48,670,103	347,962,513	341,756,918
End of period	$122,339,781	$127,124,441	$122,339,448	$139,505,713	$56,097,589	$63,898,845	$325,149,475	$347,962,513

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets Continued)
For the year ended December 31, 2015
and December 31, 2014

	MainStay VP Convertible—Service Class		MainStay VP Cornerstone Growth—Service Class		MainStay VP Cushing® Renaissance Advantage—Service Class	MainStay VP Eagle Small Cap Growth—Service Class
INCREASE (DECREASE) IN NET ASSETS:	2015	2014	2015	2014	2015 (a)	2015	2014
Operations:
Net investment income (loss)	$1,543,824	$2,395,794	$(546,678)	$(429,536)	$(3,276)	$(563,231)	$(558,516)
Net realized gain (loss) on investments	8,616,612	8,125,531	1,165,940	1,933,568	(42,273)	2,117,003	1,910,780
Realized gain distribution received	13,942,479	8,004,763	4,206,462	7,077,274	—	4,207,723	161,660
Change in unrealized appreciation/(depreciation) on investments	(29,691,409)	(7,095,884)	(4,567,353)	(6,300,023)	(393,586)	(6,648,168)	(1,307,890)

Net increase (decrease) in net assets resulting from operations	(5,588,494)	11,430,204	258,371	2,281,283	(439,135)	(886,673)	206,034
Contributions and (withdrawals):
Payments received from policyowners	7,766,023	11,005,320	944,508	1,551,046	238,826	1,572,459	2,068,360
Policyowners' surrenders	(22,319,962)	(22,204,647)	(4,184,122)	(4,063,747)	(11,933)	(5,419,717)	(4,354,143)
Policyowners' annuity and death benefits	(2,021,241)	(2,393,357)	(141,047)	(266,320)	—	(159,507)	(170,199)
Net transfers from (to) Fixed Account	3,150,213	3,114,554	(162,419)	50,713	171,208	4,750	363,474
Transfers between Investment Divisions	(3,325,254)	(271,421)	(430,978)	(1,053,819)	2,065,969	3,758,404	309,024

Net contributions and (withdrawals)	(16,750,221)	(10,749,551)	(3,974,058)	(3,782,127)	2,464,070	(243,611)	(1,783,484)

Increase (decrease) in net assets	(22,338,715)	680,653	(3,715,687)	(1,500,844)	2,024,935	(1,130,284)	(1,577,450)

NET ASSETS:
Beginning of period	194,320,881	193,640,228	35,037,100	36,537,944	—	35,166,743	36,744,193
End of period	$171,982,166	$194,320,881	$31,321,413	$35,037,100	$2,024,935	$34,036,459	$35,166,743
_____________
(a) For the period May 1, 2015 (commencement of Investment Division) through December 31, 2015.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets Continued)
For the year ended December 31, 2015
and December 31, 2014

	MainStay VP Emerging Markets Equity—Service Class		MainStay VP Floating Rate—Service Class		MainStay VP Government—Service Class		MainStay VP Growth Allocation—Service Class
INCREASE (DECREASE) IN NET ASSETS:	2015	2014	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(482,313)	$(722,355)	$4,340,790	$4,859,548	$653,228	$917,798	$(78,422)	$(686,089)
Net realized gain (loss) on investments	(3,524,226)	(1,263,494)	(722,484)	1,799,052	(1,002,038)	(915,043)	6,301,151	4,141,980
Realized gain distribution received	—	—	—	—	—	260,601	12,341,911	9,555,403
Change in unrealized appreciation/(depreciation) on investments	(9,151,880)	(10,535,215)	(6,730,202)	(9,072,197)	(580,235)	1,909,581	(27,148,531)	(8,410,154)

Net increase (decrease) in net assets resulting from operations	(13,158,419)	(12,521,064)	(3,111,896)	(2,413,597)	(929,045)	2,172,937	(8,583,891)	4,601,140
Contributions and (withdrawals):
Payments received from policyowners	3,180,780	5,012,470	14,424,473	25,493,869	2,220,296	3,532,124	18,478,346	23,773,928
Policyowners' surrenders	(8,393,035)	(9,631,914)	(30,329,351)	(33,242,886)	(9,861,197)	(11,163,531)	(14,816,681)	(11,237,666)
Policyowners' annuity and death benefits	(454,255)	(533,003)	(2,556,545)	(2,630,653)	(651,739)	(1,035,808)	(836,885)	(340,906)
Net transfers from (to) Fixed Account	107,372	1,634,605	941,133	8,374,985	(966)	(107,371)	9,271,221	10,472,210
Transfers between Investment Divisions	(76,922)	(930,916)	7,473,998	(16,198,668)	(268,688)	(1,311,899)	(6,814,089)	7,205,207

Net contributions and (withdrawals)	(5,636,060)	(4,448,758)	(10,046,292)	(18,203,353)	(8,562,294)	(10,086,485)	5,281,912	29,872,773

Increase (decrease) in net assets	(18,794,479)	(16,969,822)	(13,158,188)	(20,616,950)	(9,491,339)	(7,913,548)	(3,301,979)	34,473,913

NET ASSETS:
Beginning of period	78,742,665	95,712,487	224,761,850	245,378,800	77,431,448	85,344,996	167,383,133	132,909,220
End of period	$59,948,186	$78,742,665	$211,603,662	$224,761,850	$67,940,109	$77,431,448	$164,081,154	$167,383,133

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets Continued)
For the year ended December 31, 2015
and December 31, 2014

	MainStay VP High Yield Corporate Bond—Service Class		MainStay VP ICAP Select Equity—Service Class		MainStay VP Income Builder—Service Class		MainStay VP International Equity—Service Class
INCREASE (DECREASE) IN NET ASSETS:	2015	2014	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$31,335,220	$34,686,462	$2,057,918	$(1,344,488)	$3,082,884	$3,449,594	$(1,240,223)	$(1,704,114)
Net realized gain (loss) on investments	9,183,863	28,320,789	18,164,988	21,148,931	2,441,737	3,521,002	1,135,198	(4,549,807)
Realized gain distribution received	—	—	29,686,104	—	3,896,700	3,970,710	—	—
Change in unrealized appreciation/(depreciation) on investments	(65,117,140)	(64,162,204)	(64,747,412)	(289,641)	(15,401,565)	(6,047,001)	5,264,156	242,176

Net increase (decrease) in net assets resulting from operations	(24,598,057)	(1,154,953)	(14,838,402)	19,514,802	(5,980,244)	4,894,305	5,159,131	(6,011,745)
Contributions and (withdrawals):
Payments received from policyowners	46,387,419	76,120,093	11,081,785	13,825,669	7,962,099	11,149,780	3,658,082	6,832,447
Policyowners' surrenders	(97,708,364)	(101,671,706)	(33,126,307)	(33,813,303)	(11,627,990)	(9,081,830)	(15,658,247)	(16,353,562)
Policyowners' annuity and death benefits	(10,702,797)	(7,894,643)	(2,007,291)	(2,349,051)	(744,528)	(1,614,783)	(973,370)	(688,093)
Net transfers from (to) Fixed Account	10,956,058	23,175,890	283,596	3,492,367	4,835,059	4,605,976	(380,605)	2,730,445
Transfers between Investment Divisions	(44,879,783)	(29,586,882)	(9,208,376)	(11,036,676)	3,393,409	13,815,376	(2,859,467)	(1,426,257)

Net contributions and (withdrawals)	(95,947,467)	(39,857,248)	(32,976,593)	(29,880,994)	3,818,049	18,874,519	(16,213,607)	(8,905,020)

Increase (decrease) in net assets	(120,545,524)	(41,012,201)	(47,814,995)	(10,366,192)	(2,162,195)	23,768,824	(11,054,476)	(14,916,765)

NET ASSETS:
Beginning of period	829,019,867	870,032,068	294,248,637	304,614,829	101,391,251	77,622,427	130,025,278	144,942,043
End of period	$708,474,343	$829,019,867	$246,433,642	$294,248,637	$99,229,056	$101,391,251	$118,970,802	$130,025,278

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets Continued)
For the year ended December 31, 2015
and December 31, 2014

	MainStay VP Janus Balanced—Service Class		MainStay VP Large Cap Growth—Service Class		MainStay VP Marketfield Portfolio— Service Class		MainStay VP MFS® Utilities—Service Class
INCREASE (DECREASE) IN NET ASSETS:	2015	2014	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(52,678)	$(859,230)	$(2,185,631)	$(2,050,860)	$(1,437,889)	$(1,773,576)	$9,595,528	$(270,823)
Net realized gain (loss) on investments	6,374,603	5,755,588	9,673,036	10,707,790	(3,265,523)	(1,366,368)	17,237,691	17,333,721
Realized gain distribution received	12,539,329	3,458,844	16,483,820	14,076,352	—	—	34,024,421	22,618,621
Change in unrealized appreciation/(depreciation) on investments	(21,246,458)	4,263,833	(18,757,792)	(12,432,610)	(3,314,038)	(12,106,285)	(141,887,846)	11,427,615

Net increase (decrease) in net assets resulting from operations	(2,385,204)	12,619,035	5,213,433	10,300,672	(8,017,450)	(15,246,229)	(81,030,206)	51,109,134
Contributions and (withdrawals):
Payments received from policyowners	11,502,456	12,219,940	7,263,331	10,196,179	7,917,620	23,080,498	22,930,878	37,697,910
Policyowners' surrenders	(20,924,344)	(20,338,482)	(13,761,109)	(12,064,980)	(6,718,472)	(9,517,785)	(54,923,054)	(56,893,234)
Policyowners' annuity and death benefits	(1,662,554)	(1,025,532)	(832,332)	(1,247,118)	(815,298)	(559,059)	(4,089,535)	(6,061,500)
Net transfers from (to) Fixed Account	4,326,175	5,284,223	1,867,100	3,379,940	4,717,575	16,519,809	6,940,043	10,884,809
Transfers between Investment Divisions	4,215,256	67,568	9,156,306	(4,453,236)	(13,307,718)	(17,580,039)	(22,643,159)	16,862,603

Net contributions and (withdrawals)	(2,543,011)	(3,792,283)	3,693,296	(4,189,215)	(8,206,293)	11,943,424	(51,784,827)	2,490,588

Increase (decrease) in net assets	(4,928,215)	8,826,752	8,906,729	6,111,457	(16,223,743)	(3,302,805)	(132,815,033)	53,599,722

NET ASSETS:
Beginning of period	200,956,729	192,129,977	129,311,312	123,199,855	87,461,184	90,763,989	543,079,398	489,479,676
End of period	$196,028,514	$200,956,729	$138,218,041	$129,311,312	$71,237,441	$87,461,184	$410,264,365	$543,079,398

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets Continued)
For the year ended December 31, 2015
and December 31, 2014

	MainStay VP Mid Cap Core—Service Class		MainStay VP Moderate Allocation— Service Class		MainStay VP Moderate Growth Allocation—Service Class		MainStay VP PIMCO Real Return—Service Class
INCREASE (DECREASE) IN NET ASSETS:	2015	2014	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(2,750,639)	$(2,857,077)	$2,170,439	$1,455,586	$1,772,696	$(172,690)	$2,007,911	$(1,102,437)
Net realized gain (loss) on investments	16,406,640	19,203,417	10,218,957	9,794,712	9,761,471	10,004,168	(4,016,150)	(1,688,003)
Realized gain distribution received	26,753,748	30,428,933	31,426,426	26,629,169	38,532,866	30,287,610	—	9,199,639
Change in unrealized appreciation/(depreciation) on investments	(51,162,317)	(21,446,667)	(57,855,038)	(27,253,717)	(69,775,125)	(28,994,365)	(1,563,305)	(5,564,079)

Net increase (decrease) in net assets resulting from operations	(10,752,568)	25,328,606	(14,039,216)	10,625,750	(19,708,092)	11,124,723	(3,571,544)	845,120
Contributions and (withdrawals):
Payments received from policyowners	9,110,048	10,708,731	28,479,227	30,224,353	31,710,073	43,399,147	3,343,006	6,797,641
Policyowners' surrenders	(25,014,974)	(26,913,673)	(43,396,405)	(38,282,468)	(39,660,000)	(36,904,279)	(9,610,910)	(13,125,860)
Policyowners' annuity and death benefits	(1,283,077)	(1,996,683)	(4,870,582)	(4,279,281)	(2,399,652)	(4,110,743)	(1,114,442)	(894,484)
Net transfers from (to) Fixed Account	1,114,101	2,803,391	11,009,094	5,750,765	13,183,751	21,205,511	533,969	2,916,078
Transfers between Investment Divisions	(15,425,040)	(5,564,105)	(5,135,140)	9,233,901	(1,749,116)	7,205,842	(7,665,090)	(8,804,237)

Net contributions and (withdrawals)	(31,498,942)	(20,962,339)	(13,913,806)	2,647,270	1,085,056	30,795,478	(14,513,467)	(13,110,862)

Increase (decrease) in net assets	(42,251,510)	4,366,267	(27,953,022)	13,273,020	(18,623,036)	41,920,201	(18,085,011)	(12,265,742)

NET ASSETS:
Beginning of period	223,022,452	218,656,185	412,016,476	398,743,456	458,924,143	417,003,942	95,672,060	107,937,802
End of period	$180,770,942	$223,022,452	$384,063,454	$412,016,476	$440,301,107	$458,924,143	$77,587,049	$95,672,060

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets Continued)
For the year ended December 31, 2015
and December 31, 2014

	MainStay VP S&P 500 Index—Service Class		MainStay VP T. Rowe Price Equity Income—Service Class		MainStay VP Unconstrained Bond—Service Class		MainStay VP U.S. Small Cap—Service Class
INCREASE (DECREASE) IN NET ASSETS:	2015	2014	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(919,319)	$(694,714)	$(287,310)	$(660,388)	$2,760,004	$2,815,730	$(1,051,406)	$(1,283,417)
Net realized gain (loss) on investments	12,586,575	11,115,873	6,578,912	8,576,546	(1,216,541)	(2,531)	6,224,957	8,596,195
Realized gain distribution received	2,566,915	—	7,416,419	7,737,958	—	—	8,340,003	6,303,336
Change in unrealized appreciation/(depreciation) on investments	(15,906,235)	11,275,078	(26,171,557)	(6,750,065)	(10,144,165)	(3,914,766)	(17,866,227)	(9,907,906)

Net increase (decrease) in net assets resulting from operations	(1,672,064)	21,696,237	(12,463,536)	8,904,051	(8,600,702)	(1,101,567)	(4,352,673)	3,708,208
Contributions and (withdrawals):
Payments received from policyowners	13,958,072	14,425,591	4,884,371	7,175,661	23,493,940	34,547,555	3,686,531	5,661,715
Policyowners' surrenders	(24,336,172)	(22,976,011)	(17,636,229)	(21,144,838)	(17,494,641)	(12,889,660)	(9,369,145)	(9,823,001)
Policyowners' annuity and death benefits	(2,031,754)	(1,254,123)	(1,299,840)	(1,995,902)	(1,911,207)	(939,454)	(488,884)	(557,149)
Net transfers from (to) Fixed Account	3,591,954	2,911,572	1,193,802	1,800,534	16,223,258	23,025,480	63,130	653,742
Transfers between Investment Divisions	5,245,990	2,867,985	(5,197,361)	(3,719,961)	16,182,485	17,684,801	(2,121,443)	(5,537,821)

Net contributions and (withdrawals)	(3,571,910)	(4,024,986)	(18,055,257)	(17,884,506)	36,493,835	61,428,722	(8,229,811)	(9,602,514)

Increase (decrease) in net assets	(5,243,974)	17,671,251	(30,518,793)	(8,980,455)	27,893,133	60,327,155	(12,582,484)	(5,894,306)

NET ASSETS:
Beginning of period	215,185,181	197,513,930	157,455,411	166,435,866	169,102,627	108,775,472	84,914,784	90,809,090
End of period	$209,941,207	$215,185,181	$126,936,618	$157,455,411	$196,995,760	$169,102,627	$72,332,300	$84,914,784

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets Continued)
For the year ended December 31, 2015
and December 31, 2014

	American Funds IS® Global Small Capitalization Fund—Class 4	American Funds IS® New World Fund®—Class 4		BlackRock® Global Allocation V.I. Fund—Class III		BlackRock® High Yield V.I. Fund—Class III
INCREASE (DECREASE) IN NET ASSETS:	2015 (a)	2015	2014 (b)	2015	2014	2015	2014 (b)
Operations:
Net investment income (loss)	$(12,188)	$(113,242)	$23,025	$(965,628)	$688,663	$490,403	$130,171
Net realized gain (loss) on investments	(37,482)	(274,880)	(45,012)	66,764	1,902,362	(259,274)	(40,071)
Realized gain distribution received	15,638	581,251	36,756	7,569,403	11,636,033	122,877	54,978
Change in unrealized appreciation/(depreciation) on investments	(190,898)	(958,092)	(430,233)	(10,169,269)	(14,088,342)	(1,493,143)	(359,218)

Net increase (decrease) in net assets resulting from operations	(224,930)	(764,963)	(415,464)	(3,498,730)	138,716	(1,139,137)	(214,140)
Contributions and (withdrawals):
Payments received from policyowners	748,351	3,021,810	2,340,907	5,231,017	13,416,884	2,684,766	3,363,023
Policyowners' surrenders	(26,491)	(982,440)	(99,607)	(11,952,740)	(11,013,942)	(1,167,299)	(416,316)
Policyowners' annuity and death benefits	—	(13,212)	(6,576)	(1,234,837)	(767,276)	(19,232)	(136,355)
Net transfers from (to) Fixed Account	40,452	2,332,409	729,542	2,201,000	9,001,759	3,659,532	1,120,358
Transfers between Investment Divisions	1,293,439	4,745,286	2,434,976	(3,063,007)	(503,197)	3,397,379	7,030,822

Net contributions and (withdrawals)	2,055,751	9,103,853	5,399,242	(8,818,567)	10,134,228	8,555,146	10,961,532

Increase (decrease) in net assets	1,830,821	8,338,890	4,983,778	(12,317,297)	10,272,944	7,416,009	10,747,392

NET ASSETS:
Beginning of period	—	4,983,778	—	133,982,972	123,710,028	10,747,392	—
End of period	$1,830,821	$13,322,668	$4,983,778	$121,665,675	$133,982,972	$18,163,401	$10,747,392
_____________
(a) For the period May 1, 2015 (commencement of Investment Division) through December 31, 2015.
(b) For the period May 1, 2014 (commencement of Investment Division) through December 31, 2014.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets Continued)
For the year ended December 31, 2015
and December 31, 2014

	Columbia Variable Portfolio—Commodity Strategy Fund—Class 2	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2	Columbia Variable Portfolio—Small Cap Value Fund—Class 2		Dreyfus IP Technology Growth Portfolio—Service Shares
INCREASE (DECREASE) IN NET ASSETS:	2015 (a)	2015 (a)	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(2,906)	$(2,479)	$(484,809)	$(584,324)	$(968,217)	$(963,007)
Net realized gain (loss) on investments	(13,324)	(1,249)	1,722,729	2,316,269	3,764,390	5,103,922
Realized gain distribution received	—	—	3,045,962	6,254,048	6,278,782	3,223,120
Change in unrealized appreciation/(depreciation) on investments	(61,776)	(4,073)	(7,793,094)	(7,234,160)	(6,904,249)	(4,584,017)

Net increase (decrease) in net assets resulting from operations	(78,006)	(7,801)	(3,509,212)	751,833	2,170,706	2,780,018
Contributions and (withdrawals):
Payments received from policyowners	58,736	67,339	2,030,940	2,913,090	3,137,210	4,088,468
Policyowners' surrenders	(15,583)	(1,387)	(5,170,238)	(5,834,528)	(6,348,152)	(6,788,067)
Policyowners' annuity and death benefits	—	—	(174,124)	(239,097)	(428,661)	(176,647)
Net transfers from (to) Fixed Account	29,814	50,442	254,674	664,418	1,422,934	1,347,630
Transfers between Investment Divisions	425,257	132,877	(2,730,862)	(728,844)	3,626,224	(1,335,318)

Net contributions and (withdrawals)	498,224	249,271	(5,789,610)	(3,224,961)	1,409,555	(2,863,934)

Increase (decrease) in net assets	420,218	241,470	(9,298,822)	(2,473,128)	3,580,261	(83,916)

NET ASSETS:
Beginning of period	—	—	50,450,959	52,924,087	58,080,118	58,164,034
End of period	$420,218	$241,470	$41,152,137	$50,450,959	$61,660,379	$58,080,118
_____________
(a) For the period May 1, 2015 (commencement of Investment Division) through December 31, 2015.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets Continued)
For the year ended December 31, 2015
and December 31, 2014

	Fidelity® VIP Contrafund® Portfolio—Service Class 2		Fidelity® VIP Equity-Income Portfolio—Service Class 2		Fidelity® VIP Growth Opportunities Portfolio—Service Class 2		Fidelity® VIP Mid Cap Portfolio—Service Class 2
INCREASE (DECREASE) IN NET ASSETS:	2015	2014	2015	2014	2015	2014 (b)	2015	2014
Operations:
Net investment income (loss)	$(3,207,762)	$(3,113,105)	$1,344,826	$1,228,048	$(123,963)	$(5,580)	$(2,473,666)	$(3,091,812)
Net realized gain (loss) on investments	12,335,882	10,430,454	1,511,283	31,790	54,947	7,217	6,873,134	5,596,878
Realized gain distribution received	32,651,811	7,210,103	11,264,323	1,754,425	1,419,911	725	22,542,821	4,635,152
Change in unrealized appreciation/(depreciation) on investments	(46,131,805)	17,902,866	(20,657,214)	5,170,079	(1,380,638)	52,955	(31,841,982)	1,031,888

Net increase (decrease) in net assets resulting from operations	(4,351,874)	32,430,318	(6,536,782)	8,184,342	(29,743)	55,317	(4,899,693)	8,172,106
Contributions and (withdrawals):
Payments received from policyowners	25,559,976	31,253,173	4,540,846	6,178,238	2,050,033	287,968	6,341,852	8,073,641
Policyowners' surrenders	(42,289,707)	(38,599,095)	(13,660,099)	(14,797,191)	(606,552)	(21,373)	(21,401,318)	(21,348,347)
Policyowners' annuity and death benefits	(1,912,995)	(2,729,109)	(1,133,400)	(1,135,297)	(58,196)	(7,291)	(1,199,415)	(782,433)
Net transfers from (to) Fixed Account	10,910,622	13,597,399	44,553	703,879	661,577	109,936	358,049	1,288,604
Transfers between Investment Divisions	(3,242,723)	(6,525,079)	(6,430,295)	(2,364,975)	13,154,558	822,547	(8,973,326)	(6,910,388)

Net contributions and (withdrawals)	(10,974,827)	(3,002,711)	(16,638,395)	(11,415,346)	15,201,420	1,191,787	(24,874,158)	(19,678,923)

Increase (decrease) in net assets	(15,326,701)	29,427,607	(23,175,177)	(3,231,004)	15,171,677	1,247,104	(29,773,851)	(11,506,817)

NET ASSETS:
Beginning of period	362,836,815	333,409,208	123,978,556	127,209,560	1,247,104	—	190,873,963	202,380,780
End of period	$347,510,114	$362,836,815	$100,803,379	$123,978,556	$16,418,781	$1,247,104	$161,100,112	$190,873,963
_____________
(b) For the period May 1, 2014 (commencement of Investment Division) through December 31, 2014.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets Continued)
For the year ended December 31, 2015
and December 31, 2014

	Invesco V.I American Value Fund - Series II		Invesco V.I. International Growth Fund—Series II Shares		Janus Aspen Global Research Portfolio—Service Shares		MFS® Investors Trust Series—Service Class
INCREASE (DECREASE) IN NET ASSETS:	2015	2014	2015	2014 (b)	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(201,620)	$(101,916)	$(16,739)	$8,789	$(448,779)	$(262,401)	$(179,272)	$(120,563)
Net realized gain (loss) on investments	(85,707)	224,482	(86,109)	(4,303)	2,791,428	2,258,800	976,296	945,589
Realized gain distribution received	1,616,271	709,066	—	—	—	—	1,986,343	1,046,945
Change in unrealized appreciation/(depreciation) on investments	(2,817,802)	(216,037)	(936,146)	(155,517)	(4,145,070)	190,845	(3,110,682)	(710,436)

Net increase (decrease) in net assets resulting from operations	(1,488,858)	615,595	(1,038,994)	(151,031)	(1,802,421)	2,187,244	(327,315)	1,161,535
Contributions and (withdrawals):
Payments received from policyowners	1,315,164	2,205,538	4,734,200	3,049,542	2,344,033	2,283,686	2,677,236	2,257,889
Policyowners' surrenders	(1,540,285)	(783,235)	(1,324,691)	(167,136)	(4,317,151)	(4,473,333)	(1,709,727)	(1,374,186)
Policyowners' annuity and death benefits	(29,795)	(50,401)	(72,073)	(255)	(193,405)	(130,341)	(263,291)	(145,404)
Net transfers from (to) Fixed Account	567,347	683,152	3,250,724	880,734	394,510	604,298	1,746,947	658,920
Transfers between Investment Divisions	2,326,524	4,638,180	6,416,437	3,597,254	1,798,648	(758,260)	1,067,713	220,092

Net contributions and (withdrawals)	2,638,955	6,693,234	13,004,597	7,360,139	26,635	(2,473,950)	3,518,878	1,617,311

Increase (decrease) in net assets	1,150,097	7,308,829	11,965,603	7,209,108	(1,775,786)	(286,706)	3,191,563	2,778,846

NET ASSETS:
Beginning of period	10,916,175	3,607,346	7,209,108	—	40,619,571	40,906,277	15,348,852	12,570,006
End of period	$12,066,272	$10,916,175	$19,174,711	$7,209,108	$38,843,785	$40,619,571	$18,540,415	$15,348,852
_____________
(b) For the period May 1, 2014 (commencement of Investment Division) through December 31, 2014.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets Continued)
For the year ended December 31, 2015
and December 31, 2014

	MFS® Research Series— Service Class		Neuberger Berman AMT Mid Cap Growth Portfolio—Class S		PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class		PIMCO VIT Total Return Portfolio—Advisor Class
INCREASE (DECREASE) IN NET ASSETS:	2015	2014	2015	2014	2015	2014 (b)	2015	2014 (b)
Operations:
Net investment income (loss)	$(151,821)	$(137,708)	$(939,207)	$(726,127)	$742,861	$3,765	$1,292,748	$83,015
Net realized gain (loss) on investments	844,636	1,070,274	(1,689,595)	2,760,960	134,695	25,948	(92,556)	1,968
Realized gain distribution received	951,930	943,100	5,401,092	19,257,548	244,787	106,485	449,271	—
Change in unrealized appreciation/(depreciation) on investments	(1,763,582)	(877,309)	(4,421,171)	(18,815,772)	(1,907,139)	347,765	(2,350,631)	(42,759)

Net increase (decrease) in net assets resulting from operations	(118,837)	998,357	(1,648,881)	2,476,609	(784,796)	483,963	(701,168)	42,224
Contributions and (withdrawals):
Payments received from policyowners	800,789	1,132,289	4,968,257	4,736,952	13,707,094	8,449,457	12,900,599	8,595,020
Policyowners' surrenders	(1,275,019)	(1,196,323)	(6,772,222)	(4,698,189)	(3,901,062)	(498,197)	(2,754,746)	(411,484)
Policyowners' annuity and death benefits	(89,404)	(35,252)	(211,612)	(242,858)	(235,223)	(4,124)	(208,463)	(337)
Net transfers from (to) Fixed Account	161,529	374,199	2,121,784	1,049,428	9,551,652	2,557,171	8,996,456	2,601,733
Transfers between Investment Divisions	(579,759)	(468,358)	18,942,114	(1,593,648)	11,223,874	9,166,203	9,157,244	4,878,584

Net contributions and (withdrawals)	(981,864)	(193,445)	19,048,321	(748,315)	30,346,335	19,670,510	28,091,090	15,663,516

Increase (decrease) in net assets	(1,100,701)	804,912	17,399,440	1,728,294	29,561,539	20,154,473	27,389,922	15,705,740

NET ASSETS:
Beginning of period	12,886,986	12,082,074	47,260,561	45,532,267	20,154,473	—	15,705,740	—
End of period	$11,786,285	$12,886,986	$64,660,001	$47,260,561	$49,716,012	$20,154,473	$43,095,662	$15,705,740
_____________
(b) For the period May 1, 2014 (commencement of Investment Division) through December 31, 2014.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets Continued)
For the year ended December 31, 2015
and December 31, 2014

	UIF U.S. Real Estate Portfolio - Class II		Victory VIF Diversified Stock Fund—Class A Shares
INCREASE (DECREASE) IN NET ASSETS:	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(167,581)	$(65,069)	$(220,889)	$(180,677)
Net realized gain (loss) on investments	2,171,274	391,282	2,537,179	2,314,887
Realized gain distribution received	—	—	2,121,893	—
Change in unrealized appreciation/(depreciation) on investments	(2,552,953)	3,656,819	(5,411,509)	(331,365)

Net increase (decrease) in net assets resulting from operations	(549,260)	3,983,032	(973,326)	1,802,845
Contributions and (withdrawals):
Payments received from policyowners	3,463,378	2,989,049	490,032	990,873
Policyowners' surrenders	(3,738,665)	(1,529,650)	(3,080,830)	(2,917,919)
Policyowners' annuity and death benefits	(282,881)	(132,400)	(84,090)	(141,166)
Net transfers from (to) Fixed Account	1,643,448	1,435,970	(306,317)	197,438
Transfers between Investment Divisions	(2,332,431)	21,672,019	(2,657,875)	(801,600)

Net contributions and (withdrawals)	(1,247,151)	24,434,988	(5,639,080)	(2,672,374)

Increase (decrease) in net assets	(1,796,411)	28,418,020	(6,612,406)	(869,529)

NET ASSETS:
Beginning of period	33,767,048	5,349,028	23,158,288	24,027,817
End of period	$31,970,637	$33,767,048	$16,545,882	$23,158,288
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:
NYLIAC Variable Annuity Separate Account-III (the “Separate Account”) was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). The Separate Account funds Series I policies (New York Life Variable Annuity, New York Life Flexible Premium Variable Annuity, New York Life Plus Variable Annuity and New York Life Flexible Premium Variable Annuity II), Series II policies (New York Life Access Variable Annuity), Series III policies (New York Life Premium Plus Variable Annuity), Series IV policies (New York Life Essentials Variable Annuity and New York Life Plus II Variable Annuity), Series V policies (New York Life Select Variable Annuity), Series VI policies (New York Life Premium Plus II Variable Annuity), Series VII policies (New York Life Complete Access Variable Annuity), Series VIII policies (New York Life Premier Variable Annuity), Series IX policies (New York Life Premier Plus Variable Annuity) , Series X policies (New York Life Income Plus Variable Annuity), Series XI policies (New York Life Premier Variable Annuity II), Series XII policies (New York Life Premier Plus Variable Annuity II), Series XIII policies (New York Life Complete Access Variable Annuity II), Series XIV policies (New York Life Flexible Premium Variable Annuity III), and Series XV policies (New York Life Income Plus Variable Annuity II), Effective December 4, 2006, sales of the New York Life Variable Annuity and New York Life Plus Variable Annuity were discontinued. Sales of the Series II policies formerly known as MainStay Access Variable Annuity were discontinued effective October 14, 2002. Effective January 1, 2009, sales of all Series III, IV, V and VI policies formerly known as MainStay Variable Annuities were discontinued. Effective July 27, 2009, sales of Series V policies known as New York Life Select Variable Annuity were discontinued. Effective August 16, 2010, sales of all the remaining Series II, Series III, Series IV and Series VI policies were discontinued. Effective July 16, 2012 sales of the New York Life Flexible Premium Variable Annuity were discontinued.
NYLIAC established the Separate Account to receive and invest premium payments under Non-Qualified Deferred and Tax-Qualified Deferred Flexible Premium Variable Annuity Policies issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Qualified policies are designed to establish retirement benefits for individuals who participate in tax-qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities LLC, as well as certain banking and financial institutions that have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities LLC and NYLIFE Distributors LLC are both indirect, wholly-owned subsidiaries of NYLIC. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust that follows the accounting and reporting guidance under ASC 946.
The assets of the Separate Account are invested in shares of eligible portfolios of the MainStay VP Funds Trust, the AIM Variable Insurance Funds, the American Funds Insurance Series, the BlackRock Variable Series Funds, Inc., the Columbia Funds Variable Insurance Trust, the Columbia Funds Variable Series Trust II, the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS Variable Insurance Trust, the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the Universal Institutional Funds, Inc. and the Victory Variable Insurance Funds (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account and the Dollar Cost Averaging Advantage Accounts represent a portion of the general account assets of NYLIAC and are not included in this report. NYLIAC’s Fixed Account and the Dollar Cost Averaging Advantage Accounts may be charged with liabilities arising out of other business NYLIAC may conduct.
The MainStay VP Cash Management—Initial Class, MainStay VP Van Eck Global Hard Assets—Initial Class and the Royce Micro-Cap Portfolio—Investment Class offer one class of shares under this Separate Account which are presented within the initial class section. The MainStay VP Balanced—Service Class, MainStay VP Conservative Allocation—Service Class, MainStay VP Cushing® Renaissance Advantage—Service Class, MainStay VP Floating Rate—Service Class, MainStay VP Growth Allocation—Service Class, MainStay VP Marketfield—Service Class, MainStay VP Moderate Allocation—Service Class, MainStay VP Moderate Growth Allocation—Service Class, MainStay VP PIMCO Real Return Portfolio—Service Class , MainStay VP Unconstrained Bond—Service Class, American Funds IS® Global Small Capitalization Fund—Class 4, American Funds IS New World Fund—Class 4, BlackRock Global Allocation V.I. Fund—Class III, BlackRock High Yield V.I. Fund—Class III, Columbia Variable Portfolio—Commodity Strategy Fund—Class 2, Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2, Columbia Variable Portfolio—Small Cap Value Fund—Class 2, Fidelity VIP Growth Opportunities Portfolio—Service Class 2, Fidelity VIP Mid Cap—Service Class 2, Invesco V.I. American Value Fund—Series II Shares, Invesco V.I. International Growth Fund—Series II Shares, PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class, PIMCO VIT Total Return Portfolio—Advisor Class, UIF U.S. Real Estate Portfolio—Class II and Victory VIF Diversified Stock—Class A Shares offer one class of shares under this Separate Account which are presented within the service class section.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

The following Investment Divisions, with their respective Fund portfolios, are available in this Separate Account:

MainStay VP Bond—Initial Class
MainStay VP Cash Management—Initial Class
MainStay VP Common Stock—Initial Class
MainStay VP Convertible—Initial Class
MainStay VP Cornerstone Growth—Initial Class
MainStay VP Eagle Small Cap Growth—Initial Class
MainStay VP Emerging Markets Equity—Initial Class
MainStay VP Government—Initial Class
MainStay VP High Yield Corporate Bond—Initial Class
MainStay VP ICAP Select Equity—Initial Class
MainStay VP Income Builder—Initial Class
MainStay VP International Equity—Initial Class
MainStay VP Janus Balanced—Initial Class
MainStay VP Large Cap Growth—Initial Class
MainStay VP MFS® Utilities—Initial Class
MainStay VP Mid Cap Core—Initial Class
MainStay VP S&P 500 Index—Initial Class
MainStay VP T. Rowe Price Equity Income—Initial Class
MainStay VP U.S. Small Cap—Initial Class
MainStay VP Van Eck Global Hard Assets—Initial Class
Dreyfus IP Technology Growth Portfolio—Initial Shares
Fidelity® VIP Contrafund® Portfolio—Initial Class
Fidelity® VIP Equity-Income Portfolio—Initial Class
Janus Aspen Global Research Portfolio—Institutional Shares
MFS® Investors Trust Series—Initial Class
MFS® Research Series—Initial Class
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I
Royce Micro-Cap Portfolio—Investment Class
MainStay VP Balanced—Service Class
MainStay VP Bond—Service Class
MainStay VP Common Stock—Service Class
MainStay VP Conservative Allocation—Service Class
MainStay VP Convertible—Service Class
MainStay VP Cornerstone Growth—Service Class
MainStay VP Cushing® Renaissance Advantage—Service Class
MainStay VP Eagle Small Cap Growth—Service Class
MainStay VP Emerging Markets Equity—Service Class
MainStay VP Floating Rate—Service Class
MainStay VP Government—Service Class
MainStay VP Growth Allocation—Service Class

MainStay VP High Yield Corporate Bond—Service Class
MainStay VP ICAP Select Equity—Service Class
MainStay VP Income Builder—Service Class
MainStay VP International Equity—Service Class
MainStay VP Janus Balanced—Service Class
MainStay VP Large Cap Growth—Service Class
MainStay VP Marketfield—Service Class
MainStay VP MFS® Utilities—Service Class
MainStay VP Mid Cap Core—Service Class
MainStay VP Moderate Allocation—Service Class
MainStay VP Moderate Growth Allocation—Service Class
MainStay VP PIMCO Real Return—Service Class
MainStay VP S&P 500 Index—Service Class
MainStay VP T. Rowe Price Equity Income—Service Class
MainStay VP Unconstrained Bond—Service Class
MainStay VP U.S. Small Cap—Service Class
American Funds IS® Global Small Capitalization Fund—Class 4
American Funds IS® New World Fund®—Class 4
BlackRock® Global Allocation V.I. Fund—Class III
BlackRock® High Yield V.I. Fund—Class III
Columbia Variable Portfolio—Commodity Strategy Fund—Class 2
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2
Columbia Variable Portfolio—Small Cap Value Fund—Class 2
Dreyfus IP Technology Growth Portfolio—Service Shares
Fidelity® VIP Contrafund Portfolio—Service Class 2
Fidelity® VIP Equity-Income Portfolio—Service Class 2
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2
Fidelity® VIP Mid Cap Portfolio—Service Class 2
Invesco V.I. American Value Fund—Series II Shares
Invesco V.I. International Growth Fund—Series II Shares
Janus Aspen Global Research Portfolio—Service Shares
MFS® Investors Trust Series—Service Class
MFS® Research Series—Service Class
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class
PIMCO VIT Total Return Portfolio—Advisor Class
UIF U.S. Real Estate Portfolio—Class II
Victory VIF Diversified Stock Fund—Class A Shares

_________________
Not all investment options are available under all policies.
For Series I policies known as New York Life Flexible Premium Variable Annuity II and Series VII, VIII, IX, X, XI, XII, XIII, XIV and XV policies, initial premium payments are allocated to the Investment Divisions, Fixed Account (where available) and/or Dollar Cost Averaging Advantage Accounts (where available) within two business days after receipt. For Series I, III, IV, V, VI, VII, VIII, IX, X, XI, XII, XIII, XIV and XV policies, subsequent premium payments for flexible premium policies are generally allocated to the Investment Divisions, one year Fixed Account (where available), three year Fixed Account (where available), and/or Dollar Cost Averaging Advantage Accounts (where available) at the close of the business day they are received. For Series II policies, known as New York Life Access Variable Annuity, subsequent premium payments are not permitted for policies purchased prior to November 15, 2004. For Series II policies, known as New York Life (formerly MainStay) Access Variable Annuity, subsequent premium payments are not permitted. In those states where NYLIAC offers a single premium version of the Series III, VI, VIII and IX policies, only one premium payment is allowed. In those states where NYLIAC offers a modified premium version of the Series IV and V policies, subsequent premium payments are allowed only during the first policy year. In addition, for Series I, II, III, VI, VII, VIII, IX, XI, XII, XIII and XIV policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of NYLIAC subject to certain restrictions. For Series IV policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the one-year Fixed Account of NYLIAC subject to certain restrictions. On the accompanying Statement of Changes in Net Assets, all references to the Fixed Account include the Fixed Account and the Dollar Cost Averaging Advantage Accounts.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.
Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.
Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.
The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.
The levels of the fair value hierarchy are based on the inputs to the valuation as follows:
Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.
Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability.
Investments in the mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of the shares held at the valuation date, which represents fair value, and are classified as level 1.
The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s):

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2015 were as follows:

	Purchases	Sales
MainStay VP Bond—Initial Class	$8,147	$16,830
MainStay VP Cash Management—Initial Class	136,555	127,935
MainStay VP Common Stock—Initial Class	9,150	15,094
MainStay VP Convertible—Initial Class	10,947	11,427
MainStay VP Cornerstone Growth—Initial Class	12,963	14,365
MainStay VP Eagle Small Cap Growth—Initial Class	8,441	15,284
MainStay VP Emerging Markets Equity—Initial Class	992	3,749
MainStay VP Government—Initial Class	2,510	8,333
MainStay VP High Yield Corporate Bond—Initial Class	38,090	64,484
MainStay VP ICAP Select Equity—Initial Class	21,350	22,655
MainStay VP Income Builder—Initial Class	8,728	12,328
MainStay VP International Equity—Initial Class	3,096	5,377
MainStay VP Janus Balanced—Initial Class	17,558	30,765
MainStay VP Large Cap Growth—Initial Class	9,263	6,916
MainStay VP MFS® Utilities—Initial Class	256	832
MainStay VP Mid Cap Core—Initial Class	10,238	12,473
MainStay VP S&P 500 Index—Initial Class	8,465	32,807
MainStay VP T. Rowe Price Equity Income—Initial Class	5,183	9,980
MainStay VP U.S. Small Cap—Initial Class	3,709	4,339
MainStay VP Van Eck Global Hard Assets—Initial Class	26,003	33,399
Dreyfus IP Technology Growth Portfolio—Initial Shares	4,365	3,155
Fidelity® VIP Contrafund® Portfolio—Initial Class	17,602	22,630
Fidelity® VIP Equity-Income Portfolio—Initial Class	9,069	10,603
Janus Aspen Global Research Portfolio—Institutional Shares	3,746	10,696
MFS® Investors Trust Series—Initial Class	1,436	1,819
MFS® Research Series—Initial Class	1,200	1,695
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	533	506
Royce Micro-Cap Portfolio—Investment Class	6,519	15,797
MainStay VP Balanced—Service Class	32,872	24,704
MainStay VP Bond—Service Class	14,529	28,827
MainStay VP Common Stock—Service Class	17,398	20,434
MainStay VP Conservative Allocation—Service Class	73,771	63,986
MainStay VP Convertible—Service Class	35,507	36,665
MainStay VP Cornerstone Growth—Service Class	6,347	6,650
MainStay VP Cushing® Renaissance Advantage—Service Class	2,727	266
MainStay VP Eagle Small Cap Growth—Service Class	12,725	9,281
MainStay VP Emerging Markets Equity—Service Class	7,601	13,752
MainStay VP Floating Rate—Service Class	48,863	54,019
MainStay VP Government—Service Class	10,536	18,512
MainStay VP Growth Allocation—Service Class	47,591	29,691
MainStay VP High Yield Corporate Bond—Service Class	94,012	157,759
MainStay VP ICAP Select Equity—Service Class	48,255	49,552
MainStay VP Income Builder—Service Class	35,531	24,606
MainStay VP International Equity—Service Class	8,770	26,255
MainStay VP Janus Balanced—Service Class	39,937	29,510
MainStay VP Large Cap Growth—Service Class	41,663	23,619
MainStay VP Marketfield—Service Class	13,620	23,305
MainStay VP MFS® Utilities—Service Class	81,273	89,778
MainStay VP Mid Cap Core—Service Class	40,366	48,023
MainStay VP Moderate Allocation—Service Class	86,401	65,995
MainStay VP Moderate Growth Allocation—Service Class	95,295	54,002
MainStay VP PIMCO Real Return—Service Class	9,099	21,642
MainStay VP S&P 500 Index—Service Class	36,290	38,072
MainStay VP T. Rowe Price Equity Income—Service Class	16,941	27,711
MainStay VP Unconstrained Bond—Service Class	65,839	26,494
MainStay VP U.S. Small Cap—Service Class	14,666	15,586
American Funds IS® Global Small Capitalization Fund—Class 4	2,284	225
American Funds IS® New World Fund®—Class 4	11,453	1,791
BlackRock® Global Allocation V.I. Fund—Class III	20,699	22,890
BlackRock® High Yield V.I. Fund—Class III	15,338	6,002
Columbia Variable Portfolio—Commodity Strategy Fund—Class 2	690	194
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2	475	229
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	6,669	9,969
Dreyfus IP Technology Growth Portfolio—Service Shares	19,804	13,083
Fidelity® VIP Contrafund® Portfolio—Service Class 2	74,524	55,845
Fidelity® VIP Equity-Income Portfolio—Service Class 2	20,608	24,518
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	18,582	2,073
Fidelity® VIP Mid Cap Portfolio—Service Class 2	31,185	36,161
Invesco V.I. American Value Fund—Series II Shares	7,842	3,741
Invesco V.I. International Growth Fund—Series II Shares	15,106	1,981
Janus Aspen Global Research Portfolio—Service Shares	7,459	7,919
MFS® Investors Trust Series—Service Class	9,006	3,594
MFS® Research Series—Service Class	2,940	3,075
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S	35,961	12,472
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	38,457	6,759
PIMCO VIT Total Return Portfolio—Advisor Class	36,724	6,759
UIF U.S. Real Estate Portfolio—Class II	17,287	18,526
Victory VIF Diversified Stock Fund—Class A Shares	3,282	7,032
Total	$1,820,914	$1,789,807

Not all investment divisions are available under all policies.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:
New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust, for a fee. New York Life Investments retains several sub-advisors, including Candriam Belgium (“Candriam”), Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), Cushing® Asset Management, LP (“Cushing”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”), Janus Capital Management LLC (“Janus Capital”), MacKay Shields LLC (“MacKay Shields”), Marketfield Asset Management LLC (“Marketfield”), Massachusetts Financial Services Company (“MFS”), New York Life Investors LLC (“NYL Investors”), Pacific Investment Management Company LLC (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Van Eck Associates Corporation (“Van Eck”) and Winslow Capital Management Inc. (“Winslow Capital”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.
New York Life Investments, Cornerstone Holdings, MacKay Shields, NYL Investors and ICAP are all indirect, wholly-owned subsidiaries of NYLIC. Candriam is a part of Candriam Investors Group. Cushing is a wholly-owned subsidiary of Swank Capital. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Epoch is an indirect, wholly-owned subsidiary of Toronto Dominion Bank. Janus is a wholly-owned subsidiary of Janus Capital Group, Inc. MFS is an indirect majority-owned subsidiary of Sun Life Financial Inc. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc., Marketfield, PIMCO, T. Rowe Price and Van Eck are independent investment advisory firms.
NYLIAC deducts a surrender charge on certain partial withdrawals and surrenders of Series I, III, IV, V, VI, VIII, IX , X, XI, XII, XIV and XV policies. Policies in Series II, VII and XIII are not subject to surrender charges on partial withdrawals and surrenders. For New York Life Variable Annuity and New York Life Plus Variable Annuity policies which are part of Series I, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years and declines 1% per year for each additional payment year, until the sixth payment year, after which no charge is made. For New York Life Flexible Premium Variable Annuity and New York Life Flexible Premium Variable Annuity II policies, which are also part of Series I, this charge is 7% for the first three policy years and declines to 1% per year for each additional policy year, until the ninth policy year, after which no charge is made.
For New York Life Premium Plus Variable Annuity policies, which are part of Series III and New York Life Premium Plus II Variable Annuity policies, which are part of Series VI, the percentage of the surrender charge varies; depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first three payment years (8% during the first four payment years for policies sold by registered representatives of broker-dealers that have selling agreements with NYLIFE Distributors and NYLIAC or banks) and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offered a single premium version of the New York Life Premium Plus Variable Annuity and New York Life Premium Plus II Variable Annuity, the surrender charge was lower.
For the New York Life Essentials Variable Annuity and New York Life Plus II Variable Annuity policies, which are part of Series IV, the percentage of the surrender charge varies; depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years, 6% during the fourth and fifth payment years and declines 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.
For New York Life Select Variable Annuity policies, which are part of Series V, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines to 7% for the third payment year, after which no charge is made.
For New York Life Premier Variable Annuity policies, which are part of Series VIII, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.
For New York Life Premier Plus Variable Annuity policies, which are part of Series IX, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines by 1% per year for each additional payment year, until the eighth payment year, after which no charge is made.
For New York Life Income Plus Variable Annuity policies with the Income Benefit Rider, which are part of Series X, the percentage of the surrender charge varies; depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.
For New York Life Income Plus Variable Annuity policies with the Guaranteed Future Income Benefit Rider, which are also part of Series X, the product becomes a single premium product where surrender charges are based on the Policy Year. This charge is 8% during the first Policy Year and declines by 1% per year for each Policy Year, until the seventh Policy Year, after which no charge is made.
For New York Life Premier Variable Annuity II policies, which are part of Series XI, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

For New York Life Premier Plus Variable Annuity II policies, which are part of Series XII, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines by 1% per year for each additional payment year, until the eighth payment year, after which no charge is made.
For New York Life Flexible Premium Variable Annuity III policies, which are part of Series XIV, the percentage of surrender charge is based on the Policy Year. This charge is 7% for the first three Policy Years and declines to 1% per year for each additional Policy Year, until the ninth Policy Year, after which no charge is made.
For New York Life Income Plus Variable Annuity II policies with the Guaranteed Future Income Benefit Rider, which are part of Series XV, the product is a single premium product where surrender charges are based on the Policy Year. This charge is 8% during the first Policy Year and declines by 1% per year for each additional Policy Year, until the seventh Policy Year, after which no charge is made.
All surrender charges are recorded with policyowners’ surrenders in the accompanying Statement of Changes in Net Assets. Surrender charges are paid to NYLIAC.
NYLIAC also deducts an annual policy service charge from the policy’s accumulation value on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $20,000 for Series I policies, $50,000 for Series II, IV, VII and XIV policies and $100,000 for Series III, V and VI VIII, IX, XI, XII and XIII policies. For New York Life Variable Annuity and New York Life Plus Variable Annuity policies which are part of Series I, this charge is the lesser of $30 or 2% of the accumulation value per policy. For New York Life Flexible Premium Variable Annuity and New York Life Flexible Premium Variable Annuity II, which are also part of Series I, this charge is $30 per policy. For Series II, VII and XIII policies, this charge is $40 per policy (may be lower in some states). For Series III, IV, VI, VIII, IX XI, XII and XIV policies, this charge is $30 per policy. For Series V policies, this charge is $50 per policy. For Series X and XV policies, the charge is $30 per policy and is waived either upon (a) registration with delivery of all available materials that we normally mail, (b) the Variable Account Annuity Commencement Date, or (c) the Income Benefit (for Series X policies)/GFIB Payment Commencement Date (whichever comes first). These charges are shown as a reduction to payments received from policyowners in the accompanying Statement of Changes in Net Assets.
Additionally, NYLIAC reserves the right to charge Series I, II, III, IV, V, VI, VII, VIII, IX, X, XI, XII, XIII, XIV and XV policies $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.
The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For Series I, II, III, IV, V, VI, VII, VIII, IX, X, XI, XII, XIII, XIV and XV policies, these charges are made daily at an annual rate of 1.40%, 1.55%, 1.60%, 1.45%, 1.85%, 1.75%, 1.65%, 1.35%, 1.65%, 1.35% and 1.30%, respectively, during the surrender charge period for the initial premium and 1.10% after the surrender charge period for the initial premium, 1.60% during the surrender charge period for the initial premium and 1.40% after the surrender charge period for the initial premium, 1.60%, 1.35% during the surrender charge period for the initial premium and 1.15% after the surrender charge period for the initial premium and 1.35% respectively, of the daily average variable accumulation value of each Investment Division, and is the same rate for each of the five periods presented in the Financial Highlights section. These charges are disclosed in the accompanying Statement of Operations.
In addition, New York Life Income Plus Variable Annuity and New York Life Income Plus Variable Annuity II policies, which are part of Series X and Series XV, are subject to a Guaranteed Future Income Benefit Charge if the Guaranteed Future Income Benefit Rider is chosen. This charge is an annualized percentage of the average daily Unfunded Income Benefit Base (as defined in the New York Life Income Plus Variable Annuity and New York Life Income Plus Variable Annuity II prospectuses) each policy quarter, deducted from the variable accumulation unit value on a quarterly basis. On an annual basis, the charge equals 1.00% (0.25% quarterly) of the Unfunded Income Benefit Base.
Separate Account policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of NYLIAC. Management Fees (which may include administration and/or advisory fees) range from 0.00% to 1.40%, distribution (12b-1) fees range from 0.00% to 0.25%, and other expenses range from 0.00% to 0.90%. These ranges are shown as a percentage of average net assets as of December 31, 2014, and approximate the ranges as of December 31, 2015.

NOTE 4—Distribution of Net Income:
The Separate Account does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s):
The changes in units outstanding for the years ended December 31, 2015 and 2014 were as follows:

	2015			2014
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MainStay VP Bond—Initial Class	323	(776)	(453)	152	(686)	(534)
MainStay VP Cash Management—Initial Class	94,504	(91,804)	2,700	82,170	(102,875)	(20,705)
MainStay VP Common Stock—Initial Class	39	(471)	(432)	111	(472)	(361)
MainStay VP Convertible—Initial Class	124	(388)	(264)	91	(509)	(418)
MainStay VP Cornerstone Growth—Initial Class	50	(585)	(535)	39	(671)	(632)
MainStay VP Eagle Small Cap Growth—Initial Class	45	(1,093)	(1,048)	134	(1,210)	(1,076)
MainStay VP Emerging Markets Equity—Initial Class	107	(463)	(356)	93	(492)	(399)
MainStay VP Government—Initial Class	80	(428)	(348)	153	(576)	(423)
MainStay VP High Yield Corporate Bond—Initial Class	885	(2,003)	(1,118)	478	(2,115)	(1,637)
MainStay VP ICAP Select Equity—Initial Class	56	(1,045)	(989)	57	(1,354)	(1,297)
MainStay VP Income Builder—Initial Class	123	(452)	(329)	169	(417)	(248)
MainStay VP International Equity—Initial Class	154	(242)	(88)	32	(297)	(265)
MainStay VP Janus Balanced—Initial Class	66	(2,084)	(2,018)	74	(2,485)	(2,411)
MainStay VP Large Cap Growth—Initial Class	219	(309)	(90)	142	(550)	(408)
MainStay VP MFS® Utilities—Initial Class	5	(59)	(54)	9	(23)	(14)
MainStay VP Mid Cap Core—Initial Class	38	(397)	(359)	191	(563)	(372)
MainStay VP S&P 500 Index—Initial Class	134	(947)	(813)	202	(978)	(776)
MainStay VP T. Rowe Price Equity Income—Initial Class	78	(656)	(578)	53	(952)	(899)
MainStay VP U.S. Small Cap—Initial Class	46	(201)	(155)	82	(387)	(305)
MainStay VP Van Eck Global Hard Assets—Initial Class	3,727	(4,448)	(721)	2,217	(4,268)	(2,051)
Dreyfus IP Technology Growth Portfolio—Initial Shares	167	(163)	4	113	(224)	(111)
Fidelity® VIP Contrafund® Portfolio—Initial Class	51	(570)	(519)	57	(790)	(733)
Fidelity® VIP Equity-Income Portfolio—Initial Class	43	(396)	(353)	43	(558)	(515)
Janus Aspen Global Research Portfolio—Institutional Shares	171	(488)	(317)	46	(552)	(506)
MFS® Investors Trust Series—Initial Class	25	(100)	(75)	17	(132)	(115)
MFS® Research Series—Initial Class	17	(85)	(68)	13	(100)	(87)
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	15	(21)	(6)	1	(11)	(10)
Royce Micro-Cap Portfolio—Investment Class	255	(981)	(726)	478	(804)	(326)
MainStay VP Balanced—Service Class	1,605	(1,450)	155	1,270	(1,042)	228
MainStay VP Bond—Service Class	1,032	(2,150)	(1,118)	1,442	(2,529)	(1,087)
MainStay VP Common Stock—Service Class	676	(942)	(266)	943	(477)	466
MainStay VP Conservative Allocation—Service Class	3,568	(4,128)	(560)	3,343	(3,443)	(100)
MainStay VP Convertible—Service Class	1,138	(1,814)	(676)	1,198	(1,632)	(434)
MainStay VP Cornerstone Growth—Service Class	141	(361)	(220)	167	(400)	(233)
MainStay VP Cushing® Renaissance Advantage—Service Class	304	(32)	272	—	—	—
MainStay VP Eagle Small Cap Growth—Service Class	709	(688)	21	558	(685)	(127)
MainStay VP Emerging Markets Equity—Service Class	938	(1,687)	(749)	1,017	(1,535)	(518)
MainStay VP Floating Rate—Service Class	3,554	(4,337)	(783)	3,818	(5,288)	(1,470)
MainStay VP Government—Service Class	787	(1,491)	(704)	960	(1,778)	(818)
MainStay VP Growth Allocation—Service Class	2,381	(1,854)	527	3,005	(1,115)	1,890
MainStay VP High Yield Corporate Bond—Service Class	4,012	(8,374)	(4,362)	5,694	(6,737)	(1,043)
MainStay VP ICAP Select Equity—Service Class	809	(2,261)	(1,452)	1,037	(2,414)	(1,377)
MainStay VP Income Builder—Service Class	1,757	(1,363)	394	1,899	(766)	1,133
MainStay VP International Equity—Service Class	579	(1,522)	(943)	875	(1,223)	(348)
MainStay VP Janus Balanced—Service Class	2,014	(2,109)	(95)	1,599	(1,919)	(320)
MainStay VP Large Cap Growth—Service Class	1,389	(1,085)	304	929	(1,132)	(203)
MainStay VP Marketfield—Service Class	1,529	(2,470)	(941)	5,117	(4,185)	932
MainStay VP MFS® Utilities—Service Class	2,554	(6,284)	(3,730)	4,665	(4,577)	88
MainStay VP Mid Cap Core—Service Class	687	(1,635)	(948)	864	(1,517)	(653)
MainStay VP Moderate Allocation—Service Class	3,546	(4,148)	(602)	3,221	(3,060)	161
MainStay VP Moderate Growth Allocation—Service Class	3,723	(3,268)	455	4,609	(2,693)	1,916
MainStay VP PIMCO Real Return—Service Class	632	(2,215)	(1,583)	1,675	(3,066)	(1,391)
MainStay VP S&P 500 Index—Service Class	1,825	(1,752)	73	1,469	(1,620)	(151)
MainStay VP T. Rowe Price Equity Income—Service Class	616	(1,873)	(1,257)	761	(2,059)	(1,298)
MainStay VP Unconstrained Bond—Service Class	5,699	(2,307)	3,392	6,660	(1,235)	5,425
MainStay VP U.S. Small Cap—Service Class	346	(601)	(255)	449	(780)	(331)
American Funds IS® Global Small Capitalization Fund—Class 4	222	(23)	199	—	—	—
American Funds IS® New World Fund®—Class 4	1,169	(192)	977	581	(37)	544
BlackRock® Global Allocation V.I. Fund—Class III	1,142	(1,950)	(808)	2,386	(1,505)	881
BlackRock® High Yield V.I. Fund—Class III	1,459	(600)	859	1,426	(332)	1,094
Columbia Variable Portfolio—Commodity Strategy Fund—Class 2	77	(21)	56	—	—	—
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2	50	(24)	26	—	—	—
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	232	(527)	(295)	379	(548)	(169)
Dreyfus IP Technology Growth Portfolio—Service Shares	695	(585)	110	513	(626)	(113)
Fidelity® VIP Contrafund® Portfolio—Service Class 2	2,563	(2,168)	395	2,433	(2,000)	433
Fidelity® VIP Equity-Income Portfolio—Service Class 2	421	(1,240)	(819)	613	(1,219)	(606)
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	1,483	(176)	1,307	126	(15)	111
Fidelity® VIP Mid Cap Portfolio—Service Class 2	520	(1,236)	(716)	560	(1,162)	(602)
Invesco V.I. American Value Fund—Series II Shares	508	(289)	219	768	(215)	553
Invesco V.I. International Growth Fund—Series II Shares	1,528	(198)	1,330	768	(23)	745
Janus Aspen Global Research Portfolio—Service Shares	468	(442)	26	255	(399)	(144)
MFS® Investors Trust Series—Service Class	447	(177)	270	244	(132)	112
MFS® Research Series—Service Class	115	(149)	(34)	135	(124)	11
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S	1,393	(462)	931	405	(370)	35
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	3,517	(626)	2,891	1,982	(87)	1,895
PIMCO VIT Total Return Portfolio—Advisor Class	3,426	(657)	2,769	1,643	(92)	1,551
UIF U.S. Real Estate Portfolio—Class II	1,468	(1,628)	(160)	2,792	(435)	2,357
Victory VIF Diversified Stock Fund—Class A Shares	68	(385)	(317)	173	(332)	(159)

Not all investment divisions are available under all policies.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights Assets (Net and Units Outstanding in 000’s):

The following table presents financial highlights for each Investment Division as of December 31, 2015, 2014, 2013, 2012 and 2011:

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP Bond—Initial Class	2015	$55,815	2,776	$14.43 to $22.01	2.2% to 3.1%	2.3%
	2014	65,630	3,229	14.67 to 22.27	3.9% to 4.4%	2.0%
	2013	73,255	3,763	14.12 to 21.35	(3.6%) to (3.2%)	1.8%
	2012	96,958	4,822	14.65 to 22.05	2.7% to 3.2%	2.3%
	2011	108,114	5,576	14.26 to 21.36	5.3% to 5.8%	3.1%
MainStay VP Cash Management—Initial Class	2015	$161,802	115,926	$0.92 to $9.95	(3.6%) to (0.9%)	0.0%
	2014	152,542	113,226	0.94 to 9.30	(1.8%) to (1.3%)	0.0%
	2013	173,690	133,931	0.95 to 9.43	(1.8%) to (1.3%)	0.0%
	2012	216,181	171,514	0.97 to 9.55	(1.8%) to (0.5%)	0.0%
	2011	332,005	268,900	0.99 to 9.68	(1.8%) to (1.3%)	0.0%
MainStay VP Common Stock—Initial Class	2015	$88,733	2,647	$14.04 to $40.94	11.3% to 12.3%	1.3%
	2014	101,939	3,079	14.14 to 41.16	12.4% to 12.9%	1.2%
	2013	101,032	3,440	12.54 to 36.45	33.2% to 33.8%	1.5%
	2012	84,980	3,836	9.39 to 27.24	14.6% to 15.1%	1.6%
	2011	89,176	4,720	8.17 to 23.67	(0.3%) to 0.2%	1.5%
MainStay VP Convertible—Initial Class	2015	$75,437	2,842	$16.88 to $31.96	2.7% to 3.6%	2.7%
	2014	85,042	3,106	17.39 to 32.84	6.0% to 6.5%	3.3%
	2013	90,370	3,524	16.36 to 30.84	23.1% to 23.6%	2.4%
	2012	83,964	4,072	13.26 to 24.95	7.1% to 7.6%	2.9%
	2011	94,613	5,006	12.35 to 23.19	(6.5%) to (6.1%)	2.3%
MainStay VP Cornerstone Growth—Initial Class	2015	$88,979	3,824	$8.85 to $26.46	7.6% to 8.5%	0.0%
	2014	99,837	4,359	8.77 to 26.15	6.8% to 7.3%	0.6%
	2013	105,987	4,991	8.19 to 24.37	22.4% to 23.0%	0.8%
	2012	99,063	5,805	6.67 to 19.82	12.8% to 13.3%	0.4%
	2011	100,612	6,678	5.90 to 17.49	(3.2%) to (2.7%)	0.4%
MainStay VP Eagle Small Cap Growth—Initial Class	2015	$61,908	4,931	$12.37 to $12.61	(2.1%) to (1.1%)	0.0%
	2014	76,873	5,979	12.72 to 12.90	0.6% to 1.1%	0.0%
	2013	89,790	7,055	12.64 to 12.76	28.5% to 29.1%	0.1%
	2012	85,004	8,616	9.84 to 9.88	(1.6%) to (1.2%)	0.0%
MainStay VP Emerging Markets Equity—Initial Class	2015	$14,569	2,181	$6.57 to $6.69	(28.9%) to (28.3%)	1.3%
	2014	20,507	2,537	7.99 to 8.09	(13.6%) to (13.2%)	1.1%
	2013	27,352	2,936	9.24 to 9.32	(7.2%) to (6.7%)	0.7%
	2012	36,809	3,695	9.96 to 10.00	(0.4%) to 0.0%	0.0%
MainStay VP Government—Initial Class	2015	$36,890	2,033	$13.15 to $20.01	1.4% to 2.3%	2.7%
	2014	43,688	2,381	13.33 to 20.19	2.7% to 3.2%	3.0%
	2013	49,714	2,804	12.98 to 19.57	(4.2%) to (3.8%)	3.2%
	2012	66,743	3,641	13.55 to 20.35	2.1% to 2.5%	2.9%
	2011	79,061	4,419	13.28 to 19.85	4.0% to 4.5%	3.2%
MainStay VP High Yield Corporate Bond—Initial Class	2015	$216,783	6,848	$21.97 to $36.11	(3.5%) to (2.6%)	5.7%
	2014	259,677	7,966	22.68 to 37.20	(0.1%) to 0.4%	5.5%
	2013	308,798	9,603	22.64 to 37.06	4.7% to 5.1%	5.3%
	2012	343,323	11,286	21.58 to 35.25	11.3% to 11.8%	5.6%
	2011	340,625	12,524	19.33 to 31.52	4.3% to 4.8%	5.9%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP ICAP Select Equity—Initial Class	2015	$138,208	7,389	$17.07 to $23.61	1.0% to 1.9%	2.6%
	2014	165,127	8,378	18.02 to 25.00	6.9% to 7.4%	1.4%
	2013	177,568	9,675	16.82 to 23.39	27.9% to 28.5%	1.5%
	2012	159,708	11,186	13.12 to 18.29	13.5% to 14.0%	2.1%
	2011	170,305	13,605	11.53 to 16.12	(3.2%) to (2.8%)	1.4%
MainStay VP Income Builder—Initial Class	2015	$66,651	2,624	$12.65 to $29.38	0.5% to 1.4%	4.7%
	2014	78,944	2,953	13.32 to 30.87	6.1% to 6.6%	5.7%
	2013	80,981	3,201	12.52 to 28.96	16.2% to 16.7%	4.3%
	2012	76,975	3,543	10.74 to 24.81	12.9% to 13.4%	4.2%
	2011	76,082	3,965	9.49 to 21.88	2.2% to 2.7%	3.8%
MainStay VP International Equity—Initial Class	2015	$28,699	1,326	$15.32 to $25.64	(0.4%) to 0.5%	1.0%
	2014	29,553	1,414	14.67 to 24.49	(4.4%) to (4.0%)	0.6%
	2013	36,530	1,679	15.30 to 25.50	13.0% to 13.5%	1.1%
	2012	38,330	2,009	13.51 to 22.46	17.3% to 17.8%	1.7%
	2011	40,783	2,546	11.49 to 19.07	(17.6%) to (17.2%)	3.1%
MainStay VP Janus Balanced—Initial Class	2015	$198,388	15,114	$12.91 to $13.17	5.5% to 6.5%	1.8%
	2014	226,524	17,132	13.06 to 13.25	6.7% to 7.2%	1.4%
	2013	241,187	19,543	12.25 to 12.36	18.0% to 18.5%	1.4%
	2012	236,295	22,693	10.38 to 10.43	3.8% to 4.3%	0.0%
MainStay VP Large Cap Growth—Initial Class	2015	$43,333	2,010	$11.72 to $25.12	13.2% to 14.2%	0.0%
	2014	43,622	2,100	11.22 to 24.00	8.6% to 9.1%	0.0%
	2013	47,325	2,508	10.30 to 22.00	34.0% to 34.6%	0.3%
	2012	40,619	2,921	7.67 to 16.34	11.0% to 11.5%	0.0%
	2011	41,125	3,357	6.89 to 14.65	(2.1%) to (1.7%)	0.0%
MainStay VP MFS® Utilities—Initial Class	2015	$1,470	123	$11.78 to $11.98	(7.0%) to (6.2%)	3.4%
	2014	2,507	177	14.01 to 14.19	10.6% to 11.1%	1.7%
	2013	2,433	191	12.66 to 12.77	18.1% to 18.7%	2.2%
	2012	2,518	234	10.72 to 10.76	7.2% to 7.6%	0.0%
MainStay VP Mid Cap Core—Initial Class	2015	$61,361	2,259	$27.07 to $30.84	6.2% to 7.1%	0.5%
	2014	74,946	2,618	28.50 to 32.61	12.3% to 12.8%	0.5%
	2013	75,924	2,990	25.27 to 29.05	39.6% to 40.2%	1.0%
	2012	59,188	3,265	18.02 to 20.81	15.4% to 15.9%	0.7%
	2011	62,376	3,988	15.55 to 18.04	(4.8%) to (4.3%)	0.8%
MainStay VP S&P 500 Index—Initial Class	2015	$184,942	5,771	$14.44 to $40.09	10.4% to 11.4%	1.4%
	2014	211,827	6,584	14.51 to 40.21	11.3% to 11.8%	1.4%
	2013	212,379	7,360	13.01 to 35.98	29.6% to 30.2%	1.6%
	2012	185,880	8,406	10.02 to 27.64	13.5% to 14.0%	1.6%
	2011	188,168	9,836	8.80 to 24.23	0.0% to 0.4%	1.6%
MainStay VP T. Rowe Price Equity Income—Initial Class	2015	$55,329	4,143	$13.15 to $13.38	(3.2%) to (2.3%)	1.7%
	2014	68,620	4,721	14.37 to 14.55	5.8% to 6.2%	1.4%
	2013	76,920	5,620	13.58 to 13.70	28.0% to 28.6%	1.3%
	2012	66,549	6,250	10.61 to 10.66	6.1% to 6.6%	0.0%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP U.S. Small Cap—Initial Class	2015	$24,439	1,316	$17.29 to $27.58	(1.2%) to (0.3%)	0.5%
	2014	28,813	1,471	18.27 to 29.22	4.6% to 5.1%	0.3%
	2013	33,039	1,776	17.42 to 27.93	35.4% to 36.0%	0.7%
	2012	25,636	1,870	12.83 to 20.63	10.7% to 11.2%	0.4%
	2011	28,108	2,280	11.55 to 18.63	(4.5%) to (4.1%)	0.8%
MainStay VP Van Eck Global Hard Assets—Initial Class	2015	$120,735	23,260	$5.11 to $8.23	(47.6%) to (39.8%)	0.4%
	2014	188,202	23,981	7.76 to 8.93	(20.3%) to (19.9%)	0.4%
	2013	255,285	26,032	9.73 to 11.15	8.9% to 9.5%	1.1%
	2012	276,562	30,876	8.94 to 10.19	(10.6%) to 1.9%	0.0%
Dreyfus IP Technology Growth Portfolio—Initial Shares	2015	$13,976	769	$17.71 to $27.40	9.3% to 10.3%	0.0%
	2014	13,374	765	16.95 to 26.29	4.9% to 5.3%	0.0%
	2013	14,527	876	16.12 to 25.07	30.4% to 31.0%	0.0%
	2012	14,983	1,188	12.34 to 19.23	13.5% to 14.0%	0.0%
	2011	12,641	1,142	10.84 to 16.94	(9.5%) to (9.1%)	0.0%
Fidelity® VIP Contrafund® Portfolio—Initial Class	2015	$148,106	4,049	$20.93 to $42.45	8.6% to 9.6%	1.0%
	2014	167,877	4,568	21.13 to 42.76	9.9% to 10.4%	0.9%
	2013	175,388	5,301	19.18 to 38.74	28.9% to 29.5%	1.0%
	2012	156,076	6,127	14.84 to 29.92	14.3% to 14.8%	1.3%
	2011	163,620	7,480	12.96 to 26.07	(4.3%) to (3.9%)	0.9%
Fidelity® VIP Equity-Income Portfolio—Initial Class	2015	$58,273	2,455	$16.58 to $26.66	0.6% to 1.5%	3.1%
	2014	70,378	2,808	17.58 to 28.16	6.7% to 7.2%	2.7%
	2013	77,265	3,323	16.48 to 26.26	25.8% to 26.4%	2.4%
	2012	68,188	3,709	13.09 to 20.78	15.2% to 15.7%	3.0%
	2011	69,655	4,408	11.34 to 17.97	(0.9%) to (0.4%)	2.3%
Janus Aspen Global Research Portfolio—Institutional Shares	2015	$59,025	3,000	$8.41 to $22.01	1.2% to 2.1%	0.7%
	2014	67,675	3,317	8.75 to 22.85	5.5% to 6.0%	1.1%
	2013	73,138	3,823	8.27 to 21.56	26.1% to 26.6%	1.2%
	2012	65,403	4,350	6.55 to 17.03	17.9% to 18.4%	0.9%
	2011	64,388	5,111	5.54 to 14.38	(15.3%) to (14.9%)	0.6%
MFS® Investors Trust Series—Initial Class	2015	$8,205	485	$14.74 to $23.98	7.2% to 8.2%	0.9%
	2014	9,597	560	14.95 to 24.37	9.0% to 9.5%	0.9%
	2013	10,551	675	13.68 to 22.37	29.6% to 30.2%	1.1%
	2012	9,193	764	10.53 to 17.25	17.0% to 17.5%	0.9%
	2011	8,689	849	8.98 to 14.75	(4.0%) to (3.5%)	0.9%
MFS® Research Series—Initial Class	2015	$10,337	566	$12.83 to $24.53	7.1% to 8.0%	0.7%
	2014	11,653	634	12.93 to 24.79	8.2% to 8.7%	0.8%
	2013	12,090	721	11.92 to 22.91	29.9% to 30.4%	0.3%
	2012	10,832	842	9.16 to 17.64	15.1% to 15.6%	0.8%
	2011	10,924	991	7.93 to 15.33	(2.3%) to (1.8%)	0.8%
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	2015	$1,817	83	$20.94 to $29.98	5.0% to 5.9%	0.0%
	2014	1,948	89	20.97 to 30.04	5.6% to 6.1%	0.0%
	2013	2,039	99	19.76 to 28.33	30.2% to 30.8%	0.0%
	2012	2,187	139	15.11 to 21.67	10.3% to 10.8%	0.0%
	2011	2,108	146	13.63 to 19.56	(1.4%) to (0.9%)	0.0%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
Royce Micro-Cap Portfolio—Investment Class	2015	$54,795	3,950	$8.25 to $14.97	(18.7%) to (12.8%)	0.0%
	2014	75,773	4,676	9.55 to 17.35	(5.3%) to (4.9%)	0.0%
	2013	86,271	5,002	10.05 to 18.24	18.8% to 19.4%	0.5%
	2012	78,610	5,369	8.42 to 15.29	5.6% to 6.2%	0.0%
	2011	77,789	5,562	13.12 to 14.41	(14.5%) to (13.3%)	2.4%
MainStay VP Balanced—Service Class	2015	$122,340	7,819	$9.51 to $16.69	(4.9%) to 4.6%	0.9%
	2014	127,124	7,664	13.51 to 17.40	8.6% to 9.1%	0.7%
	2013	113,358	7,436	12.38 to 15.95	19.3% to 19.9%	1.0%
	2012	87,556	6,859	10.32 to 13.30	3.2% to 10.5%	1.1%
	2011	84,264	7,288	11.19 to 12.03	0.7% to 1.2%	1.3%
MainStay VP Bond—Service Class	2015	$122,339	9,770	$9.80 to $13.57	(2.0%) to 2.7%	2.1%
	2014	139,506	10,888	10.08 to 13.76	3.6% to 4.1%	1.7%
	2013	148,906	11,975	9.68 to 13.22	(3.9%) to (3.4%)	1.5%
	2012	199,192	15,300	10.02 to 13.69	0.2% to 3.0%	2.2%
	2011	188,440	14,709	11.34 to 13.25	4.9% to 5.5%	3.1%
MainStay VP Common Stock—Service Class	2015	$56,098	2,724	$9.67 to $22.27	(3.3%) to 11.9%	1.1%
	2014	63,899	2,990	15.44 to 22.45	12.2% to 12.7%	1.1%
	2013	48,670	2,524	13.70 to 19.93	32.8% to 33.5%	1.4%
	2012	37,058	2,538	10.26 to 14.93	2.6% to 14.9%	1.4%
	2011	37,069	2,902	10.31 to 13.00	(0.5%) to 0.0%	1.2%
MainStay VP Conservative Allocation—Service Class	2015	$325,149	23,133	$9.48 to $14.61	(5.2%) to (0.4%)	2.1%
	2014	347,963	23,693	11.68 to 15.07	2.1% to 2.6%	2.3%
	2013	341,757	23,793	11.38 to 14.69	10.7% to 11.2%	2.3%
	2012	297,186	22,895	10.23 to 13.21	2.3% to 8.9%	2.0%
	2011	255,258	21,300	11.75 to 12.12	0.8% to 1.3%	2.1%
MainStay VP Convertible—Service Class	2015	$171,982	9,498	$9.33 to $20.29	(6.7%) to 3.2%	2.5%
	2014	194,321	10,174	12.23 to 20.90	5.7% to 6.3%	2.8%
	2013	193,640	10,608	11.52 to 19.68	22.7% to 23.4%	2.2%
	2012	160,845	10,684	9.34 to 15.96	1.7% to 7.4%	2.7%
	2011	167,566	11,796	12.20 to 14.73	(7.2%) to (6.3%)	2.2%
MainStay VP Cornerstone Growth—Service Class	2015	$31,321	1,827	$9.72 to $17.81	(2.8%) to 8.1%	0.0%
	2014	35,037	2,047	13.35 to 17.70	6.6% to 7.1%	0.4%
	2013	36,538	2,280	12.46 to 16.58	22.1% to 22.7%	0.6%
	2012	33,316	2,538	10.15 to 13.55	1.5% to 13.1%	0.2%
	2011	31,101	2,677	10.50 to 12.01	(3.4%) to (2.9%)	0.2%
MainStay VP Cushing® Renaissance Advantage—Service Class	2015	$2,025	272	$7.42 to $8.66	(32.5%) to (32.3%)	0.8%
MainStay VP Eagle Small Cap Growth—Service Class	2015	$34,036	2,806	$9.56 to $13.25	(4.4%) to (1.6%)	0.0%
	2014	35,167	2,785	11.66 to 13.59	0.4% to 0.9%	0.0%
	2013	36,744	2,912	11.60 to 13.47	16.0% to 28.8%	0.0%
	2012	29,977	3,049	9.81 to 10.46	(1.9%) to 4.6%	0.0%
MainStay VP Emerging Markets Equity—Service Class	2015	$59,948	9,048	$6.51 to $9.61	(29.3%) to (22.6%)	1.0%
	2014	78,743	9,797	7.93 to 8.81	(13.8%) to (13.4%)	0.9%
	2013	95,712	10,315	9.20 to 10.17	(7.4%) to (6.9%)	0.5%
	2012	109,434	10,982	9.94 to 10.92	(0.6%) to 9.2%	0.0%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP Floating Rate—Service Class	2015	$211,604	18,161	$9.63 to $12.02	(3.7%) to (1.9%)	3.7%
	2014	224,762	18,944	10.41 to 12.17	(1.2%) to (0.7%)	3.7%
	2013	245,379	20,414	10.48 to 12.26	2.3% to 2.8%	3.9%
	2012	218,377	18,529	10.20 to 11.94	2.0% to 5.4%	3.9%
	2011	209,517	18,743	10.97 to 11.31	0.1% to 0.6%	3.9%
MainStay VP Government—Service Class	2015	$67,940	5,770	$9.78 to $12.47	(1.6%) to 1.9%	2.6%
	2014	77,431	6,474	9.89 to 12.61	2.4% to 3.0%	2.8%
	2013	85,345	7,292	9.61 to 12.26	(4.5%) to (4.0%)	2.8%
	2012	118,054	9,611	10.01 to 12.78	0.1% to 2.3%	2.8%
	2011	121,813	10,048	10.73 to 12.49	3.8% to 4.3%	3.1%
MainStay VP Growth Allocation—Service Class	2015	$164,081	11,448	$9.16 to $17.61	(8.4%) to (1.6%)	1.7%
	2014	167,383	10,921	13.18 to 18.47	2.7% to 3.2%	1.2%
	2013	132,909	9,031	12.77 to 17.89	28.1% to 28.8%	0.8%
	2012	92,730	8,128	9.92 to 13.90	4.4% to 13.6%	0.8%
	2011	87,159	8,667	9.58 to 12.23	(4.7%) to (4.2%)	0.7%
MainStay VP High Yield Corporate Bond—Service Class	2015	$708,474	44,173	$9.34 to $19.57	(6.6%) to (3.0%)	5.6%
	2014	829,020	48,535	10.93 to 20.22	(0.3%) to 0.2%	5.6%
	2013	870,032	49,578	10.91 to 20.20	4.4% to 4.9%	5.4%
	2012	873,062	50,258	10.40 to 19.27	4.0% to 11.6%	5.7%
	2011	707,898	44,028	12.58 to 17.28	3.7% to 4.6%	6.0%
MainStay VP ICAP Select Equity—Service Class	2015	$246,434	12,851	$9.27 to $20.63	(7.3%) to 1.5%	2.4%
	2014	294,249	14,303	13.97 to 21.80	6.6% to 7.2%	1.2%
	2013	304,615	15,680	13.05 to 20.35	27.6% to 28.2%	1.4%
	2012	258,965	16,869	10.18 to 15.88	4.1% to 13.7%	1.9%
	2011	257,145	18,930	11.32 to 13.92	(3.5%) to (3.0%)	1.2%
MainStay VP Income Builder—Service Class	2015	$99,229	6,165	$9.25 to $18.08	(7.5%) to 1.0%	4.6%
	2014	101,391	5,771	12.71 to 19.06	5.9% to 6.4%	5.4%
	2013	77,622	4,638	11.95 to 17.93	15.9% to 16.5%	4.5%
	2012	53,735	3,655	10.26 to 15.41	2.6% to 13.2%	4.2%
	2011	42,069	3,198	12.05 to 13.63	0.8% to 2.5%	3.7%
MainStay VP International Equity—Service Class	2015	$118,971	7,373	$9.72 to $18.68	(2.8%) to 0.1%	0.7%
	2014	130,025	8,316	9.91 to 17.89	(4.6%) to (4.2%)	0.4%
	2013	144,942	8,664	10.35 to 18.68	12.7% to 13.3%	0.9%
	2012	134,786	8,845	9.14 to 16.50	5.6% to 17.6%	1.5%
	2011	129,225	9,844	9.26 to 13.94	(18.0%) to (17.4%)	3.0%
MainStay VP Janus Balanced—Service Class	2015	$196,029	15,256	$9.70 to $13.04	(3.0%) to 6.0%	1.6%
	2014	200,957	15,351	12.95 to 13.16	6.4% to 7.0%	1.2%
	2013	192,130	15,671	12.10 to 12.30	17.7% to 18.2%	1.3%
	2012	160,772	15,465	10.24 to 10.40	2.4% to 4.0%	0.0%
MainStay VP Large Cap Growth—Service Class	2015	$138,218	6,741	$10.12 to $22.15	1.2% to 13.8%	0.0%
	2014	129,311	6,437	14.46 to 21.24	8.3% to 8.9%	0.0%
	2013	123,200	6,640	13.28 to 19.55	33.6% to 34.3%	0.1%
	2012	92,835	6,639	9.90 to 14.59	1.5% to 11.3%	0.0%
	2011	81,716	6,451	11.99 to 13.13	(3.1%) to (1.8%)	0.0%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP Marketfield—Service Class	2015	$71,237	8,222	$8.59 to $9.67	(22.0%) to (10.8%)	0.0%
	2014	87,461	9,163	9.51 to 9.57	(13.7%) to (13.3%)	0.0%
	2013	90,764	8,231	11.01 to 11.04	10.1% to 10.4%	0.0%
MainStay VP MFS® Utilities—Service Class	2015	$410,264	34,970	$8.20 to $11.89	(18.0%) to (6.5%)	3.6%
	2014	543,079	38,700	13.65 to 14.11	10.3% to 10.9%	1.6%
	2013	489,480	38,612	12.31 to 12.72	17.8% to 18.4%	2.2%
	2012	409,415	38,131	10.39 to 10.74	3.9% to 7.4%	0.0%
MainStay VP Mid Cap Core—Service Class	2015	$180,771	6,999	$9.23 to $28.90	(7.7%) to 6.7%	0.3%
	2014	223,022	7,947	15.69 to 30.50	12.0% to 12.6%	0.3%
	2013	218,656	8,600	13.95 to 27.11	39.2% to 39.9%	0.9%
	2012	163,677	8,808	9.97 to 19.39	5.5% to 15.6%	0.5%
	2011	162,258	9,996	11.92 to 16.69	(5.0%) to (4.5%)	0.6%
MainStay VP Moderate Allocation—Service Class	2015	$384,063	26,536	$9.40 to $15.37	(6.0%) to (0.3%)	2.2%
	2014	412,016	27,138	12.44 to 15.88	2.4% to 3.0%	2.0%
	2013	398,743	26,977	12.08 to 15.42	16.6% to 17.2%	1.8%
	2012	333,621	26,360	10.31 to 13.15	3.1% to 10.8%	1.5%
	2011	291,464	25,540	11.12 to 11.89	(1.2%) to (0.7%)	1.6%
MainStay VP Moderate Growth Allocation—Service Class	2015	$440,301	29,759	$9.28 to $16.37	(7.2%) to (1.1%)	2.1%
	2014	458,924	29,304	12.89 to 17.03	2.4% to 2.9%	1.7%
	2013	417,004	27,388	12.53 to 16.55	23.3% to 23.9%	1.2%
	2012	301,555	24,373	10.11 to 13.35	4.0% to 12.8%	1.0%
	2011	256,812	23,515	10.30 to 11.84	(3.3%) to (2.8%)	1.0%
MainStay VP PIMCO Real Return—Service Class	2015	$77,587	8,626	$8.77 to $9.76	(5.5%) to (3.1%)	4.0%
	2014	95,672	10,209	9.12 to 9.43	0.5% to 0.9%	0.6%
	2013	107,938	11,600	9.04 to 9.34	(10.8%) to (10.5%)	1.0%
	2012	169,561	16,217	10.10 to 10.44	1.0% to 4.4%	0.0%
MainStay VP S&P 500 Index—Service Class	2015	$209,941	10,618	$9.70 to $21.11	(3.0%) to 11.0%	1.2%
	2014	215,185	10,545	14.73 to 21.23	11.0% to 11.5%	1.3%
	2013	197,514	10,696	13.20 to 19.04	29.3% to 29.9%	1.4%
	2012	161,960	11,278	10.16 to 14.66	1.6% to 13.8%	1.4%
	2011	155,859	12,286	10.69 to 12.86	(0.3%) to 0.2%	1.4%
MainStay VP T. Rowe Price Equity Income—Service Class	2015	$126,937	9,684	$9.08 to $13.28	(9.2%) to (2.7%)	1.5%
	2014	157,455	10,941	14.10 to 14.47	5.5% to 6.0%	1.2%
	2013	166,436	12,239	13.30 to 13.65	27.7% to 28.3%	1.1%
	2012	141,752	13,354	10.36 to 10.64	3.6% to 6.4%	0.0%
MainStay VP Unconstrained Bond—Service Class	2015	$196,996	18,639	$9.45 to $10.80	(5.5%) to (3.7%)	3.2%
	2014	169,103	15,247	10.71 to 11.25	(0.1%) to 0.3%	3.7%
	2013	108,775	9,822	10.68 to 11.21	2.1% to 2.5%	4.6%
	2012	60,954	5,525	10.41 to 10.94	4.1% to 12.0%	7.6%
	2011	16,564	1,689	9.73 to 9.76	(2.7%) to (2.4%)	3.9%
MainStay VP U.S. Small Cap—Service Class	2015	$72,332	3,234	$9.37 to $25.02	(6.3%) to (0.7%)	0.3%
	2014	84,915	3,489	14.04 to 26.46	4.4% to 4.9%	0.1%
	2013	90,809	3,820	13.39 to 25.23	35.0% to 35.7%	0.6%
	2012	67,965	3,788	9.87 to 18.60	5.9% to 11.0%	0.2%
	2011	67,996	4,155	12.88 to 16.70	(4.8%) to (4.3%)	0.7%
American Funds IS® Global Small Capitalization Fund—Class 4	2015	$1,831	199	$9.18 to $9.51	(16.5%) to (16.3%)	0.0%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
American Funds IS® New World Fund®—Class 4	2015	$13,323	1,521	$8.68 to $10.19	(9.7%) to (9.5%)	0.6%
	2014	4,984	544	9.15 to 9.17	(8.5%) to (8.3%)	1.9%
BlackRock® Global Allocation V.I. Fund—Class III	2015	$121,666	11,350	$9.33 to $11.41	(6.7%) to (1.8%)	1.0%
	2014	133,983	12,158	10.85 to 11.69	0.2% to 0.6%	2.3%
	2013	123,710	11,277	10.83 to 11.62	12.4% to 12.9%	1.2%
	2012	77,641	7,982	9.63 to 10.29	2.9% to 8.5%	1.9%
	2011	33,823	3,760	8.91 to 8.94	(10.9%) to (10.6%)	4.6%
BlackRock® High Yield V.I. Fund—Class III	2015	$18,163	1,953	$9.21 to $9.49	(7.9%) to (7.8%)	4.8%
	2014	10,747	1,094	9.81 to 9.83	(7.9%) to (7.8%)	3.1%
Columbia Variable Portfolio—Commodity Strategy Fund—Class 2	2015	$420	56	$7.52 to $8.68	(49.8%) to (49.7%)	0.0%
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2	2015	$241	26	$9.39 to $9.90	(41.3%) to (41.1%)	0.0%
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	2015	$41,152	2,505	$9.12 to $17.71	(8.8%) to (6.0%)	0.6%
	2014	50,451	2,800	12.86 to 19.16	1.2% to 1.7%	0.5%
	2013	52,924	2,969	12.65 to 18.85	31.6% to 32.2%	1.0%
	2012	41,103	3,032	9.57 to 14.25	6.7% to 9.8%	0.3%
	2011	41,653	3,358	12.04 to 12.98	(7.8%) to (7.4%)	0.9%
Dreyfus IP Technology Growth Portfolio—Service Shares	2015	$61,660	2,873	$9.98 to $23.32	(0.2%) to 9.9%	0.0%
	2014	58,080	2,763	13.34 to 22.33	4.6% to 5.1%	0.0%
	2013	58,164	2,876	12.70 to 21.24	30.1% to 30.7%	0.0%
	2012	49,800	3,183	9.72 to 16.26	0.1% to 13.8%	0.0%
	2011	41,658	2,988	12.57 to 14.15	(10.3%) to (9.3%)	0.0%
Fidelity® VIP Contrafund® Portfolio—Service Class 2	2015	$347,510	16,197	$9.56 to $26.24	(4.4%) to 9.1%	0.8%
	2014	362,837	15,802	14.33 to 26.51	9.6% to 10.2%	0.7%
	2013	333,409	15,369	13.02 to 24.09	28.6% to 29.2%	0.8%
	2012	265,143	15,127	10.08 to 18.67	2.1% to 14.6%	1.1%
	2011	255,162	16,347	12.30 to 16.31	(4.7%) to (4.1%)	0.8%
Fidelity® VIP Equity-Income Portfolio—Service Class 2	2015	$100,803	5,710	$9.21 to $18.56	(7.9%) to 1.1%	2.8%
	2014	123,979	6,529	13.88 to 19.65	6.5% to 7.0%	2.6%
	2013	127,210	7,135	12.97 to 18.37	25.5% to 26.1%	2.3%
	2012	108,264	7,608	10.29 to 14.58	2.9% to 15.5%	2.8%
	2011	104,588	8,503	10.04 to 12.62	(1.2%) to (0.7%)	2.2%
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	2015	$16,419	1,418	$9.92 to $11.71	(0.8%) to (0.6%)	0.0%
	2014	1,247	111	11.24 to 11.27	12.4% to 12.7%	0.0%
Fidelity® VIP Mid Cap Portfolio—Service Class 2	2015	$161,100	6,556	$9.29 to $28.73	(7.1%) to 1.5%	0.2%
	2014	190,874	7,272	13.04 to 29.63	4.1% to 4.6%	0.0%
	2013	202,381	7,874	12.47 to 28.35	33.4% to 34.0%	0.3%
	2012	167,099	8,508	9.31 to 21.17	4.1% to 13.0%	0.4%
	2011	164,575	9,291	12.36 to 18.75	(13.1%) to (12.0%)	0.0%
Invesco V.I. American Value Fund—Series II Shares	2015	$12,066	1,078	$8.64 to $11.39	(13.6%) to (3.4%)	0.0%
	2014	10,916	859	12.65 to 12.74	7.6% to 8.0%	0.2%
	2013	3,607	306	11.76 to 11.79	17.6% to 17.9%	0.6%
Invesco V.I. International Growth Fund—Series II Shares	2015	$19,175	2,075	$8.93 to $10.18	(10.7%) to (10.5%)	1.5%
	2014	7,209	745	9.65 to 9.68	(3.5%) to (3.2%)	1.2%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
Janus Aspen Global Research Portfolio—Service Shares	2015	$38,844	2,461	$8.98 to $16.76	(10.2%) to 1.7%	0.5%
	2014	40,620	2,435	12.53 to 17.44	5.2% to 5.7%	1.0%
	2013	40,906	2,579	11.85 to 16.50	25.7% to 26.4%	1.1%
	2012	31,664	2,503	9.38 to 13.06	9.8% to 18.2%	0.8%
	2011	27,166	2,522	9.23 to 11.00	(15.6%) to (15.1%)	0.5%
MFS® Investors Trust Series—Service Class	2015	$18,540	1,050	$9.66 to $21.52	(3.4%) to 7.7%	0.7%
	2014	15,349	780	14.71 to 21.84	8.7% to 9.2%	0.8%
	2013	12,570	668	13.47 to 20.02	29.3% to 30.0%	1.0%
	2012	8,341	564	10.36 to 15.42	3.6% to 17.2%	0.7%
	2011	6,736	520	9.93 to 13.16	(4.3%) to (0.7%)	0.7%
MFS® Research Series—Service Class	2015	$11,786	586	$9.64 to $23.44	(3.6%) to 7.6%	0.5%
	2014	12,887	620	14.53 to 23.64	7.9% to 8.5%	0.6%
	2013	12,082	609	13.39 to 21.81	29.6% to 30.2%	0.3%
	2012	9,074	570	10.28 to 16.75	2.8% to 15.3%	0.6%
	2011	7,566	534	11.64 to 14.52	(2.5%) to (2.0%)	0.6%
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S	2015	$64,660	2,943	$9.33 to $26.95	(6.7%) to 5.5%	0.0%
	2014	47,261	2,012	13.73 to 27.08	5.3% to 5.9%	0.0%
	2013	45,532	1,977	12.97 to 25.60	29.9% to 30.5%	0.0%
	2012	35,906	1,983	9.95 to 19.64	2.1% to 10.6%	0.0%
	2011	30,337	1,787	13.77 to 17.77	(1.9%) to (1.1%)	0.0%
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	2015	$49,716	4,786	$9.79 to $10.52	(2.1%) to (1.9%)	3.6%
	2014	20,154	1,895	10.62 to 10.64	1.1% to 1.4%	1.0%
PIMCO VIT Total Return Portfolio—Advisor Class	2015	$43,096	4,320	$9.80 to $10.03	(2.0%) to (1.8%)	5.7%
	2014	15,706	1,551	10.11 to 10.14	6.2% to 6.4%	2.1%
UIF U.S. Real Estate Portfolio—Class II	2015	$31,971	2,794	$10.12 to $11.52	1.2% to 28.4%	1.2%
	2014	33,767	2,954	11.38 to 11.46	27.2% to 27.7%	1.2%
	2013	5,349	597	8.95 to 8.97	(10.5%) to (10.3%)	0.6%
Victory VIF Diversified Stock Fund—Class A Shares	2015	$16,546	966	$9.59 to $17.92	(4.1%) to 3.9%	0.6%
	2014	23,158	1,283	14.31 to 18.75	8.2% to 8.7%	0.9%
	2013	24,028	1,442	13.17 to 17.26	31.5% to 32.1%	0.6%
	2012	16,202	1,280	9.97 to 13.07	3.5% to 14.7%	0.9%
	2011	17,292	1,563	10.04 to 11.40	(8.5%) to (8.1%)	0.7%
Not all Investment Divisions are available under all policies.
Charges and fees levied by NYLIAC are disclosed in Note 3.
Expenses as a percent of average variable accumulation value are 1.30% to 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
________________

[1]
Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

[2]
These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of New York Life Insurance and Annuity Corporation
and the Variable Annuity Separate Account-III Policyowners:

In our opinion, the accompanying statement of assets and liabilities, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Annuity Separate Account-III as of December 31, 2015, the results of each of its operations for the year ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of New York Life Insurance and Annuity Corporation management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2015 by correspondence with the transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 28, 2016

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS
(GAAP Basis)
December 31, 2015 and 2014

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
	December 31,
	2015	2014
	(in millions)
Assets
Fixed maturities (includes securities pledged as collateral that can be sold or repledged of $586 and $537 in 2015 and 2014, respectively):
Available-for-sale, at fair value	$77,160	$75,653
Securities, at fair value	1,464	1,197
Equity securities:
Available-for-sale, at fair value	40	35
Securities, at fair value	501	757
Mortgage loans, net of allowances	12,757	10,927
Policy loans	877	869
Securities purchased under agreements to resell	298	133
Investments in affiliates	540	2,287
Other investments	1,149	1,210
Total investments	94,786	93,068

Cash and cash equivalents	2,288	710
Deferred policy acquisition costs	3,530	3,041
Interest in annuity contracts	6,472	6,260
Amounts recoverable from reinsurer:
Affiliated	4,323	4,410
Unaffiliated	1,537	1,546
Other assets	1,502	1,505
Separate account assets	28,755	28,965
Total assets	$143,193	$139,505

Liabilities
Policyholders’ account balances	$70,006	$66,876
Future policy benefits	18,380	16,688
Policy claims	300	347
Obligations under structured settlement agreements	6,472	6,260
Amounts payable to reinsurer:
Affiliated	4,259	4,370
Unaffiliated	51	52
Other liabilities	2,670	3,186
Separate account liabilities	28,755	28,965
Total liabilities	130,893	126,744

Stockholder’s Equity
Capital stock : par value $10,000
(20,000 shares authorized,
2,500 issued and outstanding)	25	25
Additional paid in capital	3,928	3,928
Accumulated other comprehensive income	975	2,064
Retained earnings	7,369	6,744
Total New York Life and Annuity stockholder’s equity	12,297	12,761
Non-controlling interest	3	—
Total stockholder’s equity	12,300	12,761
Total liabilities and stockholder’s equity	$143,193	$139,505
The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2015	2014	2013
	(in millions)

Revenues
Premiums	$2,432	$3,123	$3,384
Fees-universal life and annuity policies	1,019	1,017	889
Net investment income	3,767	3,730	3,652
Net investment gains (losses):
Other-than-temporary impairments on fixed maturities	(107)	(30)	(45)
Other-than-temporary impairments on fixed maturities
recognized in accumulated other comprehensive income	13	1	11
All other net investment gains (losses)	154	467	(65)
Total net investment gains (losses)	60	438	(99)
Net revenue from reinsurance	97	86	71
Other income	125	100	94
Total revenues	7,500	8,494	7,991

Expenses
Interest credited to policyholders’ account balances	2,061	2,199	1,847
Increase in liabilities for future policy benefits	1,633	2,451	2,718
Policyholder benefits	1,491	1,341	1,164
Operating expenses	1,466	1,129	1,363
Total expenses	6,651	7,120	7,092

Income before income taxes	849	1,374	899
Income tax expense	224	391	242
Net income	$625	$983	$657

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Year Ended December 31,
	2015	2014	2013
	(in millions)

Net income	$625	$983	$657

Other comprehensive (loss) gain income, net of tax:
Foreign currency translation adjustment:	(3)	(1)	1
Less: reclassification adjustment for currency translation gains
included in net income	—	—	—
Foreign currency translation adjustment, net	(3)	(1)	1

Net unrealized investment (losses) gains:
Net unrealized investment (losses) gains arising during the period	(1,130)	1,175	(1,999)
Less: reclassification adjustment for net unrealized investment gains
included in net income	(44)	73	63
Net unrealized investment (losses) gains, net	(1,086)	1,102	(2,062)
Other comprehensive (loss) income, net of tax	(1,089)	1,101	(2,061)

Comprehensive (loss) income	$(464)	$2,084	$(1,404)

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
Years Ended December 31, 2015, 2014 and 2013
(in millions)

	Capital Stock	Additional Paid In Capital	Accumulated Other Comprehensive Income	Retained Earnings	New York Life and Annuity Stockholder’s Equity	Non- Controlling Interest	Total Stockholder’s Equity
Balance at December 31,2012	$25	$3,928	$3,024	$5,118	$12,095	$—	$12,095
Cumulative effect of a change in
accounting principle, net of tax	—	—	—	(14)	(14)	—	(14)
Balance at January 1, 2013, as adjusted	$25	$3,928	$3,024	$5,104	$12,081	$—	$12,081
Net income	—	—	—	657	657	—	657
Other comprehensive loss, net of tax	—	—	(2,061)	—	(2,061)	—	(2,061)
Balance at December 31, 2013	$25	$3,928	$963	$5,761	$10,677	$—	$10,677
Net income	—	—	—	983	983	—	983
Other comprehensive income, net of tax	—	—	1,101	—	1,101	—	1,101
Balance at December 31, 2014	$25	$3,928	$2,064	$6,744	$12,761	$—	$12,761
Consolidation of less than 100% owned entities	—	—	—	—	—	3	3
Net income	—	—	—	625	625	—	625
Other comprehensive loss, net of tax	—	—	(1,089)	—	(1,089)	—	(1,089)
Balance at December 31, 2015	$25	$3,928	$975	$7,369	$12,297	$3	$12,300

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF CASH FLOW

	Year Ended December 31,
	2015	2014	2013
	(in millions)
Cash Flows from Operating Activities
Net income	$625	$983	$657
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	22	23	41
Net capitalization of deferred policy acquisition costs	(42)	(314)	(44)
Universal life and annuity fees	(786)	(743)	(718)
Interest credited to policyholders’ account balances	2,061	2,199	1,847
Capitalized interest and dividends reinvested	(234)	(228)	(207)
Net investment (gains) losses	(60)	(438)	99
Equity in earnings of limited partnerships	17	(14)	(18)
Deferred income tax (benefit) expense	(45)	133	54
Net revenue from intercompany reinsurance	(2)	(1)	(1)
Net change in unearned revenue liability	56	60	140
Changes in:
Other assets and other liabilities	(45)	(111)	53
Book overdrafts	(14)	20	14
Reinsurance receivables and payables	15	4	(59)
Policy claims	(47)	8	69
Future policy benefits	1,661	2,463	2,685
Net cash provided by operating activities	3,182	4,044	4,612

Cash Flows from Investing Activities
Proceeds from:
Sale of available-for-sale fixed maturities	3,970	2,474	3,979
Maturity and repayment of available-for-sale fixed maturities	7,994	7,829	9,329
Sale of equity securities	24	78	34
Repayment of mortgage loans	1,340	1,309	1,167
Sale of other investments	2,233	1,997	2,134
Sale of securities, at fair value	1,571	679	280
Maturity and repayment of securities, at fair value	13	48	61
Cost of:
Available-for-sale fixed maturities acquired	(13,505)	(12,296)	(16,219)
Equity securities acquired	(29)	(2)	—
Mortgage loans acquired	(3,183)	(2,460)	(2,431)
Acquisition of other investments	(2,051)	(2,045)	(1,962)
Acquisition of securities, at fair value	(1,834)	(1,753)	(1,013)
Securities purchased under agreements to resell	(165)	(32)	(42)
Cash collateral (paid) received on derivatives	(1)	(4)	7
Policy loans	1	(6)	12
Consolidation of entities	24	—	—
Net cash used in investing activities	(3,598)	(4,184)	(4,664)

Cash Flows from Financing Activities
Policyholders’ account balances:
Deposits	9,764	7,735	6,116
Withdrawals	(6,191)	(6,030)	(4,325)
Net transfers to the separate accounts	(1,796)	(1,761)	(1,518)
Increase in loaned securities	50	50	39
Securities sold under agreements to repurchase	—	—	(76)
Net paydowns from debt	(2)	(1)	(4)
Cash collateral received (paid) on derivatives	159	265	(215)
Net cash provided by financing activities	1,984	258	17
Effect of exchange rate changes on cash and cash equivalents	10	(2)	(4)
Net increase (decrease) in cash and cash equivalents	1,578	116	(39)
Cash and cash equivalents, beginning of year	710	594	633
Cash and cash equivalents, end of year	$2,288	$710	$594

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(GAAP Basis)

DECEMBER 31, 2015, 2014 AND 2013

NOTE 1 – NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company’s primary business operations are its Insurance and Agency and Investment Groups. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life’s career agency force with certain products also marketed through third-party banks, brokers and independent financial advisors.

NOTE 2 – BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation with majority owned and controlled subsidiaries, as well as a variable interest entity in which the Company is considered the primary beneficiary, and two private investment funds targeted at third-party investors. All intercompany transactions have been eliminated in consolidation.

The Delaware State Insurance Department (“DSID”) recognizes only statutory accounting practices for determining and reporting the financial position and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. Refer to Note 19 - Statutory Financial Information for further discussion.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 9 - Fair Value Measurements. The amortized

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

cost of fixed maturities is adjusted for amortization of premium and accretion of discount. Interest income, as well as the related amortization of premium and accretion of discount, is included in Net investment income. The Company accrues interest income on fixed maturities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

Unrealized gains and losses on available-for-sale fixed maturity investments are reported as net unrealized investment gains or losses in Accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions, based on data obtained from external sources or internal estimates. For mortgage-backed and asset-backed securities, projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at the date of acquisition), the adjustments to amortized cost are recorded as a charge or credit to Net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities, and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

The cost basis of fixed maturities is adjusted for impairments in value deemed to be other-than-temporary, with a loss recognized in Net investment gains or losses. The new cost basis is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, impaired fixed maturities are accounted for as if purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Factors considered in evaluating whether a decline in the value of fixed maturities is other-than-temporary include: (1) whether the decline is substantial; (2) the duration of time that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. Mortgage-backed and asset-backed securities rated below AA at acquisition, when the fair value is below amortized cost and there are negative changes in estimated future cash flows, are deemed other-than-temporary impaired securities.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity’s cost and its fair value is recognized in earnings only when either the Company (1) has the intent to sell the fixed maturity security or (2) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If these conditions do not exist, an OTTI would be recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the net present value of projected future cash flows expected to be collected. The difference between the fair value and the present value of projected future cash flows expected to be collected represents the portion of OTTI related to other-than credit factors (“non-credit loss”) and is recognized in AOCI. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity prior to impairment.

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults and recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, information such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate the recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

Equity securities, which are deemed unaffiliated, are carried at fair value. For a discussion on valuation methods for equity securities, refer to Note 9 - Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are recorded as net unrealized investment gains or losses in AOCI, net of deferred taxes and related adjustments.

When it is determined that a decline in value of an available-for-sale equity security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with the associated realized loss reported in Net investment gains or losses. The new cost basis is not adjusted for subsequent increases in estimated fair value. Factors considered in evaluating whether a decline in value of an available-for-sale equity security is other-than-temporary include: (1) whether the decline is substantial; (2) the duration that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. The Company also considers in its OTTI analysis, its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost.

Securities at fair value, both Fixed maturity and Equity securities, include investments for which the fair value option (“FVO”) was elected and investments that are considered to be actively traded or held for only a short period of time. The FVO primarily includes and is generally elected for certain purchases of 20% or more of the outstanding shares or units of mutual funds, trust or similar financial instruments for which the Net Asset Value (“NAV”) is calculated and published on either a monthly or daily basis. The changes in the fair value of the Securities at fair value are included in Net investment gains or losses while interest and dividend income is reported in Net investment income. The Company accrues interest income to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received. Cash flows from acquiring and disposing of the FVO invested assets are classified in Cash flows from investing activities. Cash flows for trading securities are classified in Cash flows from operating activities.

Mortgage loans are carried at unpaid principal balances, net of discounts or premiums, deferred origination fee income, and valuation allowances, and are collateralized. For loans carried at unpaid principal balances, specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan document. Fair value of the collateral is updated triennially unless a more current appraisal is warranted. The Company also has a general valuation allowance for probable incurred, but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience, as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk, based on geographic locations and property types, as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios (“LTV”) of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income. If a loan has investment income due and accrued that is 90 days past due, the investment income shall continue to accrue, if deemed collectible.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. A specific valuation allowance is established for mortgage loans restructured in a TDR for the excess carrying value of the mortgage loan over the estimated fair value of the collateral.

The Company closely monitors mortgage loans with the potential for specific valuation allowance by considering a number of factors. For commercial mortgage loans, these factors include, but are not limited to, LTV, asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate, and catastrophic events. Residential mortgage loans that are sixty or more days delinquent are monitored for potential valuation allowance.

Policy loans are carried at the unpaid principal balance of the loan. Because these loans are effectively collateralized by the surrender value of the underlying policies, a valuation allowance is established only when policy loan balances, including capitalized interest, exceeds the related policy’s cash surrender value. Interest income is recorded as earned and included in Net investment income.

Investment in affiliates consists of the Company’s investment in the New York Life Short Term Fund (“STIF”) and a revolving loan agreement with Madison Capital Funding LLC (“MCF”). The STIF was substantially liquidated in 2015 and the revolving loan agreement with MCF was terminated in 2015 as well. At December 31, 2015, Investment in affiliates represents the Company’s equity investment in MCF. For further discussion, refer to Note 6 - Investments and Note 11 - Related Party Transactions.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on derivative instruments below), short-term investments, real estate and senior secured commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Refer to Note 6 - Investments for details of Other investments by component.

In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices. The Company retains this specialized accounting practice in consolidation and for the equity method. For limited partnerships accounted for under the equity method, unrealized gains and losses are recorded in Net investment income. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in Other investments.

Real estate held for the production of income are stated at cost less accumulated depreciation. Real estate held for sale is stated at the lower of cost less accumulated depreciation or fair value, less estimated costs to sell, which may result in an other-than-temporary impairment recorded in Net investment gains or losses. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets, generally 40 years. Costs of permanent improvements are depreciated over their estimated useful lives. Any encumbrances on real estate are recorded in Other liabilities.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Senior secured commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve, net of any deferred fees on originated loans or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a monthly basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest, when due, according to the contractual terms of the loan document. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, at the loan’s observable market price, or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred, but not specifically identified losses, is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding loans in each related risk category to determine the general reserve on these loans. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses.

At the time of the funding of a loan, management determines the amount of the loan that will be held-for-sale. The syndication amounts have historically been sold within one year. Loans held for sale are carried at the lower of cost or fair value on an individual asset basis.

Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

Net investment gains or losses on sales for all investments are generally computed using the specific identification method.

Fair value option election provides entities with an alternative to use fair value as the initial and subsequent accounting measurement attribute for assets and liabilities that meet the definition of a financial asset or liability. The decision to elect the fair value option is determined on an instrument by instrument basis, and is applied to an entire instrument. The decision is irrevocable once elected. Refer to Note 6 - Investments for more information on the fair value option.

Derivative Instruments

Derivatives are recorded at fair value as assets, within Other investments or as liabilities, within Other liabilities, except for embedded derivatives, which are recorded with the associated host contract. The classification of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it qualifies and is designated for hedge accounting. Changes in fair value, for derivatives that do not qualify or are not designated for hedge accounting, are included in Net investment gains or losses.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception by detailing the particular risk, management objective, and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and ineffectiveness is measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or cash flows of the hedging instrument is within 80% to 125% of the inverse changes in the fair value or cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge relationship will no longer be considered effective.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company discontinues hedge accounting prospectively if: (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative expired or is sold, terminated or exercised; (3) it is probable that the forecasted transaction will not occur, or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

In order to mitigate counterparty credit risk, the Company receives collateral from counterparties with derivatives in a net positive fair value position, which is included in Other liabilities. The Company also posts collateral for derivatives that are in a net liability position, which is included in Other assets. Refer to Note 7 - Derivative Instruments and Risk Management.

Cash Flow Hedges

The Company accounts for the following as cash flow and foreign currency hedges, when they qualify for hedge accounting under the requirements of the authoritative guidance: (1) interest rate swaps used to convert floating rate investments to fixed rate investments; and (2) foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

When a derivative is designated as a cash flow hedge and determined to be highly effective, changes in fair value are recorded as unrealized gains or losses in OCI and deferred until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, these unrealized gains or losses are reclassified to earnings to the same line item as the associated hedged item’s cash flows, in either Net investment gains or losses, Net investment income, or Interest credited to policyholders’ account balances. Any ineffectiveness is immediately recognized in earnings and included in Net investment gains or losses.

When a derivative is designated as a foreign currency cash flow hedge and is determined to be highly effective, changes in fair value are recorded as unrealized gain or losses in OCI. The change in fair value of the derivative relative to the changes in foreign exchange rates affect earnings in the same period as the foreign exchange transaction gains and losses on the underlying hedged item in Net investment gains or losses . Any ineffectiveness is immediately recognized in earnings and included as Net investment gains or losses.

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded with the associated host contract at fair value and changes in their fair value are recorded in earnings. In certain instances, the Company may elect to carry the entire contract at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows, refer to Note 7 - Derivative Instruments and Risk Management.

Variable Interest Entities (“VIEs”)

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities (“SPEs”) and other entities that are deemed to be VIEs. A VIE is an entity that either (1) has

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company is deemed a primary beneficiary of a VIE if it has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (2) the obligation to absorb losses of or the right to receive benefits from the VIE that could be potentially significant to the VIE. If both conditions are present, the Company is required to consolidate the VIE.

This authoritative guidance was deferred until December 31, 2015 for certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structures and former qualifying SPEs. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provisions, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, or both.

Loaned Securities and Repurchase Agreements

The Company enters into securities lending agreements whereby certain investment securities are loaned to third parties. Securities loaned are treated as financing arrangements. With respect to securities loaned, in order to reduce the Company’s risk under these transactions, the Company requires initial cash collateral equal to 102% of the fair value of domestic securities loaned. The Company records an offsetting liability for collateral received on securities lending in Other liabilities . The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. The borrower of the loaned securities is permitted to sell or repledge those securities.

The Company enters into dollar roll repurchase agreements to sell and repurchase securities. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. The Company agrees to sell securities at a specified price and repurchase the securities at a lower price. The Company receives cash in the amount of the sales proceeds and establishes a liability equal to the repurchase amount. The difference between the sale and repurchase amounts represents deferred income, which is earned over the life of the agreement. The liability for repurchasing the assets is included in Other liabilities.

The Company enters into tri-party repurchase agreements to purchase and resell securities. Securities purchased under agreements to resell are treated as investing activities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company is not permitted to sell or repledge these securities, and therefore, the collateral is not recorded in the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities to be resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the repurchase agreements as Securities purchased under agreements to resell.

Deferred Policy Acquisition Costs

DAC consists primarily of incremental direct costs of contract acquisition that are incurred in transactions with employees, including career agents and independent third-parties as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. These costs have been deferred and recorded as an asset .

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the estimated life of those contracts. Annually, the Company conducts a review of valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, valuation assumptions are updated and the impact is reflected as retroactive adjustments in the current year’s amortization (“unlocking”) and is included in Operating expenses. For these contracts, the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in AOCI.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates.

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company also offers enhanced crediting rates on certain dollar cost averaging programs related to its deferred annuity products. From time to time, the Company conducts term life insurance conversion programs under which certain policyholders are offered additional premium credits, which are considered sales inducements, when converting a term life insurance policy or rider to a permanent life insurance contract. The Company defers these aforementioned sales inducements and generally amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in Other assets.

Interests in Annuity Contracts and Obligations Under Structured Settlement Agreements

The Company is the assumed obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations are based on prevailing market rates.

Intangible Assets

The Company holds an intangible asset with a finite life which is amortized over its useful life. Intangible assets with finite useful lives are tested for impairment when facts and circumstances indicate that the carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset’s carrying value over its fair value.

Fair value is generally determined using a discounted cash flow analysis with assumptions that a market participant would use.

All intangible assets are reported in Other assets.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances primarily represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts.

Future Policy Benefits

The Company’s liability for future policy benefits are mainly comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and/or morbidity for lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation (“PAD”). Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then additional liabilities may be required, resulting in a charge to Increase in liabilities for future policy benefits. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for Future policy benefits also includes liabilities for guaranteed minimum benefits related to certain non-traditional long-duration life and annuity contracts and deferred profit on limited pay contracts. Refer to Note 12 - Policyholders’ Liabilities for a discussion on guaranteed minimum benefits.

Policy Claims

The Company’s liability for policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance less any deferred debt issuance costs and is included in Other liabilities. Refer to Note 9 - Fair Value Measurements for discussion on the fair value of debt.

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the U.S. Securities and Exchange Commission (“SEC”). The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (1) such separate accounts are legally recognized; (2) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (3) investments are directed by the contractholder or in accordance with specific investment objectives; and (4) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, sales inducements, and receivables from affiliates. Other liabilities primarily consist of net deferred tax liabilities, clearing and suspense liabilities, collateral received on securities loaned, employee and agent benefits, and payables to affiliates.

Fair Value Measurements

For fair values of various assets and liabilities, refer to Note 9 - Fair Value Measurements.

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the policies/contracts. This match is accomplished by providing liabilities for future policy benefits (as discussed in Note 12 - Policyholders’ Liabilities) and the deferral and subsequent amortization of DAC.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (as discussed in Note 12 - Policyholders’ Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included in Fees - universal life and annuity policies. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. The Company establishes an unearned revenue liability for amounts previously assessed to compensate the Company for services to be performed over future periods. These amounts are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note 14 - Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared to each other. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

Authoritative guidance requires an evaluation of the recoverability of deferred tax assets and the establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (1) the nature of deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various tax jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return.

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits are included in Other liabilities and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as Income tax expense.

NOTE 4 - BUSINESS RISKS AND UNCERTAINTIES

In periods of extreme volatility and disruption in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

The Company’s investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, preferred and common stocks, senior secured commercial loans and equity real estate. The fair value of the Company’s investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but may experience significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and the Company’s portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than the Company otherwise would have been able to realize, or both.

In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company’s general account investments.

During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on certain of the Company’s life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on the Company’s portfolio of investments supporting those products, thus generating losses.

Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

The Company establishes and carries reserves to pay future policyholder benefits and claims. The process of calculating reserve amounts for an insurance organization involves the use of a number of estimates and assumptions including those related to mortality (the incidence rate of death), morbidity (the incidence rate of a disease or medical condition) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts). Since the Company cannot precisely determine the amount or timing of actual future benefits and claims, actual results could differ significantly from those assumed. Deviations from one or more of these estimates and assumptions could have a material adverse effect on the Company’s consolidated results of operations or financial position.

NOTE 4 – BUSINESS RISKS AND UNCERTAINTIES (continued)

The Company sets prices for many of its insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, morbidity, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability, or other factors. In addition, the Company could fail to accurately provide for changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of its products. The Company’s earnings are significantly influenced by the claims paid under its insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The Company’s future experience may not match its pricing assumptions or its past results. Accordingly, the Company’s results of operations and financial position could be materially adversely affected.

Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to the Company due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company’s structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company’s products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

Revenues of the Company’s variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the equity market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for certain annuity and life insurance products during the period when account values are less than guaranteed amounts.

The risk-based capital (“RBC”) ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company’s products, interest rate risk and general business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company’s statutory surplus and RBC ratio. To the extent the Company’s statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to improve its capital position, including through operational changes and potentially seeking capital from New York Life.

The Company faces significant competition.

The Company faces strong competition in its Insurance and Agency and Investment Group businesses. The Company’s ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings. Industry consolidation, including acquisition of insurance and other financial service companies in the U.S. by international companies, could result in larger competitors with strong financial resources, marketing and distribution capabilities and brand identities.

NOTE 4 – BUSINESS RISKS AND UNCERTAINTIES (continued)

Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company’s ability to meet its financial obligations. These ratings indicate a rating agency’s view of an insurance company’s ability to meet its obligations to its insureds. In certain of the Company’s markets, ratings are important competitive factors. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company’s ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds. In addition, downgrades of the sovereign credit rating of the United States of America would likely result in a corresponding downgrade of the financial strength rating of the Company by certain rating agencies, which could have an adverse effect on the Company’s results of operations.

The Company’s risk management policies and procedures may leave it exposed to unidentified or unanticipated risks, which could negatively affect the Company’s business.
The Company has devoted significant resources to develop and periodically update its risk management policies and procedures and expects to do so in the future. However, the Company’s policies and procedures to identify, monitor and manage risks may not be fully effective. Many of the methods used by the Company to manage risk and exposures are based on the use of observed historical market behavior or statistics based on historical models. As a result, these methods may not predict future exposures, which could be significantly greater than the historical measures indicate. Other risk management methods depend on the evaluation of information regarding markets, clients, catastrophe occurrence or other matters that is publicly available or is otherwise accessible to the Company, which may not always be accurate, complete, up-to-date or properly evaluated. Moreover, the Company is subject to the risk of inadequate performance of contractual obligations by third-party vendors of products and services that are used in its businesses or to whom the Company outsources certain business functions, as well as the risk of past or future misconduct by employees of its vendors and service providers, which could result in violations of law by the Company, regulatory sanctions and/or reputational or financial harm. Management of operational, legal and regulatory risks requires, among other things, policies and procedures to record properly and verify a large number of transactions and events, and these policies and procedures may not always be fully effective.

Regulatory developments in the markets in which the Company operates could affect the Company’s business.

Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation, derivatives, federal taxation and Employee Retirement Income Security Act of 1974 (“ERISA”) including the rules applying to fiduciaries, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The attractiveness to the Company’s customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company’s products to its customers.

A computer system failure or security breach could disrupt the Company’s business, damage its reputation and adversely impact its profitability.

The Company relies on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company has policies, procedures, automation and backup plans and facilities designed to prevent or limit the effect of failure,

NOTE 4 – BUSINESS RISKS AND UNCERTAINTIES (continued)

its computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond its control. The failure of the Company’s computer systems for any reason could disrupt its operations, result in the loss of customer business and adversely impact its profitability.

The Company retains confidential information on its computer systems, including customer information and proprietary business information. Any compromise of the security of the Company’s computer systems that results in the disclosure of personally identifiable customer information could damage the Company’s reputation, expose the Company to litigation and regulatory action, increase regulatory scrutiny, and require it to incur significant technical, legal and other expenses.

NOTE 5 - RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Pronouncements

Effective January 1, 2015, the Company adopted new guidance that permits reporting entities to make an accounting policy election to account for their investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in Income tax expense. The adoption was applied on a retrospective basis and resulted in the restatement of all years presented with a decrease in Retained earnings of $23 million, at January 1, 2014. New disclosures related to the adoption of this guidance are included in Note 6 - Investments.

Future Adoption of New Accounting Pronouncements

In February 2016, the Financial Accounting Standards Board (“FASB”) issued updated guidance on accounting for leases which requires lessees to recognize almost all leases on the balance sheet as a right-of-use asset and a lease liability. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election not to recognize lease assets and lease liabilities rather to recognize lease expense on a straight-line basis over the term of the lease. The recognition, measurement, and presentation of expenses and cash flows arising from a lease have not significantly changed. Also, fundamental changes were not made to the lessor accounting. The new guidance is effective for interim and annual periods, beginning after December 15, 2018 using a modified retrospective approach. Early adoption is permitted. The Company is assessing the impact of this guidance on its consolidated financial statements.

In January 2016, the FASB issued updated guidance that changes the rules regarding recognition and measurement of financial assets and financial liabilities. Amongst other changes, the new guidance eliminates the current classification of the equity securities as trading or available-for-sale and requires that an entity reports all equity securities (except those accounted for under the equity method of accounting, or those that result in consolidation of the investee) at fair value with changes in fair value recognized in income. The new standard is effective on January 1, 2018 and requires a cumulative effective adjustment to be recorded for the impact on adoption. The Company is currently assessing the impact on its financial statements.

In February 2015, the FASB issued updated guidance that changes the rules regarding consolidation. The pronouncement is intended to improve targeted areas of the consolidation guidance for legal entities such as limited partnerships, limited liability corporations, and securitization structures, and removes the indefinite deferral for certain investment funds. The Company adopted this guidance retrospectively effective January 1, 2016 and did not have a material effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

NOTE 5 – RECENT ACCOUNTING PRONOUNCEMENTS (continued)

In May 2014, the FASB issued updated guidance on accounting for revenue recognition, which supersedes most existing revenue recognition guidance. The standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and other agreements that are governed under other GAAP guidance, but could affect the revenue recognition for certain of our other activities. The guidance requires an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to, in exchange for those goods or services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. The new guidance is effective for interim and annual periods beginning after December 15, 2017 and may be applied retrospectively or through a cumulative effect adjustment to retained earnings at the date of adoption. Early adoption is permitted to one year as of January 1, 2017. The Company plans to adopt the guidance on its required effective date of January 1, 2018 and is assessing the impact of the guidance on its consolidated financial statements.

NOTE 6 – INVESTMENTS

Fixed Maturities

The amortized cost and estimated fair value of fixed maturities at December 31, 2015 and 2014, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because issuers may have the right to call or repay obligations with or without call or prepayment penalties.

	2015		2014
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available-for-Sale
Due in one year or less	$2,798	$2,825	$3,396	$3,448
Due after one year through five years	14,328	14,718	13,814	14,561
Due after five years through ten years	21,327	21,216	18,321	18,917
Due after ten years	11,330	11,932	10,489	11,716

Mortgage-backed and asset-backed securities:
U.S. agency mortgage-backed and asset-backed securities	13,440	14,163	14,581	15,485
Non-agency mortgage-backed securities	6,066	6,156	6,564	6,802
Non-agency asset-backed securities	6,158	6,150	4,670	4,724
Total available-for-sale	$75,447	$77,160	$71,835	$75,653

NOTE 6 – INVESTMENTS (continued)

At December 31, 2015 and 2014, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

	2015
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
Available-for-Sale
U.S. Treasury	$1,062	$68	$4	$1,126	$—
U.S. government corporations and agencies	1,099	121	2	1,218	—
U.S. agency mortgage-backed and asset-backed securities	13,440	816	93	14,163	—
Foreign governments	355	43	—	398	—
U.S. corporate	34,827	1,382	668	35,541	—
Affiliated bonds	1,707	—	—	1,707	—
Foreign corporate	10,733	257	289	10,701	—
Non-agency residential mortgage-backed securities	1,243	53	24	1,272	(8)
Non-agency commercial mortgage-backed securities	4,823	88	27	4,884	—
Non-agency asset-backed securities(2)	6,158	56	64	6,150	(2)
Total available-for-sale	$75,447	$2,884	$1,171	$77,160	$(10)

	2014
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
Available-for-Sale
U.S. Treasury	$828	$86	$2	$912	$—
U.S. government corporations and agencies	1,154	151	2	1,303	—
U.S. agency mortgage-backed and asset-backed securities	14,581	1,008	104	15,485	—
Foreign governments	471	60	—	531	—
U.S. corporate	32,232	2,107	188	34,151	—
Foreign corporate	11,335	477	67	11,745	—
Non-agency residential mortgage-backed securities	1,628	76	27	1,677	(10)
Non-agency commercial mortgage-backed securities	4,936	196	7	5,125	—
Non-agency asset-backed securities(2)	4,670	80	26	4,724	(2)
Total available-for-sale	$71,835	$4,241	$423	$75,653	$(12)

(1) Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. The amount excludes $33 million and $46 million for the years ended December 31, 2015 and 2014, respectively, of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(2) Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2015 and 2014, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $275 million and $644 million, respectively.

The Company had $5 million in fixed maturities that were non-income producing for the last 12 months at December 31, 2015. The Company had no investments in fixed maturities that were non-income producing for the last 12 months at December 31, 2014.

NOTE 6 – INVESTMENTS (continued)

Equity Securities

At December 31, 2015 and 2014, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

	Cost	Unrealized Gains	Unrealized Losses	Fair Value
2015	$32	$8	$—	$40
2014	$20	$16	$1	$35

Fixed Maturity and Equity, Securities at fair value

Securities at fair value include purchases of more than 20% of the outstanding shares or units of mutual funds, trusts or similar financial instruments (collectively funds) for which the NAV is calculated and published on either a monthly or daily basis. The Company generally elects the fair value option for these investments and accounts for them at fair value, instead of equity method accounting. Reporting these investments at fair value based on each fund’s NAV more accurately reflects the value of each investment. Funds that calculate and publish a daily NAV are generally classified as Level 1 on the fair value hierarchy and those that publish a monthly NAV are generally classified as Level 2. At December 31, 2015, the Company held $38 million, in securities at fair value for these investments.

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

At December 31, 2015 and 2014, contractual commitments to extend credit under mortgage loan documents amounted to $513 million and $564 million, respectively, at fixed and floating interest rates ranging from 1.77% to 6.45% in 2015 and from 1.73% to 6.41% in 2014. These commitments are diversified by property type and geographic region.

NOTE 6 – INVESTMENTS (continued)

At December 31, 2015 and 2014, the distribution of the mortgage loan portfolio by property type and geographic region was as follows ($ in millions):

	2015		2014
	Amount	% of Total	Amount	% of Total
Property Type
Office buildings	$4,247	33.2%	$3,563	32.5%
Apartment buildings	3,820	29.9	3,328	30.4
Retail facilities	3,277	25.6	2,790	25.5
Industrial	1,165	9.1	978	9.0
Hotel/ motel	171	1.3	172	1.5
Residential	78	0.6	114	1.1
Other	26	0.3	6	—
Total mortgage loans	12,784	100.0%	10,951	100.0%
Allowance for credit losses	(27)		(24)
Total net mortgage loans	$12,757		$10,927

	2015		2014
	Amount	% of Total	Amount	% of Total
Geographic Region
South Atlantic	$3,307	25.9%	$2,868	26.2%
Central	2,824	22.1	2,471	22.6
Middle Atlantic	2,760	21.6	2,324	21.2
Pacific	2,627	20.6	2,311	21.1
New England	1,162	9.1	867	7.9
Other	104	0.7	110	1.0
Total mortgage loans	12,784	100.0%	10,951	100.0%
Allowance for credit losses	(27)		(24)
Total net mortgage loans	$12,757		$10,927

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. At December 31, 2015 and 2014, the Company had $5 million and $3 million, respectively, of recorded investment gross of the allowance for credit losses in residential mortgage loans that were past due greater than 90 days. The Company had $26 million of recorded investment gross of the allowance for credit losses in commercial mortgage loans that were past due greater than 90 days, at December 31, 2015. There were no residential or commercial investments in mortgage loans that were past due less than 90 days at December 31, 2015 and 2014.

The Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements, and a general reserve for probable incurred but not specifically identified losses.

NOTE 6 – INVESTMENTS (continued)

The activity in the mortgage loan specific and general reserves for the years ended December 31, 2015 and 2014 is summarized below (in millions):

	2015
	Residential	Commercial	Total
Allowance for Credit Losses
Beginning balance	$2	$22	$24
Provision for credit losses	—	3	3
Ending balance	$2	$25	$27

Ending Balance:
Collectively evaluated for impairment (general)	$2	$25	$27

Mortgage Loans:
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$77	$12,707	$12,784
Individually evaluated for impairment (specific)	$1	$—	$1

	2014
	Residential	Commercial	Total
Allowance for Credit Losses
Beginning balance	$4	$24	$28
Recoveries	(2)	(2)	(4)
Ending balance	$2	$22	$24

Ending Balance:
Collectively evaluated for impairment (general)	$2	$22	$24

Mortgage Loans:
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$110	$10,837	$10,947
Individually evaluated for impairment (specific)	$4	$—	$4

For the year ended December 31, 2013, direct write – downs were $1 million and provision for credit losses were $6 million.

NOTE 6 – INVESTMENTS (continued)

The Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. At December 31, 2015 and 2014, LTVs on the Company’s mortgage loans, based upon the recorded investment gross of allowance for credit losses, were as follows (in millions):

2015
LTV Ratio	Office Buildings	Apartment Buildings	Retail Facilities	Industrial	Hotel/Motel	Residential	Other	Total

Above 95%	$—	$—	$—	$26	$—	$1	$—	$27
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	44	—	—	—	—	2	—	46
71% to 80%	88	402	253	11	18	9	—	781
Below 70%	4,115	3,418	3,024	1,128	153	66	26	11,930
Total	$4,247	$3,820	$3,277	$1,165	$171	$78	$26	$12,784

2014
LTV Ratio	Office Buildings	Apartment Buildings	Retail Facilities	Industrial	Hotel/ Motel	Residential	Other	Total

Above 95%	$—	$—	$—	$—	$—	$1	$—	$1
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	68	—	182	3	—	3	—	256
71% to 80%	70	357	94	55	19	15	—	610
Below 70%	3,425	2,971	2,514	920	153	95	6	10,084
Total	$3,563	$3,328	$2,790	$978	$172	$114	$6	$10,951

Impaired mortgage loans were $1 million and $5 million at December 31, 2015 and 2014, respectively. At December 31, 2015, the Company had $31 million in impaired loans without a related allowance. The Company did not have impaired loans without related allowance for December 31, 2014.

At December 31, 2015, the Company did not have any investments in mortgage loans that have been non-income producing for the last 12 months. At December 31, 2014, the Company had $2 million of investments in mortgage loans that have been non-income producing for the last 12 months.

For the years ended December 31, 2015 and 2014, there were $485 million and $30 million of mortgage loans acquired, other than through direct origination.

Investments in Affiliates

The components of Investments in affiliates at December 31, 2015 and 2014 were as follows (in millions):

	2015	2014

STIF	$—	$246
Equity investment in MCF	540	—
MCF revolving loan agreement	—	2,041
Total investments in affiliates	$540	$2,287

The STIF was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF was a pooled fund managed by New York

NOTE 6 – INVESTMENTS (continued)

Life Investment Management LLC (“NYLIM”), an indirect wholly owned subsidiary of New York Life, where all participants were subsidiaries of New York Life. The STIF was substantially liquidated in 2015. The Company now invests directly in short-term instruments, which are included in Cash and cash equivalents and Fixed maturities, available-for-sale.

The MCF revolving loan agreement represented a revolving loan agreement the Company entered into with MCF. The loans with MCF were repaid at December 31, 2015. On December 31, 2015, the Company made an equity investment in MCF. Refer to Note 11 – Related Party Transactions for further discussion.

Other Investments

The components of Other investments at December 31, 2015 and 2014 were as follows (in millions):

	2015	2014

Limited partnerships and limited liability companies	$544	$657
Investment, at fair value, of consolidated investment companies	68	—
Senior secured commercial loans	12	153
Derivatives	342	197
Real estate	53	51
Short-term investments	13	24
Other invested assets	117	128
Total other investments	$1,149	$1,210

Senior secured commercial loans are typically collateralized by all assets of the borrower. The Company’s senior secured commercial loans, before loss reserve, amounted to $13 million and $154 million at December 31, 2015 and 2014, respectively. The loss reserve was $1 million for both years ended December 31, 2015 and 2014, respectively. Refer to Note 3 – Significant Accounting Policies for further details.

Unfunded commitments on limited partnerships, limited liability companies and senior secured commercial loans amounted to $288 million and $442 million at December 31, 2015 and 2014, respectively.

There was no accumulated depreciation on real estate for the years ended December 31, 2015 or 2014. There was no depreciation expense for the years ended December 31, 2015, 2014, or 2013.

There were no investments in real estate that have been non-income producing for the last 12 months at December 31, 2015 and 2014, respectively.

The Company receives tax credits related to its investments in qualified affordable housing projects. At December 31, 2015 and 2014, the Company had $130 million and $172 million, respectively, in qualified affordable housing investments, included in limited partnerships and limited liability companies above. The investment balance includes $14 million and $21 million of unfunded commitment as of December 31, 2015 and 2014, respectively. During 2015, 2014 and 2013, the Company recorded amortization on these investments under the proportional amortization method of $40 million, $40 million, and $45 million, respectively. The Company recorded tax credits and other tax benefits on these investments of $49 million, $56 million, and $50 million for 2015, 2014 and 2013, respectively. Both the amortization of the investments as well as the tax credits and tax benefits are recognized as a component of income tax expense (benefit).

NOTE 6 – INVESTMENTS (continued)

Variable Interest Entities

Consolidated VIEs

At December 31, 2015 and 2014, the Company included assets of $46 million in the accompanying Consolidated Statements of Financial Position, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the transaction documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to energy savings performance contracts and issuing certificates representing the right to those receivables. The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

The following table reflects the carrying amount and statement of financial position classification of the assets and liabilities of the consolidated VIE at December 31, 2015 and 2014 (in millions):

	2015	2014
Cash	$—	$—
Other investments*	46	46
Total assets	$46	$46

Other liabilities	$1	$1
Total liabilities	$1	$1

* Includes limited partnerships/limited liability companies.

Unconsolidated VIEs

In the normal course of its activities, the Company invests in structured investments including VIEs for which it is not the primary beneficiary. These structured investments typically invest in fixed income investments that are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs’ economic performance. The Company classifies these investments as Fixed maturities – Available-for-sale and Securities, at fair value. The maximum exposure to loss associated with these investments was $27,932 million and $28,208 million at December 31, 2015 and 2014, respectively.

In the normal course of its activities, the Company invests in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds that may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures because it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments as Other investments and its

NOTE 6 – INVESTMENTS (continued)

maximum exposure to loss associated with these entities was $544 million and $666 million at December 31, 2015 and 2014, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are discussed in the “Other investments” section above.

Restricted Assets and Special Deposits

Assets with a carrying value of $9 million and $4 million at December 31, 2015 and 2014, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in Fixed maturities – Available-for-sale, at fair value. Refer to Note 15 – Commitments and Contingencies for additional discussion on assets pledged as collateral.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative instruments to manage interest rate, currency, equity and credit risk. These derivative instruments include foreign currency forwards, interest rate and equity futures, interest rate and equity options, and interest rate, credit default, equity and foreign currency swaps. The Company does not engage in derivative instrument transactions for speculative purposes. Refer to Note 3 – Significant Accounting Policies for a discussion on the accounting for derivative instruments.

The Company may enter into exchange-traded futures and over-the-counter (“OTC”) derivative instruments. Exchange-traded futures are affected through regulated exchanges and require initial and daily variation margin collateral postings. When the Company enters into exchange-traded futures, it is exposed to credit risk resulting from default of the exchange.

OTC derivatives may either be cleared through a clearinghouse (“OTC-cleared”) or transacted between the Company and a counterparty under bilateral agreements (“OTC-bilateral”). Similar to exchange-traded futures, when the Company enters into OTC-cleared derivatives, it becomes subject to initial and daily variation margin collateral postings. When transacting OTC-cleared derivatives, the Company is exposed to credit risk resulting from default of the clearinghouse and/or default of the Futures Commission Merchant (e.g. clearinghouse agent).

When transacting OTC-bilateral derivatives, the Company is exposed to the potential default of its OTC-bilateral counterparty. The Company deals with a large number of highly rated OTC-bilateral counterparties, thus limiting its exposure to any single counterparty. The Company has controls in place to monitor credit exposures of OTC-bilateral counterparties by limiting transactions within specified dollar limits and continuously assessing the creditworthiness of its counterparties. The Company uses master netting arrangements with OTC-bilateral counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is not to offset the fair value recognized for derivatives executed with the same OTC-bilateral counterparty under the same master netting agreements with the associated collateral.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents recognized derivative instruments that are subject to enforceable master netting agreements at December 31, 2015 and 2014 (in millions):

	2015
	Gross amounts of recognized derivative instruments (1)	Gross amounts offset in the Statement of Financial Position	Gross amounts presented in the Statement of Financial Position	Gross amounts not offset in Statement of Financial Position	Cash collateral	Securities collateral	Net amounts of recognized derivative instruments
Assets	$342	$—	$342	$(28)	$(285)	$(29)	$—
Liabilities	$(37)	$—	$(37)	$28	$9	$—	$—

	2014
	Gross amounts of recognized derivative instruments (1)	Gross amounts offset in the Statement of Financial Position	Gross amounts presented in the Statement of Financial Position	Gross amounts not offset in Statement of Financial Position	Cash collateral	Securities collateral	Net amount of recognized derivative instruments
Assets	$197	$—	$197	$(73)	$(110)	$(10)	$4
Liabilities	$(89)	$—	$(89)	$73	$15	$—	$(1)

(1) The gross amounts exclude investment income due and accrued and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively.

Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. For OTC-cleared and exchange traded derivatives, the Company obtains collateral through variation margin which is adjusted daily based on the parties’ net derivative position.

For OTC-bilateral derivatives, the Company obtains collateral in accordance with the terms of credit support annexes (“CSA’s”) negotiated as part of the master agreements entered into with most OTC-bilateral counterparties.

The CSA defines the terms under which collateral is transferred between the parties in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC-bilateral counterparty post collateral to secure its anticipated derivative obligation, taking into account netting arrangements. In a few cases, these CSAs provide that the counterparties are not required to post collateral below a specified threshold; however the agreements governing these bilateral relationships also include credit contingent provisions whereby the threshold declines on a sliding scale with declines in the OTC-bilateral counterparties’ ratings. In addition, certain of the Company’s contracts require that if the Company’s (or its counterparty’s) credit rating were to fall below a specified rating assigned by a credit rating agency, the other party could request immediate payout on all transactions under the contracts or full collateralization of the positions there under. Cash collateral is invested in short-term investments. At December 31, 2015 and 2014, the Company would not have had to post additional collateral if the credit contingent features had been triggered, for a one notch downgrade in the Company’s credit rating and would have had to post additional collateral of less than $1 million and $2 million, respectively, for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC-bilateral counterparty fails to perform its obligations under its contractual terms. In contractual arrangements with OTC-bilateral counterparties that do not include netting provisions in the event of default, credit exposure is limited to the positive fair value of derivatives at the reporting date. In contractual arrangements with OTC-bilateral counterparties that include netting provisions, in the event of default, credit exposure is limited to the net fair value, if positive, of all derivatives at the reporting date.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents the notional amount and gross fair value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting (excluding embedded derivatives) at December 31, 2015 and 2014 (in millions):

		2015			2014

		Fair Value (1)			Fair Value (1)
	Primary Risk Exposure	Notional Amount (2)	Asset	Liability	Notional Amount (2)	Asset	Liability

Derivatives qualifying and designated:
Cash Flow Hedges:
Foreign currency swaps	Currency	$144	$31	$—	$149	$9	$—
Interest rate swaps	Interest	37	7	—	36	8	—
Total derivatives qualifying and designated		181	38	—	185	17	—

Derivatives Not Designated as Hedging:
Interest rate options	Interest	9,262	5	—	8,910	1	—
Equity options	Equity	779	51	—	779	54	—
Equity swaps	Equity	73	—	3	39	4	—
Foreign currency forwards	Currency	27	2	—	30	2	—
Foreign currency swaps	Currency	1,870	194	4	1,490	62	30
Futures	Interest	4	—	—	1	—	—
Interest rate caps	Interest	24,972	15	—	14,722	2	—
Interest rate swaps	Interest	3,706	31	31	3,661	44	59
Swaptions	Interest	5,425	6	—	7,359	11	—
Total derivatives not designated		46,118	304	38	36,991	180	89
Total derivatives		$46,299	$342	$38	$37,176	$197	$89

(1) The fair value amounts exclude investment income due and accrued, and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively. Refer to Note 9 – Fair Value Measurements for discussion of valuation methods for derivative instruments.

(2) Notional amounts of derivative instruments generally do not represent the amounts exchanged between the parties engaged in the transaction.

Interest Rate Risk Management

The Company enters into various types of interest rate swaps and options primarily to minimize exposure to fluctuations in interest rates on assets and liabilities held by the Company.

Interest rate swaps are used by the Company to hedge interest rate risk for individual and portfolios of assets. Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed upon notional value. Generally, no cash is exchanged at the onset of the contract and no principal payments are made by either party. The Company does not act as an intermediary or broker in interest rate swaps.

Interest rate caps and swaptions are entered into by the Company to hedge the disintermediation risk of increasing interest rates on policyholder liability obligations. The Company will receive payments from counterparties should interest rates exceed an agreed upon strike price.

Interest rate (Treasury) futures are exchange traded contracts to buy or sell at a specific price at a future date. The Company enters into interest rate futures to manage the duration of the Company’s fixed income portfolio.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The Company enters into interest rate corridor options to hedge the risk of increasing interest rates on policyholder liabilities. Under these contracts the Company will receive payments from counterparties should an agreed upon interest rate level be reached and payments will continue to increase under the option contracts until an agreed upon interest rate ceiling is reached.

Currency Risk Management

The primary purpose of the Company’s foreign currency hedging activities is to protect the values of foreign currency denominated assets from the risk of changes in foreign exchange rates.

Foreign currency swaps are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate, which is generally set at inception, calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

Foreign currency forwards involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

Equity Risk Management

The Company purchases equity put options and enters into equity swaps to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities. Options require upfront fees paid at the time the agreements are entered into. Equity swaps are agreements between parties to exchange interest payments for an equity return.

Credit Risk Management

The Company enters into credit default swaps (“CDS”) both to buy protection from and sell protection to a counterparty in the event of a default of a single name referenced obligation or a referenced pool of assets.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

Cash Flow Hedges

The following table presents the effects of derivatives in qualified cash flow hedging relationships, for the years ended December 31, 2015, 2014 and 2013 (in millions):

	Gain (loss) recognized in OCI (effective portion)(1)	Gain (loss) reclassified from AOCI into net income (effective portion)
		Net investment gains (losses)	Net investment income
For the year ended 12/31/2015:
Foreign currency swaps	$24	$—	$2
Interest rate swaps	—	—	1
Total	$24	$—	$3

For the year ended 12/31/2014:
Foreign currency swaps	$12	$(4)	$1
Interest rate swaps	1	—	1
Total	$13	$(4)	$2

For the year ended 12/31/2013:
Foreign currency swaps	$8	$—	$—
Interest rate swaps	(3)	—	1
Total	$5	$—	$1

(1) The amount of gain or loss recognized in OCI is reported as a change in net unrealized investment gains or losses, a component of AOCI.

In 2015, 2014 and 2013, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions, for which a hedge was entered into, did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

For derivatives which are designated for hedge accounting, there were no components of the derivative’s gain or loss excluded from the assessment of effectiveness for the years ended December 31, 2015, 2014 and 2013.

Presented below is a rollforward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2015	2014	2013
Balance, beginning of year	$13	$(3)	$(7)
Gains deferred in OCI on the effective portion of cash flow hedges	24	13	5
Losses (gains) - reclassified to net income	(3)	3	(1)
Balance, end of year	$34	$13	$(3)

At December 31, 2015, gains of $17 million on derivatives in AOCI are expected to be reclassified to earnings within the next 12 months.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

Derivatives Not Designated

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment.

The following table provides gains and losses on derivative instruments not designated for hedging accounting, which are included in Net investment gains or losses for the years ended December 31, 2015, 2014 and 2013 (in millions):

	2015	2014	2013
Derivative Type
Corridor options	$(1)	$(1)	$ *
Equity options	(2)	(10)	(52)
Equity swaps	(4)	3	5
Foreign currency forwards	3	3	(1)
Foreign currency swaps	165	74	(22)
Futures	—	(1)	—
Interest rate caps	(10)	(6)	2
Interest rate swaps	36	246	(183)
Swaptions	(5)	(25)	3
Credit default swaps:
Buy protection	—	—	*
Sell protection	—	—	*
Total	$182	$283	$(248)

* Recognized loss is less than $1 million.

Credit Derivatives Written

The Company does not currently have any written or purchased CDS contracts.

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. At December 31, 2015 and 2014, there were no embedded derivatives that could not be separated from their host contracts.

The following table presents the fair value of the Company’s embedded derivatives in host contracts at December 31, 2015 and 2014 (in millions):

	Consolidated Statements of Financial Position Line Item	Fair Value
		2015	2014
Embedded Derivatives in Asset Host Contracts
Other(1)	Other liabilities	$2	$	*

Embedded Derivatives in Liability Host Contracts
Guaranteed minimum accumulation benefits(1)	Policyholders’ account balances	$155		$181

* Fair value is less than $1 million.
(1) For further information on these embedded derivatives refer to Note 9 – Fair Value Measurements.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents the changes in fair value related to embedded derivatives in host contracts for the years ended December 31, 2015, 2014 and 2013 (in millions):

	2015	2014	2013

Net revenue from reinsurance	$2	$(1)	$(13)
Interest credited to policyholders’ account balances	$(26)	$112	$(362)

NOTE 8 – SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life insurance products with assets of $26,868 million and $27,033 million at December 31, 2015 and 2014, respectively. The assets of these separate accounts are comprised of investments in shares of the New York Life sponsored MainStay VP Funds Trust and other non-proprietary funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,887 million and $1,932 million at December 31, 2015 and 2014, respectively. The assets in these separate accounts are comprised of investments in MainStay VP Funds Trust, non-proprietary mutual funds and limited partnerships. The assets in these separate accounts are carried at fair value.

Refer to Note 12 – Policyholders’ Liabilities for information regarding separate accounts with contractual guarantees for minimum death benefits (“GMDB”), guaranteed minimum accumulation benefits (“GMAB”), enhanced beneficiary benefit (“EBB”) and guaranteed future income benefits (“GFIB”).

NOTE 9 – FAIR VALUE MEASUREMENTS

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The levels of the fair value hierarchy based on the inputs to the valuation are as follows:

Level 1
Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2
Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities in active markets; quoted prices in markets that are not active for identical or similar assets or liabilities, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

Level 3
Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

Determination of Fair Value

The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third-party pricing services. For most private placement securities, the Company applies a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. For private placement securities that cannot be priced through these processes, the Company uses internal models and calculations. All other securities are submitted to independent brokers for prices. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring of trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The Company may use non-binding broker quotes or internal valuations to support the fair value of securities that go through this formal price challenge process.

In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee is comprised of representatives from the Company’s Investment Management group, Controller’s, Compliance, and Security Operations. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports, as well as the review of significant inputs used in the valuation of assets that are valued internally.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis at December 31, 2015 and 2014 (in millions):

	2015
	Quoted prices in active markets for identical assets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Fixed maturities - available-for-sale
U.S. Treasury	$—	$1,126	$—	$1,126
U.S. government corporations and agencies	—	1,194	24	1,218
U.S. agency mortgage-backed and asset-backed securities	—	14,161	2	14,163
Foreign governments	—	391	7	398
U.S. corporate	—	35,434	107	35,541
Affiliated bonds	—	—	1,707	1,707
Foreign corporate	—	10,701	—	10,701
Non-agency residential mortgage-backed securities	—	1,263	9	1,272
Non-agency commercial mortgage-backed securities	—	4,469	415	4,884
Non-agency asset-backed securities	—	5,309	841	6,150
Total fixed maturities - available-for-sale	—	74,048	3,112	77,160
Fixed maturities - securities, at fair value
U.S agency mortgage-backed and asset-backed securities	—	5	—	5
U.S. corporate	—	172	—	172
Foreign corporate	—	1,195	—	1,195
Non-agency residential mortgage-backed securities	—	7	—	7
Non-agency commercial mortgage-backed securities	—	47	2	49
Non-agency asset-backed securities	—	33	3	36
Total fixed maturities - securities, at fair value	—	1,459	5	1,464
Equity securities - available-for-sale
Common stock	8	—	26	34
Non-redeemable preferred stock	—	1	5	6
Total equity securities - available-for-sale	8	1	31	40
Equity securities - securities, at fair value
Common stock	427	—	—	427
Mutual funds	71	—	3	74
Total equity securities - securities, at fair value	498	—	3	501
Derivative assets	—	342	—	342
Securities purchased under agreements to resell	—	298	—	298
Other invested assets	—	80	—	80
Cash equivalents	9	2,243	—	2,252
Short-term investments	—	13	—	13
Separate account assets	28,325	157	273	28,755
Total assets accounted for at fair value on a recurring basis	$28,840	$78,641	$3,424	$110,905

Policyholders’ account balances (1)	$—	$—	$155	$155
Derivative liabilities	—	34	3	37
Total liabilities accounted for at fair value on a recurring basis (2)	$—	$34	$158	$192
(1) Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

(2) Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 – Significant Accounting Policies).

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2014
	Quoted prices in active markets for identical assets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Fixed maturities - available-for-sale
U.S. Treasury	$—	$912	$—	$912
U.S. government corporations and agencies	—	1,279	24	1,303
U.S. agency mortgage-backed and asset-backed securities	—	15,458	27	15,485
Foreign governments	—	523	8	531
U.S. corporate	—	33,885	266	34,151
Foreign corporate	—	11,704	41	11,745
Non-agency residential mortgage-backed securities	—	1,661	16	1,677
Non-agency commercial mortgage-backed securities	—	4,930	195	5,125
Non-agency asset-backed securities	—	3,907	817	4,724
Total fixed maturities - available-for-sale	—	74,259	1,394	75,653
Fixed maturities - securities, at fair value
U.S agency mortgage-backed and asset-backed securities	—	4	—	4
U.S. corporate	—	60	—	60
Foreign corporate	—	1,030	—	1,030
Non-agency residential mortgage-backed securities	—	11	—	11
Non-agency commercial mortgage-backed securities	—	48	2	50
Non-agency asset-backed securities	—	37	5	42
Total fixed maturities - securities, at fair value	—	1,190	7	1,197
Equity securities - available-for-sale
Common stock	30	—	2	32
Non-redeemable preferred stock	—	1	2	3
Total equity securities - available-for-sale	30	1	4	35
Equity securities - securities, at fair value
Common stock	726	—	—	726
Mutual funds	31	—	—	31
Total equity securities - securities, at fair value	757	—	—	757
Derivative assets	—	193	4	197
Securities purchased under agreements to resell	—	133	—	133
Other invested assets	—	14	—	14
Cash equivalents	—	682	—	682
Short-term investments	—	24	—	24
Separate account assets	28,508	198	259	28,965
Total assets accounted for at fair value on a recurring basis	$29,295	$76,694	$1,668	$107,657

Policyholders’ account balances (1)	$—	$—	$181	$181
Derivative liabilities	—	89	—	89
Total liabilities accounted for at fair value on a recurring basis (2)	$—	$89	$181	$270

(1) Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

(2) Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 – Significant Accounting Policies).

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments in the valuation hierarchy.

Fixed maturities available-for-sale and securities, at fair value

Fixed maturity securities priced using a pricing service are generally classified as Level 2. The pricing service generally uses a discounted cash flow model or market approach to determine fair value on public securities. Typical inputs used by these pricing services include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Private placement securities are primarily priced using a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. Specifically, the Barclays Credit Index is used for investment-grade securities and the Citi High Yield Cash Index is used for below investment-grade securities. These indices are two widely recognizable, reliable and well regarded benchmarks by participants in the financial industry, which represents the broader U.S. public bond markets. The spreads derived from each matrix are adjusted for liquidity. The liquidity premium is standardized and based on market transactions.

Certain private placement securities that cannot be priced using the matrix-based pricing methodology described above, are priced by an internally developed discounted cash flow model or are priced based on internal calculations. The model uses observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for private placement securities based upon internal analysis. The liquidity premium is usually based on market transactions. These securities are classified as Level 2.

For some of the private placement securities priced through the model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment, which usually requires the most judgment, is not significant to the overall value of the security, the security is still classified as Level 2. If it is deemed to be significantly unobservable, the security is classified as Level 3.

The valuation techniques for most Level 3 fixed maturity securities are generally the same as those described in Level 2. However, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs. If a security could not be priced by a third-party vendor or through internal pricing models, broker quotes are received and reviewed by each investment analyst. These inputs may not be observable. Therefore, Level 3 classification is determined to be appropriate.

Equity securities

Equity securities valued using unadjusted quoted prices in active markets that are readily and regularly available are classified as Level 1. Those securities valued using a market approach in which market quotes are available but are not considered actively traded are classified as Level 2. Securities priced through an internal valuation where significant inputs are deemed to be unobservable, which includes securities of a government organization, are classified as Level 3.

Derivative assets and liabilities

The fair value of derivative instruments is generally derived using valuation models, except for derivatives that are either exchange-traded, or the fair value is derived using broker quotations. Where valuation models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

models to value similar instruments. Valuation model inputs include contractual terms, yield curves, foreign exchange rates, equity prices, credit curves, measures of volatility, non-performance risk and other factors. Exchange-traded derivatives are valued using quoted prices in an active market and are classified as Level 1. OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, where model inputs are observable for substantially the full term, are classified as Level 2. Derivatives that are valued based upon models with significant unobservable market inputs or inputs from less actively traded markets, or where the fair value is solely derived using broker quotations, are classified as Level 3.

When appropriate, valuations of OTC-bilateral derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC-bilateral derivative assets and liabilities. OTC-bilateral derivative contracts are executed under master netting agreements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value. These investments are classified as Level 2.

Other invested assets

Level 2 assets represent surplus note investments, priced by a third-party pricing service, where the inputs to the valuation are deemed to be observable. Level 3 assets represent residual interests of securitizations, priced by a third-party pricing service, where inputs to the valuation are deemed to be unobservable.

Cash equivalents

These include money market funds, treasury bills, commercial paper and other highly liquid instruments. The highly liquid instruments are classified as Level 1. All other investments are classified as Level 2, since due to their short term nature, amortized cost is used as the best estimate of fair value.

Short term investments

For short term investments, amortized cost is used as the best estimate of fair value, and are classified as Level 2.

Separate account assets

Assets within the separate account are primarily invested in equities and fixed maturities. The fair value of investments in the separate accounts is calculated using the same procedures used for equities and fixed maturities in the general account.

The separate accounts also invest in limited partnerships and hedge funds. These investments are valued based on the latest net asset value (NAV). When the hedge fund investment can be redeemed at NAV, at the measurement date, or in the near-term (generally 90 days or less) it is classified as Level 2.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables provide further information about the Level 2 hedge funds in which the separate accounts invest in (in millions):

		2015
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$157	$—	Quarterly, Monthly	90 days or less

		2014
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$197	$—	Quarterly, Monthly	90 days or less

Limited Partnership and hedge fund investments that are restricted with respect to transfer or withdrawal of greater than 90 days are classified as Level 3. The following tables provide further information about these investments (in millions):

		2015
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$273	$—	Annual, Semi-annual, Quarterly	More than 90 days

		2014
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$259	$—	Annual, Semi-annual, Quarterly	More than 90 days

Policyholders’ account balances

Policyholders’ account balances carried at fair value consist of embedded derivatives bifurcated from the host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers less the present value of assessed or imputed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. The expected cash flows are discounted using the treasury rate, plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been classified as Level 3.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Level 3 Assets and Liabilities by Price Source

The following tables present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources at December 31, 2015 and 2014 (in millions):

	2015
	Internal (1)	External (2)	Total

Fixed maturities - available-for-sale
U.S. government corporations and agencies	$—	$24	$24
U.S. agency mortgage-backed and asset-backed securities	—	2	2
Foreign governments	—	7	7
U.S. corporate	20	87	107
Affiliated bonds	1,707	—	1,707
Non-agency residential mortgage-backed securities	—	9	9
Non-agency commercial mortgage-backed securities	82	333	415
Non-agency asset-backed securities	81	760	841
Total fixed maturities - available-for-sale	1,890	1,222	3,112
Fixed maturities - securities, at fair value
Non-agency commercial mortgage-backed securities	—	2	2
Non-agency asset-backed securities	—	3	3
Total fixed maturities - securities, at fair value	—	5	5
Equity securities
Common stock	26	—	26
Non-redeemable preferred stock	5	—	5
Mutual fund	—	3	3
Total equity securities	31	3	34
Separate account assets	—	273	273
Total assets accounted for at fair value on a recurring basis	$1,921	$1,503	$3,424

Policyholders’ account balances	$155	$—	$155
Derivative liabilities	—	3	3
Total liabilities accounted for at fair value on a recurring basis	$155	$3	$158

(1) Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs are deemed to be unobservable.

(2) Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2014
	Internal (1)	External (2)	Total

Fixed maturities - available-for-sale
U.S. government corporations and agencies	$—	$24	$24
U.S. agency mortgage-backed and asset-backed securities	—	27	27
Foreign governments	—	8	8
U.S. corporate	41	225	266
Foreign corporate	—	41	41
Non-agency residential mortgage-backed securities	—	16	16
Non-agency commercial mortgage-backed securities	83	112	195
Non-agency asset-backed securities	91	726	817
Total fixed maturities - available-for-sale	215	1,179	1,394
Fixed maturities - securities, at fair value
Non-agency commercial mortgage-backed securities	—	2	2
Non-agency asset-backed securities	—	5	5
Total fixed maturities - securities, at fair value	—	7	7
Equity securities
Common stock	2	—	2
Non-redeemable preferred stock	2	—	2
Total equity securities	4	—	4

Derivative assets	—	4	4
Separate account assets	—	259	259
Total assets accounted for at fair value on a recurring basis	$219	$1,449	$1,668

Policyholders’ account balances	$181	$—	$181
Total liabilities accounted for at fair value on a recurring basis	$181	$—	$181

(1) Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs that are deemed to be unobservable.

(2) Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Quantitative Information Regarding Internally - Priced Level 3 Assets and Liabilities

The following tables present quantitative information on significant internally priced Level 3 assets and liabilities at December 31, 2015 and 2014 (in millions):

	2015
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)

Assets
U.S. corporate	$20	Discounted Cash Flow	Discount Rate	2.3%-7.2%		3.4%

Affiliated bonds	$1,707	Cost

Non-agency asset-backed securities	$81	Discounted Cash Flow	Discount Rate	3.8%-10.8%		8.7%

Non-agency commercial mortgage-backed securities	$82	Discounted Cash Flow	Discount Rate	3.0%-12.0%		3.1%

Equity securities	$31	FHLB of Pittsburgh Capital Plan	Price to Book Multiple	.7X

Liabilities
Policyholders’ account balances	$155	Discounted Cash Flow	Discount Rate	1.3%	-	11.2%
		(GMAB)	Equity Returns	0.8%	-	10.8%
			Equity Volatility Curve	18.4%	-	39.9%
			Lapse Rate	1.5%	-	21.0%
			Mortality Rate	0.1%	-	33.4%
			Utilization Rate	10.0%	-	100.0%
			Withdrawal Rate	2.5%	-	7.2%

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2014
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)

Assets
U.S. corporate	$41	Discounted Cash Flow	Discount Rate	2.0% - 7.4% (4.5%)

Non-agency asset-backed securities	$91	Discounted Cash Flow	Discount Rate	4.8% - 7.0% (3.1%)

Non-agency commercial mortgage-backed securities	$83	Discounted Cash Flow	Discount Rate	3.0% - 12.0% (1.6%)

Liabilities
Policyholders’ account balances	$181	Discounted Cash Flow	Discount Rate	0.5% - 9.4%
			Equity Returns	0.7% - 5.2%
			Equity Volatility Curve	18.4% - 43.9%
			Lapse Rate	1.5% - 21.0%
			Mortality Rate	0.1% - 38.9%
			Utilization Rate	10.0% - 100%
			Withdrawal Rate	3.30%

The following is a description of the sensitivity to changes in unobservable inputs of the estimated fair value of the Company’s Level 3 assets included above, for which we have access to the valuation inputs, as well as the sensitivity to changes in unobservable inputs of the Level 3 assets that are valued based on external pricing information.

U.S. corporate securities

Most corporate securities are valued using a discounted cash flow analysis based on the expected cash flows of each security. The most significant unobservable input to the valuation of these securities is the discount rate, as it usually includes spread adjustments. Significant spread widening would decrease the value of these securities. The opposite effect would occur if spreads tightened significantly. Default rates are also a component of the valuation. If expected default rates on these securities significantly increase, the fair value will decrease, with the opposite being true for significant decreases in default rates.

Affiliated bonds

This security relates to an affiliated bond with Madison Capital Funding which was acquired at December 31, 2015 and therefore cost approximates fair value. The valuation of this bond in the future may include unobservable inputs and is therefore classified as Level 3.

Non-agency commercial mortgage-backed and asset-backed securities

These securities are mainly valued using discounted cash flow models. Significant spread widening, spread tightening and increases and decreases in default rates will have the same impact on the fair values of these securities as described above under U.S. corporate securities. Significant increases in loss severity assumptions will decrease the estimated fair value of these securities, with the opposite being true for decreases in expected loss severities.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Equity Securities

The equity securities included in the table above mostly relate to the Company’s holdings in the Federal Home Loan Bank of Pittsburgh ( the “FHLB of Pittsburgh”) stock as described in Note 12 - Debt. As prescribed in the FHLB of Pittsburgh’s Capital Plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased or transferred at par value. Since there is not a visible market for the FHLB of Pittsburgh stock, these securities have been classified as Level 3.

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers, less the present value of assessed rider fees attributable to the embedded derivative feature. Generally, higher (lower) equity returns will result in a lower (higher) fair value of the liability, while higher (lower) implied volatility assumptions will result in a higher (lower) fair value of the liability.

Transfers between Levels

Transfers between levels may occur as a result of changes in valuation sources or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2

Periodically, the Company has transfers between Level 1 and Level 2 assets and liabilities.

Transfers between Levels 1 and 2 were not significant during the 12 months ended December 31, 2015 and 2014.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

During the years ended December 31, 2015 and 2014, the Company transferred $38 million and $56 million, respectively, of securities into Level 3 consisting of fixed maturities available-for-sale securities and separate account assets in 2015 and 2014. The transfers into Level 3 related to fixed maturities available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $540 million and $512 million during the years ended December 31, 2015, and 2014, respectively, were primarily due to significant increases in market activity, or one or more significant input(s)

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

becoming observable, or a change in the valuation technique for fixed maturities available-for-sale, equity securities available-for-sale and other invested assets in 2015 and 2014.

The following tables present the changes in fair value of all Level 3 assets and liabilities for the years ended December 31, 2015, 2014 and 2013 (in millions):

	U.S. government corporations and agencies	U.S. agency mortgage-backed and asset-backed	Foreign governments	U.S. corporate	Affiliated bonds	Foreign corporate

Fair Value, December 31, 2012	$40	$36	$10	$169	$—	$25
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment (losses) gains	—	—	—	—	—	(3)
Other comprehensive (loss) income	(1)	(5)	(1)	(4)	—	4
Purchases	—	103	—	130	—	11
Sales	—	(10)	—	(27)	—	(5)
Settlements	—	(4)	(1)	(24)	—	(1)
Transfers into Level 3(1)	—	7	—	59	—	—
Transfers out of Level 3(1)	(15)	(16)	—	(54)	—	—
Fair Value, December 31, 2013	$24	$111	$8	$249	$—	$31
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains	—	—	—	1	—	—
Other comprehensive loss	—	—	—	(1)	—	(1)
Purchases	—	10	—	71	—	12
Sales	—	(50)	—	(8)	—	—
Settlements	—	—	—	(37)	—	(2)
Transfers into Level 3(1)	—	—	—	45	—	1
Transfers out of Level 3(1)	—	(44)	—	(54)	—	—
Fair Value, December 31, 2014	$24	$27	$8	$266	$—	$41
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains	—	—	—	—	—	—
Net investment income(1)	—	—	—	(1)	—	—
Other comprehensive loss	—	(1)	—	—	—	—
Purchases	—	—	—	3	1,707	—
Sales	—	(6)	—	(15)	—	—
Settlements	—	—	(1)	(8)	—	(18)
Transfers into Level 3(1)	—	—	—	3	—	—
Transfers out of Level 3(1)	—	(18)	—	(141)	—	(23)
Fair Value, December 31, 2015	$24	$2	$7	$107	$1,707	$—

(1) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities	Total fixed maturities - available-for-sale	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities

Fair Value, December 31, 2012	$99	$2	$754	$1,135	$—	$1
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment (losses) gains	1	(1)	(2)	(5)	—	6
Net investment income(1)	—	—	2	2	—	—
Other comprehensive loss	(2)	(4)	(9)	(22)	—	—
Purchases	—	143	620	1,007	—	—
Sales	—	—	(2)	(44)	—	—
Settlements	(42)	(6)	(162)	(240)	—	(1)
Transfers into Level 3(2)	2	1	—	69	—	—
Transfers out of Level 3(2)	—	(2)	(160)	(247)	—	—
Fair Value, December 31, 2013	$58	$133	$1,041	$1,655	$—	$6
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains (losses)	2	—	1	4	—	(2)
Net investment income(1)	—	—	1	1	—	—
Other comprehensive income (loss)	(1)	5	21	23	—	—
Purchases	—	58	321	472	2	—
Sales	—	—	(8)	(66)	—	—
Settlements	(43)	(2)	(154)	(238)	—	—
Transfers into Level 3(2)	—	—	9	55	—	—
Transfers out of Level 3(2)	—	1	(415)	(512)	—	—
Fair Value, December 31, 2014	$16	$195	$817	$1,394	$2	$4
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains (losses)	1	(2)	—	(1)	—	(1)
Net investment income(1)	—	—	—	(1)	—	—
Other comprehensive income	(1)	—	(7)	(9)	—	—
Purchases	—	233	446	2,389	—	—
Sales	(1)	(1)	—	(23)	—	—
Settlements	(6)	(12)	(90)	(135)	—	—
Transfers into Level 3(2)	—	2	33	38	—	—
Transfers out of Level 3(2)	—	—	(358)	(540)	—	—
Fair Value, December 31, 2015	$9	$415	$841	$3,112	$2	$3

(1) Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Total fixed maturities - securities, at fair value	Common stock - available-for-sale	Common stock - securities, at fair value	Non-redeemable preferred stock	Mutual fund

Fair Value, December 31, 2012	$1	$4	$2	$—	$—
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains (losses)	6	1	(1)	—	—
Net revenue from reinsurance	—	—	—	—	—
Other comprehensive loss	—	(1)	—	—	—
Sales	—	(2)	—	—	—
Settlements	(1)	—	—	—	—
Fair Value, December 31, 2013	$6	$2	$1	$—	$—
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment losses	(2)	—	(1)	—	—
Net investment income (1)	—	—	—	—	—
Other comprehensive income	—	—	—	—	—
Purchases	2	—	—	2	—
Sales	—	—	—	—	—
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers (out of) Level 3(2)	—	—	—	—	—
Fair Value, December 31, 2014	$6	$2	$—	$2	$—
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment losses	(1)	—	—	—	—
Net investment income(1)	—	—	—	—	—
Other comprehensive loss	—	(1)	—	—	—
Purchases	—	26	—	3	3
Sales	—	(1)	—	—	—
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers (out of) Level 3(2)	—	—	—	—	—
Fair Value, December 31, 2015	$5	$26	$—	$5	$3

(1) Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Total equity securities	Derivatives	Other invested assets	Amounts recoverable from reinsurers	Separate account assets

Fair Value, December 31, 2012	$6	$1	$11	$14	$178
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains	—	2	—	—	19
Net investment income(1)	—	—	—	—	—
Other comprehensive loss	(1)	—	—	(13)	—
Purchases	—	—	—	—	31
Sales	(2)	—	—	—	(6)
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	22
Transfers (out of) Level 3(2)	—	—	(11)	—	—
Fair Value, December 31, 2013	$3	$3	$—	$1	$244
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains (losses)	(1)	1	—	—	15
Net investment income(1)	—	—	—	—	2
Other comprehensive loss	—	—	—	(1)	—
Purchases	2	—	—	—	5
Sales	—	—	—	—	(7)
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	1
Transfers (out of) Level 3(2)	—	—	—	—	—
Fair Value, December 31, 2014	$4	$4	$—	$—	$260
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains (losses)	—	(6)	—	—	6
Net investment income(1)	—	—	—	—	3
Other comprehensive loss	(1)	—	—	—	—
Purchases	32	2	—	—	15
Sales	(1)	—	—	—	(11)
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers (out of) Level 3(2)	—	—	—	—	—
Fair Value, December 31, 2015	$34	$—	$—	$—	$273

(1)Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Total assets	Policyholders’ account balances	Derivative liabilities	Total liabilities

Fair Value, December 31, 2012	$1,346	$405	$—	$405
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains	22	—	—	—
Net investment income(1)	2	—	—	—
Other comprehensive loss	(36)	—	—	—
Interest credited to policyholders’ account balances	—	(362)	—	(362)
Purchases	1,038	26	—	26
Sales	(52)	—	—	—
Settlements	(241)	—	—	—
Transfers into Level 3(2)	91	—	—	—
Transfers (out of) Level 3(2)	(258)	—	—	—
Fair Value, December 31, 2013	$1,912	$69	$—	$69
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains	17	—	—	—
Net investment income(1)	3	—	—	—
Other comprehensive income	22	—	—	—
Interest credited to policyholders’ account balances	—	80	—	80
Purchases	481	32	—	32
Sales	(73)	—	—	—
Settlements	(238)	—	—	—
Transfers into Level 3(2)	56	—	—	—
Transfers (out of) Level 3(2)	(512)	—	—	—
Fair Value, December 31, 2014	$1,668	$181	$—	$181
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains	(2)	—	3	3
Net investment income(1)	2	(62)	—	(62)
Other comprehensive loss	(10)	(2)	—	(2)
Interest credited to policyholders’ account balances	—	—	—	—
Purchases	2,438	—	—	—
Sales	(35)	38	—	38
Settlements	(135)	—	—	—
Transfers into Level 3(2)	38	—	—	—
Transfers (out of) Level 3(2)	(540)	—	—	—
Fair Value, December 31, 2015	$3,424	$155	$3	$158

(1)Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables include the unrealized gains or losses for the years ended December 31, 2015, 2014 and 2013 by category for Level 3 assets still held at December 31, 2015, 2014 and 2013, respectively (in millions):

	2015
	U.S. corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities	Total fixed maturities - available-for-sale
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment gains (losses)	$—	$1	$(2)	$1	$—
Net investment income	(1)	—	—	—	(1)
Other comprehensive losses	—	(2)	—	(10)	(12)
Total change in unrealized gains (losses)	$(1)	$(1)	$(2)	$(9)	$(13)

	Non-agency asset-back securities	Total fixed maturities - securities, at fair value	Common stock	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$(2)	$(2)	$—	$(2)
Net investment income	—	—	—	(1)
Other comprehensive losses	—	—	(1)	(13)
Total change in unrealized gains (losses)	$(2)	$(2)	$(1)	$(16)

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2015.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2014
	U.S. government corporations and agencies	U.S. agency mortgage-backed and asset-backed securities	Foreign corporate	U.S. corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$—	$—	$(1)	$(1)	$—
Net investment income	—	—	—	—	—	—
Other comprehensive gains (losses)	—	1	(1)	1	2	5
Total change in unrealized gains (losses)	$—	$1	$(1)	$—	$1	$5

	Non-agency asset-backed securities	Total fixed maturities - available-for-sale	Non-agency asset-back securities	Total fixed maturities - securities, at fair value	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$(2)	$(1)	$(1)	$(3)
Net investment income	1	1	—	—	1
Other comprehensive gains	22	30	—	—	30
Total change in unrealized gains (losses)	$23	$29	$(1)	$(1)	$28

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2014.

	2013
	U.S. government corporations and agencies	U.S. agency mortgage-backed and asset-backed securities	Foreign corporate	U.S. corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$—	$—	$—	$—	$(1)
Net investment income	—	—	—	—	—	—
Other comprehensive losses	(1)	(5)	(1)	(4)	(1)	(3)
Total change in unrealized gains (losses)	$(1)	$(5)	$(1)	$(4)	$(1)	$(4)

	Non-agency asset-backed securities	Total fixed maturities - available-for-sale	Non-agency asset-back securities	Total fixed maturities - securities, at fair value	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment gains (losses)	$(1)	$(2)	$5	$5	$3
Net investment income	1	1	—	—	1
Other comprehensive losses	(9)	(24)	—	—	(24)
Total change in unrealized gains (losses)	$(9)	$(25)	$5	$5	$(20)

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Non-recurring Fair Value Measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

The following tables represent certain assets measured at estimated fair value during the years end and still held at December 31, 2015 and 2014 (in millions):

	2015
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Losses
Mortgage loans	$1	$1	$—

	2014
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Losses
Mortgage loans	$4	$3	$(1)

The impaired mortgage loans presented above were written down to the estimated fair value of the collateral at the date the impairments were recognized and have been categorized as Level 3.

For a description of the Company’s valuation process and controls, refer to “Determination of Fair Value” section above.

Fair Value of Other Financial Instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments, whether or not fair value is recognized in the Consolidated Statements of Financial Position, for which it is practicable to estimate fair value.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The carrying value and estimated fair value of financial instruments not otherwise disclosed in Notes 6, 12, 15 and 17 of Notes to the Consolidated Financial Statements at December 31, 2015 and 2014 are presented below (in millions):

	2015
	Carrying	Estimated Fair Value
	Value	Level 1	Level 2	Level 3	Total

Assets
Mortgage loans	$12,757	$—	$—	$13,140	$13,140
Senior secured commercial loans	12	—	—	11	11
Cash and cash equivalents	36	36	—	—	36
Other invested assets	225	—	8	247	255

Liabilities
Policyholders’ account balances - investment contracts	$37,927	$—	$—	$37,237	$37,237
Collateral received on securities lending and repurchase agreements	600	—	600	—	600
Collateral received on derivative transactions	264	—	264	—	264
Debt	1		1		1

	2014
	Carrying	Estimated Fair Value
	Value	Level 1	Level 2	Level 3	Total

Assets
Mortgage loans	$10,924	$—	$—	$11,630	$11,630
Senior secured commercial loans	153	—	—	159	159
Cash and cash equivalents	28	28	—	—	28
Other invested assets	264	—	16	268	284

Liabilities
Policyholders’ account balances - investment contracts	$36,176	$—	$64	$36,035	$36,099
Debt	1	—	1	—	1
Collateral received on securities lending and repurchase agreements	550	—	550	—	550
Collateral received on derivative transactions	114	—	114	—	114

Mortgage loans

The estimated fair value of mortgage loans is determined based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions, which take into account property type, LTV and remaining term of each loan. The spread is a significant component of the pricing inputs.

Senior secured commercial loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value is calculated by discounting future cash flows using prevailing interest rates on similar loans plus a spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Cash and cash equivalents

The Company believes that due to the short-term nature of cash and cash equivalents, the fair value approximates carrying value.

Other invested assets

This includes collateral posted on derivative transactions and third-party loans and investments in qualified affordable housing projects. The fair value for derivative transactions approximates the carrying amount as they are short term in nature. The third-party loans are fair valued by discounting estimated cash flows for each loan at the prevailing interest rates on similar loans plus spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation. The fair value of investments in qualified affordable housing projects is based on a discounted cash flow calculation using a discount rate that is determined internally.

Policyholders’ account balances – investment contracts

These contracts include continued interest accounts, supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and company specific assumptions for lapses, mortality and expenses. The cash flows are discounted using the yield on the Company’s medium term notes. For funding agreements backing medium term notes, fair values are based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Debt

The fair value of the Company’s non-recourse debt and other debt approximates carrying value.

Collateral received on securities lending, repurchase agreements and derivative transactions

The carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of Net investment income for the years ended December 31, 2015, 2014 and 2013 were as follows (in millions):

	2015	2014	2013
Fixed maturities	$3,139	$3,138	$3,083
Equity securities	18	23	13
Mortgage loans	548	486	458
Policy loans	57	59	59
Other investments	129	133	138
Gross investment income	3,891	3,839	3,751
Investment expenses	(124)	(109)	(99)

Net investment income	$3,767	$3,730	$3,652

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

For the years ended December 31, 2015, 2014 and 2013, Net investment gains or losses were as follows (in millions):

	2015	2014	2013
Fixed maturities
Total OTTI losses	$(107)	$(30)	$(45)
Portion of OTTI losses recognized in OCI	13	1	11
Net OTTI losses on fixed maturities recognized in earnings	(94)	(29)	(34)
All other (losses) gains	(29)	170	144
Fixed maturities, net	(123)	141	110
Equity securities	(20)	11	44
Mortgage loans	(3)	4	6
Derivative instruments	182	279	(247)
Other	24	3	(12)
Net investment gains (losses)	$60	$438	$(99)

The net investment (losses) gains on Securities, at fair value (both fixed maturities and equity securities) amounted to $(212) million, $(17) million and $55 million for the years ended December 31, 2015, 2014 and 2013, respectively. Of these gains and (losses) $(196) million, $(31) million and $46 million were related to changes in fair value.

Gains and losses for Securities at fair value are included in Net investment gains or losses.

Realized gains on sales of available-for-sale fixed maturities were $193 million, $187 million and $164 million for the years ended December 31, 2015, 2014 and 2013, respectively; and realized losses were $32 million, $12 million and $36 million, respectively. Realized gains on sales of available-for-sale equity securities were $9 million, $65 million and $22 million for the years ended December 31, 2015, 2014 and 2013, respectively; and realized losses were $1 million, $46 million and $18 million, respectively.

Losses from OTTI on equity securities (included in net investment gains or losses on equity securities above) were less than $1 million, $1 million and less than $1 million for the years ended December 31, 2015, 2014 and 2013, respectively.

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The following tables present the Company’s gross unrealized losses and fair values for fixed maturities and equity securities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2015 and 2014 (in millions):

			2015
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Fixed maturities
U.S. Treasury	$717	$4	$—	$—	$717	$4
U.S. government corporations and agencies	58	1	35	1	93	2
U.S. agency mortgage-backed and asset-backed securities	1,690	45	1,053	48	2,743	93
Foreign governments	2	—	—	—	2	—
U.S. corporate	10,910	561	1,392	107	12,302	668
Foreign corporate	3,831	238	437	51	4,268	289
Non-agency residential mortgage-backed securities	169	5	349	19	518	24
Non-agency commercial mortgage-backed securities	1,873	25	163	2	2,036	27
Non-agency asset-backed securities	3,342	48	780	16	4,122	64
Total fixed maturities	22,592	927	4,209	244	26,801	1,171

Equity securities
Common stock	—	—	—	—	—	—
Preferred stock	3	—	—	—	3	—
Total equity securities	3	—	—	—	3	—
Total	$22,595	$927	$4,209	$244	$26,804	$1,171

			2014
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Fixed maturities
U.S. Treasury	$120	$—	$115	$2	$235	$2
U.S. government corporations and agencies	22	—	79	2	101	2
U.S. agency mortgage-backed and asset-backed securities	287	8	2,416	96	2,703	104
Foreign governments	10	—	1	—	11	—
U.S. corporate	3,668	105	1,840	83	5,508	188
Foreign corporate	1,184	40	947	27	2,131	67
Non-agency residential mortgage-backed securities	152	2	419	25	571	27
Non-agency commercial mortgage-backed securities	335	2	273	5	608	7
Non-agency asset-backed securities	1,114	13	687	13	1,801	26
Total fixed maturities	6,892	170	6,777	253	13,669	423

Equity securities
Common stock	3	1	—	—	3	1
Preferred stock	—	—	1	—	1	—
Total equity securities	3	1	1	—	4	1
Total	$6,895	$171	$6,778	$253	$13,673	$424

At December 31, 2015, the unrealized loss amount consisted of approximately 3,417 different fixed maturities and 1 equity security.

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

At December 31, 2015, unrealized losses on investment grade fixed maturities were $870 million or 74% of the Company’s total fixed maturities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (‘‘NAIC’’) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s; or a rating of AAA, AA, A or BBB from Standard & Poor’s (‘‘S&P’’); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturities with a rating below investment grade represent $301 million or 26% of the Company’s total fixed maturities’ unrealized losses at December 31, 2015.

The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $278 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $242 million for 6 months or less, $9 million for greater than 6 months through 12 months and $26 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

Net Unrealized Investment Gains or Losses

Net unrealized investment gains or losses on available-for-sale investments are included in the Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains or losses that have been recognized as realized gains or losses during the current year and are included in Net investment gains or losses.

The components of Net unrealized investment gains or losses reported in AOCI at December 31, 2015, 2014 and 2013 are as follows (in millions):

	2015	2014	2013
Fixed maturities, available-for-sale - all other	$1,690	$3,784	$2,042
Fixed maturities on which an OTTI loss has been recognized	22	34	(11)
Total fixed maturities	1,712	3,818	2,031
Equity securities, available-for-sale	8	15	33
Derivatives designated as cash flow hedges	34	13	(3)
Other investments	2	2	1
Subtotal	1,756	3,848	2,062
Amounts recognized for:
DAC	(279)	(727)	(607)
Other assets (sales inducements)	(7)	(17)	(18)
Policyholders’ account balances and future policy benefits	33	70	42
Deferred taxes	(525)	(1,110)	(517)
Net unrealized gains on investments	$978	$2,064	$962

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The net unrealized gains or losses for the years ended December 31, 2015, 2014 and 2013, are presented separately for amounts related to fixed maturities on which an OTTI loss has been recognized and all other net unrealized investment gains or losses, are as follows (in millions):

Net unrealized investment gains and losses on fixed maturities on which an OTTI loss has been recognized
	Net Unrealized Gains (Losses) on Investments	DAC	Sales Inducements		Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2012	$(31)	$18	$—		$(1)	$5	$(9)
Net investment gains (losses) on investments arising during the period	21	—	—		—	(7)	14
Reclassification adjustment for (gains) losses included in net income	1	—	—		—	—	1
Reclassification adjustment for OTTI losses excluded from net income (1)	(2)	—	—	—	—	1	(1)
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(5)	—		—	1	(4)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—		—	—	—
Balance, December 31, 2013	$(11)	$13	$—		$(1)	$—	$1
Net investment gains (losses) on investments arising during the period	42	—	—		—	(14)	28
Reclassification adjustment for (gains) losses included in net income	1	—	—		—	*	1
Reclassification adjustment for OTTI losses excluded from net income (1)	2	—	—		—	(1)	1
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(14)	*		—	5	(9)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—		1	(1)	—
Balance, December 31, 2014	$34	$(1)	$—		$—	$(11)	$22
Net investment gains (losses) on investments arising during the period	(10)	—	—		—	4	(6)
Reclassification adjustment for (gains) losses included in net income	(2)	—	—		—	1	(1)
Reclassification adjustment for OTTI losses excluded from net income (1)	—	—	—		—	—	—
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	2	—		—	(1)	1
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—		—	—	—
Balance, December 31, 2015	$22	$1	$—		$—	$(7)	$16

*Amounts less than $1 million.
(1) Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

All other net unrealized gains and losses in AOCI
	Net Unrealized Gains (Losses) on Investments(1)	DAC	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2012	$6,138	$(1,401)	$(32)	$(40)	$(1,632)	$3,033
Net investment gains (losses) on investments arising during the period	(3,968)	—	—	—	1,388	(2,580)
Reclassification adjustment for (gains) losses included in net income	(99)	—	—	—	35	(64)
Reclassification adjustment for OTTI losses excluded from net income (2)	2	—	—	—	(1)	1
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	781	14	—	(278)	517
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	83	(29)	54
Balance, December 31, 2013	$2,073	$(620)	$(18)	$43	$(517)	$961
Net investment gains (losses) on investments arising during the period	1,910	—	—	—	(650)	1,260
Reclassification adjustment for (gains) losses included in net income	(167)	—	—	—	40	(127)
Reclassification adjustment for OTTI losses excluded from net income (2)	(2)	—	—	—	1	(1)
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(106)	1	(1)	37	(69)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	28	(10)	18
Balance, December 31, 2014	$3,814	$(726)	$(17)	$70	$(1,099)	$2,042
Net investment gains (losses) on investments arising during the period	(2,146)	—	—	—	750	(1,396)
Reclassification adjustment for (gains) losses included in net income	66	—	—	—	(23)	43
Reclassification adjustment for OTTI losses excluded from net income (2)	—	—	—	—	—	—
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	445	10	—	(159)	296
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	(36)	13	(23)
Balance, December 31, 2015	$1,734	$(281)	$(7)	$34	$(518)	$962

(1) Includes cash flow hedges. Refer to Note 7 – Derivative Instruments and Risk Management for information on cash flow hedges.

(2) Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The following table provides a rollforward of the cumulative credit loss component of OTTI losses recognized in earnings for fixed maturities still held for which a portion of the loss was recognized in AOCI (in millions):

	2015	2014
Balance at beginning of year	$175	$177
Additions:
Credit loss impairments recognized in the current period on securities previously not impaired	4	3

Additional credit loss impairments recognized in the current period on securities previously impaired	5	12

Reductions:
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or sold during the period	(26)	(17)
Balance at end of year	$158	$175

The balance of and changes in each component of AOCI attributable to the Company were as follows (in millions):

	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)(1)	Net Unrealized Gains (Losses) on Other-Than Temporarily Impaired Fixed Maturity Investments	Total Accumulated Other Comprehensive Income (Loss)
Balance, December 31, 2012	$—	$3,033	$(9)	$3,024
Change in net unrealized investment gains (losses), net of related offsets, reclassification adjustments and income taxes	—	(2,072)	10	(2,062)
Change in foreign currency translation adjustment, net of income taxes	1	—	—	1
Balance, December 31, 2013	1	961	1	963
Change in net unrealized investment gains (losses), net of related offsets, reclassification adjustments and income taxes	—	1,081	21	1,102
Change in foreign currency translation adjustment, net of income taxes	(1)	—	—	(1)
Balance, December 31, 2014	—	2,042	22	2,064
Change in net unrealized investment gains (losses), net of related offsets, reclassification adjustments and income taxes	—	(1,080)	(6)	(1,086)
Change in foreign currency translation adjustment, net of income taxes	(3)	—	—	(3)
Balance, December 31, 2015	$(3)	$962	$16	$975

(1) Includes cash flow hedges. Refer to Note 7 - Derivative Instruments and Risk Management for information on cash flow hedges.

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The amounts reclassified out of AOCI(1) for the years ended December 31, 2015, 2014 and 2013 were as follows (in millions):

	2015	2014	2013	Affected Line Item in the Consolidated Statements of Operations
Net unrealized investment (gains) losses
(Gains)/ losses on cash flow hedges:
Interest rate swaps	$1	$1	$1	Net investment income
Currency swaps	2	1	—	Net investment gains (losses)
(Gains)/ losses on available-for-sale securities:
Impairment losses	(2)	(1)	1	Net investment gains (losses)
All other	66	(167)	(100)	Net investment gains (losses)
	67	(166)	(98)	Total before tax
	23	(40)	(35)	Income tax benefit (expense)
Total reclassifications for the period	$44	$(126)	$(63)	Net income

(1) Negative amounts indicate gains/benefits reclassified out of AOCI. Positive amounts indicate losses/costs reclassified out of AOCI.

NOTE 11 – RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with certain services and facilities including, but not limited to, the following: accounting, tax and auditing services; legal services; actuarial services; electronic data processing operations and communications operations. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and the Company. The fees incurred associated with these services and facilities, amounted to $823 million, $813 million and $764 million for the years ended December 31, 2015, 2014 and 2013, respectively, and were reflected in Operating expenses and Net investment income.

The Company’s interests in commercial mortgage loans (and, in one instance, a single asset real estate owned property acquired through foreclosure (“REO Property”)) are held in the form of participations in mortgages originated or acquired by New York Life (and, in the case of the REO Property, a participation in the ownership of the REO Property (“REO Ownership Interest”)). During 2015, the Company’s REO Ownership Interest was purchased by New York Life. Under the participation agreement for the mortgage loans, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated therefrom, will be pari passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval.

The Company has entered into investment advisory and administrative services agreements with NYLIM to provide investment advisory and administrative services to the Company. On March 31, 2014, NYLIM assigned its investment advisory rights and obligations under this agreement to NYL Investors LLC, a wholly owned

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

subsidiary of New York Life. For the years ended December 31, 2015, 2014 and 2013, the total cost for these services amounted to $110 million, $100 million and $91 million, respectively, which is included in the cost of services billed by New York Life to the Company. These costs were included in Operating expenses.

NYLIM has an investment advisory agreement with the Mainstay VP Funds Trust (“the Fund”), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund, and the Company have entered into agreement regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM of $35 million, $35 million and $31 million for the years ended December 31, 2015, 2014 and 2013, respectively, and was included in Fee-universal life and annuity policies.

NYLIM provides the Company with certain services and facilities including, but not limited to, the following: management and other support. NYLIM charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between NYLIM and the Company. The Company incurred fees associated with the services and facilities in the amounts of $33 million, $26 million and $62 million for the years ended December 31, 2015, 2014 and 2013, respectively. Prior to 2014, NYLIM also provided information technology and infrastructure support which are now provided by New York Life.

The Company has a variable product distribution agreement with NYLIFE Distributors LLC (“Distributors”), an indirect wholly owned subsidiary of New York Life, granting Distributors the exclusive right to distribute and to be the underwriter and/or agent of the Company’s variable product policies. For the years ended December 31, 2015, 2014 and 2013, the Company received service fees of $39 million, $36 million and $30 million, respectively, under this agreement, in consideration for providing 12b-1 Plan services attributable to the variable products.

The Company has an agreement with NYLIFE Securities LLC (“Securities”), an indirect wholly owned subsidiary of New York Life, under which registered representatives of Securities solicit sales of multi-funded annuity contracts and variable life policies. For the years ended December 31, 2015, 2014 and 2013, the Company incurred commission expense to Securities’ registered representatives of $139 million, $150 million and $130 million, respectively.

On July 8, 2008, as amended on July 1, 2009, the Company entered into a service agreement with Securities, whereby Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2015, 2014 and 2013, the Company incurred an expense of $51 million, $47 million and $41 million, respectively.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a universal life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company received from New York Life $41 million, $21 million and $39 million for the years ended December 31, 2015, 2014 and 2013, respectively, and was included in Other income.

New York Life Capital Corporation (“NYLCC”), a wholly owned subsidiary of NYLIFE LLC, has a credit agreement with the Company dated December 23, 2004, as amended, whereby NYLCC has agreed to make loans to the Company in an amount up to, but not exceeding, $490 million from the issuance of commercial paper. At December 31, 2015 and 2014 the Company had no outstanding loan balance to NYLCC. During 2015, 2014 and 2013, the Company had no interest expenses recorded by the Company in relation to this agreement.

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

The Company has a credit agreement with New York Life, dated September 30, 1993, as amended, whereby the Company may borrow up to $490 million from New York Life. During 2015, 2014 and 2013, the credit facility was not used, no interest was paid and there was no outstanding balance due.

In addition, the Company has a credit agreement with New York Life, dated April 1, 1999, as amended, wherein New York Life may borrow up to $490 million from the Company. During 2015, 2014 and 2013, the credit facility was not used, no interest was paid and there was no outstanding balance due.

Prior to December 31, 2015, the Company entered into a revolving loan agreement with MCF, which was a wholly owned subsidiary of NYL Investments (as amended from time to time, the “MCF Loan Agreement”). Under this agreement, the Company provided funding to MCF for lending and equity investment commitments entered into by MCF on or after January 1, 2010. The aggregate amount advanced by the Company to MCF under the MCF Loan Agreement, when aggregated with all other funding provided to or on behalf of MCF by the Company, could not exceed 2.75% of the Company’s statutory cash and invested assets as stated on the Company’s most recent quarterly statement. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2025. At December 31, 2014, the outstanding balance of loans to MCF under the MCF Loan Agreement was $2,041 million and are reported in Investments in affiliates. During 2015, 2014 and 2013, the Company received interest payments from MCF totaling $100 million, $94 million and $85 million, respectively, which are included in Net investment income. At December 31, 2015, all outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon, were paid in full and the agreement was terminated.

On December 31, 2015, the Company entered into a note funding agreement with MCF and New York Life (the “MCF Note Agreement”) and acquired a variable funding note issued by MCF thereunder (the “Note”). The Note, which is reported as a bond, had an outstanding balance for the Company of $1,707 million at December 31, 2015 and was reported in Fixed maturities, available-for-sale. At the same time, the Company also acquired a membership interest in, and made an equity capital contribution to, MCF. At December 31, 2015, the Company’s equity investment in MCF was $540 million, which represents 45% of MCF’s total outstanding equity at December 31, 2015, and is included in Investments in affiliates. The remainder of MCF’s equity is owned by New York Life. Pursuant to the MCF Note Agreement and variable funding note issued thereunder, the Company and New York Life may provide an aggregate of up to $4,700 million in funding to MCF for lending and equity investment commitments, as well as for business expenses. All outstanding advances made to MCF under the MCF Note Agreement, together with unpaid interest thereon, will be due in full on December 31, 2025.

The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2015 and 2014, the Company did not purchase any new loans. At December 31, 2015, the Company held loans with an outstanding balance of $12 million and has commitments to fund additional amounts on these existing loans of $3 million. At December 31, 2014, the Company held loans with an outstanding balance of $17 million and had commitments to fund additional amounts on these existing loans of $5 million. These loans were reported in Other investments.

To satisfy its obligations under structured settlement agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 3.33% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2015 and 2014, the carrying value of the Interest in annuity contracts and the Obligations under structured settlement agreements amounted to $6,472 million and $6,260 million, respectively.

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

The Company has sold certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations was 5.84% for 2015. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2015 and 2014, the policyholder reserves related to these contracts amounted to $160 million and $162 million, respectively, and were included in liabilities of Future policy benefits.

The Company has issued various Corporate Owned Life Insurance (“COLI”) policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. At December 31, 2015 and 2014, the policyholder reserves balances for these policies amounted to $3,588 million and $3,511 million, respectively, and were included in liabilities of Policyholders’ account balances and Separate account liabilities.

The Company has also issued various COLI policies to Voluntary Employees’ Beneficiary Association (“VEBA”) trusts, which were trusts formed for the benefit of New York Life’s retired employees and agents. At December 31, 2015 and 2014, the policyholder liability balances for these policies amounted to $354 million and $356 million, respectively, and were included in Policyholders’ account balances and Separate account liabilities.

In connection with the acquisition of an office building by REEP-OFC Westory DC LLC, an indirect wholly owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC Westory DC LLC. The mortgage loan is interest-only throughout the term and all outstanding principal shall be due and payable on August 10, 2022. For the years ended December 31, 2015, 2014 and 2013, interest earned amounted to $3 million.

In connection with a $150 million acquisition of a fee estate containing an office building and related improvements and encumbered by a ground lease by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012, which sets forth the terms that will govern, in part, each entity’s interest in the property. For the years ended December 31, 2015, 2014 and 2013, income earned amounted to $3 million.

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life. Refer to Note 14 – Reinsurance for more details.

The Company has an over-retention agreement with New York Life. Refer to Note 14 – Reinsurance for more details.

At December 31, 2015 and 2014, the Company recorded amounts payable to parent and affiliates of $250 million and $242 million, respectively, and is included in Other liabilities. At December 31, 2015 and 2014, the Company recorded amounts due from parent and affiliates of $35 million and $59 million, respectively, and is included in Other assets. The terms of the underlying agreements generally require that these amounts be settled in cash within 90 days.

NOTE 12 – POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2015 and 2014 were as follows (in millions):

	2015	2014
Deferred annuities	$40,457	$39,002
Universal life contracts	28,353	26,184
Other	1,196	1,690

Total policyholders’ account balances	$70,006	$66,876

Policyholders’ account balances on the above contracts are equal to cumulative deposits and interest credited, less withdrawals and mortality and expense charges, where applicable.

The following table highlights the interest rate assumptions generally utilized in calculating Policyholders’ account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2015:

Product	Interest Rate	Withdrawal/Surrender Charges
Deferred annuities	0.20% to 10.00%	Surrender Charges 0% to 10% for up to 10 years.
Universal life contracts	2.75% to 8.00%	Various up to 19 years
Annuities certain	0.05% to 5.00%	No surrender or withdrawal charges
Supplementary contracts without life contingencies	1.00% to 3.50%	No surrender or withdrawal charges

Less than 1% of policyholders’ account balances have interest crediting rates of 6% and greater.

Future Policy Benefits

Future policy benefits at December 31, 2015 and 2014 were as follows (in millions):

	2015	2014
Life insurance:
Taiwan business - 100% coinsured	$1,236	$1,205
Other life	270	235
Total life insurance	1,506	1,440
Individual and group payout annuities	16,782	15,171
Other contract liabilities	92	77
Total future policy benefits	$18,380	$16,688

The 2014 life insurance future policy benefits include a $25 million out of period adjustment related to out dated assumptions on certain claims-type reserves. The Company concluded it was appropriate to record the adjustment through the 2014 increase in liabilities for Future policy benefits and that the adjustment was not material to the financial statements for all years presented.

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

The following table highlights the key assumptions generally utilized in the calculation of liabilities for future policy benefits at December 31, 2015:

Product	Mortality	Interest Rate	Estimation Method
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD	3.11% to 8.75%	Present value of expected future payments at a rate expected at issue with PAD

Less than 1% of future policy benefits are based on an interest rate of 6% and greater.

Guaranteed Minimum Benefits

At December 31, 2015 and 2014, the Company had fixed and variable annuities with guarantees. The Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date. For contracts with the EBB optional feature, the net amount at risk is defined as the additional benefit amount that equals to a percentage of earnings in the contract, subject to certain maximums. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date. For guarantees of income, the net amount at risk is defined as the minimum account balance in excess of the current account balance needed to fund the GFIB or guaranteed lifetime income withdrawal benefits (“GLWB”).

Variable Annuity Contracts – GMDB, EBB, GMAB and GFIB

The Company issues certain variable annuity contracts with a GMDB feature that guarantees either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals)

b)Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages
(adjusted for withdrawals)

Contracts with an optional EBB feature provides an additional death benefit amount equal to a percentage of earnings in the contract at time of death, subject to certain maximums.

The Company issues certain variable annuity contracts with a GMAB feature that guarantees a minimum contract value equal to 100% or 150%, depending on the election of the amount of eligible premiums (adjusted for withdrawals) at the end of the guaranteed period. The minimum contract value can be reset after issue, and in such case, is set equal to the account value at the time of reset. The older contracts must be surrendered in order to receive the guaranteed amount.

The Company issues variable annuity contracts with a GFIB feature. This feature provides a minimum fixed annuity payment guarantee that will start on a date chosen by the policyholder.

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

The following tables provide the account value, net amount at risk and average attained age of contract holders at December 31, 2015 and 2014 for GMDBs, GMABs, EBBs and GFIBs ($ in millions):

	2015
	Return of Net Deposits			Ratchet		Income

	In the Event of Death	Accumulation at Specified Date	Additional Death Benefits	In the Event of Death	In the Event of Death	Accumulation at Specified Date
	(GMDB)	(GMAB)	(EBB)	(GMDB)	(GMAB)	(GFIB)
Account value	$16,184	$5,256	$58	$10,102	$1,519	$213
Net amount at risk	$139	$186	$6	$518	$47	$5
Average attained age of contract holders	58	58	67	64	61	59

	2014
	Return of Net Deposits			Ratchet		Income

	In the Event of Death	Accumulation at Specified Date(1)	Additional Death Benefits	In the Event of Death	In the Event of Death (1)	Accumulation at Specified Date
	(GMDB)	(GMAB)	(EBB)	(GMDB)	(GMAB)	(GFIB)
Account value	$15,202	$4,953	$62	$11,182	$1,666	$221
Net amount at risk	$34	$38	$7	$180	$12	$1
Average attained age of contract holders	58	57	66	63	61	58
(1)Amount for 2014 was split out between return of net deposits and ratchet.

The following summarizes the general account liabilities for guarantees on variable contracts, included in liabilities for Future policy benefits for GMDB, EBB and GFIB, and liabilities for Policyholders’ account balances for GMAB (in millions):

	GMDB	GMAB	EBB	GFIB	Total
Balance at December 31, 2013	$42	$69	$1	$ *	$112
Incurred guarantee benefits	27	112	—	—	139
Paid guarantee benefits	(3)	—	—	3	—
Balance at December 31, 2014	66	181	1	3	251
Incurred guarantee benefits	14	(26)	1	3	(8)
Paid guarantee benefits	(6)	—	—	—	(6)
Balance at December 31, 2015	$74	$155	$2	$6	$237

*Amounts less than $1 million

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and changes in fair value are recorded in Interest credited to Policyholders’ account balances (refer to Note 9 – Fair Value Measurements).

The GMDB and EBB liabilities are determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates assumptions and adjusts the liability, with a related charge or credit recorded to Increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2015 and 2014, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumptions ranged from 1.13 % to 9.10% for 2015 and 0.66% to 11.29% for 2014.

•	Volatility assumption ranged from 1.32 % to 29.14% for 2015 and from 1.21% to 31.23% for 2014.

•	Mortality was assumed to be 100.5% of an internally developed mortality table for 2015 and 100.5% for 2014.

•	Lapse rates vary by contract type and duration and ranged from 1.00% to 32.00%, with an average of 5.16% for 2015 and from 1.00% to 32.00%, with an average of 5.25% for 2014.

•	Discount rates ranged from 4.29% to 7.61% for 2015 and 2014.

The GFIB liability is determined each period by estimating the expected guaranteed minimum income benefit amounts, less the benefit amounts funded by income benefit purchases, and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the liability balance, with a related charge or credit recorded to Increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GFIB liability at December 31, 2015 and 2014, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from 1.13% to 9.10% for 2015 and 0.66% to 11.29% for 2014.

•	Volatility assumption ranged from 1.32% to 29.14% for 2015 and from 1.21% to 31.23% for 2014.

•	Mortality assumption used to project future claims is the Company’s GLI 12(15) Mortality Table for both 2015 and 2014.

•	Lapse rates vary by contract type and duration and range from 1.50% to 21.00%, with an average of 1.65% for 2015 and from 1.50% to 21.00%, with an average of 1.60% for 2014.

•	Discount rates ranged from 4.29% to 6.64% for 2015 and 2014.

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

The following table presents the aggregate fair value of assets at December 31, 2015 and 2014, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB, GMAB, GFIB, EBB and GLWB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB, GFIB and EBB guarantees in each contract, the GMDB, GMAB, GFIB and EBB amounts listed are not mutually exclusive (in millions):

	2015
	GMDB	GMAB	GFIB	EBB
Separate account:
Equity	$12,842	$3,643	$127	$32
Fixed income	5,496	1,634	68	13
Balanced	4,271	1,213	15	9
Total separate account	22,609	6,490	210	54
General account	3,677	285	3	4
Total	$26,286	$6,775	$213	$58

	GMDB	GMAB	GFIB	EBB
Separate account:
Equity	$13,098	$3,582	$133	$33
Fixed income	5,238	1,467	67	13
Balanced	4,294	1,241	13	9
Total separate account	22,630	6,290	213	55
General account	3,754	329	8	7
Total	$26,384	$6,619	$221	$62

Fixed Annuity Contracts - GLWB

In 2014, the Company began offering fixed annuity contracts with a GLWB feature. The benefit must be elected at the time of contract issuance, and provides for a percentage of the contract holder’s benefit base, subject to certain restrictions, to be available for withdrawal for life as early as age 59 1/2. This benefit base grows for up to 10 years or until lifetime income payments commence, whichever comes first.

The GLWB liability is determined each period end by estimating the expected payments after the account balance is depleted and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the additional liability balance, with a related charge or credit to Increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GLWB liability at December 31, 2015 and 2014, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mortality was assumed to be 100% of the Company’s GLI 12(15) Mortality Table for 2015 and 100% of the Company’s GLI 12(15) Mortality Table for 2014.

•	Lapse rates vary by contract type and duration, and range from 1.00% to 10.00%, with an average of 1.00% for 2015 and 1.00% to 10.00%, with an average of 1.00% for 2014.

•	Discount rates ranged from 2.21% to 4.25% for 2015 and 2.36% to 4.31% for 2014.

At December 31, 2015 and 2014, the GLWB liability was $1 million and $14 million, respectively.

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with secondary guarantees. For these policies, we define excess insurance benefits as death benefits paid in excess of account balance released on death when the policy is either being held in force by the presence of a no lapse guarantee or when an amount in excess of the account balance results from a GMDB.

Generally, the Company has separately defined an excess insurance benefit to exist when expected mortality exceeds all assessments. This insurance benefit is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments. The liability for excess insurance benefit features reflected in the general account and included in liabilities for Future policy benefits was $165 million and $132 million at December 31, 2015 and 2014, respectively.

NOTE 13 – DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

Deferred Policy Acquisition Costs

The following is a rollforward of DAC for the years ended December 31, 2015, 2014 and 2013 (in millions):

	2015	2014	2013
Balance at beginning of year	$3,041	$2,847	$2,027

Current year additions	514	468	426
Amortization - current year	(435)	(533)	(394)
Amortization - impact of assumption and experience unlocking(1)	(37)	90	13
Amortization - impact of extending the useful life(2)	—	289	—
Balance at end of year before related adjustments	3,083	3,161	2,072

Adjustment for changes in unrealized net investment gains	447	(120)	775
Balance at end of year	$3,530	$3,041	$2,847

(1) In the table above, the (negative) positive impact of assumption and experience unlocking on amortization includes $2 million, $3 million and $(36) million of out of period adjustments that (increased) reduced amortization for the years ended December 31, 2015, 2014 and 2013, respectively. The 2013 adjustment for changes in unrealized net investment gains or losses is net of an out of period adjustment of $(145) million related to a prior period adjustment to DAC through AOCI. The Company has evaluated these out of period adjustments and concluded that individually and collectively they are not material to the financial statements for all years presented.

(2) The Company reviewed the reasonableness of the assumptions used to determine the amortization period for certain universal life and variable deferred annuity contracts and determined, based on better than expected persistency of these products, that the useful life should be extended, resulting in a positive impact to DAC amortization in 2014.

NOTE 13 – DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS (continued)

Sales Inducements

The following is a rollforward of deferred sales inducements included in Other assets for the years ended December 31, 2015, 2014 and 2013 (in millions):

	2015	2014	2013
Balance at beginning of year	$634	$549	$530

Current year additions	113	117	106
Amortization - current year	(82)	(44)	(137)
Amortization - Impact of assumption and experience unlocking	(18)	12	36
Balance at end of year before related adjustments	647	634	535

Adjustment for changes in unrealized net investment gains	10	—	14
Balance at end of year	$657	$634	$549

NOTE 14 – REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. The Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for certain products. For the policies reinsured, the Company typically retains between 10% and 60% of each risk, with a minimum size policy ceded of $1 million for joint life and no minimum size for single life. Most of the reinsured business is on an automatic basis. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance which the Company cannot collect.

The Company also participates in assumed reinsurance with third parties in acquiring additional business.

NOTE 14 – REINSURANCE (continued)

The effects of reinsurance on the Consolidated Statement of Operations for the years ended December 31, 2015, 2014 and 2013 were as follows (in millions):

	2015	2014	2013
Direct	$2,497	$3,198	$3,449
Assumed	4	3	3
Ceded	(69)	(78)	(68)
Premiums	$2,432	$3,123	$3,384
Fees - universal life and annuity policies ceded	$(621)	$(601)	$(586)
Direct	$2,048	$1,859	$1,733
Assumed	2	2	2
Ceded	(559)	(520)	(571)
Policyholder benefits	$1,491	$1,341	$1,164
Direct	$1,647	$2,463	$2,744
Assumed	—	—	—
Ceded	(14)	(12)	(26)
Increase in liabilities for future policy benefits	$1,633	$2,451	$2,718

The effects of reinsurance on the Consolidated Statements of Financial Position for the years ended December 31, 2015, 2014 and 2013 were as follows (in millions):

	2015	2014
Reinsurance recoverable	$5,860	$5,956
Reinsurance payable	$4,310	$4,422

Significant Reinsurance Transactions

Four reinsurance companies account for 79% and 81% of the in-force reinsurance ceded at December 31, 2015 and 2014, respectively.

The Company ceded 53% and 55% of its total life insurance in-force at December 31, 2015 and 2014, respectively.

Ceded

On July 1, 2002, the Company transferred all of the liabilities and assets of its Taiwan Branch to Taiwan Corporation, an indirect subsidiary of New York Life, that was sold to Yuanta Financials Holding Co., Ltd. (“Yuanta”) on December 31, 2014. Taiwan Corporation is liable for all policyholder obligations on its balance sheet, including policies issued prior to July 2002, when Taiwan Corporation was a branch of the Company. As part of the sale agreement, Yuanta has guaranteed Taiwan Corporation’s obligation with respect to these policyholder obligations. The Company accounts for the policies issued prior to July 2002 as 100% coinsured, and records policyholder liabilities associated with those policies, as well as a reinsurance recoverable asset from Taiwan Corporation/Yuanta.

NOTE 14 – REINSURANCE (continued)

The effect of this reinsurance agreement with Taiwan Corporation/ Yuanta for the years ended December 31, 2015, 2014 and 2013 was as follows (in millions):

	2015(1)	2014(1)	2013
Amounts recoverable from reinsurer(2)	$1,236	$1,205	$1,049
Premiums ceded	$67	$74	$65
Benefits ceded	$29	$46	$50

(1) Beginning in 2014, the results for this transaction are recorded on a quarter lag. The amounts recoverable from reinsurer and policyholder liabilities represent balances as of September 30th. Premiums ceded and benefits ceded represent balances for the nine months ended September 30th plus an estimate for the three months ended December 31st.

(2) The Company recorded policyholder liabilities of $1,236 million, $1,205 million, and $1,049 million at December 31, 2015, 2014, and 2013, respectively,

In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of universal life, variable universal life (“VUL”), Target Life and Asset Preserver, with New York Life. The agreement uses a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for the VUL policies in the Separate Accounts. Under both the MODCO and funds withheld treaties, the Company retains the assets held in relation to the policyholders’ account balances and separate account liabilities. An experience refund is paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the funds withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. Refer to Note 7 - Derivative Instruments and Risk Management for additional details.

In connection with the reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2015, 2014 and 2013, $1 million of the deferred gain was amortized and is included in the Net revenue from reinsurance.

The effect of this reinsurance agreement with New York Life for the years ended December 31, 2015, 2014 and 2013 was as follows (in millions):

	2015	2014	2013
Fees-universal life policies ceded	$241	$241	$246
Net revenue from reinsurance	$99	$85	$70
Policyholder benefits ceded	$136	$151	$160
Amounts recoverable from reinsurer	$4,252	$4,364	$6,833
Amounts payable to reinsurer	$4,255	$4,366	$6,833
Other liabilities (deferred gain, net of amortization)	$11	$13	$14

The Company obtains coverage of mortality risk in excess of its retention limits from New York Life on a yearly renewable term basis. The premiums for this coverage were $11 million, $19 million and $18 million for the years ended December 31, 2015, 2014 and 2013, respectively.

NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS

Litigation

The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations, which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in guaranty fund assessments against the Company of approximately $2 million and $4 million, which have been accrued in Other liabilities at December 31, 2015 and 2014, respectively. The Company expects to recover $16 million and $23 million at December 31, 2015 and 2014, respectively, of premium offsets reflected in Other assets.

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from any such guarantees would not have a material adverse effect on the Company’s financial position.

NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

Loaned Securities and Repurchase Agreements

The following tables represent recognized repurchase agreements and securities lending transactions that are subject to an enforceable master netting agreement or similar agreement for the years ended December 31, 2015 and 2014 (in millions). The Company’s dollar rolls repurchase agreements to sell and repurchase securities are not done under master netting agreements or similar agreements and therefore are not included in this table:

	2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial assets
Securities purchased under agreement to resell	$298	$—	$298	$(298)	(1)	$—
Total assets	$298	$—	$298	$(298)		$—

	2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial assets
Securities purchased under agreement to resell	$133	$—	$133	$(133)	(2)	$—
Total assets	$133	$—	$133	$(133)		$—

(1) The actual collateral that is held by the custodian is $304 million, which was capped at the amount recorded in the Consolidated Statements of Financial Position in accordance with the authoritative guidance.

(2) The actual collateral that is held by the custodian is $103 million, which was capped at the amount recorded in the Consolidated Statements of Financial Position in accordance with the authoritative guidance.

	2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial liabilities
Securities entered into a security lending agreement	$600	$—	$600	$(600)	(1)	$—
Total liabilities	$600	$—	$600	$(600)		$—

	2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial liabilities
Securities entered into a security lending agreement	$550	$—	$550	$(550)	(2)	$—
Total liabilities	$550	$—	$550	$(550)		$—

(1) The amount represents the cash collateral received and is reported in Other liabilities. The securities lent have a fair value of $586 million. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss.

(2) The amount represents the cash collateral received and is reported in Other liabilities. The securities lent have a fair value of $537 million. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss.

NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

The following table provides information about the Company’s obligation regarding cash collateral received under repurchase agreements and securities lending transactions, by class of securities sold to be repurchased and securities sold to counterparties, including the remaining contractual maturity of such transactions at December 31, 2015:

	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
Dollar Repurchase Agreements
U.S. government corporations & agencies	$—	$—	$—	$—	$—	$—
Total dollar repurchase agreements	$—	$—	$—	$—	$—	$—

Securities Lending
U.S. Treasury	$109	$—	$—	$—	$—	$109
U.S. government corporations & agencies	12	—	—	—	—	12
U.S. agency mortgage-backed and asset-backed securities	—	—	—	—	—	—
Foreign governments	6	—	—	—	—	6
U.S. corporate	363	—	—	—	—	363
Foreign corporate	110	—	—	—	—	110
Total securities lending transactions	$600	$—	$—	$—	$—	$600

At December 31, 2015 and 2014, the Company had no agreements outstanding to sell and repurchase securities.

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NOTE 16 – INCOME TAXES

The components of the total Income tax expense for the years ended December 31, 2015, 2014 and 2013 are as follows (in millions):

	2015	2014	2013
Current
Federal	$266	$252	$177
State and local	2	5	11
Foreign	1	1	1
	269	258	189
Deferred
Federal	(45)	133	53
Income tax expense	$224	$391	$242

Pursuant to the tax allocation agreement discussed in Note 3 – Significant Accounting Policies, the Company recorded a net income tax receivable from New York Life of $31 million and $52 million at December 31, 2015 and 2014, respectively, and is included in Other assets.

NOTE 16 - INCOME TAXES (continued)

The Company’s actual income tax expense for the years ended December 31, 2015, 2014 and 2013 differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons (in millions):

	2015		2014		2013

Statutory federal income tax expense	$297	35.0%	$481	35.0%	$315	35.0%
Tax exempt income	(60)	(7.1)	(63)	(4.6)	(36)	(4.0)
Audit liability	13	1.6	(3)	(0.2)	3	0.3
Investment credits	(49)	(5.8)	(55)	(4.0)	(50)	(5.6)
Amortization and deductions of investments in qualified affordable housing projects	30	3.6	30	2.2	35	3.9
Tax settlements	—	—	—	—	(30)	(3.3)
Other	(7)	(0.9)	1	0.1	5	0.6
Actual income tax expense	$224	26.4%	$391	28.5%	$242	26.9%

The Company recognized a tax benefit in 2013 of $30 million related to the settlement with the Appeals Office of the Internal Revenue Service (“IRS”) of issues for the 2002-2004 tax years.

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company’s management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been recorded.

The components of the net deferred tax liability reported in Other liabilities at December 31, 2015 and 2014 are as follows (in millions):

	2015	2014
Deferred tax assets
Future policy benefits	$846	$822
Employee and agents benefits	51	56
Gross deferred tax assets	897	878
Deferred tax liabilities
DAC	843	690
Investments	607	1,363
Other	218	225
Gross deferred tax liabilities	1,668	2,278
Net deferred tax liability	$771	$1,400
The Company does not have net operating or capital loss carryforwards.

The Company’s federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2007 and tax years 2008 through 2010 are currently with the IRS Office of Appeals. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these audits. The Company believes that its recorded income tax liabilities for uncertain tax positions are adequate for all open years.

NOTE 16 - INCOME TAXES (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2015, 2014 and 2013 are as follows (in millions):

	2015	2014	2013
Balance at beginning of year	$99	$71	$71
Additions for tax positions of prior years	—	23	3
Reductions for tax positions of prior years	(15)	—	—
Additions for tax positions of current year	19	5	—
Settlements with tax authorities	(8)	—	(3)
Balance at end of year	$95	$99	$71

At December 31, 2015, 2014 and 2013, the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by $15 million, $(3) million and $5 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits was $6 million for the the year ended December 31, 2015, less than $1 million for the year ended December 31, 2014 and $2 million for the year ended December 31, 2013, and is included in Income tax expense. At December 31, 2015, 2014 and 2013, the Company had $19 million, $13 million and $13 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits which are reported in Other liabilities. The $6 million increase from December 31, 2014 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $6 million of interest expense, and less than $1 million decrease resulting from settlements with tax authorities. The less than $1 million increase from December 31, 2013 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of less than $1 million of interest expense. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 17 – DEBT

Recourse Debt

The Company issued a promissory note on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest, with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part, and there are no collateral requirements. The carrying amount of the note was less than $1 million and $1 million at December 31, 2015 and 2014, respectively.

Non-Recourse Debt

The Company was required to consolidate one structured investment, in which the Company is considered the primary beneficiary, with an outstanding debt balance of $1 million at December 31, 2015 and 2014. Refer to Note 6 – Investments for a discussion on VIEs.

FHLB Agreement

The Company is a member of the FHLB of Pittsburgh and holds $24 million of common stock at December 31, 2015. These investments are recorded as part of equity securities, in Unaffiliated, available for sale, at fair value. No funding agreements were issued in 2015. At December 31, 2015, the fair value of collateral pledged and the Company’s borrowing capacity with FHLB of Pittsburgh was $19 million and $10 million, respectively.

NOTE 18 – SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid were $207 million, $198 million and $276 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Total interest paid was $13 million, $9 million and $12 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Non-cash transactions

The Company’s non-cash investing transactions were $27 million for the year ended December 31, 2015 related to fixed maturities, short terms, mortgage loans and limited partnerships.

The Company’s non-cash investing transactions were less than $1 million for the years ended December 31, 2014 and 2013.

NOTE 19 – STATUTORY FINANCIAL INFORMATION

The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. At December 31, 2015 the Company does not have any permitted practices. In past years, including 2014, the Company disclosed a permitted practice for the book value treatment of certain guaranteed separate account products. The Company has confirmed with the DSID that this book value treatment is not a permitted practice as it is in accordance with Statements of Statutory Accounting Principles (“SSAP”) No. 56, “Separate Accounts”, paragraph 17. As a result, the permitted practice disclosed in the prior years to report these assets at book value is no longer disclosed.

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life, at December 31, 2015 or 2014. As of December 31, 2015, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $4,193 million. The maximum amount of dividends that may be paid in 2016 without prior approval is $812 million.

NOTE 20 – SUBSEQUENT EVENTS

As of March 10, 2016, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

Independent Auditor’s Report

To the Board of Directors of New York Life Insurance and Annuity Corporation:

We have audited the accompanying consolidated financial statements of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”), which comprise the consolidated statements of financial position as of December 31, 2015 and 2014, and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity, and of cash flow for each of the three years in the period ended December 31, 2015.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three the years in the period ended December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As disclosed in Note 11 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

March 10, 2016

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(NYLIAC) NI070

PART C. OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

a.	Financial Statements.

All required financial statements are included in Part B of this Registration Statement.

b.	Exhibits.

(1)	Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation (“NYLIAC”) authorizing establishment of the Separate Account - Previously filed as Exhibit (1) to Registrant’s initial Registration Statement, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant’s Post-Effective Amendment No. 2 on Form N-4 (File No. 033-87382), filed 4/29/97 and incorporated herein by reference.

(2)	Not applicable.

(3)(a)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(3)(b)	Distribution Agreement, dated August 2, 1995 between NYLIFE Distributors, Inc. and NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(3)(b) to Post-Effective Amendment No. 1 on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(3)(c)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(3)(c)(1)	Form of Amendment to Distribution and Underwriting Agreement between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC, dated March 6, 2015 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(g)(1) to Post-Effective Amendment No. 38 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), filed 4/14/2015 and incorporated herein by reference.

(4)(a)	Specimen Policy for New York Life Flexible Premium Variable Annuity II (No. ICC11 - P110) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(a) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-172046), filed 2/3/11 and incorporated herein by reference.

(4)(b)	Earnings Enhancement Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(a) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 7/13/01 and incorporated herein by reference.

(4)(c)	Enhanced Spousal Continuance Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (e) as Exhibit (4)(b) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 7/13/01 and incorporated herein by reference.

(4)(d)	Annual Death Benefit Reset Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(e)	Enhanced Beneficiary Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(d) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(f)	Unemployment Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(f) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(g)	UPromise Account Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(g) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(h)	Living Needs Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(h) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(i)	Specimen Policy for New York Life Flexible Premium Variable Annuity III - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Post-Effective Amendment No. 4 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-172046) on February 6, 2015.

(4)(j)	Annual Death Benefit Reset Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(t) to Post-Effective Amendment No. 12 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(4)(k)	Future Income Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(t) to Post-Effective Amendment No. 12 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(5)(a)	Application for policies for New York Life Premier Plus New York Life Premier, New York Life Complete Access Variable Annuities and Flexible Premium Variable Annuity II (No. 210-594)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(a) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-172046), filed 2/3/11 and incorporated herein by reference.

(5)(b)	Application for policy for Individual Flexible Premium Deferred Variable Annuity - previously filed in accordance with Regulation S-T, CFR 232.102(e) as Exhibit (5)(b) to Post-Effective Amendment No. 12 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account – III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(6)(a)	Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(a)(1)	Amended and Restated Certificate of Incorporation of NYLIAC (executed May 1, 2009) – Previously filed as Exhibit (6)(a)(1) to the registration statement on Form N-4 of for the NYLIAC MFA Separate Account – I (File No. 2-86083), filed April 11, 2013 and incorporated herein by reference.

(6)(b)(1)	By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No.333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(b)(2)	Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(6)(b)(3)	Amended and Restated By-Laws of NYLIAC (effective May 1, 2009) – Previously filed as Exhibit (6)(b)(3) to the regiastration statement on Form N-4 of for the NYLIAC MFA Separate Account – I (File No. 2-86083), filed April 11, 2013 and incorporated herein by reference.

(7)	Contract of Reinsurance between Connecticut General Life Insurance Company/Cigna Reinsurance and NYLIAC - Previously filed as Exhibit (7) to Registrant’s Post-Effective Amendment No. 1 on Form N-4 (File No. 33-87382), filed 4/18/96 and incorporated herein by reference.

(8)(a)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1 for New York Life MFA Series Fund, Inc. (File No. 2-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(b)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(c)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(d)	Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(e)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(f)	Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(g)	Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No.333-07617), filed 1/2/97 and incorporated herein by reference.
(8)(h)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(i)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(j)	Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(k)	Form of Participation Agreement among NYLIAC, Variable Insurance Funds, AmSouth Bank and Bisys Fund Services Limited Partnership - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k) to Registrant’s Post-Effective Amendment No. 4 to the registration statement on Form N-4 (File No. 333-30706), filed 12/12/00 and incorporated herein by reference.

(8)(l)	Form of Subscription Agreement between NYLIAC and Variable Insurance Funds - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(l) to Registrant’s Post-Effective Amendment No. 4 to the registration statement on Form N-4 for (File No. 333-30706), filed 12/12/00 and incorporated herein by reference.

(8)(o)	Form of Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(p)	Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(q)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(r)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(8)(s)	Form of 12b-1 Plan Services Agreement for the Service Class Shares of Mainstay VP Series Fund, Inc. between NYLIFE Distributors, Inc. and NYLIAC dated 4/13/02 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(t)	Form of Class S Service Agreement between Fred Alger & Company and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(u)	Form of Distribution Agreement between Dreyfus Service Corporation and NYLIAC dated as of 2/24/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(q) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(v)	Form of Service Contract between Fidelity Distributors Corporation and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(r) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(w)	Form of Distribution and Shareholder Services Agreement between Janus Distributors LLC and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(s) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(x)	Form of Fund Participation Agreement (Service Shares) between Janus Aspen Series and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(y)	Form of Participation Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(z)	Form of Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(v) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(a)(a)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(b)(b)	Form of Supplement for Distribution Services Agreement between T. Rowe Price Investment Services, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(x) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(c)(c)	Form of Participation Agreement among Victory Variable Insurance Funds, BISYS Fund Services Limited Partnership, Victory Capital Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(8)(d)(d)	Form of Distribution and Service Agreement, Class A shares, between BISYS Fund Services Limited Partnership and NYLIFE Distributors Inc. - Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(8)(e)(e)	Form of Participation Agreement among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-106806), filed 10/25/04 and incorporated herein by reference.

(8)(f)(f)	Form of Participation agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.

(8)(g)(g)	Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(8)(h)(h)	Form of Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC NVA Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(8)(i)(i)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(j)(j)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(k)(k)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 - Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(8)(l)(l)	Amended and Restated 12b-1 Plan Services Agreement for the Service Class Shares of the MainStay VP Funds Trust between NYLIFE Distributors LLC and NYLIAC, dated April 29, 2011 - Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(d)(d) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(8)(m)(m)	Form of PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, and effective May 1, 2014, between Pacific Investment Management Company LLC and New York Life Insurance and Annuity Corporation - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(e)(e) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

(8)(n)(n)	Form of Selling Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, between PIMCO Investments LLC and New York Life Insurance and Annuity Corporation - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(f)(f) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

(8)(o)(o)	Form of Participation Agreement among Columbia Funds Variable Series Trust II, Columbia Management Investment Distributors, Inc. and New York Life Insurance and Annuity Corporation, dated March 1, 2015 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(g)(g) to Post-Effective Amendment No. 29 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/2015 and incorporated herein by reference.

(8)(p)(p)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, Deutsche Variable Series I (formerly, DWS Variable Series I), Deutsche Variable Series II (formerly, DWS Variable Series II), Deutsche Investments VIT Funds (formerly, DWS Investments VIT Funds), DeAWM Distributors, Inc. (formerly, DWS Investments Distributors, Inc.) and Deutsche Investment Management Americas Inc. Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(8)(q)(q)	Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Management Americas Inc. and New York Life Insurance and Annuity Corporation. Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(9)	Opinion and Consent of Thomas F. English, Esq. Filed herewith.

(10)(a)	Consent of PricewaterhouseCoopers LLP. Filed herewith.

(10)(b)

Powers of Attorney. Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(b) to Post-Effective Amendment No. 23 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed April 13, 2016 and incorporated herein by reference.

(11)	Not Applicable.

(12)	Not Applicable.

ITEM 25.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Theodore A. Mathas	Director, Chairman & Chief Executive Officer	Director
Christopher Ashe	Director & Senior Vice President	Director
David G. Bedard	Director & Senior Vice President	Director
Christopher O. Blunt	Director, Executive Vice President and President of the Investments Group	Director
David Cruz	Director & Senior Vice President	Director
John T. Fleurant	Director, Executive Vice President & Chief Financial Officer	Director
Robert M. Gardner	Director, Vice President & Controller	Director
Frank Harte	Director & Senior Vice President	Director
Thomas A. Hendry	Director, Senior Vice President & Treasurer	Director
John Y. Kim	Director & President	Director
Amy Miller	Director	Director
Arthur H. Seter	Director, Senior Vice President & Chief Investment Officer	Director
Joel M. Steinberg	Director, Senior Vice President, Chief Risk Officer & Chief Actuary	Director
Susan A. Thrope	Director	Director
Matthew D. Wion	Director	Director
Sara L. Badler	Senior Vice President	Officer
Scott L. Berlin	Senior Vice President	Officer
Benjamin H. Bielawski	Senior Vice President	Officer
David J. Castellani	Senior Vice President	Officer
Thomas Cole	Senior Vice President	Officer
Alexander I. Cook	Senior Vice President	Officer
Michael Del Secolo	Senior Vice President & Chief Technology Officer	Officer
Craig L. DeSanto	Senior Vice President & Actuary	Officer
Robert A. DiMella	Senior Vice President	Officer
Thomas F. English	Senior Vice President, Chief Legal Officer & Secretary	Officer
Stephen P. Fisher	Senior Vice President	Officer
Thomas J. Girard	Senior Vice President	Officer
Troy E. Glover	Senior Vice President	Officer
Matthew M. Grove	Senior Vice President	Officer
Robert J. Hebron	Senior Vice President	Officer
Jon Christian Kirtley	Senior Vice President	Officer
John M. Loffredo	Senior Vice President	Officer
Anthony R. Malloy	Senior Vice President	Officer
Gail A. McDermott	Senior Vice President	Officer
Barbara J. McInerney	Senior Vice President & Chief Compliance Officer	Officer
Francis J. Ok	Senior Vice President	Officer
Michael M. Oleske	Senior Vice President & Chief Tax Counsel	Officer
Jeffrey S. Phlegar	Senior Vice President	Officer
Dan C. Roberts	Senior Vice President	Officer
Gerard A. Rocchi	Senior Vice President	Officer
Richard C. Schwartz	Senior Vice President	Officer
Jerrold K. Senser	Senior Vice President	Officer
George S. Shively	Senior Vice President & Legal Officer	Officer
Mark W. Talgo	Senior Vice President	Officer
Matthew D. Wion	Senior Vice President	Officer
Jae Yoon	Senior Vice President	Officer
Erik A. Anderson	Vice President & Actuary	Officer
Mitchell P. Ascione	Vice President	Officer
Steven Attias	Vice President & Chief Information Security Officer	Officer
Karen A. Bain	Vice President - Tax	Officer
Lee C. Baker	Vice President	Officer
Judy R. Bartlett	Vice President & Legal Officer	Officer
John Bonvouloir	Vice President	Officer
Elizabeth Brill	Vice President	Officer
Jeanne M. Carbone	Vice President	Officer
Ramon A. Casanova	Vice President & Actuary	Officer
Roger Chen	Vice President	Officer
George S. Cherpelis	Vice President	Officer
Louis N. Cohen	Vice President	Officer
James J. Cristallo	Vice President & Actuary	Officer
Paul K. Cunningham	Vice President	Officer
Karen J. DeToro	Vice President	Officer
Robert H. Dial	Vice President	Officer
Mayra L. Diaz	Vice President	Officer
John C. DiRago	Vice President	Officer
Kathleen A. Donnelly	Vice President	Officer
Robert Donohue	Vice President & Assistant Treasurer	Officer
Michael G. Dubrow	Vice President	Officer
Jonathan Feinstein	Vice President	Officer
Robert E. Ferguson	Vice President	Officer
Anthony Ferraro	Vice President & Actuary	Officer
Edward J. Fitzgerald	Vice President	Officer
Michael Fong	Vice President & Actuary	Officer
Stephanie A. Frawley	Vice President	Officer
Brian Furlong	Vice President	Officer
Thomas J. Gangemi	Vice President	Officer
Ross M. Goldstein	Vice President	Officer
Jane L. Hamrick	Vice President & Actuary	Officer
Thomas S. Heller	Vice President	Officer
Eric S. Hoffman	Vice President	Officer
Angela Huang	Vice President & Actuary	Officer
Dylan W. Huang	Vice President	Officer
Joseph E. Hynes	Vice President	Officer
Robert J. Hynes	Vice President	Officer
Robert Karmen	Vice President & Legal Officer	Officer
Jeffrey Killian	Vice President	Officer
Terry Kim	Vice President	Officer
Michael J. Kimble	Vice President	Officer
Joseph D. Koltisko	Vice President	Officer
Linda M. Kraus	Vice President	Officer
Jodi L. Kravitz	Vice President & Actuary	Officer
Richard B. Leber	Vice President, Legal Officer & Assistant Secretary	Officer
Scott L. Lenz	Vice President & Tax Counsel	Officer
Brian C. Loutrel	Vice President & Chief Privacy Officer	Officer
Eric J. Lynn	Vice President & Actuary	Officer
Ralph S. Marinaccio	Vice President	Officer
Timothy M. McGinnis	Vice President	Officer
Stephen J. McNamara	Vice President & Actuary	Officer
Edward P. Millay	Vice President	Officer
Eric A. Moffitt	Vice President	Officer
Ryan J. Morris	Vice President & Actuary	Officer
Jaime Mosquera	Vice President & Actuary	Officer
Corey B. Multer	Vice President	Officer
Marijo F. Murphy	Vice President	Officer
Nicholas Pasyanos	Vice President & Actuary	Officer
Gideon A. Pell	Vice President	Officer
Valerie L. Perry	Vice President - Underwriting	Officer
William Petty	Vice President	Officer
Paul Quartararo	Vice President & Chief Medical Director	Officer
Janis C. Rubin	Vice President	Officer
Amaury J. Rzad	Vice President	Officer
Scott R. Seewald	Vice President	Officer
Joseph J. Shannon	Vice President	Officer
Irwin Silber	Vice President & Actuary	Officer
Kevin M. Smith	Vice President	Officer
Thomas C. Sorg	Vice President	Officer
Andrew P. Starr	Vice President	Officer
Monica Suryapranata	Vice President	Officer
Matthew T. Swanson	Vice President	Officer
Ka Luk Stanley Tai	Vice President	Officer
William P. Tate	Vice President	Officer
Sandra G. Tillotson	Vice President	Officer
Thomas J. Troeller	Vice President & Actuary	Officer
Victor A. Verastegui	Vice President	Officer
Taylor Wagenseil	Vice President	Officer
Robin M. Wagner	Vice President	Officer
Richard M. Walsh	Vice President	Officer
Scott W. Weinstein	Vice President	Officer
Charles A. Whites	Vice President & Legal Officer	Officer
Michellen Wildin	Vice President	Officer
Michael A. Yashnyk	Vice President	Officer
Paul Zeng	Vice President & Actuary	Officer

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
The MainStay Funds(*)(†)	Massachusetts
MainStay VP Funds Trust(*)(†)	Delaware
MainStay Funds Trust	Delaware
NYL Investors LLC	(Delaware)
NYL Investors (U.K.) Limited	(United Kingdom)
NYLIM Holdings NCVAD GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund I, L.P.	(Delaware)	(50%)
MNCVAD-IND Greenwood CA LLC	(Delaware)
MNCVAD-IND Concourse CA LLC	(Delaware)
MNCVAD-IND Norris Canyon CA LLC	(Delaware)
MNCVAD-CP Norris Canyon LLC	(Delaware)	(94%)
MNCVAD-IND Petaluma CA LLC	(Delaware)
MNCVAD-OFC 2665 NORTH FIRST CA LLC	(Delaware)
MNCVAD-SEAGATE 2665 NORTH FIRST LLC	(Delaware)	(90%)
MNCVAD-OFC Bridgepointe CA LLC	(Delaware)
MNCVAD-OFC RIDDER PARK CA LLC	(Delaware)
MNCVAD-GRAYMARK RIDDER	(Delaware)	(97.50%)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
New York Life Short Term Fund1	(New York)
NYLIFE Insurance Company of Arizona	(Arizona)
New York Life Insurance and Annuity Corporation	(Delaware)
Ausbil IT – Ausbil Microcap Fund	(Australia)	(NYLIAC: 10.13%)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(8%)[2]
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[3]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (“ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99% ; ADIS: 1%)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 55%; NYLIAC: 45%) (ownership transferred from NYLIMH to NYLIC)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
Warwick McAlester Holdings, LLC	(Delaware)
Meeco Sullivan, LLC	(Delaware)
Electric Avenue, LLC	(Delaware)
MCF Capital Management LLC (“MCFCMLLC”)	(Delaware)
Ironshore Investment BL I Ltd.	(Bermuda)[8]	(0 voting ownership	)
LMF WF Portfolio II, LLC	(Delaware)[8]	(0 voting ownership	)
MCF CLO I LLC	(Delaware)	(2.53%)[8]
MCF CLO III LLC	(Delaware)	(2.33%)[8]
MCF CLO II LLC	(Delaware)[8]	(0 voting ownership	)
MCF CLO IV LLC	(Delaware)[8]	(0 voting ownership	)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
MCF Mezzanine Carry I LLC	(Delaware)[8]
MCF Mezzanine Fund I LLC	(Delaware)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)[8]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia,Canada)
Zenith Products Holdings, Inc.	(Delaware)	(16.36%)[8]
ZPC Holding Corp.	(Delaware)
Zenith Products Corporation	(Delaware)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
Institutional Capital LLC	(Delaware)
MacKay Shields LLC	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Emerging Markets Credit Portfolio	(Ireland)	(NYLIC: 0.00%; NYLIAC: 99.98%)
Plainview Funds plc – MacKay Shields Flexible Bond Portfolio	(Ireland)	(NYLIAC: 95.05%; MacKay: 4.94%; NYLIC 0)
Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio	(Ireland)	(NYLIC: 22.00%; MacKay: 1.15%)
Plainview Funds plc – MacKay Shields Floating Rate High Yield Portfolio	(Ireland)	(NYLIC: 95.23%; MacKay 4.76%)
Plainview Funds plc – MacKay Shields Core Plus Opportunities Portfolio	(Ireland)	(NYL: 0%)
MacKay Shields Statutory Trust – High Yield Bond Series	(Connecticut)[8]
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(14.99%)[4]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Shields General Partner (L/S) LLC	(Delaware)
MacKay Shields Long/Short Fund LP	(Delaware)
MacKay Shields Long/Short Fund (Master), LP	(Delaware)
MacKay Shields Global Derivatives LLC	(Delaware)
MacKay Municipal Managers Puerto Rico Opportunities GP LLC	(Delaware)
MacKay Puerto Rico Opportunities Funds, L.P.	(Delaware)
MacKay Puerto Rico Opportunities Feeder Fund, L.P.	(Cayman Islands)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal Managers California Opportunities Fund, L.P.	(Delaware)
Cornerstone Capital Management Holdings LLC	(Delaware)
Cornerstone Capital Management, LLC	(Delaware)	(51%)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners, L.L.C.	(Delaware)
New York Life Capital Partners, L.P.	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners II, L.P.	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners III GenPar, L.P.	(Delaware)
New York Life Capital Partners III, L.P.	(Delaware)
New York Life Capital Partners III-A, L.P.	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P.	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
New York Life Capital Partners IV-A, L.P.	(Delaware)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezzanine Blocker Holdco A, LP	(Delaware)	(“GPPMBHA”)
GPP Mezzanine Blocker A, LP	(Delaware)	(GPPMBHA: 7.5%; GPPIVLP: 92.5%)
GPP Mezzanine Blocker Holdco B, LP	(Delaware)	(“GPPMBHB”)
GPP Mezzanine Blocker B, LP	(Delaware)	(“GPPMBHB: 4.4%; GPPIVLP: 95.6%)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)**
GoldPoint Partners Co-Investment V ECI Blocker Holdco A, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker A, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco F, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker F, LP	(Delaware)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
NYLCAP 2010 Co-Invest GenPar GP, LLC	(Delaware)
NYLCAP 2010 Co-Invest GenPar L.P.	(Delaware)
NYLCAP 2010 Co-Invest L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker A L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco F L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker F L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco G L.P.	(Delaware)
NYLCAP 2010 C0-Invest ECI Blocker G L.P.	(Delaware)
NYLCAP Canada GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine GenPar GP, LLC	(Delaware)
NYLIM Mezzanine GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners, LP	(Delaware)
NYLIM Mezzanine Partners Parallel Fund, LP	(Delaware)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Offshore Partners II, LP	(Cayman Islands)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners II, LP	(Delaware)
NYLIM Mezzanine II Luxco S.à.r.l.	(Luxembourg)
NYLIM Mezzanine Partners II Parallel Fund, LP	(Delaware)
NYLIM Mezzanine II Parallel Luxco S.à.r.l.	(Luxembourg)
Voice Holdco Ltd.	(Nova Scotia, Canada)	(27%)[9]
Voice Holdings Ltd.	(Nova Scotia, Canada)
Voice Construction Ltd.	(Alberta, Canada)
Voice Construction Opco ULC	(Alberta, Canada)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III-K, LP	(Delaware)**
NYLCAP Mezzanine Partners III, LP	(Delaware)**
NYLCAP Mezzanine Partners III Parallel Fund, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco A, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker A, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco C, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker C, LP	(Delaware)
C.B. Fleet TopCo. LLC	(Delaware)	(17%**collectively)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco E, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker E, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco F, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker F, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)**
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[5]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[6]
NYLIM Jacob Ballas India Fund III (Mauritius) LLC
NYLIM Jacob Ballas Capital India (FVCI) III (Mauritius) LLC
NYLIM Jacob Ballas India (FII) III (Mauritius) LLC
NYLCAP Holdings	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
Evolvence Asset Manamement, Ltd. (Goldpoint: 24.5%)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM Real Estate Mezzanine Fund II, LP	(Delaware)
NYLIM-TND, LLC	(Delaware)
NYLIM-DCM, LLC	(Delaware)
NYLIM-MM, LLC	(Delaware)
DCM-N, LLC	(Delaware)	(80%)
DCM Warehouse Series A, LLC	(Delaware)
DCM Warehouse Series One, LLC	(Delaware)
Sixteen West Savannah, LLC	(Indiana)
NYLIM RE Mezzanine Fund II Investment Corporation	(Delaware)
IndexIQ Holdings Inc.	(Delaware)	(“IQ Holdings”)
Financial Development LLC	(Delaware)	(“FD LLC”) (74.37%; IQ Holdings: 25.63%)
IndexIQ Inc.	(Delaware)
IndexIQ LLC	(Delaware)
IndexIQ Advisors LLC	(Delaware)
NYLIM-GCR Fund I, LLC	(Delaware)	(50%)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)
New York Life Investment Management Holdings International S.a.r.l.	(Luxembourg)
New York Life Investment Management Holdings II International S.a.r.l.	(Luxembourg)
New York Life Investment Management Global Holdings S.a.r.l.	(Luxembourg)	(“NYLIMGH”)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam Luxembourg	(Luxembourg)	(“CANLUX”) (NYLIMGH: 97%; 1 share held by CANLUXS)
Candriam Belgium	(Belgium)	(“CANBEL”) (99.99%; NYLIMGH: 0.01%)
Candriam France	(France)	(“CANFR”)
Candriam Dublin	(Ireland)
Candriam Treasury Management		(CANBEL: 14.92%; CANFR: 7.58%)
Candriam Switzerland LLC	(Switzerland)
BIL Prime Advanced Cash + 100	(Lux)	(CANLUX: 35.37%; CANBEL: 31.55%) (“BILPAC”)
Cordius CIG	(Lux)	(62.96%; CANBEL: 18.52%; CANFR: 18.52%)
Candriam Bonds Convertible Opportunities	(Lux)	(CANLUX: 33.08%)
Ausbil Investment Management Limited	(Australia)	(79.15%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
NYLIFE Distributors LLC	(Delaware)
Private Advisors L.L.C.	(Delaware)	(64.25%)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
Private Advisors Distressed Opportunities Fund, L.P.	(Delaware)
PA Hedged Equity Fund, L.P.	(Delaware)
Private Advisors Hedged Equity Fund (QP), L.P.	(Delaware)
Private Advisors Hedged Equity Master Fund	(Delaware)[7]
Private Advisors Small Company Buyout Fund II, L.P.	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout Fund V–ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
Cuyahoga Capital Partners I Management Group, LLC	(Delaware)
Cuyahoga Capital Partners I, L.P.	(Delaware)
Cuyahoga Capital Partners II Management Group LLC	(Delaware)
Cuyahoga Capital Partners II LP	(Delaware)
Cuyahoga Capital Partners III Management Group LLC	(Delaware)
Cuyahoga Capital Partners III LP	(Delaware)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF Carry, LLC	(Delaware)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
Private Advisors Hedged Equity Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Fund (QP), Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above	)
PA Stable Value Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Stable Value ERISA Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Stable Value Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above	)
The Hedged Strategies Fund (QP), Ltd.	(Cayman Islands)	(0%)
UVF GP, LLC	(Delaware)
Undiscovered Value Fund, LP	(Delaware)
Undiscovered Value Fund, Ltd.	(Cayman Islands)[8]
Undiscovered Value Master Fund SPC	(Cayman Islands)
Madison Core Property Fund LLC	(Delaware)	(NYL Investors is Non Member Manager	)[8]
MIREF 1500 Quail, LLC	(Delaware)
MIREF Mission Heritage, LLC	(Delaware)
MIREF Linpro Center, LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Seaside, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
1101 Taylor Road LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF York Road, LLC	(Delaware)
York Road EW LLC	(Delaware)	(64.8%)
York Road Retail West, LLC	(Delaware)	(64.8%)
2001 EW LLC	(Delaware)
2122 EW LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
Via Verde San Dimas, LLC	(Delaware)
MIREF DC Corp.	(Delaware)
MIREF L Street, LLC	(Delaware)
1901 L Street Corp.	(Delaware)
1901 L Street LLC	(District of Columbia)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
MIREF Bedminster, LLC	(Delaware)
MIREF Barton’s Creek, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF Marketpointe, LLC	(Delaware)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Waterview, LLC	(Delaware)
MIREF Chain Bridge, LLC	(Delaware)
1991 Chain Bridge Road, LLC	(Delaware)
MIREF Aptakisic, LLC	(Delaware)
Aptakisic Creek Corporate Park, LLC	(Delaware)
MIREF 250 Montgomery, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-IND Valley Business Park CA LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-IND Assateague MD LLC	(Delaware)
MADISON-SP Assateague LLC	(Delaware)	(90%)
MADISON-MF Casa Santa Fe AZ LLC	(Delaware)
MADISON-MF Cabrillo AZ LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Canyon Commons CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(90%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-MF Henderson NV LLC	(Delaware)
MCPF-SP Henderson LLC	(Delaware)	(90%)
MADISON-SP Henderson LLC	(Delaware)	(90%)
NYLIM Flatiron CLO 2004-1 Ltd.	(Cayman Islands)[8]
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	(Cayman Islands)
NYLIM Flatiron CLO 2006-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	(Cayman Islands)
Flatiron CLO 2007-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	(Cayman Islands)
Flatiron CLO 2011-1 Ltd.	(Cayman Islands)
Flatiron CLO 2012-1 Ltd.	(Cayman Islands)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)
Flatiron CLO 2014-1-Ltd.	(Cayman Islands)
Flatiron CLO 16 Ltd.	(Cayman Islands)	(100%)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
Silverado CLO 2006-II Limited	(Cayman Islands)
Silverado 2006-II Equity Holdings LLC, Series A	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYL Executive Benefits LLC	(Delaware)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
NYL Midwest Apartments LLC	(Delaware)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)
NJIND Hook Road LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
NJIND Carter Drive LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(95%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP OFC Westory DC LLC	(Delaware)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-OFC Royal Centre GA LLC	(Delaware)
Royal Centre, LLC	(Delaware)	(90%)
REEP-RTL CTC NY LLC	(Delaware)
Cortlandt Town Center LLC	(Delaware)	(65%)
REEP-OFC 5005 LBJ Freeway TX LLC	(Delaware)	(97%)
5005 LBJ Tower LLC	(Delaware)	(97%)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 62.307692%; NYLIAC: 37.692308%)
CT 611 W. JOHNSON AVE LLC	(Delaware)
CT 550 RESEARCH PKWY LLC	(Delaware)
CT 160 CORPORATE COURT LLC	(Delaware)
NJ 663 E. CRESCENT AVE LLC	(Delaware)
NJ 1881 ROUTE 46 LLC	(Delaware)
PA 180 KOST RD LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC	(Delaware)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)
REEP-IND RTG NC LLC	(Delaware)
REEP-MF Chandler AZ LLC	(Delaware)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
New York Life Funding	(Cayman Islands)[9]
New York Life Global Funding	(Delaware)[9]
NYL Equipment Issuance Trust	(Delaware)[10]
NYL Equipment Issuance Trust 2014-2	(Delaware)[10]
Government Energy Savings Trust 2003-A (GEST)	(New York)[10]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[10]
NYLARC Holding Company Inc.	(Arizona)[9]
New York Life Agents Reinsurance Company	(Arizona)[9]
Samsung US Dynamic Asset Allocation Securities Feeder Investment Trust H (NYL: 49.1%)

(+)

By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.

(*)

Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(†)

New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

1	Control is by virtue of NYLIC and subsidiaries being general partners.
2	NYL Cayman Holdings Ltd. owns 92%.
3	NYL Worldwide Capital Investment LLC owns 0.002%.
4	NYLIC owns 14.05%, NYLIAC owns 0.00%, and MacKay owns .62% for a total ownership of 14.42%.
5	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
6	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
7	Private Advisors Hedged Equity Fund (QP), L.P. owns 33.61% and PA Hedged Equity Fund, L.P. owns 66.39% of the Master Fund.
8	Control of each CLO/CDO and other entities is pursuant to an investment management contract with NYLIM or affiliate, not through ownership of voting interests unless, otherwise, ownership noted.
9	Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
10	Control is through financial interest, not ownership of voting interests.

ITEM 27.	NUMBER OF CONTRACT OWNERS

As of January 31, 2016 there were approximately 8,023 owners of Qualified Policies and 609 owners of Non-Qualified policies under this Registration Statement.

ITEM 28.	INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC (Exhibit No. (6)(b)(3) hereto) for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

The MainStay Funds

MainStay VP Funds Trust

Private Advisors Alternative Strategies Fund

Private Advisors Alternative Strategies Master Fund

(b) Directors and Officers.

The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.

Names of Directors and Officers	Positions and Offices with Underwriter
Stephen P. Fisher	Chairman of the Board and Chief Executive Officer
Robert M. Gardner	Manager
Frank Harte	Manager, Senior Vice President & Chief Financial Officer
Robert J. Hebron	Executive Vice President, AMN Executive Benefits and Retail Distribution
John W. Akkerman	Senior Managing Director, MacKay Shields Institutional Sales
David Cruz	Senior Managing Director, Individual Annuities
Yie-Hsin Hung	Senior Managing Director, Investments Boutique
Drew E. Lawton	Senior Managing Director, Cornerstone Capital Management Institutional Sales
Barbara J. McInerney	Senior Managing Director, Compliance
Robert M. Barrack	Managing Director, GoldPoint Partners Institutional Sales
Tod K. Childress	Managing Director, Private Advisors Institutional Sales
Mark A. Gomez	Managing Director and General Counsel
Joseph J. Henehan	Managing Director, Retirement Plan Services
John J. O’Gara	Managing Director, US Life and Agency Product Consulting
Amanda S. Parness	Managing Director, GoldPoint Partners Institutional Sales
Laurette Russman	Managing Director, MacKay Shields Institutional Sales
Robin M. Wagner	Managing Director and Chief Compliance Officer
Brian D. Wickwire	Managing Director, NYLIM Service Company, Controller and Chief Operating Officer
Karen A. Bain	Vice President - Tax
Marta Hansen	Director, Financial Operations Principal and Treasurer
Rafaela M. Herrera	Director, Compliance and Sales Material Review
Linda M. Howard	Director, Compliance, Anti-Money Laundering Officer, and Office of Foreign Assets Control Officer
George S. Shively	Secretary
Elizabeth A. Sharrier	Assistant Secretary

(c) Commissions and Other Compensation

Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation

NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-

ITEM 30.	LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life—Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 31.	MANAGEMENT SERVICES - Not applicable.

ITEM 32.	UNDERTAKINGS - Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Annuity Separate Account-III, hereby represents that the fees and charges deducted under the annuities described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SECTION 403(b) REPRESENTATIONS

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf in New York, New York on April 14, 2016.

NYLIAC VARIABLE ANNUITY
SEPARATE ACCOUNT-III
(Registrant)

By:	/s/ Dylan W. Huang
Name: Dylan W. Huang
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(Depositor)

By:	/s/ Dylan W. Huang
Name: Dylan W. Huang
Title: Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Christopher Ashe*	Director

David G. Bedard*	Director

Christopher O. Blunt*	Director

David Cruz*	Director

John T. Fleurant*	Director and (Chief Financial Officer)

Robert M. Gardner*	Director and (Principal Accounting Officer)

Frank Harte*	Director

Thomas A. Hendry*	Director

John Y. Kim*	Director and President

Theodore A. Mathas*	Chairman and (Principal Executive Officer)

Amy Miller*	Director

Arthur H. Seter*	Director

Joel M. Steinberg*	Director

Susan A. Thrope*	Director

Matthew Wion*	Director

By:	/s/ Dylan W. Huang
Dylan W. Huang
Attorney-in-Fact

April 14, 2016

*	Pursuant to Powers of Attorney incorporated herein by reference.

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

(9)	Opinion and consent of Thomas F. English, Esq.

(10)(a)	Consent of PricewaterhouseCoopers LLP.